---------------------------------------------------------------------------------
Oppenheimer New Jersey Municipal Fund
---------------------------------------------------------------------------------

6803 South Tucson Way, Centennial, Colorado 80112-3924
1.800.525.7048

Statement of Additional Information dated September 27, 2004, revised
February 3, 2005

      This Statement of Additional Information is not a Prospectus.  This
document contains additional information about the Fund and supplements information in the Prospectus dated September 27, 2004.  It should be read together with the Prospectus.  You can obtain the Prospectus by writing to the
Fund's Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver,
Colorado 80217 or by calling the Transfer Agent at the toll-free number shown above or by downloading it from the OppenheimerFunds Internet website at
www.oppenheimerfunds.com.

Contents                                                                  Page

About the Fund

About Your Account

Financial Information About the Fund

---------------------------------------------------------------------------------

ABOUT THE FUND
---------------------------------------------------------------------------------

Additional Information About the Fund's Investment Policies and Risks

      The investment objective and the principal investment policies and the main risks of the Fund are described in the Prospectus.  This Statement of
Additional Information contains supplemental information about those policies and the types of securities that the Fund's investment manager,
OppenheimerFunds, Inc. (the "Manager"), can select for the Fund.  Additional explanations are also provided about the strategies the Fund may use to try to achieve its objective.

The Fund's Investment Policies.  The composition of the Fund's portfolio and the techniques and strategies that the Fund's Manager uses in selecting portfolio securities will vary over time.  The Fund is not required to use all of the investment techniques and strategies described below at all times in seeking its objective.  It may use some of the special investment techniques and strategies at some times or not at all.

      The Fund does not make investments with the objective of seeking capital growth.  However, the values of the securities held by the Fund may be affected by changes in general interest rates and other factors prior to their maturity.  Because the current value of debt securities vary inversely with changes in prevailing interest rates, if interest rates increased after a security is purchased, that security will normally decline in value.
Conversely, should interest rates decrease after a security is purchased, normally its value will rise.

      However, those fluctuations in value will not generally result in realized gains or losses to the Fund unless the Fund sells the security prior to the security's maturity.  A debt security held to maturity is redeemable by its issuer at full principal value plus accrued interest.  The Fund may dispose of securities prior to their maturity for liquidity purposes, or because of other factors affecting the issuer that cause the Manager to sell the particular security. In that case, the Fund could realize a capital gain or loss on the sale.

      There are variations in the credit quality of municipal securities, both within a particular rating classification and between classifications.  These variations depend on numerous factors.  The yields of municipal securities depend on a number of factors, including general conditions in the municipal securities market, the size of a particular offering, the maturity of the obligation and rating (if any) of the issue. These factors are discussed in greater detail below.

Municipal Securities.  The types of municipal securities in which the Fund may invest are described in the Prospectus under "About the Fund's Investments."
As a fundamental policy, the Fund invests at least 80% of its assets in municipal securities. In addition, as a fundamental policy, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in New
Jersey municipal securities. This includes securities that generate income subject to the alternative minimum tax. The Manager has interpreted the Fund's policy regarding investment in municipal securities to require the Fund to invest at least 80% of the Fund's net assets in municipal securities. Municipal securities are generally classified as general obligation bonds, revenue bonds and notes.  A discussion of the general characteristics of these principal types of municipal securities follows below.

      |X| Municipal Bonds.  The Fund has classified municipal securities having a maturity (when the security is issued) of more than one (1) year as
"municipal bonds."  The principal classifications of long-term municipal bonds are "general obligation" and "revenue" (including "private activity") bonds.
They may have fixed, variable or floating rates of interest, as described below.

      Some bonds may be "callable," allowing the issuer to redeem them before their maturity date. To protect bondholders, callable bonds may be issued with provisions that prevent them from being called for a period of time.
Typically, that is five (5) to ten (10) years from the issuance date.  When interest rates decline, if the call protection on a bond has expired, it is more likely that the issuer may call the bond.  If that occurs, the Fund might have to reinvest the proceeds of the called bond in bonds that pay a lower rate of return.

            |_| General Obligation Bonds.  The basic security behind general obligation bonds is the issuer's pledge of its full faith and credit and taxing power, if any, for the repayment of principal and the payment of interest.
Issuers of general obligation bonds include states, counties, cities, towns, and school districts.  The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems.  The rate of taxes that can be levied for the payment of debt service on these bonds may be limited or unlimited.  Additionally, there may be limits as to the rate or amount of special assessments that can be levied to meet these obligations.

            |_| Revenue Bonds.  The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source, such as a state's or local government's proportionate share of the tobacco Master Settlement Agreement.  Revenue bonds are issued to finance a wide variety of capital projects. Examples include electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals.

            Although the principal security for these types of bonds may vary from bond to bond, many provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments on the issuer's obligations.  Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects.  Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

            |_| Industrial Development Bonds. Industrial development bonds are considered municipal bonds if the interest paid is exempt from federal income tax. They are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds may also be used to finance public facilities such as airports, mass transit systems, ports, and parking.
The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed by the bond as security for those payments.

                  |_| Private Activity Bonds. Interest on certain Qualified
Private Activity Bonds is excludable from gross income for federal income tax purposes if certain tests are met. They are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control.  These bonds may also be used to finance public facilities such as airports, mass transit systems, ports, and parking.  The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed by the bond as security for those payments.

      The Tax Reform Act of 1986 (the "Tax Reform Act") reorganized, as well as amended, the rules governing tax exemption for interest on certain types of municipal securities.  The Tax Reform Act generally did not change the tax treatment of bonds issued in order to finance governmental operations.  Thus, interest on general obligation bonds issued by or on behalf of state or local governments, the proceeds of which are used to finance the operations of such governments, continues to be tax-exempt (and excludable from gross income).
However, the Tax Reform Act limited the use of tax-exempt bonds for non-governmental (private) purposes.  More stringent restrictions were placed on the use of proceeds of such bonds.  Interest on certain private activity bonds is taxable under the revised rules.  There is an exception for
"qualified" tax-exempt private activity bonds, for example, exempt facility bonds including certain qualified mortgage bonds, qualified Section 501(c)(3)
bonds, and qualified student loan bonds.

      In addition, limitations as to the amount of private activity bonds which each state may issue were revised downward by the Tax Reform Act, which will reduce the supply of such bonds.  The value of the Fund's portfolio could be affected if there is a reduction in the availability of such bonds.

      Interest on certain private activity bonds issued after August 7, 1986, which continues to be tax-exempt, will be treated as a tax preference item subject to the federal alternative minimum tax (discussed below) to which certain taxpayers are subject. The Fund may hold municipal securities the interest on which (and thus a proportionate share of the exempt-interest dividends paid by the Fund) will be subject to the Federal alternative minimum tax on individuals and corporations. There are no limits on the amount of assets the Fund may invest in private activity bonds.

      The Federal alternative minimum tax is designed to ensure that all persons who receive income pay some tax, even if their regular tax is zero.
This is accomplished in part by including in taxable income certain tax preference items that are used to calculate alternative minimum taxable income.  The Tax Reform Act made tax-exempt interest from certain private activity bonds a tax preference item for purposes of the alternative minimum tax on individuals and corporations.  Any exempt-interest dividend paid by a regulated investment company will be treated as interest on a specific private activity bond to the extent of the proportionate relationship the interest the investment company receives on such bonds bears to all its exempt interest dividends.

      In addition, corporate taxpayers subject to the alternative minimum tax may, under some circumstances, have to include exempt-interest dividends in calculating their alternative minimum taxable income. That could occur in situations where the "adjusted current earnings" of the corporation exceeds its alternative minimum taxable income.

      To determine whether a private activity bond is treated as a taxable private activity bond, it is subject to a test for: (a) a trade or business use and security interest, or (b) a private loan restriction. Under the trade or business use and security interest test, an obligation is a private activity bond if: (i) more than 10% of the bond proceeds are used for private business purposes and (ii) 10% or more of the payment of principal or interest on the issue is directly or indirectly derived from such private use or is secured by the privately used property or the payments related to the use of the property.  For certain types of uses, a 5% threshold is substituted for this
10% threshold.

      The term "private business use" means any direct or indirect use in a trade or business carried on by an individual or entity other than a state or municipal governmental unit.  Under the private loan restriction, the amount of bond proceeds that may be used to make private loans is limited to the lesser of 5% or $5.0 million of the proceeds.  Thus, certain issues of municipal securities could lose their tax-exempt status retroactively if the issuer fails to meet certain requirements as to the expenditure of the proceeds of that issue or the use of the bond-financed facility. The Fund makes no independent investigation of the users of such bonds or their use of proceeds of the bonds.  If the Fund should hold a bond that loses its tax-exempt status retroactively, there might be an adjustment to the tax-exempt income previously distributed to shareholders.

      Additionally, a private activity bond that would otherwise be a qualified tax-exempt private activity bond will not, under Internal Revenue Code Section
147(a), be a qualified bond for any period during which it is held by a person who is a "substantial user" of the facilities or by a "related person" of such a substantial user.  This "substantial user" provision applies primarily to exempt facility bonds, including industrial development bonds. The Fund may invest in industrial development bonds and other private activity bonds.
Therefore, the Fund may not be an appropriate investment for entities which are
"substantial users" (or persons related to "substantial users") of such exempt facilities.  Those entities and persons should consult their tax advisers before purchasing shares of the Fund.

      A "substantial user" of such facilities is defined generally as a
"non-exempt person who regularly uses part of a facility" financed from the proceeds of exempt facility bonds.  Generally, an individual will not be a
"related person" under the Internal Revenue Code unless such individual or the individual's immediate family (spouse, brothers, sisters and immediate descendants) own directly or indirectly in the aggregate more than 50% in value of the equity of a corporation or partnership which is a "substantial user" of a facility financed from the proceeds of exempt facility bonds.

      |X| Municipal Notes.  Municipal securities having a maturity (when the security is issued) of less than one (1) year are generally known as municipal notes. Municipal notes generally are used to provide for short-term working capital needs.  Some of the types of municipal notes the Fund can invest in are described below.

            |_|  Tax Anticipation Notes.  These are issued to finance working capital needs of municipalities.  Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use or other business taxes, and are payable from these specific future taxes.

            |_|  Revenue Anticipation Notes.  These are notes issued in
expectation of receipt of other types of revenue, such as Federal revenues available under Federal revenue-sharing programs.

            |_|  Bond Anticipation Notes.  Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged.  The long-term bonds that are issued typically also provide the money for the repayment of the notes.

            |_| Construction Loan Notes.  These are sold to provide project construction financing until permanent financing can be secured.  After successful completion and acceptance of the project, it may receive permanent financing through public agencies, such as the Federal Housing Administration.

            |_|  Tax-Exempt Commercial Paper. This type of short-term
obligation (usually having a maturity of 270 days or less), is issued by a municipality to meet current working capital needs.

      |X| Municipal Lease Obligations.  The Fund's investments in municipal lease obligations may be through certificates of participation that are offered to investors by public entities.  Municipal leases may take the form of a lease or an installment purchase contract issued by a state or local government authority to obtain funds to acquire a wide variety of equipment and facilities.

      Some municipal lease securities may be deemed to be "illiquid"
securities.  Their purchase by the Fund would be limited as described below in
"Illiquid Securities."  From time to time the Fund may invest more than 5% of its net assets in municipal lease obligations that the Manager has determined to be liquid under guidelines set by the Board of Trustees.  Those guidelines require the Manager to evaluate:

      |_| the frequency of trades and price quotations for such securities;
      |_| the number of dealers or other potential buyers willing to purchase or sell such securities;
      |_| the availability of market-makers; and
      |_| the nature of the trades for such securities.

      Municipal leases have special risk considerations.  Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation.  However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for that purpose on a yearly basis.  While the obligation might be secured by the lease, it might be difficult to dispose of that property in case of a default.

      Projects financed with certificates of participation generally are not subject to state constitutional debt limitations or other statutory requirements that may apply to other municipal securities.  Payments by the public entity on the obligation underlying the certificates are derived from available revenue sources. That revenue might be diverted to the funding of other municipal service projects.  Payments of interest and/or principal with respect to the certificates are not guaranteed and do not constitute an obligation of a state or any of its political subdivisions.

      In addition to the risk of "non-appropriation," municipal lease securities do not have as highly liquid a market as conventional municipal bonds. Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment of interest or repayment of principal by the issuer.
The ability of issuers of municipal leases to make timely lease payments may be adversely affected in general economic downturns and as relative governmental cost burdens are reallocated among federal, state and local governmental units.  A default in payment of income would result in a reduction of income to the Fund.  It could also result in a reduction in the value of the municipal lease and that, as well as a default in repayment of principal, could result in a decrease in the net asset value of the Fund. While the Fund holds such securities, the Manager will also evaluate the likelihood of a continuing market for these securities and their credit quality.

      |X| Ratings of Municipal Securities.  Ratings by ratings organizations such as Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Rating
Services, a division of the McGraw-Hill Companies, Inc., ("S&P") and Fitch,
Inc. ("Fitch") represent the respective rating agency's opinions of the credit quality of the municipal securities they undertake to rate.  However, their ratings are general opinions and are not guarantees of quality.  Municipal securities that have the same maturity, coupon and rating may have different yields, while other municipal securities that have the same maturity and coupon but different ratings may have the same yield.

      Lower grade securities (also referred to as "junk bonds") may have a higher yield than securities rated in the higher rating categories. In addition to having a greater risk of default than higher-grade, securities, there may be less of a market for these securities. As a result they may be harder to sell at an acceptable price. The additional risks mean that the Fund may not receive the anticipated level of income from these securities, and the Fund's net asset value may be affected by declines in the value of lower-grade securities.
However, because the added risk of lower quality securities might not be consistent with the Fund's policy of preservation of capital, the Fund limits its investments in lower quality securities.

      Subsequent to its purchase by the Fund, a municipal security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund.  Neither event requires the Fund to sell the security, but the
Manager will consider such events in determining whether the Fund should continue to hold the security.  To the extent that ratings given by Moody's,
S&P or Fitch change as a result of changes in those rating organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the Fund's investment policies.

      The Fund may buy municipal securities that are "pre-refunded." The issuer's obligation to repay the principal value of the security is generally collateralized with U.S. government securities placed in an escrow account.
This causes the pre-refunded security to have essentially the same risks of default as a AAA-rated security.

      The rating definitions of Moody's, S&P and Fitch for municipal securities are contained in Appendix A to this Statement of Additional Information.  The
Fund can purchase securities that are unrated by nationally recognized rating organizations.  The Manager will make its own assessment of the credit quality of unrated issues the Fund buys.  The Manager will use criteria similar to those used by the rating agencies, and assign a rating category to a security that is comparable to what the Manager believes a rating agency would assign to that security.  However, the Manager's rating does not constitute a guarantee of the quality of a particular issue.

Special Risks of Investing Primarily in New Jersey Municipal Securities.
Because the Fund focuses its investments primarily on New Jersey municipal securities, the value of its portfolio investments will be highly sensitive to events affecting the fiscal stability of the State of New Jersey and its municipalities, authorities and other instrumentalities that issue securities in which the Fund invests, including political developments, economic problems and legislation as well as adverse events affecting borrower entities and credit enhancement providers.

      It is not possible to predict the future impact of political developments, economic, regulatory or tax problems and legislation on the long-term ability of the State of New Jersey or New Jersey municipal issuers, borrower entities or credit enhancement providers to pay interest or repay principal on their obligations.  The information below is only a brief summary of general information regarding the state and the types of obligations issued by it and its political subdivisions, based upon information the Fund has drawn from sources that it believes are reliable, including official statements relating to securities offerings of New Jersey issuers.  The information below is general in nature and does not provide information about the financial condition of the state or specific issuers in whose securities the Fund may invest, or the risks of those specific investments. The information provided below is subject to change without notice, and the inclusion of such information herein shall not under any circumstances create any implication that there has been no change in the affairs of the State since the date hereof.

      |X| General Information Regarding the State. New Jersey is the ninth largest state in population and fifth smallest in land area. According to the
United States Bureau of the Census and the Department of Labor, the population of New Jersey was 7.17 million in 1970, 7.37 million in 1980, 7.73 million in
1990 and 8.4 million in 2000. With an average of 1,134 persons per square mile, it is the most densely populated of all the states. New Jersey is located at the center of the megalopolis which extends from Boston to Washington and includes over one-fifth of the country's population. Historically, New Jersey's average per capita income has been well above the national average, and in 2000 the State ranked third among the states in per capita personal income ($36,983).

      The extensive facilities of the Port Authority of New York and New
Jersey, the Delaware River Port Authority and the South Jersey Port Corporation
across the Delaware River from Philadelphia augment the air, land and water transportation facilities that have influenced the development of the state's economy. The state's central position in the northeast corridor, its transportation and port facilities and proximity to New York City make New
Jersey an attractive location for corporate headquarters and international business offices. A number of major companies have their headquarters or major facilities in New Jersey. Many foreign-owned firms have located facilities in the state.

      The State's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. New Jersey has the Atlantic seashore on the east and the lakes and mountains on the north and northwest, which provide recreation for residents as well as for out-of-state visitors. Since 1976, casino gambling in Atlantic City has been an important State tourist attraction.

      The State finances capital projects primarily through the sale of general obligation bonds of the state. Those bonds are backed by the full faith and credit of the state. State tax revenues and certain other fees are pledged to meet the principal and interest payments required to pay those debts fully. No general obligations can be issued by the state without prior voter approval.
The exception is that no prior voter approval is required for any law authorizing the creation of a debt for the purpose of refinancing all or a portion of outstanding state debt, as long as the law requires that the refinancing measure provide a debt service savings. All appropriations for capital projects and all proposals for state bond authorization are subject to the review and recommendation of the New Jersey Commission on Capital Budgeting
and Planning.

      The State may also enter into lease finance arrangements. Through those, lease payments made by the state must be sufficient to cover debt service on the obligations issued to finance the project. Those rental payments are subject to annual appropriation by the state legislature. Also, various state entities have issued obligations for which the state has a "moral obligation"
to appropriate funds to cover a deficiency in a debt service reserve fund maintained to meet payments of principal of and interest on the obligations.
The state legislature is not bound to make such appropriations, however.

      The State has extensive control over school districts, city and county governments, and local financing authorities. The local finance system is regulated by various statutes to assure that those entities remain on a sound financial footing. State laws impose specific limitations on appropriations, with exemptions subject to state approval. The State shares the proceeds of a number of taxes. Those funds are earmarked primarily for local education programs, homestead rebates, and Medicaid and welfare programs. Certain bonds are issued by localities but supported by direct state payments. In addition, the state participates in local waste water treatment programs.

      Counties, municipalities and school districts finance capital projects through the sale of general obligation bonds backed by their respective taxing power. Other entities, such as local financing authorities, typically finance their capital needs through the sale of bonds backed by a particular pledge of revenues, which may or may not include revenues derived from taxing powers.

The State has indicated it is recording strong, sustained growth from an improving economy. During 2003, New Jersey's job growth outpaced that of all surrounding states and the nation as a whole. More than 37,000 jobs were created in New Jersey between December 2002 and December 2003. New Jersey's job growth during this period was the sixth highest in the country.
State Finances
The State operates on a fiscal year beginning July 1 and ending June 30. The estimates for fiscal year 2004 and fiscal year 2005 reflect the amounts contained in the Governor's fiscal year 2004 Budget Message delivered on
February 24, 2004.
The General Fund is the fund into which all State revenues not otherwise restricted by statute are deposited and from which appropriations are made. The largest part of the total financial operations of the State are accounted for in the General Fund. Revenues received from taxes, most Federal revenue and certain miscellaneous revenue items are recorded in the General Fund. General
Fund and other undesignated fund balances are available for appropriation in succeeding fiscal years.
General Fund beginning balances for fiscal years 2004 and 2005 are projected to be $373.0 million and $400.0 million, respectively. Total undesignated fund balances for fiscal years 2003 and 2004 are projected to be $378.0 million and
$402.2 million, respectively.
The State's four major categories of appropriations are State Operations,
Grants-in Aid, State Aid and Debt Service.
State Operations consists of programs and services operated directly by the
State government. The largest single component is for the salary and benefits of State employees. The net increase in State Operations expenditures for fiscal year 2005 is projected at $307.3 million.
Grants-in-Aid appropriations are for programs and services provided to the public on behalf of the State by a third party provider, or grants made directly to individuals based on assorted program eligibility criteria. The
Medicaid program, the Tuition Assistance Grant Program, Homestead Rebates,
payments for State inmates housed in county jails, public transportation aid and funding for State Colleges and Universities fall into this category. The net increase in Grants-in-Aid expenditures for fiscal year 2005 is projected at
$906.5 million.
State Aid consists of payments to or on behalf of counties, municipalities, and school districts to assist them in carrying out their local responsibilities.
In addition to school aid, this category of expenditure includes the
Consolidated Municipal Property Tax Relief program, the Municipal Block Grant program and other forms of municipal aid. It also includes funding for county colleges, local public assistance and county psychiatric hospital costs. The net increase in State Aid expenditures for fiscal year 2005 is projected at
$506.8 million.
Debt Service payments represent the interest and principal on capital projects funded through the sale of general obligation bonds. The net increase in Debt
Service for fiscal year 2005 is projected at $2.0 million.
Fiscal Year 2004 State Revenue Estimates
The current total fiscal year 2004 revenue estimate of $24.4 billion is $383.9 million more than revenues certified by the Governor in June 2003.
The State's three largest taxes in terms of receipts--sales and use tax, gross income tax, and corporation business tax--account for over 64% of total State revenues and are forecast to yield $15.7 billion. This is an increase of $372 million over June 2003 certified revenues, reflecting upward revisions in the gross income tax (+$110 million), sales and use tax (+$70 million) and corporate business tax (+$192 million) estimates, due to the economic recovery that started in mid-2003.
Sales and use tax receipts are estimated at $6.2 billion in fiscal year 2004, a
5% rate of growth. The estimate takes into consideration positive reports of
2003 holiday sales and generally robust retail sales of durable goods that were boosted due to attractive financing packages and the low interest environment.
Additionally, consumer confidence improved in 2003, increasing close to 13 points between January and December of 2003.
The gross income tax forecast for fiscal year 2004 is $7.2 billion, an increase of $110 million compared to the June 2003 certified revenue estimate. This represents an increase in growth of 7.5% rather than the 5.9% growth anticipated in June 2003. Employer withholdings grew by 5% in calendar year
2003, stronger than the growth of 1.5% in 2002. This was supported by better than expected trends in estimated payments which appear to have stabilized
(-0.7%) after falling steeply at double-digit negative growth rates in the past two years. The solid gain in the stock market last year was a major factor contributing to revenue growth, particularly under the gross income tax. New
Jersey's improving income tax collections are also consistent with numerous other economic indicators and trends, including a net gain of 37,100 jobs during calendar year 2003, a state unemployment rate that has been consistently below the national rate over the same period of time, and a second consecutive record year for new business filings in New Jersey.
The corporation business tax (CBT) was previously estimated at $2.1 billion for fiscal year 2004, reflecting a decrease of $414 million from the final fiscal year 2003 receipts. This decline was due to the loss of revenue items that were only available for fiscal year 2003. These items included the acceleration of the September 2003 estimated payments to June 2003 and the 6 month benefit of the retroactive effective date of January 1, 2002. The CBT is revised upward by
$192 million to $2.2 billion for fiscal year 2004. The revised estimate represents a decrease of $222 million compared to the $414 million that was previously anticipated. The revised estimate is in line with increasing corporate profits and the recovering economy in 2004. The CBT estimates assume decoupling from the enhanced federal expensing law (IRS code section 179).
Fiscal Year 2005 State Revenue Estimates
Total revenues for fiscal year 2005 are expected to be $26.3 billion, approximately $1.9 billion (7.7%) above the revised fiscal year 2004 anticipation, and include new revenue actions of $2.6 billion.
In fiscal year 2005, sales and use, sales and use, and corporation business taxes account for 64% of total revenues and are expected to yield $16.8 billion.
The fiscal year 2005 sales and use tax revenues forecast of $6.6 billion is an increase of $340 million, or 5.5%, compared to the revised fiscal year 2004 revenues. This reflects an expectation of continued improvement in the underlying economic fundamentals during fiscal year 2005. The favorable low-interest and low-inflationary environment along with improving labor market conditions are expected to support growing consumer confidence and spending in
2004.
The fiscal year 2005 gross income tax forecast of $7.8 billion is an increase of $603 million, or 8.3%, over fiscal year 2004. This is a reflection of the economic turnaround that started in 2003. New Jersey total income, which is the tax base, is expected to increase by 2.8% in 2003 after two straight years of negative income growth. In 2004 and 2005, the tax base is projected to grow at
5.1% and 5.3%, respectively. The amount of income on tax returns reporting over
$100,000 in total income is expected to rebound at an 8.9% average annual rate
(2004-2005) after declining at -2% average annual rate during the 2001- 2003 recession. Although this pace of growth appears impressive, it remains well below the record double-digit average annual growth rate of 18% experienced from 1995 to 2000.
The fiscal year 2005 CBT revenue forecast of $2.4 billion represents an increase of $145 million (or 6.5%), compared with fiscal year 2004. This upward revision assumes an underlying base growth of 5% in gross payments and refund growth of 15.1% in fiscal year 2005. It also includes the continuation of the net operating loss suspension estimated at $275 million.
General Considerations
Estimated receipts from State taxes and revenues, including the three principal taxes set forth above, are forecasts based on the best information available at the time of such forecasts. Changes in economic activity in the State and the nation, consumption of durable goods, corporate financial performance and other factors that are difficult to predict may result in actual collections being more or less than forecasted.
Should revenues be less than the amount anticipated in the budget for a fiscal year, the Governor may, pursuant to statutory authority, prevent any expenditure under any appropriation. There are additional means by which the
Governor may ensure that the State is operated efficiently and does not incur a deficit. No supplemental appropriation may be enacted after adoption of an appropriations act except where there are sufficient revenues on hand or anticipated, as certified by the Governor, to meet such appropriation. In the past when actual revenues have been less than the amount anticipated in the budget, the Governor has exercised his plenary powers leading to, among other actions, implementation of a hiring freeze for all State departments and the discontinuation of programs for which appropriations were budgeted but not yet spent. Under the State Constitution, no general appropriations law or other law appropriating money for any State purpose may be enacted if the amount of money appropriated therein, together with all other prior appropriations made for the same fiscal year, exceeds the total amount of revenue on hand and anticipated to be available for such fiscal year, as certified by the Governor.

Other Investment Techniques and Strategies.  In seeking its objective, the Fund may from time to time employ the types of investment strategies and investments described below.  It is not required to use all of these strategies at all times, and at times may not use them.

Portfolio Turnover.  A change in the securities held by the Fund from buying and selling investments is known as "portfolio turnover."  Active and frequent trading increases the rate of portfolio turnover and could increase the Fund's transaction costs.  However, the Fund ordinarily incurs little or no brokerage expense because most of the Fund's portfolio transactions are principal trades that do not require payment of brokerage commissions.

      The Fund ordinarily does not trade securities to achieve capital gains, because they would not be tax-exempt income.  To a limited degree, the Fund may engage in active and frequent short-term trading to attempt to take advantage of short-term market variations.  It may also do so to dispose of a portfolio security prior to its maturity.  That might be done if, on the basis of a revised credit evaluation of the issuer or other considerations, the Manager believes such disposition is advisable or the Fund needs to generate cash to satisfy requests to redeem Fund shares.  In those cases, the Fund may realize a capital gain or loss on its investments.

      |X| Floating Rate and Variable Rate Obligations.      Variable rate
demand obligations have a demand feature that allows the Fund to tender the obligation to the issuer or a third party prior to its maturity.  The tender may be at par value plus accrued interest, according to the terms of the obligation.

      The interest rate on a floating rate demand note is based on a stated
prevailing market rate, such as a bank's prime rate, the ninety-one (91) day
U.S. Treasury Bill rate, or some other standard, and is adjusted automatically each time such rate is adjusted.  The interest rate on a variable rate demand note is also based on a stated prevailing market rate but is adjusted automatically at specified intervals of no less than one (1) year.  Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value.  As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity.

      The Manager may determine that an unrated floating rate or variable rate demand obligation meets the Fund's quality standards by reason of being backed by a letter of credit or guarantee issued by a bank that meets those quality standards.

      Floating rate and variable rate demand notes that have a stated maturity in excess of one (1) year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one (1) year and upon not more than thirty (30) days' notice.  The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest.  Generally the issuer must provide a specified number of days' notice to the holder.  Floating rate or variable rate obligations that do not provide for the recovery of principal and interest within seven (7) days are subject to the Fund's limitations on investments in illiquid securities.

      |X| Inverse Floaters and Other Derivative Investments.  Inverse floaters may offer relatively high current income, reflecting the spread between short-term and long-term tax exempt interest rates.  As long as the municipal yield curve remains relatively steep and short term rates remain relatively low, owners of inverse floaters will have the opportunity to earn interest at above-market rates because they receive interest at the higher long-term rates but have paid for bonds with lower short-term rates.  If the yield curve flattens and shifts upward, an inverse floater will lose value more quickly than a conventional long-term bond.  The Fund will invest in inverse floaters to seek higher tax-exempt yields than are available from fixed-rate bonds that have comparable maturities and credit ratings.  In some cases, the holder of an inverse floater may have an option to convert the floater to a fixed-rate bond, pursuant to a "rate-lock option."

      Some inverse floaters have a feature known as an interest rate "cap" as part of the terms of the investment.  Investing in inverse floaters that have interest rate caps might be part of a portfolio strategy to try to maintain a high current yield for the Fund when the Fund has invested in inverse floaters that expose the Fund to the risk of short-term interest rate fluctuations.
"Embedded" caps can be used to hedge a portion of the Fund's exposure to rising interest rates.  When interest rates exceed a pre-determined rate, the cap generates additional cash flows that offset the decline in interest rates on the inverse floater, and the hedge is successful.  However, the Fund bears the risk that if interest rates do not rise above the pre-determined rate, the cap
(which is purchased for additional cost) will not provide additional cash flows and will expire worthless.

      Inverse floaters are a form of derivative investment.  Certain derivatives, such as options, futures, indexed securities and entering into swap agreements, can be used to increase or decrease the Fund's exposure to changing security prices, interest rates or other factors that affect the value of securities.  However, these techniques could result in losses to the Fund, if the Manager judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's other investments.  These techniques can cause losses if the counterparty does not perform its promises. An additional risk of investing in municipal securities that are derivative investments is that their market value could be expected to vary to a much greater extent than the market value of municipal securities that are not derivative investments but have similar credit quality, redemption provisions and maturities.

      |X| Other Derivatives. The Fund can invest in other municipal derivative securities that pay interest that depends on the change in value of an underlying asset, interest rate or index.  Examples are interest rate swaps, municipal bond indices or swap indices.

      |X| "When-Issued" and "Delayed Delivery" Transactions.  The Fund can
purchase securities on a "when-issued" basis, and may purchase or sell such securities on a "delayed delivery" (or "forward commitment") basis.
"When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.

      When such transactions are negotiated the price (which is generally expressed in yield terms) is fixed at the time the commitment is made.
Delivery and payment for the securities take place at a later date.  Normally the settlement date is within six (6) months of the purchase of municipal bonds and notes.  However, the Fund may, from time to time, purchase municipal securities having a settlement date more than six (6) months and possibly as long as two (2) years or more after the trade date.  The securities are subject to change in value from market fluctuation during the settlement period.  The value at delivery may be less than the purchase price.  For example, changes in interest rates in a direction other than that expected by the Manager before settlement will affect the value of such securities and may cause loss to the
Fund.  No income begins to accrue to the Fund on a when-issued security until the Fund receives the security at settlement of the trade.

      The Fund will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation.  When the Fund
engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction.  Their failure to do so may cause the Fund to lose the opportunity to obtain the security at  a price and yield it considers advantageous.

      When the Fund engages in when-issued and delayed delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and policies for its portfolio or for delivery pursuant to options contracts it has entered into, and not for the purposes of investment leverage.  Although the Fund will enter into when-issued or delayed-delivery purchase transactions to acquire securities, the Fund may dispose of a commitment prior to settlement.  If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.

      At the time the Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction on its books and reflects the value of the security purchased.  In a sale transaction, it records the proceeds to be received, in determining its net asset value. The
Fund will identify on its books liquid securities of any type at least equal to the value of purchase commitments until the Fund pays for the investment.

      When-issued transactions and forward commitments can be used by the Fund as a defensive technique to hedge against anticipated changes in interest rates and prices.  For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices.  In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, to obtain the benefit of currently higher cash yields.

      |X|  Zero-Coupon Securities.  The Fund may buy zero-coupon and delayed interest municipal securities.  Zero-coupon securities do not make periodic interest payments and are sold at a deep discount from their face value.  The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. This discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer.  In the absence of threats to the issuer's credit quality, the discount typically decreases as the maturity date approaches.  Some zero-coupon securities are convertible, in that they are zero-coupon securities until a predetermined date, at which time they convert to a security with a specified coupon rate.

      Because zero-coupon securities pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their value is generally more volatile than the value of other debt securities.  Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise.  When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

      The Fund's investment in zero-coupon securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the zero-coupon investment.  To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

      |X| Puts and Standby Commitments.  When the Fund buys a municipal security subject to a standby commitment to repurchase the security, the Fund is entitled to same-day settlement from the purchaser.  The Fund receives an exercise price equal to the amortized cost of the underlying security plus any accrued interest at the time of exercise.  A put purchased in conjunction with a municipal security enables the Fund to sell the underlying security within a specified period of time at a fixed exercise price.

      The Fund might purchase a standby commitment or put separately in cash or it might acquire the security subject to the standby commitment or put (at a price that reflects that additional feature). The Fund will enter into these transactions only with banks and securities dealers that, in the Manager's opinion, present minimal credit risks.  The Fund's ability to exercise a put or standby commitment will depend on the ability of the bank or dealer to pay for the securities if the put or standby commitment is exercised.  If the bank or dealer should default on its obligation, the Fund might not be able to recover all or a portion of any loss sustained from having to sell the security elsewhere.

      Puts and standby commitments are not transferable by the Fund. They terminate if the Fund sells the underlying security to a third party.  The Fund intends to enter into these arrangements to facilitate portfolio liquidity, although such arrangements might enable the Fund to sell a security at a pre-arranged price that may be higher than the prevailing market price at the time the put or standby commitment is exercised.  However, the Fund might refrain from exercising a put or standby commitment if the exercise price is significantly higher than the prevailing market price, to avoid imposing a loss on the seller that could jeopardize the Fund's business relationships with the seller.

      A put or standby commitment increases the cost of the security and reduces the yield otherwise available from the security.  Any consideration paid by the Fund for the put or standby commitment will be reflected on the
Fund's books as unrealized depreciation while the put or standby commitment is held, and a realized gain or loss when the put or commitment is exercised or expires.  Interest income received by the Fund from municipal securities subject to puts or stand-by commitments may not qualify as tax exempt in its hands if the terms of the put or stand-by commitment cause the Fund not to be treated as the tax owner of the underlying municipal securities.

      |X| Repurchase Agreements.  The Fund may acquire securities subject to repurchase agreements.  It may do so for liquidity purposes to meet anticipated redemptions of Fund shares, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of portfolio securities.

      In a repurchase transaction, the Fund acquires a security from, and simultaneously resells it to an approved vendor for delivery on an agreed upon future date.  The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect.  Approved vendors include U.S. commercial banks, U.S. branches of foreign banks or broker-dealers that have been designated a primary dealer in government securities.  They must meet credit requirements set by the Manager from time to time.

      The majority of these transactions run from day to day. Delivery pursuant to resale typically will occur within one (1) to five (5) days of the purchase.  Repurchase agreements having a maturity beyond seven (7) days are subject to the Fund's limits on holding illiquid investments. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements of seven (7) days or less.

      Repurchase agreements considered "loans" under the Investment Company Act of 1940 ("Investment Company Act"), are collateralized by the underlying security.  The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the collateral's value must equal or exceed the repurchase price to fully collateralize the repayment obligation.

      The Manager will monitor the vendor's creditworthiness to confirm that the vendor is financially sound and will continuously monitor the collateral's value.  However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.

      Pursuant to an Exemptive Order issued by the Securities and Exchange
Commission, the Fund, along with other affiliated entities managed by the
Manager, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities that are pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

      |X| Investment in Other Investment Companies. The Fund can also invest in the securities of other investment companies, which can include open-end funds, closed-end funds and unit investment trusts, subject to the limits set forth in the Investment Company Act that apply to those types of investments.  For example, the Fund can invest in Exchange-Traded Funds, which are typically open-end funds or unit investment trusts, listed on a stock exchange.  The Fund might do so as a way of gaining exposure to the segments of the equity or fixed-income markets represented by the Exchange-Traded Funds' portfolio, at times when the Fund may not be able to buy those portfolio securities directly.

      Investing in another investment company may involve the payment of substantial premiums above the value of such investment company's portfolio securities and is subject to limitations under the Investment Company Act.  The
Fund does not intend to invest in other investment companies unless the Manager believes that the potential benefits of the investment justify the payment of any premiums or sales charges.  As a shareholder of an investment company, the
Fund would be subject to its ratable share of that investment company's expenses, including its advisory and administration expenses.  The Fund does not anticipate investing a substantial amount of its net assets in shares of other investment companies.

      |X| Illiquid and Restricted Securities.  The Fund has percentage limitations that apply to purchases of illiquid and restricted securities, as stated in the Prospectus. The Manager monitors holdings of illiquid and restricted securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

      |X|  Borrowing for Leverage.  The Fund has the ability to invest borrowed funds in portfolio securities.  This speculative investment technique is known as "leverage."  Under its fundamental investment policies, the Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.  Currently, under the Investment Company Act, a mutual fund may borrow only from banks and the maximum amount it may borrow is up to one-third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowing. Notwithstanding the preceding sentence, the Fund may also borrow up to 5% of its total assets for temporary purposes from any person.  Under the Investment Company Act, there is a rebuttable presumption that a loan is temporary if it is repaid within 60 days and not extended or renewed.  If the value of the Fund's assets fails to meet the 300% asset coverage (i.e., up to one-third of its total assets)
requirement, the Fund is required to reduce its bank debt within three (3) days to meet the requirement.  To do so, the Fund might have to sell a portion of its investments at a disadvantageous time.

      The Fund will pay interest on these loans, and that interest expense will raise the overall expenses of the Fund and reduce its returns. If it does borrow, its expenses will be greater than comparable funds that do not borrow for leverage. The interest on a loan might be more (or less) than the yield on the securities purchased with the loan proceeds. Additionally, the Fund's net asset value per share might fluctuate more than that of funds that do not borrow.

      In addition, pursuant to an exemptive order issued by the SEC to Citicorp
North America, Inc. ("Citicorp"), the Fund also has the ability to borrow, subject to the limits established by its investment policies, from commercial paper and medium-term note conduits administered by Citicorp that issue promissory notes to fund loans to investment companies such as the Fund. These loans may be secured by assets of the Fund, so long as the Fund's policies permit it to pledge its assets to secure a debt. Liquidity support for these loans will be provided by banks obligated to make loans to the Fund in the event the conduit or conduits are unable or unwilling to make such loans. The
Fund will have the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice. As a borrower under a conduit loan facility, the Fund maintains rights and remedies under state and federal law comparable to those it would maintain with respect to a loan from a bank.

      |X| Loans of Portfolio Securities.  To attempt to raise income or raise cash for liquidity purposes, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions approved by the Fund's Board of Trustees. These loans are limited to not more than 25% of the value of the
Fund's total assets. The Fund presently does not intend to engage in loans of securities that will exceed 5% of the value of the Fund's total assets in the coming year. Income from securities loans does not constitute exempt-interest income for the purpose of paying tax-exempt dividends.

      There are risks in connection with securities lending.  The Fund might experience a delay in receiving additional collateral to secure a loan, or a delay in recovery of the loaned securities. The Fund must receive collateral for a loan. Under current applicable regulatory requirements (which are subject to change), on each business day the loan collateral must be at least equal to the value of the loaned securities.  It must consist of cash, bank letters of credit, securities of the U.S. government or its agencies or instrumentalities, or other cash equivalents in which the Fund is permitted to invest.  To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter.  The terms of the letter of credit and the issuing bank both must be satisfactory to the
Fund.

      When it lends securities, the Fund receives amounts equal to the dividends or interest on the loaned securities.  It also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, and
(c) interest on short-term debt securities purchased with the loan collateral.
Either type of interest may be shared with the borrower.  The Fund may pay reasonable finder's, custodian and administrative or other fees in connection with these loans.  The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five (5) days' notice or in time to vote on any important matter.

      |X| Hedging.  The Fund may use hedging to attempt to protect against declines in the market value of its portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities that have appreciated, or to facilitate selling securities for investment reasons. To do so the Fund could:

      |_| sell interest rate futures or municipal bond index futures,
      |_| buy puts on such futures or securities, or
      |_| write covered calls on securities, broadly-based municipal bond indices, interest rate futures or municipal bond index futures.

      The Fund can also write covered calls on debt securities to attempt to increase the Fund's income, but that income would not be tax-exempt.  Therefore it is unlikely that the Fund would write covered calls for that purpose.

      The Fund may also use hedging to establish a position in the debt securities market as a temporary substitute for purchasing individual debt securities.  In that case the Fund would normally seek to purchase the securities, and then terminate that hedging position.  For this type of hedging, the Fund could:

      |_| buy interest rate futures or municipal bond index futures, or
      |_| buy calls on such futures or on securities.

      The Fund is not obligated to use hedging instruments, even though it is permitted to use them in the Manager's discretion, as described below.  The
Fund's strategy of hedging with futures and options on futures will be incidental to the Fund's investment activities in the underlying cash market.
The particular hedging instruments the Fund can use are described below.  The
Fund may employ new hedging instruments and strategies when they are developed, if those investment methods are consistent with the Fund's investment objective, are approved by its Board, and are permissible under applicable regulations governing the Fund.

      |X| Futures.  The Fund may buy and sell futures contracts relating to debt securities (these are called "interest rate futures") and municipal bond indices (these are referred to as "municipal bond index futures").

      An interest rate future obligates the seller to deliver (and the purchaser to take) cash or a specific type of debt security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the futures position.

      A "municipal bond index" assigns relative values to the municipal bonds in the index, and is used as the basis for trading long-term municipal bond futures contracts.  Municipal bond index futures are similar to interest rate futures except that settlement is made only in cash.  The obligation under the contract may also be satisfied by entering into an offsetting contract. The strategies which the Fund employs in using municipal bond index futures are similar to those with regard to interest rate futures.

      No money is paid by or received by the fund on the purchase or sale of a futures contract. Upon entering into a futures transaction, the Fund will be required to deposit an initial margin payment in cash or U.S. government securities with the futures commission merchant (the "futures broker").
Initial margin payments will be deposited with the Fund's custodian bank in an account registered in the futures broker's name.  However, the futures broker can gain access to that account only under certain specified conditions.  As the future is marked to market (that is, its value on the Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.

      At any time prior to the expiration of the future, the Fund may elect to close out its position by taking an opposite position at which time a final determination of variation margin is made and additional cash is required to be paid by or released to the Fund.  Any gain or loss is then realized by the Fund on the future for tax purposes.  Although interest rate futures by their terms call for settlement by the delivery of debt securities, in most cases the obligation is fulfilled without such delivery by entering into an offsetting transaction.  All futures transactions are effected through a clearing house associated with the exchange on which the contracts are traded.

      The Fund may concurrently buy and sell futures contracts in a strategy anticipating that the future the Fund purchased will perform better than the future the Fund sold.  For example, the Fund might buy municipal bond futures and concurrently sell U.S. Treasury Bond futures (a type of interest rate future).  The Fund would benefit if municipal bonds outperform U.S. Treasury
Bonds on a duration-adjusted basis.

      Duration is a volatility measure that refers to the expected percentage change in the value of a bond resulting from a change in general interest rates
(measured by each 1% change in the rates on U.S. Treasury securities).  For example, if a bond has an effective duration of three years, a 1% increase in general interest rates would be expected to cause the value of the bond to decline about 3%.  There are risks that this type of futures strategy will not be successful.  U.S. Treasury bonds might perform better on a duration-adjusted basis than municipal bonds, and the assumptions about duration that were used might be incorrect (for example, the duration of municipal bonds relative to
U.S. Treasury Bonds might have been greater than anticipated).

      |X| Put and Call Options.  The Fund can buy and sell certain kinds of put options (puts) and call options (calls).  These strategies are described below.

      |X| Writing Covered Call Options.  The Fund can write (that is, sell)
call options.  The Fund's call writing is subject to a number of restrictions:

(1)   After the Fund writes a call, not more than 25% of the Fund's total assets may be subject to calls.
(2)   Calls the Fund sells must be listed on a securities or commodities exchange or quoted on NASDAQ, the automated quotation system of The
         Nasdaq Stock Market, Inc. or traded in the over-the-counter market.
(3)   Each call the Fund writes must be "covered" while it is outstanding. That means the Fund must own the investment on which the call was written.

      When the Fund writes a call on a security, it receives cash (a premium).
The Fund agrees to sell the underlying investment to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine (9) months.  The exercise price may differ from the market price of the underlying security.  The Fund has retained the risk of loss that the price of the underlying security may decline during the call period.  That risk may be offset to some extent by the premium the
Fund receives.  If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised.  In that case the Fund would keep the cash premium and the investment.

      When the Fund writes a call on an index, it receives cash (a premium).
If the buyer of the call exercises it, the Fund will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by the specified multiple that determines the total value of the call for each point of difference.  If the value of the underlying investment does not rise above the call price, it is likely that the call will lapse without being exercised.  In that case the Fund would keep the cash premium.

      The Fund's custodian, or a securities depository acting for the custodian, will act as the Fund's escrow agent through the facilities of the
Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written calls traded on exchanges, or as to other acceptable escrow securities. In that way, no margin will be required for such transactions. OCC will release the securities on the expiration of the calls or upon the Fund's entering into a closing purchase transaction.

      When the Fund writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. Government securities dealer which will establish a formula price at which the Fund will have the absolute right to repurchase that OTC option.  The formula price would generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the option is "in-the-money"). When the Fund writes an OTC option, it will treat as illiquid (for purposes of its restriction on illiquid securities) the mark-to-market value of any OTC option held by it, unless the option is subject to a buy-back agreement by the executing broker.  The Securities and Exchange
Commission is evaluating whether OTC options should be considered liquid securities.  The procedure described above could be affected by the outcome of that evaluation.

      To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction."  The Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the
Fund wrote was more or less than the price of the call the Fund purchased to close out the transaction.  A profit may also be realized if the call lapses unexercised, because the Fund retains the underlying investment and the premium received.  Any such profits are considered short-term capital gains for Federal tax purposes, as are premiums on lapsed calls. When distributed by the Fund they are taxable as ordinary income.

      The Fund may also write calls on futures contracts without owning the futures contract or securities deliverable under the contract.  To do so, at the time the call is written, the Fund  must cover the call by segregating in escrow in all appropriate cases an equivalent dollar value of liquid assets identified on the Fund's books.  The Fund will segregate additional liquid assets if the value of the escrowed assets drops below 100% of the current value of the future.  Because of this escrow requirement, in no circumstances would the Fund's receipt of an exercise notice as to that future put the Fund in a "short" futures position.

      |_| Writing Put Options. The Fund can sell put options on debt
securities, broadly-based securities indices, futures, or foreign currency options. A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. A put written on debt securities must be covered by segregated liquid assets and the Fund cannot write puts if, as a result, more than 50% of the Fund's net assets would be required to be segregated to cover such put options.

      If the Fund writes a put, the put must be covered by liquid assets identified on the Fund's books. The premium the Fund receives from writing a put represents a profit, as long as the price of the underlying investment remains equal to or above the exercise price of the put. However, the Fund also assumes the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even if the value of the investment falls below the exercise price.

      If a put the Fund has written expires unexercised, the Fund realizes a gain in the amount of the premium less the transaction costs incurred. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price. That price will usually exceed the market value of the investment at that time. In that case, the Fund may incur a loss if it sells the underlying investment. That loss will be equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs the Fund incurred.

      When writing a put option on a security, to secure its obligation to pay for the underlying security the Fund will identify liquid assets on its books with a value equal to or greater than the exercise price of the underlying securities. The Fund therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets.

      As long as the Fund's obligation as the put writer continues, it may be assigned an exercise notice by the broker-dealer through which the put was sold. That notice will require the Fund to take delivery of the underlying security and pay the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. That obligation terminates upon expiration of the put. It may also terminate if, before it receives an exercise notice, the Fund effects a closing purchase transaction by purchasing a put of the same series as it sold. Once the Fund has been assigned an exercise notice, it cannot effect a closing purchase transaction.

      The Fund may decide to effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent the underlying security from being put. Effecting a closing purchase transaction will also permit the Fund to write another put option on the security, or to sell the security and use the proceeds from the sale for other investments. The Fund will realize a profit or loss from a closing purchase transaction depending on whether the cost of the transaction is less or more than the premium received from writing the put option. Any profits from writing puts are considered short-term capital gains for federal tax purposes, and when distributed by the
Fund, are taxable as ordinary income.

            |X| Purchasing Calls and Puts.  The Fund may buy calls only on
securities, broadly-based municipal bond indices, municipal bond index futures and interest rate futures.  It can also buy calls to close out a call it has written, as discussed above.  Calls the Fund buys must be listed on a securities or commodities exchange, or quoted on NASDAQ, or traded in the over-the-counter market.  A call or put option may not be purchased if the purchase would cause the value of all the Fund's put and call options to exceed
5% of its total assets.

      When the Fund purchases a call (other than in a closing purchase transaction), it pays a premium.  For calls on securities that the Fund buys, it has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price.  The Fund benefits only if (1) the call is sold at a profit or
(2) the call is exercised when the market price of the underlying investment is above the sum of the exercise price plus the transaction costs and premium paid for the call.  If the call is not either exercised or sold (whether or not at a profit), it will become worthless at its expiration date.  In that case the
Fund will lose its premium payment and the right to purchase the underlying investment.

      Calls on municipal bond indices, interest rate futures and municipal bond index futures are settled in cash rather than delivering the underlying investment. Gain or loss depends on changes in the securities included in the index in question (and thus on price movements in the debt securities market generally) rather than on changes in price of the individual futures contract.

      The Fund may buy only those puts that relate to securities that the Fund owns, broadly-based municipal bond indices, municipal bond index futures or interest rate futures (whether or not the Fund owns the futures).  The Fund may not sell puts other than puts it has previously purchased.

      When the Fund purchases a put, it pays a premium.  The Fund then has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price.  Puts on municipal bond indices are settled in cash.  Buying a put on a debt security, interest rate future or municipal bond index future the Fund owns enables it to protect itself during the put period against a decline in the value of the underlying investment below the exercise price.  If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date.  In that case the Fund will lose its premium payment and the right to sell the underlying investment.  A put may be sold prior to expiration
(whether or not at a profit).

      |_| Risks of Hedging with Options and Futures.  The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management.  If the
Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's returns.  The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments.

      The Fund's option activities may affect its portfolio turnover rate and brokerage commissions.  The exercise of calls written by the Fund may cause the
Fund to sell related portfolio securities, thus increasing its turnover rate.
The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover.  Although the decision whether to exercise a put it holds is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.

      The Fund may pay a brokerage commission each time it buys a call or put, sells a call or put or buys or sells an underlying investment in connection with the exercise of a call or put.  Such commissions may be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments.  Premiums paid for options are small in relation to the market value of the underlying investments.  Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

      If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.

      There is a risk in using short hedging by selling interest rate futures and municipal bond index futures or purchasing puts on municipal bond indices or futures to attempt to protect against declines in the value of the Fund's securities.  The risk is that the prices of such futures or the applicable index will correlate imperfectly with the behavior of the cash (that is, market) prices of the Fund's securities. It is possible for example, that while the Fund has used hedging instruments in a short hedge, the market may advance and the value of debt securities held in the Fund's portfolio might decline.
If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in value of its debt securities.  However, while this could occur over a brief period or to a very small degree, over time the value of a diversified portfolio of debt securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

     The risk of imperfect correlation increases as the composition of the
Fund's portfolio diverges from the securities included in the applicable index.
To compensate for the imperfect correlation of movements in the price of debt securities being hedged and movements in the price of the hedging instruments, the Fund may use hedging instruments in a greater dollar amount than the dollar amount of debt securities being hedged.  It might do so if the historical volatility of the prices of the debt securities being hedged is greater than the historical volatility of the applicable index.

     The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the natures of those markets. All participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. From the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions.

     The Fund may use hedging instruments to establish a position in the municipal securities markets as a temporary substitute for the purchase of individual securities (long hedging).  It is possible that the market may decline.  If the Fund then concludes not to invest in such securities because of concerns that there may be further market decline or for other reasons, the
Fund will realize a loss on the hedging instruments that is not offset by a reduction in the purchase price of the securities.

     An option position may be closed out only on a market that provides secondary trading for options of the same series.  There is no assurance that a liquid secondary market will exist for a particular option.  If the Fund could not effect a closing purchase transaction due to a lack of a market, it would have to hold the callable investment until the call lapsed or was exercised, and could incur losses.

     |_| Interest Rate Swap Transactions.  In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security.  For example, they may swap a right to receive floating rate payments for fixed rate payments.  The Fund can enter into swaps only on securities it owns. The Fund cannot enter into swaps with respect to more than
25% of its total assets.  Also, the Fund will segregate liquid assets (such as cash or U.S. Government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed.  Income from interest rate swaps may be taxable.

     Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will have been greater than those received by it. Credit risk arises from the possibility that the counterparty will default.  If the counterparty to an interest rate swap defaults, the
Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received.  The Manager will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis.

     The Fund can enter into swap transactions with appropriate counterparties pursuant to master netting agreements.  A master netting agreement provides that all swaps done between the Fund and that counterparty under the master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable under one or more swap transactions, the net amount payable on that date shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty can terminate the swaps with that party. Under master netting agreements, if there is a default resulting in a loss to one party, that party's damages are calculated by reference to the average cost of a replacement swap with respect to each swap.  The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

      |_| Regulatory Aspects of Hedging Instruments. The Commodities Futures
Trading Commission (the "CFTC") recently eliminated limitations on futures trading by certain regulated entities including registered investment companies. Consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the Fund claims an exclusion from regulation as a commodity pool operator. The Fund has claimed such an exclusion from registration as a commodity pool operator under the
Commodity Exchange Act ("CEA"). The Fund may use futures and options for hedging and non-hedging purposes to the extent consistent with its investment objective, internal risk management guidelines adopted by the Fund's investment advisor (as they may be amended from time to time), and as otherwise set forth in the Fund's prospectus or this statement of additional information.

      Transactions in options by the Fund are subject to limitations established by the option exchanges.  The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert.  Those limits apply regardless of whether the options were written or purchased on the same or different exchanges, or are held in one or more accounts or through one or more different exchanges or through one or more brokers.  Thus, the number of options that the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same adviser as the Fund (or an adviser that is an affiliate of the Fund's adviser).  The exchanges also impose position limits on futures transactions.  An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

      Under interpretations of staff members of the Securities and Exchange
Commission regarding applicable provisions of the Investment Company Act, when the Fund purchases an interest rate future or municipal bond index future, it must segregate cash or readily marketable short-term debt instruments in an amount equal to the purchase price of the future, less the margin deposit applicable to it. The account must be a segregated account or accounts held by its custodian bank.

      |X| Temporary Defensive Investments. The securities the Fund can invest in for temporary defensive purposes include the following:

            |_|  short-term municipal securities;
            |_| obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities;
            |_| corporate debt securities rated within the three highest grades by a nationally recognized rating agency;
             |_| commercial paper rated "A-1" by S&P, or a comparable rating by another nationally recognized rating agency; and
             |_| certificates of deposit of domestic banks with assets of $1 billion or more.

      |X| Taxable Investments. While the Fund can invest up to 20% of its net
(plus borrowings for investment purposes) assets in investments that generate income subject to income taxes, it does not anticipate investing substantial amounts of its assets in taxable investments under normal market conditions or as part of its normal trading strategies and policies.  To the extent it invests in taxable securities, the Fund would not be able to meet its objective of providing tax exempt income to its shareholders. Taxable investments include, for example, hedging instruments, repurchase agreements, and some of the types of securities the Fund would buy for temporary defensive purposes.

Investment Restrictions

      |X| What Are "Fundamental Policies?" Fundamental policies are those policies that the Fund has adopted to govern its investments that can be changed only by the vote of a "majority" of the Fund's outstanding voting securities.  Under the Investment Company Act, such a "majority" vote is defined as the vote of the holders of the lesser of:

      |_| 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or
      |_| more than 50% of the outstanding shares.

      The Fund's investment objective is a fundamental policy.  Other policies described in the Prospectus or this Statement of Additional Information are
"fundamental" only if they are identified as such.  The Fund's Board of Trustees can change non-fundamental policies without shareholder approval.  However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this Statement of Additional Information, as appropriate.  The Fund's most significant investment policies are described in the Prospectus.

      |X| Does the Fund Have Additional Fundamental Policies? The following investment restrictions are fundamental policies of the Fund:

      |_| The Fund cannot invest 25% or more of its total assets in any one industry.  That limit does not apply to securities issued or guaranteed by the
U.S. government or its agencies and instrumentalities or securities issued by investment companies. Nor does that limit apply to municipal securities in general, or to New Jersey municipal securities.

      |_| The Fund cannot invest in real estate, physical commodities or commodity contracts, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

      |_|  The Fund cannot underwrite securities of other companies.  A permitted exception is in case it is deemed to be an underwriter under the
Securities Act of 1933 when reselling any securities held in its own portfolio.

      |_| The Fund cannot make loans, except to the extent permitted under the
1940 Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.

      |_| The Fund may not borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.

      |_|  The Fund cannot issue "senior securities," but this does not prohibit certain investment activities for which assets of the Fund are designated as segregated, or margin, collateral or escrow agreements are established, to cover the related obligations.  Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives, hedging instruments, options or futures.

|_|   The Fund invests at least 80% of its assets in municipal securities.

|_|   The Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in New Jersey municipal securities. This includes securities that generate income subject to the alternative minimum tax.

      Unless the Prospectus or Statement of Additional Information states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment (except in the case of borrowing and investments in illiquid securities). In that case the Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund.

      The Fund cannot invest in other investment companies except to the extent permitted by the Act. The Fund would be permitted under this policy to invest its assets in the securities of one or more open-end management investment company for which the Manager, one of its affiliates or a successor is the investment advisor or sub-advisor. That fund or funds must have substantially the same fundamental investment objective, policies and limitations as the
Fund. The Fund's policy not to concentrate its investments, as described above, also would permit the Fund to adopt a "master-feeder" structure. Under that structure, the Fund would be a "feeder" fund and would invest all of its assets in a single pooled "master fund" in which other feeder funds could also invest.
This could enable the Fund to take advantage of potential operational and cost efficiencies in the master-feeder structure. The Fund has no present intention of adopting the master-feeder structure. If it did so, the Prospectus and this
Statement of Additional Information would be revised accordingly.

      |X| Does the Fund Have Other Restrictions that are Not Fundamental
Policies?

      The Fund has several additional restrictions on its investment policies that are not fundamental, which means that they can be changed by the Board of
Trustees, without obtaining shareholder approval.

      |_| The Fund cannot invest in securities or other investments other than municipal securities, the temporary investments described in its Prospectus, repurchase agreements, covered calls, private activity municipal securities and hedging instruments described in "About the Fund" in the Prospectus or this
Statement of Additional Information.

      |_| The Fund cannot purchase securities other than hedging instruments on margin. However, the Fund may obtain short-term credits that may be necessary for the clearance of purchases and sales of securities.

      |_| The Fund cannot sell securities short.

      |_| The Fund can pledge, mortgage or otherwise encumber, transfer or assign its assets to secure borrowings by or indebtedness of the Fund. In addition, the use of escrow or other collateral arrangements in connection with borrowings and hedging instruments is permitted.

      |_| The Fund cannot buy or sell futures contracts other than interest rate futures and municipal bond index futures.

      |_| The Fund will not invest more than 10% of its net assets in securities which are restricted as to disposition under the federal securities laws, except that the Fund may purchase without regard to this limitation restricted securities which are eligible for resale pursuant to Rule 144A under the Securities Act of 1933.

      The Fund currently has an operating policy (which is not a fundamental policy but will not be changed without the approval of a shareholder vote) that prohibits the Fund from issuing senior securities.  However, that policy does not prohibit certain activities that are permitted by the Fund's other policies, including borrowing money for emergency purposes as permitted by its other investment policies and applicable regulations, entering into delayed-delivery and when-issued arrangements for portfolio securities transactions, and entering into contracts to buy or sell derivatives, hedging instruments, options, futures and the related margin, collateral or escrow arrangements permitted under its other investment policies.

Non-Diversification of the Fund's Investments.   The Fund is "non-diversified,"
as defined in the Investment Company Act.  Funds that are diversified have restrictions against investing too much of their assets in the securities of any one "issuer."  That means that the Fund can invest more of its assets in the securities of a single issuer than a fund that is diversified.

      Being non-diversified poses additional investment risks, because if the
Fund invests more of its assets in fewer issuers, the value of its shares is subject to greater fluctuations from adverse conditions affecting any one of those issuers.  However, the Fund does limit its investments in the securities of any one issuer to qualify for tax purposes as a "regulated investment company" under the Internal Revenue Code.  By qualifying, it does not have to pay federal income taxes if more than 90% of its earnings are distributed to shareholders. To qualify, the Fund must meet a number of conditions.  First, not more than 25% of the market value of the Fund's total assets may be invested in the securities of a single issuer. Second, with respect to 50% of the market value of its total assets, (1) no more than 5% of the market value of its total assets may be invested in the securities of a single issuer, and
(2) the Fund must not own more than 10% of the outstanding voting securities of a single issuer.

      The identification of the issuer of a municipal security depends on the terms and conditions of the security.  When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating it and the security is backed only by the assets and revenues of the subdivision, agency, authority or instrumentality, the latter would be deemed to be the sole issuer.  Similarly, if an industrial development bond is backed only by the assets and revenues of the non-governmental user, then that user would be deemed to be the sole issuer.
However, if in either case the creating government or some other entity guarantees a security, the guarantee would be considered a separate security and would be treated as an issue of such government or other entity.

Applying the Restriction Against Concentration.  To implement its policy not to concentrate its investments, the Fund has adopted the industry classifications set forth in Appendix B to this Statement of Additional Information.  Those industry classifications are not a fundamental policy.

      In implementing the Fund's policy not to concentrate its investments, the
Manager will consider a non-governmental user of facilities financed by industrial development bonds as being in a particular industry.  That is done even though the bonds are municipal securities, as to which the Fund has no concentration limitation.  Although this application of the concentration restriction is not a fundamental policy of the Fund, it will not be changed without shareholder approval. The Manager has no present intention of investing
25% or more of the Fund's total assets in securities paying interest from revenues of similar type projects or in industrial development bonds. This is not a fundamental policy and therefore could be changed without shareholder approval. However, if that change were made, the Prospectus or this Statement of Additional Information would be supplemented to reflect the change.

How the Fund Is Managed

Organization and History.  The Fund is a series of a Massachusetts business trust that was originally organized in 1989, as a trust having one series.  In
1993 it was reorganized to be a multi-series business trust (now called
Oppenheimer Multi-State Municipal Trust).  The Fund was added as a separate series of that Trust in 1994. The Fund is an open-end, non-diversified management investment company with an unlimited number of authorized shares of beneficial interest. Each of the three (3) series of the Trust is a separate fund that issues its own shares, has its own investment portfolio, and has its own assets and liabilities.

      |X| Classes of Shares.  The Trustees are  authorized,  without  shareholder approval,  to  create  new  series  and  classes  of  shares.  The  Trustees  may reclassify  unissued  shares of the Fund into  additional  series or  classes  of shares.  The  Trustees  also may divide or  combine  the shares of a class into a
greater  or  lesser  number  of  shares   without   changing  the   proportionate
beneficial   interest  of  a  shareholder  in  the  Fund.   Shares  do  not  have
cumulative  voting  rights or preemptive or  subscription  rights.  Shares may be voted in person or by proxy at shareholder meetings.

      The Fund currently has three classes of shares: Class A, Class B and
Class C.  All classes invest in the same investment portfolio.  Each class of shares:
o     has its own dividends and distributions,
o     pays certain expenses which may be different for the different classes,
o     may have a different net asset value,
o     may have separate voting rights on matters in which interests of one class are different from interests of another class, and
o     votes as a class on matters that affect that class alone.

      Shares are freely transferable, and each share of each class has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders.  Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class.

      |X|  Meetings of  Shareholders.  As a  Massachusetts  business  trust,  the
Fund is not  required  to  hold,  and  does  not  plan to  hold,  regular  annual meetings of  shareholders,  but may do so from time to time on important  matters or when  required  to do so by the  Investment  Company  Act or other  applicable law.  Shareholders  have the  right,  upon a vote or  declaration  in  writing of two-thirds  of the  outstanding  shares  of the Fund,  to remove a Trustee  or to take other action described in the Fund's Declaration of Trust.

      The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares.  If the Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the
Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of the Fund valued at $25,000 or more or constituting at least 1% of the
Fund's outstanding shares. The Trustees may also take other action as permitted by the Investment Company Act.

      |X| Shareholder and Trustee Liability.  The Fund's Declaration of Trust
contains an express disclaimer of shareholder or Trustee liability for the
Fund's obligations. It also provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for its obligations.  The Declaration of Trust also states that upon request, the Fund shall assume the defense of any claim made against a shareholder for any act or obligation of the Fund and shall satisfy any judgment on that claim.  Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances. However, the risk that a Fund shareholder will incur financial loss from being held liable as a "partner" of the Fund is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.

      The Fund's contractual arrangements state that any person doing business with the Fund (and each shareholder of the Fund) agrees under its Declaration of Trust to look solely to the assets of the Fund for satisfaction of any claim or demand that may arise out of any dealings with the Fund. Additionally, the
Trustees shall have no personal liability to any such person, to the extent permitted by law.

Board of Trustees and Oversight Committees. The Fund is governed by a Board of
Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager.

      The Board of Trustees has an Audit Committee, a Regulatory & Oversight
Committee, a Governance Committee and a Proxy Committee.  The Audit Committee
is comprised solely of Independent Trustees.  The members of the Audit
Committee are Joel Motley (Chairman), Edward V. Regan and Kenneth Randall. The
Audit Committee held 6 meetings during the Fund's fiscal year ended July 31,
2004. The Audit Committee provides the Board with recommendations regarding the selection of the Fund's independent auditor. The Audit Committee also reviews the scope and results of audits and the audit fees charged, reviews reports from the Fund's independent auditor concerning the Fund's internal accounting procedures, and controls and reviews reports of the Manager's internal auditor, among other duties as set forth in the Committee's charter.

      The members of the Regulatory & Oversight Committee are Robert Galli
(Chairman), Joel Motley and Phillip Griffiths.  The Regulatory & Oversight
Committee held 6 meetings during the Fund's fiscal year ended July 31, 2004.
The Regulatory & Oversight Committee evaluates and reports to the Board on the
Fund's contractual arrangements, including the Investment Advisory and
Distribution Agreements, transfer and shareholder service agreements and custodian agreements as well as the policies and procedures adopted by the Fund to comply with the Investment Company Act and other applicable law, among other duties as set forth in the Committee's charter.

      The members of the Governance Committee are Phillip Griffiths (Chairman),
Kenneth Randall and Russell S. Reynolds, Jr..  The Governance Committee held no meetings during the Fund's fiscal year ended July 31, 2003.  The Governance
Committee reviews the Fund's governance guidelines, the adequacy of the Fund's
Codes of Ethics, and develops qualification criteria for Board members consistent with the Fund's governance guidelines, among other duties set forth in the Committee's charter.

      The members of the Proxy Committee are Edward Regan (Chairman) and
Russell Reynolds.  The Proxy Committee held 1 meeting during the Fund's fiscal year ended July 31, 2004.  The Proxy Committee provides the Board with recommendations for proxy voting and monitors proxy voting by the Fund.

Trustees and Officers of the Fund. Each of the Trustees is an "Independent
Trustee" under the Investment Company Act. The Fund's Trustees and officers, their positions with the Fund, length of service in such position(s) and principal occupations and business affiliations during the past five years are listed in the chart below. The information for each Trustee also includes the dollar range of shares beneficially owned in the Fund and the aggregate dollar range of shares beneficially owned in any of the Oppenheimer funds overseen by the Trustees. All of the Trustees are also trustees or directors of each of the following publicly offered Oppenheimer funds (referred to as "Board I Funds").

Oppenheimer AMT-Free Municipals           Oppenheimer Gold & Special Minerals Fund
Oppenheimer AMT-Free New York Municipals  Oppenheimer Growth Fund
Oppenheimer Balanced Fund                 Oppenheimer International Growth Fund
                                          Oppenheimer  International  Small Company
Oppenheimer California Municipal Fund     Fund
Oppenheimer Capital Appreciation Fund     Oppenheimer Money Market Fund, Inc.
Oppenheimer Capital Preservation Fund     Oppenheimer Multi-Sector Income Trust
Oppenheimer Developing Markets Fund       Oppenheimer Multi-State Municipal Trust
Oppenheimer Disciplined Allocation Fund   Oppenheimer New Jersey Municipal Fund
Oppenheimer Discovery Fund                Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Emerging Growth Fund          Oppenheimer Rochester National Municipals
Oppenheimer Emerging Technologies Fund    Oppenheimer Series Fund, Inc
Oppenheimer Enterprise Fund               Oppenheimer U.S. Government Trust
Oppenheimer Global Fund                   Oppenheimer Value Fund
Oppenheimer Global Opportunities Fund

      In addition to being a trustee or director of the Board I Funds, Mr.
Galli is also a director or trustee of 10 other portfolios in the
OppenheimerFunds complex. Present or former officers, directors, trustees and employees (and their immediate family members) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees are permitted to purchase Class A shares of the Fund and the other Oppenheimer funds at net asset value without sales charge. The sales charges on Class A shares is waived for that group because of the economies of sales efforts realized by the Distributor.

      Messrs. Fielding, Murphy, Petersen, Vandehey, Vottiero, Wixted, and Zack,
and Mses. Bloomberg and Ives respectively hold the same offices with one or more of the other Board I Funds as with the Fund.  As of August 31, 2004, the
Trustees and officers of the Fund, as a group, owned of record or beneficially less than 1% of each class of shares of the Fund.  The foregoing statement does not reflect ownership of shares of the Fund held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under the plan by the officers of the Fund listed above.  In addition, each Independent Trustee, and his or her family members, do not own securities of either the Manager or Distributor of the Board I Funds or any person directly or indirectly controlling, controlled by or under common control with the Manager or Distributor.

|X|   Affiliated Transactions and Material Business Relationships. Mr. Reynolds
has reported he has a controlling interest in The Directorship Group, Inc.
("The Directorship Search Group"), a director recruiting firm that provided consulting services to Massachusetts Mutual Life Insurance Company (which controls the Manager) for fees of $137,500 for calendar year ended December 31,
2002. Mr. Reynolds reported that The Directorship Search Group did not provide consulting services to Massachusetts Mutual Life Insurance Company during the calendar year ended December 31, 2003, and does not expect to provide any such services in the calendar year ended December 31, 2004.

      The Independent Trustees have unanimously (except for Mr. Reynolds, who abstained) determined that the consulting arrangements between The Directorship
Search Group and Massachusetts Mutual Life Insurance Company were not material business or professional relationships that would compromise Mr. Reynolds'
status as an Independent Trustee. Nonetheless, to assure certainty as to determinations of the Board and the Independent Trustees as to matters upon which the Investment Company Act or the rules thereunder require approval by a majority of Independent Trustees, Mr. Reynolds will not be counted for purposes of determining whether a quorum of Independent Trustees was present or whether a majority of Independent Trustees approved the matter.

      The address of each Trustee in the chart below is 6803 S. Tucson Way,
Centennial, CO 80112-3924. Each Trustee serves for an indefinite term, until his or her resignation, retirement, death or removal.

-----------------------------------------------------------------------------------
                               Independent Trustees
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Name,              Principal Occupation(s) During Past 5    Dollar     Aggregate
                                                                       Dollar
                                                                       Range Of
                                                                       Shares
                                                                       Beneficially
                                                                       Owned in
                   Years;                                   Range of   Any of the
Position(s) Held   Other Trusteeships/Directorships Held    Shares     Oppenheimer
with Fund,         by Trustee;                              BeneficiallFunds
Length of Service, Number of Portfolios in Fund Complex     Owned in   Overseen
Age                Currently Overseen by Trustee            the Fund   by Trustee
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                                                              As of December 31,
                                                                     2003
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Clayton K.         Of Counsel (since June 1993) Hogan &     $0         Over
Yeutter, Chairman  Hartson (a law firm); a director (since             $100,000
of the Board of    2002) of Danielson Holding Corp.
Trustees since     Formerly a director of Weyerhaeuser
2003;              Corp. (1999-April 2004), Caterpillar,
Trustee since 1994 Inc. (1993-December 2002), ConAgra
Age: 73            Foods (1993-2001), Texas Instruments
                   (1993-2001) and FMC Corporation
                   (1993-2001). Oversees 25 portfolios in
                   the OppenheimerFunds complex.
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Robert G. Galli,   A trustee or director of other           $0         Over
Trustee since 1994 Oppenheimer funds. Oversees 35                      $100,000
Age: 71            portfolios in the OppenheimerFunds
                   complex.
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Phillip A.         A director (since 1991) of the           $0         Over
Griffiths,         Institute for Advanced Study,                       $100,000
Trustee, since     Princeton, N.J., a director (since
1999               2001) of GSI Lumonics, a trustee (since
Age: 65            1983) of Woodward Academy, a Senior
                   Advisor (since 2001) of The Andrew W.
                   Mellon Foundation. A member of: the
                   National Academy of Sciences (since
                   1979), American Academy of Arts and
                   Sciences (since 1995), American
                   Philosophical Society (since 1996) and
                   Council on Foreign Relations (since
                   2002). Formerly a director of Bankers
                   Trust New York Corporation (1994-1999).
                   Oversees 25 portfolios in the
                   OppenheimerFunds complex.
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Mary F. Miller,    Trustee (since October 1998) of the      $0         $0
Trustee since      American Symphony Orchestra; Senior
2004               Vice President and General Auditor
Age: 62            (July 1998-February 2003) American
                   Express Company. Oversees 25 portfolios
                   in the OppenheimerFunds complex.
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Joel W. Motley,    Director (since January 2002) Columbia   $0         $10,001-50,0001
Trustee since 2002 Equity Financial Corp. (privately-held
Age: 52            financial adviser); Managing Director
                   (since January 2002) Carmona Motley,
                   Inc. (privately-held financial
                   adviser). Formerly a Managing Director
                   of Carmona Motley Hoffman Inc.
                   (privately-held financial adviser)
                   (January 1998-December 2001). Oversees
                   25 portfolios in the OppenheimerFunds
                   complex.
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Edward V. Regan,   President, Baruch College, CUNY; a       $0         $10,001-$50,000
Trustee since 1994 director of RBAsset (real estate
Age: 74            manager); a director of OffitBank;
                   formerly Trustee, Financial Accounting
                   Foundation (FASB and GASB), Senior
                   Fellow of Jerome Levy Economics
                   Institute, Bard College, Chairman of
                   Municipal Assistance Corporation for
                   the City of New York, New York State
                   Comptroller and Trustee of New York
                   State and Local Retirement Fund.
                   Oversees 25 investment companies in the
                   OppenheimerFunds complex.
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Russell S.         Chairman (since 1993) of The             $0         Over
Reynolds, Jr.,     Directorship Search Group, Inc.                     $100,000
Trustee since 1994 (corporate governance consulting and
Age: 72            executive recruiting); a Life Trustee
                   of International House (non-profit
                   educational organization); a former
                   trustee of The Historical Society of
                   the Town of Greenwich. Oversees 25
                   portfolios in the OppenheimerFunds
                   complex.
-----------------------------------------------------------------------------------

      The address of the Officers in the chart below is as follows: for Messrs.
Fielding, Murphy and Zack and Ms. Bloomberg, Two World Financial Center, 225
Liberty Street, New York, NY 10281-1008, for Messrs. Vandehey, Vottiero,
Petersen and Wixted and Ms. Ives, 6803 S. Tucson Way, Centennial, CO
80112-3924. Each Officer serves for an indefinite term or until his or her earlier resignation, death or removal.

-------------------------------------------------------------------------------------
                                Officers of the Fund
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,                   Principal Occupation(s) During Past 5 Years
Position(s) Held with
Fund, Length of
Service,
Age
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
John V. Murphy,         Chairman, Chief Executive Officer and director (since June
President, since 2001   2001) and President (since September 2000) of the Manager;
Age: 55                 President and a director or trustee of other Oppenheimer
                        funds; President and a director (since July 2001) of
                        Oppenheimer Acquisition Corp. (the Manager's parent holding company) and of Oppenheimer Partnership Holdings, Inc. (a
                        holding company subsidiary of the Manager); a director
                        (since November 2001) of OppenheimerFunds Distributor, Inc.
                        (a subsidiary of the Manager); Chairman and a director
                        (since July 2001) of Shareholder Services, Inc. and of
                        Shareholder Financial Services, Inc. (transfer agent
                        subsidiaries of the Manager); President and a director
                        (since July 2001) of OppenheimerFunds Legacy Program (a
                        charitable trust program established by the Manager); a
                        director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc.,
                        Centennial Asset Management Corporation, Trinity Investment
                        Management Corporation and Tremont Capital Management, Inc.
                        (since November 2001), HarbourView Asset Management
                        Corporation and OFI Private Investments, Inc. (since July
                        2001); President (since November 1, 2001) and a director
                        (since July 2001) of Oppenheimer Real Asset Management,
                        Inc.; Executive Vice President (since February 1997) of
                        Massachusetts Mutual Life Insurance Company (the Manager's
                        parent company); a director (since June 1995) of DLB
                        Acquisition Corporation (a holding company that owns the
                        shares of Babson Capital Management LLC); a member of the
                        Investment Company Institute's Board of Governors (elected to serve from October 3, 2003 through September 30, 2006).
                        Formerly, Chief Operating Officer (September 2000-June
                        2001) of the Manager; President and trustee (November
                        1999-November 2001) of MML Series Investment Fund and
                        MassMutual Institutional Funds (open-end investment
                        companies); a director (September 1999-August 2000) of C.M.
                        Life Insurance Company; President, Chief Executive Officer
                        and director (September 1999-August 2000) of MML Bay State
                        Life Insurance Company; Oversees 63 portfolios as
                        Trustee/Director and 21 portfolios as an Officer in the
                        OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Ronald H. Fielding,     Senior Vice  President  (since January 1996) of the Manager;
Vice President and      Chairman of the  Rochester  Division  of the Manager  (since
Portfolio Manager       January   1996);   an  officer  of  9   portfolios   in  the
since 2002              OppenheimerFunds complex.
Age: 55
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Mark S. Vandehey,       Senior Vice  President and Chief  Compliance  Officer (since
Vice President and      March  2004) of the  Manager;  Vice  President  (since  June
Chief Compliance        1983)  of  OppenheimerFunds  Distributor,  Inc.,  Centennial
Officer since 2004      Asset Management Corporation and Shareholder Services,  Inc.
Age:  53                Formerly  (until  February 2004) Vice President and Director of Internal  Audit of  OppenheimerFunds,  Inc. An officer of
                        83 portfolios in the Oppenheimer funds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Brian W. Wixted,        Senior Vice  President and  Treasurer  (since March 1999) of
Treasurer since 1999    the  Manager;  Treasurer  of  HarbourView  Asset  Management
Age: 44                 Corporation,    Shareholder   Financial   Services,    Inc.,
                        Shareholder   Services,   Inc.,   Oppenheimer   Real   Asset
                        Management   Corporation,    and   Oppenheimer   Partnership
                        Holdings,   Inc.   (since  March   1999),   of  OFI  Private
                        Investments,  Inc. (since March 2000),  of  OppenheimerFunds
                        International  Ltd.  and  OppenheimerFunds  plc  (since  May
                        2000), of OFI Institutional  Asset  Management,  Inc. (since
                        November 2000),  and of  OppenheimerFunds  Legacy Program (a
                        Colorado   non-profit   corporation)   (since   June  2003);
                        Treasurer and Chief  Financial  Officer  (since May 2000) of
                        OFI  Trust  Company  (a  trust  company  subsidiary  of  the
                        Manager);   Assistant   Treasurer   (since  March  1999)  of
                        Oppenheimer  Acquisition Corp.  Formerly Assistant Treasurer
                        of   Centennial   Asset   Management    Corporation   (March
                        1999-October  2003)  and  OppenheimerFunds   Legacy  Program
                        (April  2000-June  2003);   Principal  and  Chief  Operating
                        Officer   (March   1995-March   1999)   at   Bankers   Trust
                        Company-Mutual  Fund  Services  Division.  An  officer of 83 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Brian Petersen,         Assistant Vice President of the Manager since August 2002;
Assistant Treasurer     formerly Manager/Financial Product Accounting (November
since 2004              1998-July 2002) of the Manager. An officer of 83 portfolios
Age: 34                 in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Robert G. Zack,         Executive  Vice  President  (since January 2004) and General
Secretary since 2001    Counsel  (since  February  2002)  of  the  Manager;  General
Age: 56                 Counsel  and  a  director   (since  November  2001)  of  the
                        Distributor;   General  Counsel  (since  November  2001)  of
                        Centennial   Asset  Management   Corporation;   Senior  Vice
                        President  and  General  Counsel  (since  November  2001) of
                        HarbourView  Asset  Management  Corporation;  Secretary  and
                        General   Counsel  (since   November  2001)  of  Oppenheimer
                        Acquisition  Corp.;   Assistant  Secretary  and  a  director
                        (since October 1997) of OppenheimerFunds  International Ltd.
                        and  OppenheimerFunds  plc;  Vice  President  and a director
                        (since November 2001) of Oppenheimer  Partnership  Holdings,
                        Inc.; a director (since  November 2001) of Oppenheimer  Real
                        Asset  Management,  Inc.;  Senior  Vice  President,  General
                        Counsel and a director  (since November 2001) of Shareholder
                        Financial Services,  Inc.,  Shareholder Services,  Inc., OFI
                        Private  Investments,  Inc.  and  OFI  Trust  Company;  Vice
                        President (since November 2001) of  OppenheimerFunds  Legacy
                        Program;  Senior Vice  President and General  Counsel (since
                        November 2001) of OFI Institutional Asset Management,  Inc.;
                        a  director  (since  June 2003) of  OppenheimerFunds  (Asia)
                        Limited.  Formerly Senior Vice President (May  1985-December
                        2003), Acting General Counsel (November  2001-February 2002)
                        and Associate  General  Counsel (May  1981-October  2001) of
                        the Manager;  Assistant  Secretary of Shareholder  Services,
                        Inc.  (May  1985-November   2001),   Shareholder   Financial
                        Services,    Inc.   (November   1989-November   2001);   and
                        OppenheimerFunds  International Ltd. (October  1997-November
                        2001).  An officer of 83 portfolios in the  OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Kathleen T. Ives,       Vice  President  (since  June 1998) and Senior  Counsel  and
Assistant Secretary     Assistant  Secretary  (since  October  2003) of the Manager;
since 2001              Vice  President  (since  19991999) and  Assistant  Secretary
Age: 38                 (since   October   2003)  of  the   Distributor;   Assistant
                        Secretary   (since   October  2003)  of   Centennial   Asset
                        Management   Corporation;   Vice   President  and  Assistant
                        Secretary  (since  1999)  of  Shareholder  Services,   Inc.;
                        Assistant     Secretary    (since    December    2001)    of
                        OppenheimerFunds   Legacy   Program   and   of   Shareholder
                        Financial  Services,  Inc..  Formerly an  Assistant  Counsel
                        (August  1994-October  2003) and Assistant Vice President of
                        the  Manager  (August  1997-June  1998).  An  officer  of 83 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Lisa I. Bloomberg,      Vice  President and  Associate  Counsel of the Manager since
Assistant Secretary     May  2004;  formerly  First  Vice  President  and  Associate
since 2004              General  Counsel of UBS Financial  Services Inc.  (formerly,
Age:  36                PaineWebber  Incorporated)  (May 1999 - April 2004) prior to which she was an Associate at Skadden,  Arps, Slate, Meagher
                        & Flom, LLP (September  1996 - April 1999). An officer of 83 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------

      |X|  Remuneration  of  Trustees.  The  officers of the Fund are  affiliated with the  Manager  and  receive  no salary or fee from the  Fund.  The  Trustees received the  compensation  from the Fund shown below with respect to the Fund's fiscal year ended July 31,  2004. The total  compensation  from all  Oppenheimer
 Funds for which the  Trustee  serves as a Trustee  or  Director  (including  the
 Fund)  represents  compensation  received  for  serving as a director or trustee and,  if  applicable,  as a member of a  committee  of the boards of those funds during the calendar year ended December 31, 2003.

------------------------------------------------------------------------------------
Trustee Name and Other    Aggregate      Retirement     Estimated        Total
                                                                      Compensation
                                                                        From All
                                                                      Oppenheimer
                                                          Annual       Funds For
                                          Benefits      Retirement       Which
                                         Accrued as    Benefits to     Individual
Fund Position(s)         Compensation   Part of Fund   be Paid Upon    Serves As
(as applicable)           From Fund1      Expenses      Retirement   Trustee/Director
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Clayton K. Yeutter          $7583           $695         $61,306        $152,079
Chairman of the Board
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Robert G. Galli              $563           $543         $80,9234      $213,5365
Regulatory & Oversight
Committee Chairman
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Phillip Griffiths
Governance Committee
Chairman and                $5756           $198         $23,309        $74,500
Regulatory & Oversight
Committee Member
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Joel W. Motley
Audit Committee
Chairman and                $6077           $38          $14,530        $68,900
Regulatory & Oversight
Committee Member
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Kenneth A. Randall           $530            $0          $79,622        $93,989
Audit Committee Member
and Governance
Committee Member
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Edward V. Regan              $511           $585         $59,353        $98,983
Proxy Committee
Chairman and Audit
Committee Chairman
Member
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Russell S. Reynolds,         $450           $516         $60,720        $77,002
Jr.
Proxy Committee Member
and Governance
Committee Member
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Donald Spiro                 $280           $185         $20,6678       $64,080
Vice Chairman of the
Board
------------------------------------------------------------------------------------
Messrs.  Levy and  Lipstein  and Ms.  Moynihan  retired as Trustees  from Board I effective  January 1, 2003, March 31, 2003 and July 31, 2003,  respectively.  For the  fiscal  year  ended  July 31,  2004,  Ms.  Moynihan  received  received  $40 aggregate  compensation  from the Fund.  For the calendar year ended December 31,
2003,  Messrs.  Levy and Lipstein and Ms. Moynihan received $43,425,  $75,076 and
$88,229,  respectively,  of total  compensation from all of the Oppenheimer funds for which they served as trustees.
1.    Aggregate  Compensation From Fund includes fees and deferred  compensation, if any, for a Trustee.
2.    Estimated  Annual  Retirement  Benefits to be Paid Upon Retirement is based on a straight life payment plan election  with the  assumption  that a Trustee will  retire at the age of 75 and is  eligible  (after 7 years of  service) to receive  retirement  plan benefits as described below under  "Retirement  Plan for Trustees."
3.    Includes  $190  deferred by Mr.  Yeutter  under the  Deferred  Compensation
   Plan described below.
4.    Includes  $36,990  estimated  to be  paid to Mr.  Galli  for  serving  as a trustee  or  director  of 10 other  Oppenheimer  funds  that  are not  Board I
   Funds.
5.    Includes  $96,00  paid to Mr.  Galli for  serving as trustee or director of
   10 other Oppenheimer funds that are not Board I Funds.
6.    Includes $575  deferred by Mr.  Griffiths  under the Deferred  Compensation
   Plan described below.
7.    Includes $243 deferred by Mr. Motley under the Deferred  Compensation  Plan described below.
8.    Mr.  Spiro  retired  as a  Trustee  of all  the  Board  I  funds  effective
   October 31, 2004.

      |X|  Retirement Plan for Trustees.  The Fund has adopted a retirement plan that provides for payments to retired Independent Trustees. Payments are up to 80% of the average compensation paid during a Trustee's five years of service in which the highest compensation was received. A Trustee must serve as trustee for any of the Board I Funds for at least seven years in order to be eligible for retirement plan benefits and must serve for at least 15 years to be eligible for the maximum benefit. Each Trustee's retirement benefits will depend on the amount of the Trustee's future compensation and length of service.

      |X|  Deferred Compensation Plan for Trustees.  The Board of Trustees has
adopted a Deferred Compensation Plan for Independent Trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee.
The amount paid to the Trustee under the plan is determined based upon the performance of the selected funds.

      Deferral of Trustees' fees under the plan will not materially affect the
Fund's assets, liabilities or net income per share. The plan will not obligate the Fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the Securities and Exchange Commission, the Fund may invest in the funds selected by the
Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustee's deferred fee account.

      |X|  Major Shareholders.  As of August 31, 2004, the only persons who owned of record or who were known by the Fund to own beneficially 5% or more of the Fund's outstanding securities of any class were the following:

      MLPF&S for the sole benefit of its customers, Attn. Fund ADMN/#97DN1,
4800 Deer Lake Drive East Floor 3, Jacksonville, FL 32246-6484, which owned
540,291.095 Class A shares (5.99% of the Class A shares then outstanding) for the benefit of its customers.

      Citigroup Global Mkts Inc. 109801250, Attn. Cindy Tempesta, 7th Floor 333
West 34th Street, New York, New York 10001-2483, which owned 482,471.230 Class
A shares (5.35% of the Class A shares then outstanding) for the benefit of its customers.

      Citigroup Global Mkts Inc. 109801250, Attn. Cindy Tempesta, 7th Floor 333
West 34th Street, New York, New York 10001-2483, which owned 703,634.730 Class
B shares (14.72% of the Class B shares then outstanding) for the benefit of its customers.

      MLPF&S for the sole benefit of its customers, Attn. Fund ADMN/#97HF5,
4800 Deer Lake Drive East Floor 3, Jacksonville, FL 32246-6484, which owned
429,288.126 Class C shares (18.46% of the Class C shares then outstanding) for the benefit of its customers.

      Citigroup Global Mkts Inc. 109801250, Attn. Cindy Tempesta, 7th Floor 333
West 34th Street, New York, New York 10001-2483, which owned 120,962.266 Class
C shares (5.20% of the Class C shares then outstanding) for the benefit of its customers.

The Manager.  The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company a global, diversified insurance and financial services organization.

      |X| Code of Ethics.  The Fund, the Manager and the Distributor have a
Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions.  Covered persons include persons with knowledge of the investments and investment intentions of the Fund and other funds advised by the Manager.  The Code of Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls.  Compliance with the Code of Ethics is carefully monitored and enforced by the Manager.

      The Code of Ethics is an exhibit to the Fund's registration statement filed with the Securities and Exchange Commission and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.  You can obtain information about the hours of operation of the Public Reference Room by calling the SEC at 1-202-942-8090.  The Code of Ethics can also be viewed as part of the Fund's registration statement on the SEC's EDGAR database at the
SEC's Internet website at www.sec.gov.  Copies may be obtained after paying a
                          -----------
duplicating fee, by electronic request at the following E-mail address:
publicinfo@sec.gov, or by writing to the SEC's Public Reference Section,
------------------
Washington, D.C. 20549-0102.

      |X| Portfolio  Proxy Voting.  The Fund has adopted  Portfolio  Proxy Voting
Policies  and  Procedures   under  which  the  Fund  votes  proxies  relating  to
securities  held  by  the  Fund   ("portfolio   proxies").   The  Fund's  primary
consideration  in voting  portfolio  proxies is the  financial  interests  of the
Fund and its shareholders.  The Fund has retained an unaffiliated  third-party as its agent to vote  portfolio  proxies in  accordance  with the  Fund's  Portfolio
Proxy  Voting  Guidelines  and  to  maintain  records  of  such  portfolio  proxy voting.  The Proxy Voting Guidelines  include  provisions to address conflicts of
interest   that   may   arise   between   the   Fund   and  OFI   where   an  OFI
directly-controlled  affiliate  manages  or  administers  the assets of a pension plan of the company  soliciting  the proxy.  The Fund's  Portfolio  Proxy  Voting
Guidelines on routine and non-routine proxy proposals are summarized below.

o     The Fund  votes  with the  recommendation  of the  issuer's  management  on
         routine   matters,   including   election  of  directors   nominated  by
         management and ratification of auditors,  unless circumstances  indicate otherwise.
o     In  general,  the  Fund  opposes   anti-takeover   proposals  and  supports
         elimination of anti-takeover proposals, absent unusual circumstances.
o     The Fund supports  shareholder  proposals to reduce a  super-majority  vote requirement,  and opposes  management  proposals to add a super-majority vote requirement.
o     The Fund opposes proposals to classify the board of directors.
o     The Fund support proposals to eliminate cumulative voting.
o     The Fund opposes re-pricing of stock options.
o     The Fund  generally  considers  executive  compensation  questions  such as stock  option  plans and bonus plans to be ordinary  business  activity.
         The Fund analyzes  stock option plans,  paying  particular  attention to their  dilutive  effect.  While the Fund generally  supports  management proposals, the Fund opposes plans it considers to be excessive

         The Fund is required to file new Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year.  The Fund's Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at  1.800.525-7048 and (ii) on the SEC's website at www.sec.gov.
           -----------

      |X|  The Investment Advisory Agreement.  The Manager provides investment advisory and management services to the Fund under an investment advisory agreement between the Manager and the Fund.  The Manager selects securities for the Fund's portfolio and handles its day-to day business. The portfolio management team of the Fund is employed by the Manager and is principally responsible for the day-to-day management of the Fund's investment portfolio.

      The investment advisory agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment.  It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective corporate administration for the Fund.  Those responsibilities include the compilation and maintenance of records with respect to the Fund's operations, the preparation and filing of specified reports, and the composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

      The Fund pays expenses not expressly assumed by the Manager under the advisory agreement.  The advisory agreement lists examples of expenses paid by the Fund.  The major categories relate to interest, taxes, fees to disinterested Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs, brokerage commissions, and non-recurring expenses, including litigation cost.
The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Fund as a whole.  The fees are allocated to each class of shares based upon the relative proportion of the Fund's net assets represented by that class.  The management fees paid by the Fund to the Manager during the Fund's last three fiscal years are listed below.

-----------------------------------------------------------------------------
                                                  Management Fee Paid to
    Fiscal Year           Management Fee          OppenheimerFunds, Inc.
    Ended 7/31      (Without Voluntary Waiver)        (after waiver)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
       2002                  $564,760                    $376,505
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
       2003                  $700,465                    $466,975
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
       2004                  $901,530                    $600,745
-----------------------------------------------------------------------------

      The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard for its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss the Fund sustains for any investment, adoption of any investment policy or the purchase, sale or retention of any security.

      The agreement permits the Manager to act as investment advisor for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment advisor or general distributor. If the Manager shall no longer act as investment advisor to the Fund, the Manager may withdraw the Fund's right to use the name "Oppenheimer" as part of its name.

         |X|      Annual Approval of Investment Advisory Agreement. Each year, the Board of Trustees including a majority of the Independent Trustees is required to approve the renewal of the investment advisory agreement. The
Investment Company Act requires that the Board request and evaluate and the
Manager provide such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.  The Board employs an independent consultant to prepare a report that provides such information as the Board requests for this purpose.

      The Board also receives information about the 12b-1 distribution fees the
Fund pays.  These distribution fees are reviewed and approved at a different time of the year.

      The Board reviewed the foregoing information in arriving at its decision to renew the investment advisory agreement.  Among other factors, the Board considered:
o     The nature, cost, and quality of the services provided to the Fund and its shareholders;
o     The profitability of the Fund to the Manager;
o     The investment performance of the Fund in comparison to regular market indices
o     Economies of scale that may be available to the Fund from the Manager;
o     Fees paid by other mutual funds for similar services;
o     The value and quality of any other benefits or services received by the
         Fund from its relationship with the Manager, and
o     The direct and indirect benefits the Manager received from its relationship with the Fund.  These included services provided by the
         Distributor and the Transfer Agent, and brokerage and soft dollar arrangements permissible under Section 28(e) of the Securities
         Exchange Act.

      The Board considered that the Manager must be able to pay and retain high quality personnel at competitive rates to provide services to the Fund.  The
Board also considered that maintaining the financial viability of the Manager is important so that the Manager will be able to continue to provide quality services to the Fund and its shareholders in adverse times.  The Board also considered the investment performance of other mutual funds advised by the
Manager. The Board is aware that there are alternatives to the use of the
Manager.

      These matters were also considered by the Independent Trustees meeting separately from the full Board with experienced Counsel to the Fund who assisted the Board in its deliberations.  The Fund's Counsel is independent of the Manager within the meaning and intent of the SEC Rules regarding the independence of counsel.

      After careful deliberation, the Board of concluded that it was in the best interest of shareholders to continue the investment advisory agreement for another year. In arriving at a decision, the Board did not single out any one factor or group of factors as being more important than other factors, but considered all factors together.  The Board judged the terms and conditions of the investment advisory agreement, including the investment advisory fee, in light of all of the surrounding circumstances.

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement.  One of the duties of the Manager under the investment advisory agreement is to buy and sell portfolio securities for the Fund.  The investment advisory agreement allows the Manager to use broker-dealers to effect the Fund's portfolio transactions.
The Manager is authorized by the advisory agreement to employ broker-dealers, that, in the Manager's best judgment based on all relevant factors, will implement the Fund's policy to obtain, at reasonable expense, the "best execution" of portfolio transactions.  "Best execution" refers to prompt and reliable execution at the most favorable price obtainable. The Manager need not seek competitive commission bidding.  However, the Manager is expected to minimize the commissions paid to the extent consistent with the interest and policies of the Fund as established by its Board of Trustees.

      Under the investment advisory agreement, in choosing brokers to execute portfolio transactions for the Fund, the Manager may select brokers (other than affiliates) that provide brokerage and/or research services to the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion.  The commissions paid to those brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the commission is fair and reasonable in relation to the services provided.

      Subject to those considerations, as a factor in selecting brokers for the
Fund's portfolio transactions, the investment advisory agreement also permits the Manager to consider sales of shares of the Fund and other investment companies for which the Manager or an affiliate serves as investment adviser.
Notwithstanding that authority, and with the concurrence of the Fund's Board, the Manager has determined not to consider sales of shares of the Fund and other investment companies for which the Manager or an affiliate serves as investment adviser as a factor in selecting brokers for the Fund's portfolio transactions.  However, the Manager may continue to effect portfolio transactions through brokers who sell shares of the Fund.

Brokerage Practices Followed by the Manager.  The Manager allocates brokerage for the Fund subject to the provisions of the investment advisory agreement and the procedures and rules described above.  Generally the Manager's portfolio traders allocate brokerage upon recommendations from the Manager's portfolio managers.  In certain instances, portfolio managers may directly place trades and allocate brokerage.  In either case, the Manager's executive officers supervise the allocation of brokerage.

      Most securities purchases made by the Fund are in principal transactions at net prices. The Fund usually deals directly with the selling or purchasing principal or market maker without incurring charges for the services of a broker on its behalf unless the Manager determines that a better price or execution may be obtained by using the services of a broker.  Therefore, the
Fund does not incur substantial brokerage costs.  Portfolio securities purchased from underwriters include a commission or concession paid by the issuer to the underwriter in the price of the security.  Portfolio securities purchased from dealers include a spread between the bid and asked price.

      The Fund seeks to obtain prompt execution of orders at the most favorable net prices.  In an option transaction, the Fund ordinarily uses the same broker for the purchase or sale of the option and any transaction in the investment to which the option relates.  Other funds advised by the Manager have investment objectives and policies similar to those of the Fund.  Those other funds may purchase or sell the same securities as the Fund at the same time as the Fund, which could affect the supply and price of the securities.  When possible, the
Manager tries to combine concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates.  The transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

      The investment advisory agreement permits the Manager to allocate brokerage for research services.  The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates.  Investment research received by the Manager for the commissions paid by those other accounts may be useful both to the Fund and one or more of the Manager's other accounts.  Investment research services may be supplied to the Manager by a third party at the instance of a broker through which trades are placed. Investment research services include information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, information systems, computer hardware and similar products and services.  If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars.

      The Board of Trustees permits the Manager to use commissions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions.  The Board permits the Manager to use stated commissions on secondary fixed-income agency trades to obtain research if the broker represents to the Manager that: (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction.

      The research services provided by brokers broaden the scope and supplement the research activities of the Manager.  That research provides additional views and comparisons for consideration and helps the Manager to obtain market information for the valuation of securities that are either held in the Fund's portfolio or are being considered for purchase.  The Manager provides information to the Board of the Fund about the commissions paid to brokers furnishing such services, together with the Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

In the fiscal years ended July 31, 2002, 2003 and 2004, there were no transactions directed to brokers for research services, and the amount of the commissions paid to broker-dealers for those services was $0. As explained above, in the fiscal years ended July 31, 2002, 2003 and 2004, respectively, the Fund did not pay any brokerage commissions.

Distribution and Service Plans

The Distributor.  Under its General Distributor's Agreement with the Fund, the
Distributor, whose primary address is P.O. Box 5270, Denver, CO  80217, acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares.  The Distributor bears the expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders. The
Distributor is not obligated to sell a specific number of shares.

      The sales charges and concessions paid to, or retained by, the
Distributor from the sale of shares and the contingent deferred sales charges retained by the Distributor on the redemption of shares during the Fund's three most recent fiscal years are shown in the tables below.

 ------------------------------------------------------------------------------
          Aggregate     Class A                     Concessions  Concessions
 Fiscal   Front-End     Front-End    Concessions    on Class B   on Class C
 Year     Sales         Sales        on Class A     Shares       Shares
 Ended    Charges on    Charges      Shares         Advanced by  Advanced by
 7/31:    Class A       Retained by  Advanced by    Distributor2 Distributor2
          Shares        Distributor1 Distributor2
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
   2002     $159,960      $31,877        $ 280        $413,775      $49,579
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
   2003     $432,635      $62,816       $37,785       $443,729      $76,829
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
   2004     $761,563      $118,554      $31,075       $531,567      $95,807
 ------------------------------------------------------------------------------
1.    Includes amounts retained by a broker-dealer that is an affiliate or a parent of the Distributor.
2.    The Distributor advances concession payments to financial intermediaries for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

 ------------------------------------------------------------------------------
             Class A Contingent   Class B Contingent    Class C Contingent
 Fiscal      Deferred Sales       Deferred Sales        Deferred Sales
 Year Ended  Charges Retained by  Charges Retained by   Charges Retained by
 7/31:       Distributor          Distributor           Distributor
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
    2002              $0                $150,338                $3,776
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
    2003              $0                $140,792                $6,649
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
    2004              $0                 $97,081                $3,962
 ------------------------------------------------------------------------------

Distribution and Service Plans.  The Fund has adopted a Service Plan for its
Class A shares and Distribution and Service Plans for its Class B and Class C
shares under Rule 12b-1 of the Investment Company Act.  Under those plans, the
Fund makes payments to the Distributor in connection with the distribution and/or servicing of the shares of the particular class.  Each plan has been approved by a vote of the Board of Trustees of the Fund, including a majority of the Independent Trustees,1 cast in person at a meeting called for the purpose of voting on that plan.

      Under the Plans, the Manager and the Distributor may make payments to affiliates.  In their sole discretion, they may also from time to time make substantial payments from their own resources, which include the profits the
Manager derives from the advisory fees it receives from the Fund, to compensate brokers, dealers, financial institutions and other intermediaries for providing distribution assistance and/or administrative services or that otherwise promote sales of the Fund's shares.  These payments, some of which may be referred to as "revenue sharing," may relate to the Fund's inclusion on a financial intermediary's preferred list of funds offered to its clients.

      Financial intermediaries, brokers and dealers may receive other payments from the Distributor or the Manager from their own resources in connection with the promotion and/or sale of shares of the Fund, including payments to defray expenses incurred in connection with educational seminars and meetings.  The
Manager or Distributor may share expenses incurred by financial intermediaries in conducting training and educational meetings about aspects of the Fund for employees of the intermediaries or for hosting client seminars or meetings at which the Fund is discussed.  In their sole discretion, the Manager and/or the
Distributor may increase or decrease the amount of payments they make from their own resources for these purposes.

      Unless a plan is terminated as described below, the plan continues in effect from year to year, but only if the Fund's Board of Trustees and its
Independent Trustees specifically vote annually to approve its continuance.
Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan.  A plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class.

      The Board of Trustees and the Independent Trustees must approve all material amendments to a plan. An amendment to increase materially the amount of payments to be made under a plan must be approved by shareholders of the class affected by the amendment.  Because Class B shares of the Fund automatically convert into Class A shares 72 months after purchase, the Fund must obtain the approval of both Class A and Class B shareholders for a proposed amendment to the Class A plan that would materially increase payments under the plan.  That approval must be by a majority of the shares of each class, voting separately by class.

      While the plans are in effect, the Treasurer of the Fund shall provide separate written reports on the plans to the Fund's Board of Trustees at least quarterly for its review. The reports shall detail the amount of all payments made under a plan and the purpose for which the payments were made. Those reports are subject to the review and approval of the Independent Trustees.

      Each plan states that while it is in effect, the selection or replacement and nomination of those Trustees of the Fund who are not "interested persons"
of the Fund is committed to the discretion of the Independent Trustees.  This provision does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the Independent Trustees.

      Under the plans for a class, no payment will be made to any recipient in any quarter in which the aggregate net asset value of all Fund shares held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the Fund's Independent
Trustees.  The Board of Trustees has set the fees at the maximum rate allowed under the plans and has set no minimum asset amount needed to qualify for payments.

      |_|  Class A Service Plan Fees.  Under the Class A service plan, the
Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (they are referred to as "recipients")
for personal services and account maintenance services they provide for their customers who hold Class A shares.  The services include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. The
Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares. The Board has set the rate at the level. While the plan permits the Board to authorize payments to the Distributor to reimburse itself for services under the plan, the Board has not yet done so.  The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets of Class
A shares held in accounts of the service providers or their customers.

      For the fiscal year ended July 31, 2004, payments under the Class A plan totaled $113,705, all of which was paid by the Distributor to recipients and included $2,353 paid to an affiliate of the Distributor's parent company.  Any unreimbursed expenses the Distributor incurs with respect to Class A shares for any fiscal year may not be recovered in subsequent years.  The Distributor may not use payments received under the Class A plan to pay any of its interest expenses, carrying charges, other financial costs, or allocation of overhead.

|_|   Class B and Class C Service and Distribution Plans.  Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period.  The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plans during that period.  The types of services that recipients provide for the service fee are similar to the services provided under Class A plans, described above.

      Each plan permits the Distributor to retain both the asset-based sales charges and the service fee on shares or to pay recipients the service fee on a quarterly basis, without payment in advance.  However, the Distributor currently intends to pay the service fee to recipients in advance for the first year after Class B and Class C shares are purchased.  After the first year shares are outstanding, after their purchase, the Distributor makes service fee payments quarterly on those shares.  The advance payment is based on the net asset value of shares sold.  Shares purchased by exchange do not qualify for an advance service fee payment. If Class B or Class C shares are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment made on those shares.

      The asset-based sales charge and service fees increase Class B and Class
C expenses by 1.00% of the net assets per year of the respective classes.

      The Distributor retains the asset-based sales charge on Class B shares.
The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. It pays the asset-based sales charge as an ongoing concession to the recipient on Class C shares outstanding for a year or more. If a dealer has a special agreement with the Distributor, the
Distributor will pay the Class B and/or Class C service fees and the asset-based sales charge to the dealer quarterly in lieu of paying the sales concession and service fee in advance at the time of purchase.

      The asset-based sales charge on Class B and Class C shares allows investors to buy shares without a front-end sales charge while allowing the
Distributor to compensate dealers that sell those shares.  The Fund pays the asset-based sales charge to the Distributor for its services rendered in distributing Class B and Class C shares. The payments are made to the
Distributor in recognition that the Distributor:
|_|   pays sales concessions to authorized brokers and dealers at the time of sale and pays service fees as described above,
|_|   may finance payment of sales concessions and/or the advance of the service fee payment to recipients under the plans, or may provide such financing from its own resources or from the resources of an affiliate,
|_|   employs personnel to support distribution of shares, bears the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" registration fees and certain other distribution expenses,
|_|   may not be able to adequately compensate dealers that sell Class B and
      Class C shares without receiving payment under the plans and therefore may not be able to offer such Classes for sale absent the plans,
|_|   receives payments under the plans consistent with the service fees and asset-based sales charges paid by other non-proprietary funds that charge
      12b-1 fees,
|_|   may use the payments under the plan to include the Fund in various third-party distribution programs that may increase sales of Fund shares,
|_|   may experience increased difficulty selling the Fund's shares if payments under the plan are discontinued because most competitor funds have plans that pay dealers for rendering distribution services as much or more than the amounts currently being paid by the Fund, and
|_|   may not be able to continue providing, at the same or at a lesser cost, the same quality distribution sales efforts and services, or to obtain such services from brokers and dealers, if the plan payments were to be discontinued.

The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. If either the
Class B or Class C plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the
Distributor for distributing shares before the plan was terminated.

Class B or Class C shares may not be purchased by an investor directly from the
Distributor without the investor designating another broker-dealer of record.
If the investor no longer has another broker-dealer of record for an existing account, the Distributor is automatically designated as the broker-dealer of record, but solely for the purpose of acting as the investor's agent to purchase the shares.  In those cases, the Distributor retains the asset-based sales charge paid on Class B and Class C shares, but does not retain any service fees as to the assets represented by that account.

 -------------------------------------------------------------------------------
   Distribution Fees Paid to the Distributor in the Fiscal Year Ended 7/31/04
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
 Class:       Total Payments      Amount       Distributor's    Distributor's
                                                 Aggregate       Unreimbursed
                                                Unreimbursed    Expenses as %
                                Retained by    Expenses Under   of Net Assets
                Under Plan      Distributor         Plan           of Class
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
 Class B         $458,609        $368,1191       $1,944,539         3.79%
 Plan
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
 Class C         $184,269       $ 67,947 2       $ 397,371          1.67%
 Plan
 -------------------------------------------------------------------------------
1.    Includes $401 paid to an affiliate of the Distributor's parent company.
2.    Includes $301 paid to an affiliate of the Distributor's parent company.

      All payments under the Class B and Class C plans are subject to the limitations imposed by the Conduct Rules of the National Association of
Securities Dealers, Inc. on payments of asset-based sales charges and service fees.

Performance of the Fund

Explanation of Performance Terminology.  The Fund uses a variety of terms to illustrate its performance.  These terms include "standardized yield,"
"tax-equivalent yield," "dividend yield," "average annual total return,"
"cumulative total return," "average annual total return at net asset value" and
"total return at net asset value." An explanation of how yields and total returns are calculated is set forth below.  The charts below show the Fund's performance as of its most recent fiscal year end. You can obtain current performance information by calling the Fund's Transfer Agent at 1.800.525.7048 or by visiting the OppenheimerFunds Internet website at
www.oppenheimerfunds.com.

      The Fund's illustrations of its performance data in advertisements must comply with rules of the Securities and Exchange Commission.  Those rules describe the types of performance data that may be used and how it is to be calculated.  In general, any advertisement by the Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund.  Those returns must be shown for the 1, 5 and 10-year periods (or the life of the class, if less) ending as of the most recently ended calendar quarter prior to the publication of the advertisement (or its submission for publication).  Certain types of yields may also be shown, provided that they are accompanied by standardized average annual total returns.

      Use of standardized performance calculations enables an investor to compare the Fund's performance to the performance of other funds for the same periods.  However, a number of factors should be considered before using the
Fund's performance information as a basis for comparison with other investments:
      |_| Yields and total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.
      |_|  The Fund's performance returns may not reflect the effect of taxes on distributions.
      |_| An investment in the Fund is not insured by the FDIC or any other government agency.
      |_| The principal value of the Fund's shares, and its yields and total returns are not guaranteed and normally will fluctuate on a daily basis.
      |_| When an investor's shares are redeemed, they may be worth more or less than their original cost.
      |_| Yields and total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future yields or returns.

      The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different.  That is because of the different kinds of expenses each class bears.  The yields and total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund's investments, the maturity of those investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

      |X| Yields.  The Fund uses a variety of different yields to illustrate its current returns. Each class of shares calculates its yield separately because of the different expenses that affect each class.

      |_| Standardized Yield.  The "standardized yield" (sometimes referred to just as "yield") is shown for a class of shares for a stated thirty (30) day period.  It is not based on actual distributions paid by the Fund to shareholders in the thirty (30) day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments for that period.  It may therefore differ from the "dividend yield" for the same class of shares, described below.

      Standardized yield is calculated using the following formula set forth in rules adopted by the SEC, designed to assure uniformity in the way that all funds calculate their yields:

---------------------------------------------------------------------------------
[OBJECT OMITTED]
---------------------------------------------------------------------------------
      The symbols above represent the following factors:
      a =  dividends and interest earned during the thirty (30) day period.
      b =  expenses accrued for the period (net of any expense assumptions).
      c =  the average daily number of shares of that class outstanding during the thirty (30) day period that were entitled to receive dividends.
      d =  the maximum offering price per share of that class on the last day of the period, adjusted for undistributed net investment income.

      The standardized yield for a particular thirty (30) day period may differ from the yield for other periods.  The SEC formula assumes that the standardized yield for a thirty (30) day period occurs at a constant rate for a six (6) month period and is annualized at the end of the six (6) month period.
Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund's classes of shares will differ for any thirty (30) day period.

      |_| Dividend Yield.  The Fund may quote a "dividend yield" for each class of its shares. Dividend yield is based on the dividends paid on a class of shares during the actual dividend period. To calculate dividend yield, the dividends of a class declared during a stated period are added together, and the sum is multiplied by twelve (12) (to annualize the yield) and divided by the maximum offering price on the last day of the dividend period.  The formula is shown below:

            Dividend Yield = dividends paid during monthly period x 12/maximum offering
                                         price (payment date)

      The maximum offering price for Class A shares includes the current maximum initial sales charge.  The maximum offering price for Class B and Class
C shares is the net asset value per share, without considering the effect of contingent deferred sales charges.  The Class A dividend yield may also be quoted without deducting the maximum initial sales charge.

      |_| Tax-Equivalent Yield.  The "tax-equivalent yield" of a class of shares is the equivalent yield that would have to be earned on a taxable investment to achieve the after-tax results represented by the Fund's tax-equivalent yield.  It adjusts the Fund's standardized yield, as calculated above, by a stated Federal tax rate.  Using different tax rates to show different tax equivalent yields shows investors in different tax brackets the tax equivalent yield of the Fund based on their own tax bracket.

      The tax-equivalent yield is based on a thirty (30) day period, and is computed by dividing the tax-exempt portion of the Fund's current yield (as calculated above) by one minus a stated income tax rate.  The result is added to the portion (if any) of the Fund's current yield that is not tax-exempt.

      The tax-equivalent yield may be used to compare the tax effects of income derived from the Fund with income from taxable investments at the tax rates stated.  Your tax bracket is determined by your Federal and state taxable income (the net amount subject to Federal and state income tax after deductions and exemptions).  The tax-equivalent yield table assumes that the investor is taxed at the highest bracket, regardless of whether a switch to non-taxable investments would cause a lower bracket to apply.

---------------------------------------------------------------------------------

             The Fund's Yields for the 30-Day Periods Ended 7/31/04
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
                                                           Tax-Equivalent Yield
                 Dividend Yield      Standardized Yield      (39.14% Combined
                                                            Federal/New Jersey
Class of                                                       Tax Bracket)
Shares
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
             Without       After    Without    After        Without   After
             Sales         Sales    Sales      Sales         Sales    Sales
               Charge     Charge      Charge     Charge     Charge      Charge
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class A        6.15%       5.85%      6.32%      6.02%      10.39%      9.89%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class B        5.27%        N/A       5.56%       N/A        9.13%       N/A
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class C        5.26%        N/A       5.54%       N/A        9.10%       N/A
---------------------------------------------------------------------------------

      |X| Total Return Information.  There are different types of "total returns" to measure the Fund's performance.  Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period.  Because of differences in expenses for each class of shares, the total returns for each class are separately measured.  The cumulative total return measures the change in value over the entire period (for example, ten (10) years).  An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period.
However, average annual total returns do not show actual year-by-year performance.  The Fund uses standardized calculations for its total returns as prescribed by the SEC.  The methodology is discussed below.

      In calculating total returns for Class A shares, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown without sales charge, as described below).  For Class B shares, payment of the applicable contingent deferred sales charge is applied, depending on the period for which the return is shown: 5.0% in the first year, 4.0% in the second year, 3.0% in the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter.  For Class C shares, the 1% contingent deferred sales charge is deducted for returns for the one (1) year period.

      |_| Average Annual Total Return.  The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years.  It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below)
held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV"
in the formula) of that investment, according to the following formula:

---------------------------------------------------------------------------------
                                [OBJECT OMITTED]
---------------------------------------------------------------------------------
            |_| Average Annual Total Return (After Taxes on Distributions). The
"average annual total return (after taxes on distributions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes (calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an ending value ("ATVD" in the formula)
of that investment, after taking into account the effect of taxes on Fund distributions, but not on the redemption of Fund shares, according to the following formula:

ATVD        - 1=  Average Annual Total Return (After Taxes on
----
1/n         Distributions)
  P

            |_| Average Annual Total Return (After Taxes on Distributions and
Redemptions).  The "average annual total return (after taxes on distributions and redemptions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes (calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period and the effect of capital gains taxes or capital loss tax benefits (each calculated using the highest federal individual capital gains tax rate in effect on the redemption date) resulting from the redemption of the shares at the end of the period. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n"
in the formula) to achieve an ending value ("ATVDR" in the formula) of that investment, after taking into account the effect of taxes on fund distributions and on the redemption of Fund shares, according to the following formula:

ATVDR       - 1=  Average Annual Total Return (After Taxes on
-----
1/n         Distributions and Redemptions)
  P

      |_| Cumulative Total Return.  The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years.  Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis.  Cumulative total return is determined as follows:

---------------------------------------------------------------------------------
                                [OBJECT OMITTED]
---------------------------------------------------------------------------------
      |_| Total Returns at Net Asset Value.  From time to time the Fund may also quote a cumulative or an average annual total return "at net asset value"
(without deducting sales charges) for Class A, Class B or Class C shares.  Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares
(without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

---------------------------------------------------------------------------------
             The Fund's Total Returns for the Periods Ended 7/31/04
---------------------------------------------------------------------------------
          -----------------------------------------------------------------------
          Cumulative Total              Average Annual Total Returns
             Returns (10
          years or life of
               class)
Class of
 Shares
---------------------------------------------------------------------------------
          -----------------------------------------------------------------------
                                                                    10-Year
                                 1-Year            5-Year         (or life of
                                                                     class)
---------------------------------------------------------------------------------
          -----------------------------------------------------------------------
          After    Without  After    Without  After    Without  After   Without
          Sales    Sales    Sales    Sales    Sales    Sales    Sales   Sales
           Charge   Charge   Charge   Charge   Charge   Charge  Charge   Charge
---------------------------------------------------------------------------------
          -----------------------------------------------------------------------
Class A   59.64%1  67.60%1   3.47%    8.63%    3.59%    4.61%   4.79%1   5.30%1
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class B   60.44%2  60.44%2   2.92%    7.92%    3.53%    3.86%   4.84%2   4.84%2
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class C   47.33%3  47.33%3   6.91%    7.91%    2.84%    3.84%   4.44%3   4.44%3
---------------------------------------------------------------------------------
1  Inception of Class A shares:  3/1/94
2  Inception of Class B shares:  3/1/94
3  Inception of Class C shares:  8/29/95

---------------------------------------------------------------------------------
         Average Annual Total Returns for Class A1 Shares (After Taxes)
                         For the Periods Ended 7/31/04
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
                                      1-Year         5-Year         10-Year
                                                                  (or life of
                                                                     class)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
After Taxes on Distributions          3.47%          3.59%           4.76%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
After Taxes on Distributions and      4.37%          3.81%           4.84%
Redemption of Fund Shares
---------------------------------------------------------------------------------
   1. Inception date of Class A shares: 3/1/94

Other Performance Comparisons.  The Fund compares its performance annually to that of an appropriate broadly based market index in its Annual Report to shareholders.  You can obtain that information by contacting the Transfer Agent at the addresses or telephone numbers shown on the cover of this Statement of
Additional Information.  The Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities.  Examples of these performance comparisons are set forth below.

      |_| Lipper Rankings.  From time to time the Fund may publish the ranking of the performance of its classes of shares by Lipper, Inc. ("Lipper").  Lipper is a widely-recognized independent mutual fund monitoring service.  Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods based on categories relating to investment objectives.  The performance of the Fund is ranked by Lipper against all other bond funds, other than money market funds, and other municipal bond funds.  The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration.  Lipper also publishes
"peer-group" indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.

      |_|  Morningstar Ratings.  From time to time the Fund may publish the star rating of the performance of its classes of shares by Morningstar, Inc., an independent mutual fund monitoring service.  Morningstar rates and ranks mutual funds in their specialized market sector.  The Fund is rated among the
Municipal Single State Long category.

      Morningstar proprietary star ratings reflect historical risk-adjusted total investment return. For each fund with at least a three-year history,
Morningstar calculates a Morningstar Rating(TM)based on a Morningstar
Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent
performance.   The top 10% of funds in each category receive 5 stars, the next
22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star.  (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar
Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-and ten-year (if applicable) Morningstar
Rating metrics.

      |_|  Performance Rankings and Comparisons by Other Entities and
Publications.  From time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, the Wall Street Journal,
Barron's, or similar publications.  That information may include performance quotations from other sources, including Lipper and Morningstar.  The performance of the Fund's Class A, Class B or Class C shares may be compared in publications to the performance of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

      Investors may also wish to compare the Fund's Class A, Class B or Class C returns to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills.
However, the Fund's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return.
Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. government.

      From time to time, the Fund may publish rankings or ratings of the
Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the
Oppenheimer funds themselves.  Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services.  They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

      From time to time the Fund may include in its advertisements and sales literature the total return performance of a hypothetical investment account that includes shares of the fund and other Oppenheimer funds. The combined account may be part of an illustration of an asset allocation model or similar presentation. The account performance may combine total return performance of the fund and the total return performance of other Oppenheimer funds included in the account. Additionally, from time to time, the Fund's advertisements and sales literature may include, for illustrative or comparative purposes, statistical data or other information about general or specific market and economic conditions. That may include, for example,

o     information about the performance of certain securities or commodities markets or segments of those markets,
o     information about the performance of the economies of particular countries or regions,
o     the earnings of companies included in segments of particular industries, sectors, securities markets, countries or regions,
o     the availability of different types of securities or offerings of securities,
o     information relating to the gross national or gross domestic product of the United States or other countries or regions,
o     comparisons of various market sectors or indices to demonstrate performance, risk, or other characteristics of the Fund.

ABOUT your account

How to Buy Shares

Additional information is presented below about the methods that can be used to buy shares of the Fund. Appendix C contains more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

When you purchase shares of the Fund, your ownership interest in the shares of the Fund will be recorded as a book entry on the records of the Fund. The Fund will nor issue or re-register physical share certificates.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $50 and shareholders must invest at least $500 before an Asset
                ---
Builder Plan (described below) can be established on a new account. Accounts established prior to November 1, 2002 will remain at $25 for additional purchases. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House ("ACH") transfer to buy the shares. Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of The New York Stock
Exchange ("the Exchange"). The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund three days after the transfers are initiated. If the proceeds of the ACH transfer are not received on a timely basis, the Distributor reserves the right to cancel the purchase order. The
Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in Appendix C to this Statement of Additional Information because the Distributor or dealer or broker incurs little or no selling expenses.

|X|   Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together:
o     Class A and Class B shares you purchase for your individual accounts
            (including IRAs and 403(b) plans), or for your joint accounts, or for trust or custodial accounts on behalf of your children who are minors, and
o     Current purchases of Class A and Class B shares of the Fund and other
            Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares, and
o     Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the
            Oppenheimer funds.

      A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts. The Distributor will add the value, at current offering price, of the shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The reduced sales charge will apply only to current purchases. You must request it when you buy shares.

|X|   The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor and currently include the following:

Oppenheimer AMT-Free Municipals           Oppenheimer Limited-Term Government Fund
Oppenheimer AMT-Free New York Municipals  Oppenheimer Limited Term Municipal Fund
Oppenheimer Balanced Fund                 Oppenheimer Main Street Fund
Oppenheimer Bond Fund                     Oppenheimer Main Street Opportunity Fund
Oppenheimer California Municipal Fund     Oppenheimer Main Street Small Cap Fund
Oppenheimer Capital Appreciation Fund     Oppenheimer MidCap Fund
Oppenheimer Capital Income Fund           Oppenheimer New Jersey Municipal Fund
Oppenheimer Capital Preservation Fund     Oppenheimer Pennsylvania Municipal Fund
                                          Oppenheimer   Principal  Protected  Main
Oppenheimer Champion Income Fund          Street Fund
                                          Oppenheimer   Principal  Protected  Main
Oppenheimer Convertible Securities Fund   Street Fund II
Oppenheimer Developing Markets Fund       Oppenheimer Quest Balanced Fund
                                          Oppenheimer  Quest  Capital  Value Fund,
Oppenheimer Disciplined Allocation Fund   Inc.
                                          Oppenheimer  Quest  International  Value
Oppenheimer Discovery Fund                Fund, Inc.
Oppenheimer Emerging Growth Fund          Oppenheimer Quest Opportunity Value Fund
Oppenheimer Emerging Technologies Fund    Oppenheimer Quest Value Fund, Inc.
Oppenheimer Enterprise Fund               Oppenheimer Real Asset Fund
Oppenheimer Equity Fund, Inc.             Oppenheimer Real Estate Fund
                                          Oppenheimer      Rochester      National
Oppenheimer Global Fund                   Municipals
Oppenheimer Global Opportunities Fund     Oppenheimer Select Value Fund
Oppenheimer Gold & Special Minerals Fund  Oppenheimer Senior Floating Rate Fund
Oppenheimer Growth Fund                   Oppenheimer Small Cap Value Fund
Oppenheimer High Yield Fund               Oppenheimer Strategic Income Fund
Oppenheimer International Bond Fund       Oppenheimer Total Return Bond Fund
Oppenheimer International Growth Fund     Oppenheimer U.S. Government Trust
Oppenheimer  International  Small Company
Fund                                      Oppenheimer Value Fund
Oppenheimer International Value Fund      Limited-Term New York Municipal Fund
Oppenheimer   Limited   Term   California
Municipal Fund                            Rochester Fund Municipals

And the following money market funds:

Oppenheimer Cash Reserves                 Centennial Government Trust
Oppenheimer Money Market Fund, Inc.       Centennial Money Market Trust
Centennial America Fund, L. P.            Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust    Centennial Tax Exempt Trust

      There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds described above except the money market funds.
Under certain circumstances described in this Statement of Additional
Information, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

Letters of Intent. Under a Letter of Intent, if you purchase Class A shares or
Class A and Class B shares of the Fund and other Oppenheimer funds during a
13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. You can include purchases made up to 90 days before the date of the Letter. Letters of Intent do not consider Class C shares you purchase or may have purchased.

      A Letter of Intent is an investor's statement in writing to the
Distributor of the intention to purchase Class A shares or Class A and Class B shares of the Fund (and other Oppenheimer funds) during a 13-month period (the
"Letter of Intent period"). At the investor's request, this may include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter.

      A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the Letter will be made at the offering price
(including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

      In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor's purchases of shares within the Letter of
Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases. That amount is described in "Terms of Escrow," below (those terms may be amended by the Distributor from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the
Terms of Escrow. Also, the investor agrees to be bound by the terms of the
Prospectus, this Statement of Additional Information and the application used for a Letter of Intent. If those terms are amended, as they may be from time to time by the Fund, the investor agrees to be bound by the amended terms and that those amendments will apply automatically to existing Letters of Intent.

      If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the concessions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases. If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the Prospectus, the sales charges paid will be adjusted to the lower rate. That adjustment will be made only if and when the dealer returns to the Distributor the excess of the amount of concessions allowed or paid to the dealer over the amount of concessions that apply to the actual amount of purchases. The excess concessions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

      In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

      |X|   Terms of Escrow That Apply to Letters of Intent.

      1.  Out of the initial purchase (or subsequent purchases if necessary)
made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the
Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

      2.  If the total minimum investment specified under the Letter is completed within the 13-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

      3.  If, at the end of the 13-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. That sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If the difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

      4.  By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

      5. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include:
(a)   Class A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge,
(b)   Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and
(c)   Class A or Class B shares acquired by exchange of either (1) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or (2) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

      6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares" and the escrow will be transferred to that other fund.

Asset Builder Plans. As explained in the Prospectus, you must initially establish your account with $500. Subsequently, you can establish an Asset
Builder Plan to automatically purchase additional shares directly from a bank account for as little as $50. For those accounts established prior to November
1, 2002 and which have previously established Asset Builder Plans, additional purchases will remain at $25. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in the Prospectus. Asset Builder Plans are available only if your bank is an ACH member. Asset Builder Plans may not be used to buy shares for OppenheimerFunds employer-sponsored qualified retirement accounts.
Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use their fund account to make monthly automatic purchases of shares of up to four other Oppenheimer funds.

      If you make payments from your bank account to purchase shares of the
Fund, your bank account will be debited automatically. Normally the debit will be made two business days prior to the investment dates you selected on your application. Neither the Distributor, the Transfer Agent or the Fund shall be responsible for any delays in purchasing shares that result from delays in ACH transmissions.

      Before you establish Asset Builder payments, you should obtain a prospectus of the selected fund(s) from your financial advisor (or the
Distributor) and request an application from the Distributor. Complete the application and return it. You may change the amount of your Asset Builder payment or you can terminate these automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period
(approximately 10 days) after receipt of your instructions to implement them.
The Fund reserves the right to amend, suspend or discontinue offering Asset
Builder plans at any time without prior notice.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid)
causes a loss to be incurred when the net asset values of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the
Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the
Fund or the Distributor may seek other redress.

Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to
Class B or Class C shares and the dividends payable on Class B or Class C shares will be reduced by incremental expenses borne solely by that class.
Those expenses include the asset-based sales charges to which Class B and Class
C are subject.

      The availability of different classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class A shares normally are sold subject to an initial sales charge. While Class B and
Class C shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B and Class C shares is the same as that of the initial sales charge on Class A shares - to compensate the
Distributor and brokers, dealers and financial institutions that sell shares of the Fund. A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares rather than another.

The Distributor will not accept a purchase order of $100,000 or more for Class
B shares or a purchase order of $1 million or more to purchase Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts).

      |X|   Class B Conversion. Under current interpretations of applicable federal income tax law by the Internal Revenue Service, the conversion of Class
B shares to Class A shares 72 months after purchase is not treated as a taxable event for the shareholder. If those laws or the IRS interpretation of those laws should change, the automatic conversion feature may be suspended. In that event, no further conversions of Class B shares would occur while that suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the shareholder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

      |X|   Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset values of shares, and therefore are indirectly borne by shareholders through their investment.

      The methodology for calculating the net asset value, dividends and distributions of the Fund's share classes recognizes two types of expenses.
General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the Fund's total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class. Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, Prospectuses, Statements of
Additional Information and other materials for current shareholders, fees to unaffiliated Trustees, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

      Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and  service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses and shareholder meeting expenses
(to the extent that such expenses pertain only to a specific class).

Fund Account Fees. As stated in the Prospectus, a $12 annual "Minimum Balance
Fee" is assessed on each Fund account with a share balance valued under $500.
The Minimum Balance Fee is automatically deducted from each such Fund account on or about the second to last business day of September.

   Listed below are certain cases in which the Fund has elected, in its discretion, not to assess the Fund Account Fees.  These exceptions are subject to change:
o     A fund account whose shares were acquired after September 30th of the prior year;
o     A fund account that has a balance below $500 due to the automatic conversion of shares from Class B to Class A shares. However, once all
      Class B shares held in the account have been converted to Class A shares the new account balance may become subject to the Minimum Balance Fee;
o     Accounts of shareholders who elect to access their account documents electronically via eDoc Direct;
o     A fund account that has only certificated shares and, has a balance below
      $500 and is being escheated;
o     Accounts of shareholders that are held by broker-dealers under the NSCC
      Fund/SERV system;
o     Accounts held under the Oppenheimer Legacy Program and/or holding certain
      Oppenheimer Variable Account Funds;
o     Omnibus accounts holding shares pursuant to the Pinnacle, Ascender,
      Custom Plus, Recordkeeper Pro and Pension Alliance Retirement Plan
      programs; and
o     A fund account that falls below the $500 minimum solely due to market fluctuations within the 12-month period preceding the date the fee is deducted.

To access account documents electronically via eDocs Direct, please visit the
Service Center on our website at www.oppenheimerfunds.com or call
                                 ------------------------
1.888.470.0862 for instructions.

o     The Fund reserves the authority to modify Fund Account Fees in its discretion.

Determination of Net Asset Values Per Share. The net asset values per share of each class of shares of the Fund are determined as of the close of business of the Exchange on each day that the Exchange is open. The calculation is done by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Exchange normally closes at 4:00 P.M., Eastern time, but may close earlier on some other days
(for example, in case of weather emergencies or on days falling before a U.S.
holiday).  All references to time in this Statement of Additional Information mean "Eastern time." The Exchange's most recent annual announcement regarding holidays and days when the market may close early is available on the
Exchange's website at www.nyse.com.

      Dealers other than Exchange members may conduct trading in municipal securities on days on which the Exchange is closed (including weekends and holidays) or after 4:00 P.M. on a regular business day. Because the Fund's net asset values will not be calculated on those days, the Fund's net asset values per share may be significantly affected on such days when shareholders may not purchase or redeem shares.

      |X|   Securities Valuation. The Fund's Board of Trustees has established procedures for the valuation of the Fund's securities. In general those procedures are as follows:

o     Long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of
Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.
o     The following securities are valued at the mean between the "bid" and
"asked" prices determined by a pricing service approved by the Fund's Board of
Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry:
(1)   debt instruments that have a maturity of more than 397 days when issued,
(2)   debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and
(3)   non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.
o     The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts:
(1)   money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less, and
(2)   debt instruments held by a money market fund that have a remaining maturity of 397 days or less.
Securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and "asked"
prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available).

      In the case of municipal securities, when last sale information is not generally available, the Manager may use pricing services approved by the Board of Trustees. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield and maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

      Puts, calls, futures and municipal bond index futures are valued at the last sale price on the principal exchange on which they are traded or on
Nasdaq(R), as applicable, as determined by a pricing service approved by the Board of Trustees or by the Manager. If there were no sales that day, they shall be valued at the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "asked" prices on the principal exchange or on
Nasdaq on the valuation date. If not, the value shall be the closing bid price on the principal exchange or on Nasdaq on the valuation date. If the put, call or future is not traded on an exchange or on Nasdaq, it shall be valued by the mean between "bid" and "asked" prices obtained by the Manager from two active market makers. In certain cases that may be at the "bid" price if no "asked"
price is available.

      When the Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset. An equivalent credit is included in the liability section. The credit is adjusted
("marked-to-market") to reflect the current market value of the option.  In determining the Fund's gain on investments, if a call or put written by the
Fund is exercised, the proceeds are increased by the premium received.  If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium.  If the Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction.  If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.

How to Sell Shares

The information below supplements the terms and conditions for redeeming shares set forth in the Prospectus.

Checkwriting. When a check is presented to United Missouri Bank (the "Bank")
for clearance, the Bank will ask the Fund to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. This enables the shareholder to continue receiving dividends on those shares until the check is presented to the Fund. Checks may not be presented for payment at the offices of the Bank or the Fund's custodian. This limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks. The Fund reserves the right to amend, suspend or discontinue offering checkwriting privileges at any time.  The Fund will provide you notice whenever it is required to do so by applicable law.

      In choosing to take advantage of the Checkwriting privilege, by signing the account application or by completing a Checkwriting card, each individual who signs:
(1)   for individual accounts, represents that they are the registered owner(s)
           of the shares of the Fund in that account;
(2)   for accounts for corporations, partnerships, trusts and other entities, represents that they are an officer, general partner, trustee or other fiduciary or agent, as applicable, duly authorized to act on behalf of the registered owner(s);
(3)   authorizes the Fund, its Transfer Agent and any bank through which the
           Fund's drafts (checks) are payable to pay all checks drawn on the
           Fund account of such person(s) and to redeem a sufficient amount of shares from that account to cover payment of each check;
(4)   specifically acknowledges that if they choose to permit checks to be honored if there is a single signature on checks drawn against joint accounts, or accounts for corporations, partnerships, trusts or other entities, the signature of any one signatory on a check will be sufficient to authorize payment of that check and redemption from the account, even if that account is registered in the names of more than one person or more than one authorized signature appears on the
           Checkwriting card or the application, as applicable;
(5)   understands that the Checkwriting privilege may be terminated or amended at any time by the Fund and/or the Fund's bank; and
(6)   acknowledges and agrees that neither the Fund nor its bank shall incur any liability for that amendment or termination of checkwriting privileges or for redeeming shares to pay checks reasonably believed by them to be genuine, or for returning or not paying checks that have not been accepted for any reason.

Sending Redemption Proceeds by Federal Funds Wire. The Federal Funds wire of redemption proceeds may be delayed if the Fund's custodian bank is not open for business on a day when the Fund would normally authorize the wire to be made, which is usually the Fund's next regular business day following the redemption.
In those circumstances, the wire will not be transmitted until the next bank business day on which the Fund is open for business. No dividends will be paid on the proceeds of redeemed shares awaiting transfer by Federal Funds wire.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of:
o     Class A shares purchased subject to an initial sales charge or Class A shares on which a contingent deferred sales charge was paid, or
o     Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.

      The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below. Reinvestment will be at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Transfer Agent for that privilege at the time of reinvestment. This privilege does not apply to Class C shares. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

      Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of
Fund shares on which a sales charge was paid are reinvested in shares of the
Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds.

Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, under certain circumstances, the Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of liquid securities from the portfolio of the Fund, in lieu of cash.

      The Fund has elected to be governed by Rule 18f-1 under the Investment
Company Act. Under that rule, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Values Per Share." That valuation will be made as of the time the redemption price is determined.

Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $200 or such lesser amount as the
Board may fix. The Board of Trustees will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations. If the Board exercises this right, it may also fix the requirements for any notice to be given to the shareholders in question (not less than 30 days). The Board may alternatively set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Transfers of Shares. A transfer of shares to a different registration is not an event that triggers the payment of sales charges. Therefore, shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When shares subject to a contingent deferred sales charge are transferred, the transferred shares will remain subject to the contingent deferred sales charge. It will be calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder.

      If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the
Prospectus under "How to Buy Shares" for the imposition of the Class B or Class
C contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The
Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives an order placed by the dealer or broker. However, if the Distributor receives a repurchase order from a dealer or broker after the close of the
Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the Exchange closes. Normally, the Exchange closes at 4:00 P.M., but may do so earlier on some days. Additionally, the order must have been transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.).

      Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form. The signature(s) of the registered owners on the redemption documents must be guaranteed as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares
(having a value of at least $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record. Payments must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days. Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

      Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal
Plan payments transferred to the bank account designated on the account application or by signature-guaranteed instructions sent to the Transfer Agent.
Shares are normally redeemed pursuant to an Automatic Withdrawal Plan three business days before the payment transmittal date you select in the account application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly.

      The Fund cannot guarantee receipt of a payment on the date requested. The
Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. Because of the sales charge assessed on Class
A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B and Class C shareholders should not establish automatic withdrawal plans, because of the potential imposition of the contingent deferred sales charge on such withdrawals (except where the contingent deferred sales charge is waived as described in Appendix C to this Statement of Additional Information).

      By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans, as stated below.
These provisions may be amended from time to time by the Fund and/or the
Distributor. When adopted, any amendments will automatically apply to existing
Plans.

      |X|   Automatic Exchange Plans. Shareholders can authorize the Transfer
Agent to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $50.
Instructions should be provided on the OppenheimerFunds Application or signature-guaranteed instructions. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange
Shares" in the Prospectus and below in this Statement of Additional
Information.

      |X|   Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under these plans should not be considered as a yield or income on your investment.

      The Transfer Agent will administer the investor's Automatic Withdrawal
Plan as agent for the shareholder(s) (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. Neither the Fund nor the Transfer Agent shall incur any liability to the Planholder for any action taken or not taken by the Transfer Agent in good faith to administer the
Plan. Share certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer
Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

      For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

      Shares will be redeemed to make withdrawal payments at the net asset value per share determined on the redemption date. Checks or AccountLink payments representing the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment, according to the choice specified in writing by the Planholder.
Receipt of payment on the date selected cannot be guaranteed.

      The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The
Planholder should allow at least two weeks' time after mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the Plan. That notice must be in proper form in accordance with the requirements of the then-current Prospectus of the Fund.
In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect and will mail a check for the proceeds to the Planholder.

      The Planholder may terminate a Plan at any time by writing to the
Transfer Agent. The Fund may also give directions to the Transfer Agent to terminate a Plan. The Transfer Agent will also terminate a Plan upon its receipt of evidence satisfactory to it that the Planholder has died or is legally incapacitated. Upon termination of a Plan by the Transfer Agent or the
Fund, shares that have not been redeemed will be held in uncertificated form in the name of the Planholder. The account will continue as a
dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his or her executor or guardian, or another authorized person.

      If the Transfer Agent ceases to act as transfer agent for the Fund, the
Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How to Exchange Shares

As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. You can obtain a current list showing which funds offer which classes of shares by calling the Distributor.

o     All of the Oppenheimer funds currently offer Class A, B, C, N and Y shares with the following exceptions:

      The following funds only offer Class A shares:
      Centennial America Fund, L.P.         Centennial New York Tax Exempt
                                            Trust
      Centennial California Tax Exempt      Centennial Tax Exempt Trust
      Trust
      Centennial Government Trust           Oppenheimer Money Market Fund, Inc.
      Centennial Money Market Trust

      The following funds do not offer Class N shares:
      Oppenheimer AMT-Free Municipals           Oppenheimer Pennsylvania
                                                Municipal Fund
      Oppenheimer AMT-Free New York             Oppenheimer Rochester National
      Municipals                                Municipals
      Oppenheimer California Municipal Fund     Limited Term New York Municipal
                                                Fund
      Oppenheimer Limited Term Municipal        Oppenheimer Senior Floating Rate
      Fund                                      Fund
      Oppenheimer New Jersey Municipal Fund     Rochester Fund Municipals
      Oppenheimer Principal Protected Main      Oppenheimer Limited Term
      Street Fund II                            California Municipal Fund
      Oppenheimer International Value Fund

      The following funds do not offer Class Y shares:
      Oppenheimer AMT-Free Municipals        Oppenheimer Balanced Fund
      Oppenheimer AMT-Free New York          Oppenheimer New Jersey Municipal Fund
      Municipals
      Oppenheimer California Municipal Fund  Oppenheimer Pennsylvania Municipal Fund
      Oppenheimer Capital Income Fund        Oppenheimer Principal Protected Main
                                             Street Fund
      Oppenheimer Champion Income Fund       Oppenheimer Principal Protected Main
                                             Street Fund II
      Oppenheimer Convertible Securities     Oppenheimer Quest Capital Value Fund,
      Fund                                   Inc.
      Oppenheimer Disciplined Allocation     Oppenheimer Quest International Value
      Fund                                   Fund, Inc.
      Oppenheimer Developing Markets Fund    Oppenheimer Rochester National
                                             Municipals
      Oppenheimer Gold & Special Minerals    Oppenheimer Senior Floating Rate Fund
      Fund
      Oppenheimer International Bond Fund    Oppenheimer Small Cap Value Fund
      Oppenheimer International Growth Fund  Oppenheimer Total Return Bond Fund
      Oppenheimer International Small        Limited Term New York Municipal Fund
      Company Fund
      Oppenheimer Limited Term Municipal
      Fund

o     Class Y shares of Oppenheimer Real Asset Fund may not be exchanged for shares of any other fund.
o     Class B, Class C and Class N shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds-sponsored 401(k)
      plans.
o     Class M shares of Oppenheimer Convertible Securities Fund may be exchanged only for Class A shares of other Oppenheimer funds. They may not be acquired by exchange of shares of any class of any other
      Oppenheimer funds except Class A shares of Oppenheimer Money Market Fund or Oppenheimer Cash Reserves acquired by exchange of Class M shares.
o     Shares of Oppenheimer Capital Preservation Fund may not be exchanged for shares of Oppenheimer Money Market Fund, Inc., Oppenheimer Cash Reserves
      or Oppenheimer Limited-Term Government Fund.  Only participants in certain retirement plans may purchase shares of Oppenheimer Capital
      Preservation Fund, and only those participants may exchange shares of other Oppenheimer funds for shares of Oppenheimer Capital Preservation
      Fund.
o     Class A shares of Oppenheimer Senior Floating Rate Fund are not available by exchange of shares of Oppenheimer Money Market Fund or Class A shares of Oppenheimer Cash Reserves.
o     Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any money market fund offered by the Distributor. Shares of any money market fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge. They may also be used to purchase shares of
      Oppenheimer funds subject to an early withdrawal charge or contingent deferred sales charge.
o     Shares of the Fund acquired by reinvestment of dividends or distributions from any of the other Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds.
o     Shares of Oppenheimer Principal Protected Main Street Fund may be
      exchanged at net asset value for shares of any of the Oppenheimer funds.
      However, shareholders are not permitted to exchange shares of other
      Oppenheimer funds for shares of Oppenheimer Principal Protected Main
      Street Fund until after the expiration of the warranty period (8/5/2010).
o     Shares of Oppenheimer Principal Protected Main Street Fund II may be
      exchanged at net asset value for shares of any of the Oppenheimer funds.
      However, shareholders are not permitted to exchange shares of other
      Oppenheimer funds for shares of Oppenheimer Principal Protected Main
      Street Fund II until after the expiration of the warranty period
      (2/4/2011).

      The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund may impose these changes at any time, it will provide you with notice of those changes whenever it is required to do so by applicable law. It may be required to provide 60 days' notice prior to materially amending or terminating the exchange privilege. That 60 day notice is not required in extraordinary circumstances.

      |X|   How Exchanges Affect Contingent Deferred Sales Charges. No
contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge, with the following exceptions:

o     When Class A shares of any Oppenheimer fund (other than Rochester
National Municipals and Rochester Fund Municipals) acquired by exchange of
Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months measured from the beginning of the calendar month of the initial purchase of the exchanged
Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

o     When Class A shares of Rochester National Municipals and Rochester Fund
Municipals acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within 24 months of the beginning of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

o     If any Class A shares of another Oppenheimer fund that are exchanged for
Class A shares of Oppenheimer Senior Floating Rate Fund are subject to the
Class A contingent deferred sales charge of the other Oppenheimer fund at the time of exchange, the holding period for that Class A contingent deferred sales charge will carry over to the Class A shares of Oppenheimer Senior Floating
Rate Fund acquired in the exchange. The Class A shares of Oppenheimer Senior
Floating Rate Fund acquired in that exchange will be subject to the Class A
Early Withdrawal Charge of Oppenheimer Senior Floating Rate Fund if they are repurchased before the expiration of the holding period.

o     When Class A shares of Oppenheimer Cash Reserves and Oppenheimer Money
Market Fund, Inc. acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within the Class A holding period of the fund from which the shares were exchanged, the Class A contingent deferred sales charge of the fund from which the shares were exchanged is imposed on the redeemed shares.

o     With respect to Class B shares (other than  Limited-Term Government Fund,
Limited Term Municipal Fund, Limited Term New York Municipal Fund, Oppenheimer
Capital Preservation Fund and Oppenheimer Senior Floating Rate Fund), the Class
B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within six years of the initial purchase of the exchanged Class B shares.

o     With respect to Class B shares of Limited-Term Government Fund, Limited
Term Municipal Fund, Limited Term New York Municipal Fund, Oppenheimer Capital
Preservation Fund and Oppenheimer Senior Floating Rate Fund, the Class B
contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within 5 years of the initial purchase of the exchanged Class B shares.

o     With respect to Class C shares, the Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

o     When Class B or Class C shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B or Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should take into account how the exchange may affect any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares.

      Shareholders owning shares of more than one class must specify which class of shares they wish to exchange.

      |X|   Limits on Multiple Exchange Orders. The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege.

      |X|   Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investors must obtain a prospectus of that fund before the exchange request may be submitted. If all telephone lines are busy
(which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

      |X|   Processing Exchange Requests. Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it. For example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request.

      When you exchange some or all of your shares from one fund to another, any special account feature such as an Asset Builder Plan or Automatic
Withdrawal Plan will be switched to the new fund account unless you tell the
Transfer Agent not to do so. However, special redemption and exchange features such as Automatic Exchange Plans and Automatic Withdrawal Plans cannot be switched to an account in Oppenheimer Senior Floating Rate Fund.

      In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this
Statement of Additional Information, or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

      The different Oppenheimer funds available for exchange have different investment objectives, policies and risks. A shareholder should assure that the fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases.
The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. Dividends will be payable on shares held of record at the time of the previous determination of net asset value, or as otherwise described in "How to Buy Shares."  Daily dividends will not be declared or paid on newly purchased shares until such time as Federal Funds (funds credited to a member bank's account at the Federal Reserve Bank) are available from the purchase payment for such shares. Normally, purchase checks received from investors are converted to Federal Funds on the next business day. Shares purchased through dealers or brokers normally are paid for by the third business day following the placement of the purchase order.

      Shares redeemed through the regular redemption procedure will be paid dividends through and including the day on which the redemption request is received by the Transfer Agent in proper form. Dividends will be declared on shares repurchased by a dealer or broker for three business days following the trade date (that is, up to and including the day prior to settlement of the repurchase). If all shares in an account are redeemed, all dividends accrued on shares of the same class in the account will be paid together with the redemption proceeds.

      The Fund's practice of attempting to pay dividends on Class A shares at a constant level requires the Manager to monitor the Fund's portfolio and, if necessary, to select higher-yielding securities when it is deemed appropriate to seek income at the level needed to meet the target. Those securities must be within the Fund's investment parameters, however. The Fund expects to pay dividends at a targeted level from its net investment income and other distributable income without any impact on the net asset values per share.

      Dividends, distributions and proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc.
Reinvestment will be made as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

      The amount of a distribution paid on a class of shares may vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class.
Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends on Class B and Class C shares are expected to be lower than dividends on Class A shares. That is due to the effect of the asset-based sales charge on Class B and Class C shares. Those dividends will also differ in amount as a consequence of any difference in net asset value among the different classes of shares.

Tax Status of the Fund's Dividends, Distributions and Redemptions of Shares.
The federal tax treatment of the Fund's distributions is briefly highlighted in the Prospectus. The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders.

      The tax discussion in the Prospectus and this Statement of Additional
Information is based on tax law in effect on the date of the Prospectus and this Statement of Additional Information. Those laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect. State and local tax treatment of exempt-interest dividends and potential capital gain distributions from regulated investment companies may differ from the treatment under the Internal Revenue Code described below.
Potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances as well as the consequences of federal, state and local tax rules affecting an investment in the Fund.

      |X|   Qualification  as  a  Regulated  Investment  Company.  The  Fund  has
elected to be taxed as a regulated  investment  company under Subchapter M of the
Internal  Revenue Code of 1986, as amended.  As a regulated  investment  company, the  Fund  is not  subject  to  federal  income  tax on the  portion  of its  net investment  income  (that is,  taxable  interest,  dividends,  and other  taxable ordinary  income,  net of  expenses)  and capital  gain net income  (that is, the excess of net long-term  capital gains over net short-term  capital  losses) that it distributes to shareholders.

      If the Fund qualifies as a "regulated investment company" under the
Internal Revenue Code, it will not be liable for federal income tax on amounts it pays as dividends and other distributions. That qualification enables the
Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. The Fund qualified as a regulated investment company in its last fiscal year and intends to qualify in future years, but reserves the right not to qualify. The Internal Revenue Code contains a number of complex tests to determine whether the Fund qualifies. The Fund might not meet those tests in a particular year. If it does not qualify, the Fund will be treated for tax purposes as an ordinary corporation and will receive no tax deduction for payments of dividends and other distributions made to shareholders. In such an instance, all of the Fund's dividends would be taxable to shareholders.

      To qualify as a regulated investment company, the Fund must distribute at least 90% of its investment company taxable income (in brief, net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its net tax-exempt income for the taxable year. The
Fund must also satisfy certain other requirements of the Internal Revenue Code, some of which are described below.  Distributions by the Fund made during the taxable year or, under specified circumstances, within 12 months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the above-mentioned requirement.

      To qualify as a regulated investment company, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and certain other income.

      In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company.  Under that test, at the close of each quarter of the
Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and securities of other issuers. As to each of those issuers, the Fund must not have invested more than
5% of the value of the Fund's total assets in securities of each such issuer and the Fund must not hold more than 10% of the outstanding voting securities of each such issuer. No more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. For purposes of this test, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government are treated as U.S. government securities.

|X|   Excise Tax on Regulated Investment Companies. Under the Internal Revenue
Code, by December 31 each year, the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and
98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year. If it does not, the Fund must pay an excise tax on the amounts not distributed. It is presently anticipated that the Fund will meet those requirements. To meet this requirement, in certain circumstances the Fund might be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. However, the Board of Trustees and the Manager might determine in a particular year that it would be in the best interests of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

|X|   Taxation of Fund Distributions. The Fund intends to qualify under the
Internal Revenue Code during each fiscal year to pay "exempt-interest dividends" to its shareholders. To satisfy this qualification, at the end of each quarter of its taxable year, at least 50% of the value of the Fund's total assets consists of obligations as defined in Section 103(a) of the Internal
Revenue Code, as amended. Exempt-interest dividends that are derived from net investment income earned by the Fund on municipal securities will be excludable from gross income of shareholders for federal income tax purposes. To the extent the Fund fails to qualify to pay exempt-interest dividends in any given form, such dividends would be included in the gross income of shareholders for federal income tax purposes.

      Net investment income includes the allocation of amounts of income from the municipal securities in the Fund's portfolio that are free from federal income taxes. This allocation will be made by the use of one designated percentage applied uniformly to all income dividends paid during the Fund's tax year. That designation will normally be made following the end of each fiscal year as to income dividends paid in the prior year. The percentage of income designated as tax-exempt may substantially differ from the percentage of the
Fund's income that was tax-exempt for a given period.

      A portion of the exempt-interest dividends paid by the Fund may be an item of tax preference for shareholders subject to the federal alternative minimum tax. The amount of any dividends attributable to tax preference items for purposes of the alternative minimum tax will be identified when tax information is distributed by the Fund.

      A shareholder receiving a dividend from income earned by the Fund from one or more of the following sources must treat the dividend as ordinary income in the computation of the shareholder's gross income, regardless of whether the dividend is reinvested:
(1)   certain taxable temporary investments (such as certificates of deposit, repurchase agreements, commercial paper and obligations of the U.S.
          government, its agencies and instrumentalities);
(2)   income from securities loans;
(3)   income or gains from options or futures,
(4)   any net short-term capital gain; and
(5)   any market discount amortization on tax-exempt bonds.

      The Fund's dividends will not be eligible for the dividends-received deduction for corporations. Shareholders receiving Social Security or railroad retirement benefits should be aware that exempt-interest dividends are a factor in determining whether (and the extent to which) such benefits are subject to federal income tax. Losses realized by shareholders on the redemption of Fund shares within six months of purchase will be disallowed for federal income tax purposes to the extent of exempt-interest dividends received on such shares.

      To the extent that distributions paid by the Fund are derived from interest on New Jersey municipal securities and obligations of the U.S.
Treasury, those distributions will also be exempt from New Jersey individual income tax. Distributions from the Fund attributable to income from sources other than those will generally be subject to New Jersey individual income tax as ordinary income.

      The Fund may either retain or distribute to shareholders its net capital gain for each taxable year.  The Fund currently intends to distribute any such amounts.  If the net capital gain is distributed and designated as a capital gain distribution, it will be taxable to shareholders as a long-term capital gain and will be properly identified in reports sent to shareholders in January of each year. Such treatment will apply no matter how long the shareholder has held his or her shares or whether that gain was recognized by the Fund before the shareholder acquired his or her shares.

      If the Fund elects to retain its net capital gain, the Fund will be subject to tax on it at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, the Fund will provide to shareholders of record on the last day of its taxable year information regarding their pro rata share of the gain and tax paid. As a result, each shareholder will be required to report his or her pro rata share of such gain on their tax return as long-term capital gain, will receive a refundable tax credit for his/her pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his/her shares by an amount equal to the deemed distribution less the tax credit.

      Distributions by the Fund will be treated in the manner described above regardless of whether the distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund).  Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

      The Fund will be required in certain cases to withhold 28% of ordinary income dividends (not including "exempt-interest dividends"), capital gains distributions and the proceeds of the redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification
                                            -------
number or to properly certify that number when required, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that the shareholder is not subject to backup withholding or is an "exempt recipient"
(such as a corporation). All income and any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and is identified in reports mailed to shareholders in January of each year.

|X|   Tax Effects of Redemptions of Shares. If a shareholder redeems all or a portion of his/her shares, the shareholder will recognize a gain or loss on the redeemed shares in an amount equal to the difference between the proceeds of the redeemed shares and the shareholder's adjusted tax basis in the shares.
All or a portion of any loss recognized in that manner may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the redemption.

      In general, any gain or loss arising from the redemption of shares of the
Fund will be considered capital gain or loss, if the shares were held as a capital asset. It will be long-term capital gain or loss if the shares were held for more than one year.  However, any capital loss arising from the redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on those shares. Special holding period rules under the Internal Revenue Code apply in this case to determine the holding period of shares and there are limits on the deductibility of capital losses in any year.

|X|   Foreign  Shareholders.  Under U.S. tax law,  taxation of a shareholder  who is a  foreign  person  (to  include,  but not  limited  to, a  nonresident  alien individual,  a foreign  trust,  a foreign  estate,  a foreign  corporation,  or a foreign  partnership)  primarily  depends on whether the foreign  person's income from the  Fund is  effectively  connected  with the  conduct  of a U.S.  trade or
business.    Typically,   ordinary   income   dividends   paid   (not   including
exempt-interest  dividends  paid  by  the  Fund)  from  a  mutual  fund  are  not considered "effectively connected" income.

      Ordinary income dividends that are paid by the Fund (and are deemed not
"effectively connected income") to foreign persons will be subject to a U.S. tax withheld by the Fund at a rate of 30%, provided the Fund obtains a properly completed and signed Certificate of Foreign Status. The tax rate may be reduced if the foreign person's country of residence has a tax treaty with the U.S.
allowing for a reduced tax rate on ordinary income dividends paid by the Fund.
All income and any tax withheld by the Fund is remitted by the Fund to the U.S.
Treasury and is identified in reports mailed to shareholders in March of each year.

      If the ordinary income dividends from the Fund are effectively connected
                                                     ---
with the conduct of a U.S. trade or business, then the foreign person may claim an exemption from the U.S. tax described above provided the Fund obtains a properly completed and signed Certificate of Foreign Status.

      If the foreign person fails to provide a certification of his/her foreign status, the Fund will be required to withhold U.S. tax at a rate of 28% on ordinary income dividends (not including "exempt-interest dividends"), capital gains distributions (including short-term and long-term) and the proceeds of the redemption of shares, paid to any foreign person. All income and any tax withheld (in this situation) by the Fund is remitted by the Fund to the U.S.
Treasury and is identified in reports mailed to shareholders in January of each year.

      The tax consequences to foreign persons entitled to claim the benefits of an applicable tax treaty may be different from those described herein.  Foreign shareholders are urged to consult their own tax advisors or the U.S. Internal
Revenue Service with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of the U.S. withholding taxes described above.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed above. Reinvestment will be made without sales charge at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. To elect this option, the shareholder must notify the Transfer Agent in writing and must have an existing account in the fund selected for reinvestment. Otherwise the shareholder first must obtain a prospectus for that fund and an application from the Distributor to establish an account. Dividends and/or distributions from shares of certain other Oppenheimer funds (other than Oppenheimer Cash
Reserves) may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds
Distributor, Inc. a subsidiary of the Manager that acts as the Fund's
Distributor. The Distributor also distributes shares of the other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is a
division of the Manager. It is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. It serves as the Transfer Agent for an annual per account fee. It also acts as shareholder servicing agent for the other Oppenheimer funds.  Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

The Custodian Bank.  Citibank, N.A. is the custodian of the Fund's assets. The custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund. It is the practice of the Fund to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the
Manager and its affiliates. The Fund's cash balances with the custodian in excess of $100,000 are not protected by federal deposit insurance.  Those uninsured balances at times may be substantial.

Independent Registered Public Accounting Firm. KPMG LLP served as an
Independent Registered Public Accounting Firm for the Fund.  It audits the
Fund's financial statements and perform other related audit services.  It also acts as an independent registered public accounting firm for the Manager and certain other funds advised by the Manager and its affiliates. Audit and non-audit services provided by KPMG LLP to the Fund must be pre-approved by the
Audit Committee.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
OPPENHEIMER MULTI-STATE MUNICIPAL TRUST:

We have audited the accompanying statement of assets and liabilities of
Oppenheimer New Jersey Municipal Fund, (one of the portfolios constituting the
Oppenheimer Multi-State Municipal Trust) including the statement of investments, as of July 31, 2004, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.
An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Oppenheimer New Jersey Municipal Fund as of July 31, 2004, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado
August 20, 2004 except as to the note entitled "Subsequent Events-Litigation,"
which is as of September 14, 2004

STATEMENT OF INVESTMENTS JULY 31, 2004
--------------------------------------------------------------------------------

PRINCIPAL
VALUE
    AMOUNT
COUPON             MATURITY        SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------------

MUNICIPAL BONDS AND NOTES--107.5%
-----------------------------------------------------------------------------------------------------------------------------------
NEW JERSEY--93.1%
$  1,940,000      Camden County Improvement Authority
                  (Cooper Health System)
6.000%          02/15/2027      $  1,966,656
-----------------------------------------------------------------------------------------------------------------------------------
   1,500,000      Cape May County Industrial Pollution Control
                  (Atlantic City Electric Company)
7.200           11/01/2029         1,557,735
-----------------------------------------------------------------------------------------------------------------------------------
     130,000      DE River Port Authority PA/NJ
5.500           01/01/2026           136,543
-----------------------------------------------------------------------------------------------------------------------------------
      90,000      Essex County Improvement Authority
6.800           11/01/2021            91,796
-----------------------------------------------------------------------------------------------------------------------------------
   2,000,000      Garden State Preservation Trust
                  (Open Space & Farmland Preservation) 1
5.800           11/01/2023         2,118,500
-----------------------------------------------------------------------------------------------------------------------------------
      20,000      Gloucester County Improvement Authority
                  (Governmental Leasing Program)
5.900           04/01/2007            20,223
-----------------------------------------------------------------------------------------------------------------------------------
       5,000      Gloucester County Utilities Authority
5.125           01/01/2013             5,015
-----------------------------------------------------------------------------------------------------------------------------------
     785,000      Higher Education Student Assistance Authority
                  Student Loan
6.000           06/01/2015           822,978
-----------------------------------------------------------------------------------------------------------------------------------
      10,000      Hudson County Improvement Authority
6.625           08/01/2025            10,037
-----------------------------------------------------------------------------------------------------------------------------------
   3,755,000      Hudson County Improvement Authority (Koppers Site)
6.125           01/01/2029         3,586,626
-----------------------------------------------------------------------------------------------------------------------------------
   1,000,000      Hudson County Solid Waste Improvement Authority
6.000           01/01/2029           949,090
-----------------------------------------------------------------------------------------------------------------------------------
   2,500,000      Middlesex County Pollution Control Authority
                  (Amerada Hess Corp.)
6.050           09/15/2034         2,564,475
-----------------------------------------------------------------------------------------------------------------------------------
      35,000      New Brunswick Hsg. & Urban Devel. Authority
5.500           08/01/2011            35,466
-----------------------------------------------------------------------------------------------------------------------------------
      50,000      New Brunswick Hsg. & Urban Devel. Authority
5.750           07/01/2024            51,196
-----------------------------------------------------------------------------------------------------------------------------------
     135,000      NJ EDA (American Airlines)
7.100           11/01/2031            86,658
-----------------------------------------------------------------------------------------------------------------------------------
     100,000      NJ EDA (Cadbury at Cherry Hill)
5.500           07/01/2018           102,119
-----------------------------------------------------------------------------------------------------------------------------------
      25,000      NJ EDA (Cadbury at Cherry Hill)
5.500           07/01/2028            24,440
-----------------------------------------------------------------------------------------------------------------------------------
      25,000      NJ EDA (Cascade Corp.)
8.250           02/01/2026            24,213
-----------------------------------------------------------------------------------------------------------------------------------
   5,985,000      NJ EDA (Continental Airlines)
6.250           09/15/2019         4,755,202
-----------------------------------------------------------------------------------------------------------------------------------
      85,000      NJ EDA (Continental Airlines)
6.250           09/15/2029            63,733
-----------------------------------------------------------------------------------------------------------------------------------
   2,020,000      NJ EDA (Continental Airlines)
6.400           09/15/2023         1,587,356
-----------------------------------------------------------------------------------------------------------------------------------
   2,500,000      NJ EDA (Continental Airlines)
6.625           09/15/2012         2,240,775
-----------------------------------------------------------------------------------------------------------------------------------
   3,500,000      NJ EDA (Continental Airlines)
9.000           06/01/2033         3,405,080
-----------------------------------------------------------------------------------------------------------------------------------
     100,000      NJ EDA (Courthouse Convalescent Center)
8.700           02/01/2014           100,106
-----------------------------------------------------------------------------------------------------------------------------------
     100,000      NJ EDA (Devereux Foundation)
5.450           05/01/2027           103,274
-----------------------------------------------------------------------------------------------------------------------------------
      25,000      NJ EDA (Eastern Shore)
8.000           02/01/2011            24,727
-----------------------------------------------------------------------------------------------------------------------------------
      90,000      NJ EDA (Elizabethtown Water Company)
5.600           12/01/2025            92,678
-----------------------------------------------------------------------------------------------------------------------------------
   4,000,000      NJ EDA (Empowerment Zone-Cumberland)
7.750           08/01/2021         3,909,320
-----------------------------------------------------------------------------------------------------------------------------------
  15,000,000      NJ EDA (Fairleigh Dickinson University), Series D
6.000           07/01/2025        15,506,250
-----------------------------------------------------------------------------------------------------------------------------------
     280,000      NJ EDA (Hackensack Water Company)
5.800           03/01/2024           286,398
-----------------------------------------------------------------------------------------------------------------------------------
      25,000      NJ EDA (Hackensack Water Company)
5.900           03/01/2024            25,526
-----------------------------------------------------------------------------------------------------------------------------------
   2,000,000      NJ EDA (Jersey Central Power & Light)
7.100           07/01/2015         2,088,800
-----------------------------------------------------------------------------------------------------------------------------------
   6,100,000      NJ EDA (JVG Properties)
5.375           03/01/2019         5,955,796
-----------------------------------------------------------------------------------------------------------------------------------
   2,500,000      NJ EDA (Kapkowski Road Landfill)
6.500           04/01/2031         2,647,750

                   17 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

PRINCIPAL
VALUE
    AMOUNT
COUPON             MATURITY        SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY Continued
$    130,000      NJ EDA (Kullman Associates)
6.750%          07/01/2019      $    120,086
-----------------------------------------------------------------------------------------------------------------------------------
   1,000,000      NJ EDA (Marcus L. Ward Home)
5.750           11/01/2024           986,370
-----------------------------------------------------------------------------------------------------------------------------------
   1,000,000      NJ EDA (Marcus L. Ward Home)
5.800           11/01/2031           973,080
-----------------------------------------------------------------------------------------------------------------------------------
   1,000,000      NJ EDA (Masonic Charity Foundation of NJ)
5.500           06/01/2031         1,032,760
-----------------------------------------------------------------------------------------------------------------------------------
     750,000      NJ EDA (Masonic Charity Foundation of NJ)
6.000           06/01/2025           818,918
-----------------------------------------------------------------------------------------------------------------------------------
      70,000      NJ EDA (Middlesex Water Company)
5.250           10/01/2023            70,417
-----------------------------------------------------------------------------------------------------------------------------------
      70,000      NJ EDA (NJ American Water Company)
5.350           06/01/2023            70,856
-----------------------------------------------------------------------------------------------------------------------------------
     240,000      NJ EDA (NJ American Water Company)
5.350           06/01/2023           242,935
-----------------------------------------------------------------------------------------------------------------------------------
      45,000      NJ EDA (NJ American Water Company)
5.375           05/01/2032            45,986
-----------------------------------------------------------------------------------------------------------------------------------
      45,000      NJ EDA (NJ American Water Company)
5.500           06/01/2023            45,342
-----------------------------------------------------------------------------------------------------------------------------------
     545,000      NJ EDA (NJ American Water Company)
5.950           11/01/2029           577,782
-----------------------------------------------------------------------------------------------------------------------------------
      85,000      NJ EDA (NJ American Water Company)
6.000           05/01/2036            90,483
-----------------------------------------------------------------------------------------------------------------------------------
     520,000      NJ EDA (NJ American Water Company)
6.875           11/01/2034           536,640
-----------------------------------------------------------------------------------------------------------------------------------
      15,000      NJ EDA (NJ Natural Gas Company)
5.375           08/01/2023            15,125
-----------------------------------------------------------------------------------------------------------------------------------
       5,000      NJ EDA (NJ Natural Gas Company)
5.375           08/01/2023             5,061
-----------------------------------------------------------------------------------------------------------------------------------
     915,000      NJ EDA (NUI Corp.)
5.250           11/01/2033           855,406
-----------------------------------------------------------------------------------------------------------------------------------
      40,000      NJ EDA (NUI Corp.)
5.700           06/01/2032            41,618
-----------------------------------------------------------------------------------------------------------------------------------
      90,000      NJ EDA (NUI Corp.)
6.350           10/01/2022            92,463
-----------------------------------------------------------------------------------------------------------------------------------
   4,270,000      NJ EDA (Public Service Electric & Gas)
6.400           05/01/2032         4,398,954
-----------------------------------------------------------------------------------------------------------------------------------
      25,000      NJ EDA (Rutgers University)
6.100           07/01/2014            25,595
-----------------------------------------------------------------------------------------------------------------------------------
   4,335,000      NJ EDA (RWJ Hospital/CCC/
                  RWJ Health Care Corp. Obligated Group)
6.500           07/01/2024         4,437,740
-----------------------------------------------------------------------------------------------------------------------------------
   1,500,000      NJ EDA (St. Francis Life Care Corp.)
5.600           10/01/2012         1,481,715
-----------------------------------------------------------------------------------------------------------------------------------
   2,000,000      NJ EDA (St. Francis Life Care Corp.)
5.750           10/01/2023         1,843,920
-----------------------------------------------------------------------------------------------------------------------------------
     480,000      NJ EDA (The Gill/St. Bernards School)
6.000           02/01/2019           491,150
-----------------------------------------------------------------------------------------------------------------------------------
     510,000      NJ EDA (The Gill/St. Bernards School)
6.000           02/01/2020           521,847
-----------------------------------------------------------------------------------------------------------------------------------
     545,000      NJ EDA (The Gill/St. Bernards School)
6.000           02/01/2021           558,434
-----------------------------------------------------------------------------------------------------------------------------------
     575,000      NJ EDA (The Gill/St. Bernards School)
6.000           02/01/2022           586,989
-----------------------------------------------------------------------------------------------------------------------------------
     610,000      NJ EDA (The Gill/St. Bernards School)
6.000           02/01/2023           621,852
-----------------------------------------------------------------------------------------------------------------------------------
     650,000      NJ EDA (The Gill/St. Bernards School)
6.000           02/01/2024           661,369
-----------------------------------------------------------------------------------------------------------------------------------
     690,000      NJ EDA (The Gill/St. Bernards School)
6.000           02/01/2025           699,170
-----------------------------------------------------------------------------------------------------------------------------------
   1,900,000      NJ EDA (Trigen-Trenton District Energy Company)
6.200           12/01/2010         1,932,661
-----------------------------------------------------------------------------------------------------------------------------------
   1,000,000      NJ EDA (United Methodist Homes of NJ)
5.125           07/01/2025           864,910
-----------------------------------------------------------------------------------------------------------------------------------
   2,000,000      NJ EDA Retirement Community (Cedar Crest Village)
7.250           11/15/2021         2,048,420
-----------------------------------------------------------------------------------------------------------------------------------
   2,100,000      NJ EDA Retirement Community (Seabrook Village)
8.000           11/15/2015         2,251,053
-----------------------------------------------------------------------------------------------------------------------------------
   2,000,000      NJ EDA RITES (Public Schools Small Project Loan Program) 2
15.382 3         09/01/2011         2,166,600
-----------------------------------------------------------------------------------------------------------------------------------
   1,440,000      NJ EFA (Bloomfield College)
6.850           07/01/2030         1,467,806
-----------------------------------------------------------------------------------------------------------------------------------
     800,000      NJ EFA (Fairleigh Dickinson University), Series C
6.625           07/01/2023           817,744
-----------------------------------------------------------------------------------------------------------------------------------
   1,290,000      NJ EFA (Fairleigh Dickinson University), Series G
5.700           07/01/2028         1,298,488
-----------------------------------------------------------------------------------------------------------------------------------
   3,540,000      NJ EFA (Georgian Court College)
6.500           07/01/2033         3,839,944

                   18 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

PRINCIPAL
VALUE
    AMOUNT
COUPON             MATURITY        SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY Continued
$     10,000      NJ EFA (Monmouth University)
5.625%          07/01/2013      $     10,110
-----------------------------------------------------------------------------------------------------------------------------------
   2,000,000      NJ EFA (Monmouth University)
5.800           07/01/2022         2,093,140
-----------------------------------------------------------------------------------------------------------------------------------
       5,000      NJ EFA (Richard Stockton State College)
5.350           07/01/2023             5,061
-----------------------------------------------------------------------------------------------------------------------------------
     250,000      NJ EFA (St. Peter's College)
5.500           07/01/2027           224,368
-----------------------------------------------------------------------------------------------------------------------------------
     100,000      NJ EFA (University of Medicine and Dentistry)
5.250           12/01/2025           101,748
-----------------------------------------------------------------------------------------------------------------------------------
      10,000      NJ Health Care Facilities Financing Authority
                  (Allegany Health System Obligated Group)
5.200           07/01/2018            10,247
-----------------------------------------------------------------------------------------------------------------------------------
      10,000      NJ Health Care Facilities Financing Authority
                  (Burdette Tomlin Memorial Hospital)
6.500           07/01/2012            10,318
-----------------------------------------------------------------------------------------------------------------------------------
      50,000      NJ Health Care Facilities Financing Authority
                  (Deborah Heart & Lung Center)
6.300           07/01/2023            50,545
-----------------------------------------------------------------------------------------------------------------------------------
      25,000      NJ Health Care Facilities Financing Authority
                  (Dover General Hospital & Medical Center)
5.875           07/01/2012            25,587
-----------------------------------------------------------------------------------------------------------------------------------
   2,000,000      NJ Health Care Facilities Financing Authority
                  (Englewood Hospital & Medical Center) RITES 2
16.385 3         08/01/2025         2,304,200
-----------------------------------------------------------------------------------------------------------------------------------
     205,000      NJ Health Care Facilities Financing Authority
                  (Jersey Shores Medical Center)
5.875           07/01/2024           205,590
-----------------------------------------------------------------------------------------------------------------------------------
     260,000      NJ Health Care Facilities Financing Authority
                  (JFK Medical Center)
5.500           07/01/2023           263,227
-----------------------------------------------------------------------------------------------------------------------------------
     100,000      NJ Health Care Facilities Financing Authority
                  (JFK Medical Center)
5.500           07/01/2023           101,241
-----------------------------------------------------------------------------------------------------------------------------------
      25,000      NJ Health Care Facilities Financing Authority
                  (ONP/MHC Obiligated Group)
5.375           07/01/2024            25,911
-----------------------------------------------------------------------------------------------------------------------------------
   1,000,000      NJ Health Care Facilities Financing Authority
                  (RWJ University Hospital)
5.750           07/01/2025         1,054,990
-----------------------------------------------------------------------------------------------------------------------------------
      20,000      NJ Health Care Facilities Financing Authority
                  (Society of the Valley Hospital)
5.500           07/01/2020            21,590
-----------------------------------------------------------------------------------------------------------------------------------
      20,000      NJ Health Care Facilities Financing Authority
                  (South Jersey Hospital System)
6.000           07/01/2032            20,563
-----------------------------------------------------------------------------------------------------------------------------------
      30,000      NJ Health Care Facilities Financing Authority
                  (St. Charles Riverside Medical Center)
5.750           07/01/2014            30,701
-----------------------------------------------------------------------------------------------------------------------------------
     750,000      NJ Health Care Facilities Financing Authority
                  (St. Joseph's Hospital & Medical Center)
6.000           07/01/2026           807,420
-----------------------------------------------------------------------------------------------------------------------------------
      45,000      NJ HFA
5.375           11/01/2008            45,069
-----------------------------------------------------------------------------------------------------------------------------------
      10,000      NJ HFA
5.700           11/01/2005            10,028
-----------------------------------------------------------------------------------------------------------------------------------
     200,000      NJ Hsg. & Mortgage Finance Agency, Series A
5.550           05/01/2027           204,168
-----------------------------------------------------------------------------------------------------------------------------------
      15,000      NJ Hsg. & Mortgage Finance Agency, Series A
5.650           05/01/2040            15,314
-----------------------------------------------------------------------------------------------------------------------------------
      75,000      NJ Hsg. & Mortgage Finance Agency, Series A
6.000           11/01/2014            77,342
-----------------------------------------------------------------------------------------------------------------------------------
      30,000      NJ Hsg. & Mortgage Finance Agency, Series A
6.050           11/01/2020            30,862
-----------------------------------------------------------------------------------------------------------------------------------
   1,000,000      NJ Hsg. & Mortgage Finance Agency, Series A
6.250           05/01/2028         1,036,660
-----------------------------------------------------------------------------------------------------------------------------------
      30,000      NJ Hsg. & Mortgage Finance Agency, Series B
5.850           11/01/2012            32,194
-----------------------------------------------------------------------------------------------------------------------------------
     100,000      NJ Hsg. & Mortgage Finance Agency, Series E1
5.750           05/01/2025           104,269

                   19 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

PRINCIPAL
VALUE
    AMOUNT
COUPON             MATURITY        SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY Continued
$    170,000      NJ Hsg. & Mortgage Finance Agency, Series J
6.200%          10/01/2025      $    172,868
-----------------------------------------------------------------------------------------------------------------------------------
      35,000      NJ Hsg. & Mortgage Finance Agency, Series S
5.950           10/01/2017            36,510
-----------------------------------------------------------------------------------------------------------------------------------
      55,000      NJ Hsg. & Mortgage Finance Agency, Series S
6.000           10/01/2021            57,196
-----------------------------------------------------------------------------------------------------------------------------------
   1,100,000      NJ Hsg. & Mortgage Finance Agency, Series U
5.750           04/01/2018         1,148,301
-----------------------------------------------------------------------------------------------------------------------------------
      10,000      NJ Hsg. & Mortgage Finance Agency, Series V
5.250           04/01/2026            10,157
-----------------------------------------------------------------------------------------------------------------------------------
      50,000      NJ Hsg. & Mortgage Finance Agency, Series Z
5.700           10/01/2017            51,665
-----------------------------------------------------------------------------------------------------------------------------------
      50,000      NJ Sports & Exposition Authority, Series A
5.200           01/01/2020            50,168
-----------------------------------------------------------------------------------------------------------------------------------
      85,000      NJ Sports & Exposition Authority, Series A
5.200           01/01/2024            85,181
-----------------------------------------------------------------------------------------------------------------------------------
     300,000      NJ Tobacco Settlement Financing Corp. (TASC)
5.375           06/01/2018           264,849
-----------------------------------------------------------------------------------------------------------------------------------
  13,205,000      NJ Tobacco Settlement Financing Corp. (TASC)
5.750           06/01/2032        11,577,880
-----------------------------------------------------------------------------------------------------------------------------------
   6,580,000      NJ Tobacco Settlement Financing Corp. (TASC)
6.000           06/01/2037         5,270,777
-----------------------------------------------------------------------------------------------------------------------------------
   9,295,000      NJ Tobacco Settlement Financing Corp. (TASC)
6.125           06/01/2042         7,468,625
-----------------------------------------------------------------------------------------------------------------------------------
   1,740,000      NJ Tobacco Settlement Financing Corp. (TASC)
6.250           06/01/2043         1,423,250
-----------------------------------------------------------------------------------------------------------------------------------
     235,000      NJ Tobacco Settlement Financing Corp. (TASC)
6.375           06/01/2032           207,101
-----------------------------------------------------------------------------------------------------------------------------------
     800,000      NJ Tobacco Settlement Financing Corp. (TASC)
                  Fixed Receipts
6.125           06/01/2042           642,816
-----------------------------------------------------------------------------------------------------------------------------------
   9,600,000      NJ Tobacco Settlement Financing Corp. RITES 2
9.989 3         06/01/2042         5,827,488
-----------------------------------------------------------------------------------------------------------------------------------
   2,500,000      NJ Transit Corp. ROLs, Series 15 2
11.074 3         09/15/2014         3,198,450
-----------------------------------------------------------------------------------------------------------------------------------
      25,000      Passaic Hsg. Authority (Multifamily)
5.750           11/01/2024            26,257
-----------------------------------------------------------------------------------------------------------------------------------
   2,500,000      Port Authority  NY/NJ (KIAC)
6.750           10/01/2011         2,611,200
-----------------------------------------------------------------------------------------------------------------------------------
   1,005,000      Port Authority  NY/NJ (KIAC)
6.750           10/01/2019         1,018,125
-----------------------------------------------------------------------------------------------------------------------------------
   2,305,000      Port Authority  NY/NJ, 238th Series ROLs 2
17.220 3         12/15/2032         2,386,505
-----------------------------------------------------------------------------------------------------------------------------------
     200,000      Port Authority  NY/NJ, 94th Series
6.000           12/01/2014           204,818
-----------------------------------------------------------------------------------------------------------------------------------
      75,000      Readington-Lebanon Sewage Authority
5.250           01/01/2013            75,983
-----------------------------------------------------------------------------------------------------------------------------------
      20,000      Riverside Township GO
5.450           12/01/2010            20,028
-----------------------------------------------------------------------------------------------------------------------------------
     100,000      Salem County Industrial Pollution Control Financing
                  Authority (Atlantic City Electric Company)
5.600           11/01/2025           101,166
-----------------------------------------------------------------------------------------------------------------------------------
     125,000      Salem County Industrial Pollution Control Financing
                  Authority (Public Service Electric & Gas)
5.200           03/01/2025           125,450
-----------------------------------------------------------------------------------------------------------------------------------
     320,000      Salem County Industrial Pollution Control Financing
                  Authority (Public Service Electric & Gas)
5.450           02/01/2032           322,618
-----------------------------------------------------------------------------------------------------------------------------------
     625,000      Salem County Industrial Pollution Control Financing
                  Authority (Public Service Electric & Gas)
6.250           06/01/2031           639,456
-----------------------------------------------------------------------------------------------------------------------------------
   5,000,000      Salem County Industrial Pollution Control Financing
                  Authority (Public Service Electric & Gas)
6.550           10/01/2029         5,234,500
-----------------------------------------------------------------------------------------------------------------------------------
     275,000      Salem County Pollution Control Financing Authority
                  (E.I. Dupont De Nemours)
6.125           07/15/2022           275,399
-----------------------------------------------------------------------------------------------------------------------------------
     355,000      Salem County Pollution Control Financing Authority
                  (E.I. Dupont De Nemours)
6.500           11/15/2021           358,603
-----------------------------------------------------------------------------------------------------------------------------------
   1,100,000      Salem County Pollution Control Financing Authority
                  (Public Service Electric & Gas)
5.750           04/01/2031         1,116,610

                   20 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

PRINCIPAL
VALUE
    AMOUNT
COUPON             MATURITY        SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY Continued
$     50,000      South Jersey Transit Authority (The Raytheon Company)
6.150%          01/01/2022      $     50,391
-----------------------------------------------------------------------------------------------------------------------------------
      25,000      Union County Utilities Authority
                  (Ogden Martin Systems of Union)
5.375           06/01/2018            25,860
-----------------------------------------------------------------------------------------------------------------------------------
      60,000      Union County Utilities Authority
                  (Ogden Martin Systems of Union)
5.375           06/01/2020            61,787

------------

157,654,727

-----------------------------------------------------------------------------------------------------------------------------------
U.S. POSSESSIONS--14.4%
   1,450,000      Northern Mariana Islands, Series A
6.250           03/15/2028         1,462,746
-----------------------------------------------------------------------------------------------------------------------------------
   3,000,000      Northern Mariana Islands, Series A
6.750           10/01/2033         3,026,730
-----------------------------------------------------------------------------------------------------------------------------------
      10,000      PR Electric Power Authority
6.000           07/01/2014            10,238
-----------------------------------------------------------------------------------------------------------------------------------
     100,000      Puerto Rico ITEMECF (Ana G. Mendez University)
5.375           02/01/2019           102,199
-----------------------------------------------------------------------------------------------------------------------------------
     965,000      Puerto Rico ITEMECF (Congeneration Facilities)
6.625           06/01/2026         1,002,799
-----------------------------------------------------------------------------------------------------------------------------------
   1,000,000      Puerto Rico Municipal Finance Agency RITES 2
10.008 3         08/01/2015         1,271,270
-----------------------------------------------------------------------------------------------------------------------------------
   6,880,000      Puerto Rico Port Authority (American Airlines), Series A
6.250           06/01/2026         4,628,314
-----------------------------------------------------------------------------------------------------------------------------------
     110,000      Puerto Rico Port Authority (American Airlines), Series A
6.300           06/01/2023            74,007
-----------------------------------------------------------------------------------------------------------------------------------
      15,000      Puerto Rico Port Authority, Series D
6.000           07/01/2021            15,176
-----------------------------------------------------------------------------------------------------------------------------------
     340,000      University of Puerto Rico, Series O
5.375           06/01/2030           349,846
-----------------------------------------------------------------------------------------------------------------------------------
     150,000      University of V.I., Series A
5.250           12/01/2023           150,881
-----------------------------------------------------------------------------------------------------------------------------------
     210,000      University of V.I., Series A
5.375           12/01/2034           209,702
-----------------------------------------------------------------------------------------------------------------------------------
   1,000,000      University of V.I., Series A
6.000           12/01/2024         1,064,770
-----------------------------------------------------------------------------------------------------------------------------------
      40,000      University of V.I., Series A
6.250           12/01/2029            42,743
-----------------------------------------------------------------------------------------------------------------------------------
     105,000      V.I.  Hsg. Finance Authority, Series A
6.500           03/01/2025           106,974
-----------------------------------------------------------------------------------------------------------------------------------
   5,000,000      V.I.  Public Finance Authority (Hovensa Coker)
6.500           07/01/2021         5,331,350
-----------------------------------------------------------------------------------------------------------------------------------
     525,000      V.I.  Public Finance Authority, Series A
6.125           10/01/2029           555,802
-----------------------------------------------------------------------------------------------------------------------------------
   1,515,000      V.I.  Public Finance Authority, Series A
6.375           10/01/2019         1,696,179
-----------------------------------------------------------------------------------------------------------------------------------
     300,000      V.I.  Public Finance Authority, Series E
5.875           10/01/2018           307,287
-----------------------------------------------------------------------------------------------------------------------------------
   2,500,000      V.I.  Public Finance Authority, Series E
6.000           10/01/2022         2,532,475
-----------------------------------------------------------------------------------------------------------------------------------
     290,000      V.I.  Water & Power Authority
5.300           07/01/2018           292,050
-----------------------------------------------------------------------------------------------------------------------------------
     175,000      V.I.  Water & Power Authority
5.300           07/01/2021           172,698

------------

24,406,236

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST
$185,716,141)--107.5%
182,060,963
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER
ASSETS--(7.5)
(12,723,957)

------------
NET
ASSETS--100.0%
$169,337,006

============

                   21 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. When-issued security to be delivered and settled after July 31, 2004. See
Note 1 of Notes to Financial Statements.

2. Illiquid security. See Note 5 of Notes to Financial Statements.

3. Represents the current interest rate for a variable rate bond known as an
"inverse floater." See Note 1 of Notes to Financial Statements.

TO SIMPLIFY THE LISTINGS OF SECURITIES, ABBREVIATIONS ARE USED PER THE TABLE
BELOW:

CCC         Continuing Care Center
EDA         Economic Development Authority
EFA         Educational Facilities Authority
GO          General Obligation
HFA         Housing Finance Agency/Authority
ITEMECF     Industrial, Tourist, Educational, Medical and
            Environmental Community Facilities
JFK         John Fitzgerald Kennedy
MHC         Meridian Hospitals Corporation
NY/NJ       New York/New Jersey
ONP         Ocean Nursing Pavillion, Inc.
PA/NJ       Pennsylvania/New Jersey
RITES       Residual Interest Tax Exempt Security
ROLs        Residual Option Longs
RWJ         Robert Wood Johnson
TASC        Tobacco Settlement Asset-Backed Bonds
V.I.        United States Virgin Islands

--------------------------------------------------------------------------
INDUSTRY CONCENTRATIONS July 31, 2004 / Unaudited
--------------------------------------------------------------------------

DISTRIBUTION OF INVESTMENTS BY INDUSTRY OF ISSUE, AS A PERCENTAGE OF TOTAL
INVESTMENTS AT VALUE, IS AS FOLLOWS:

INDUSTRY                                      MARKET VALUE           PERCENT
-----------------------------------------------------------------------------
Tobacco Settlements                           $ 32,682,786              18.0%
Higher Education                                27,310,395              15.0
Pollution Control                               19,461,841              10.7
Airlines                                        16,841,125               9.3
Adult Living Facilities                         12,401,252               6.8
Hospital/Health Care                            11,591,086               6.4
Electric Utilities                               9,128,571               5.0
Sales Tax Revenue                                7,210,243               4.0
Education                                        6,307,411               3.5
Manufacturing, Non-Durable Goods                 5,955,796               3.3
Resource Recovery                                4,633,400               2.5
General Obligation                               4,318,028               2.4
Marine/Aviation Facilities                       4,297,584               2.4
Manufacturing, Durable Goods                     4,104,010               2.3
Gas Utilities                                    3,574,148               2.0
Municipal Leases                                 3,218,673               1.7
Special Tax                                      2,647,750               1.4
Water Utilities                                  2,085,043               1.1
Multifamily Housing                              1,668,825               0.9
Single Family Housing                            1,583,671               0.8
Student Loans                                      822,978               0.4
Sports Facility Revenue                            135,349               0.1
Sewer Utilities                                     80,998                --
                                              -------------------------------
Total                                         $182,060,963             100.0%
                                              ===============================

                   22 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

--------------------------------------------------------------------------------
SUMMARY OF RATINGS July 31, 2004 / Unaudited
--------------------------------------------------------------------------------

DISTRIBUTION OF INVESTMENTS BY RATING CATEGORY, AS A PERCENTAGE OF TOTAL
INVESTMENTS AT VALUE, IS AS FOLLOWS:

RATING                                                                   PERCENT
--------------------------------------------------------------------------------
AAA                                                                        20.2%
AA                                                                          1.8
A                                                                          10.6
BBB                                                                        47.9
BB                                                                          2.3
B                                                                           6.6
CCC                                                                         2.6
Not Rated                                                                   8.0
                                                                          ------
Total                                                                     100.0%
                                                                          ======

Bonds rated by any nationally recognized statistical rating organization are included in the equivalent Standard & Poor's rating category. As a general matter, unrated bonds may be backed by mortgage liens or equipment liens on the underlying property, and also may be guaranteed. Bonds which are backed by a letter of credit or by other financial institutions or agencies may be assigned an investment-grade rating by the Manager, which reflects the quality of the guarantor, institution or agency. Unrated bonds may also be assigned a rating when the issuer has rated bonds outstanding with comparable credit characteristics, or when, in the opinion of the Manager, the bond itself possesses credit characteristics which allow for rating. The unrated bonds in the portfolio are predominantly smaller issuers which have not applied for a bond rating. Only those unrated bonds which subsequent to purchase have not been designated investment grade by the Manager are included in the "Not Rated"
category.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                   23 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES July 31, 2004
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------------------------------

Investments, at value (cost $185,716,141)--see accompanying statement of investments      $
182,060,963
--------------------------------------------------------------------------------------------------------
Cash
460,878
--------------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments
sold                                                                              4,139,500
Interest
2,980,445
Shares of beneficial interest
sold                                                              894,244
Other
5,106

--------------
Total assets
190,541,136

--------------------------------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Notes payable to bank (interest rate 2.1200% at July 31,
2004)                               18,300,000
Investments purchased (including $2,063,800 purchased on a when-issued basis or forward
commitment)                                                                        2,422,865
Shares of beneficial interest
redeemed                                                          247,990
Dividends
116,791
Shareholder
communications                                                                       38,632
Distribution and service plan
fees                                                               20,831
Trustees'
compensation
19,798
Transfer and shareholder servicing agent
fees                                                     7,895
Other
29,328

--------------
Total
liabilities
21,204,130

--------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                $
169,337,006

==============

--------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
--------------------------------------------------------------------------------------------------------
Paid-in capital                                                                           $
176,334,817
--------------------------------------------------------------------------------------------------------
Accumulated net investment
income                                                             1,249,697
--------------------------------------------------------------------------------------------------------
Accumulated net realized loss on
investments                                                 (4,592,330)
--------------------------------------------------------------------------------------------------------
Net unrealized depreciation on
investments                                                   (3,655,178)

--------------
NET ASSETS                                                                                $
169,337,006

==============

                   24 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

----------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
----------------------------------------------------------------------------------------------------------

Class A Shares:
Net asset value and redemption price per share (based on net assets of $94,213,597 and
8,752,742 shares of beneficial interest
outstanding)                                                $10.76
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering
price)     $11.30
----------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $51,328,562 and 4,763,352 shares of beneficial interest
outstanding)                                            $10.78
----------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $23,794,847 and 2,209,211 shares of beneficial interest
outstanding)                                            $10.77

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                   25 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF OPERATIONS For The Year Ended July 31, 2004
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------------

Interest                                                                 $ 10,604,262

--------------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------------
Management fees                                                               901,530
--------------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                       113,705
Class B                                                                       458,609
Class C                                                                       184,269
--------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                        43,964
Class B                                                                        28,752
Class C                                                                        12,700
--------------------------------------------------------------------------------------
Shareholder communications:
Class A                                                                        17,215
Class B                                                                         3,240
Class C                                                                         1,945
--------------------------------------------------------------------------------------
Interest expense                                                              172,758
--------------------------------------------------------------------------------------
Custodian fees and expenses                                                     9,433
--------------------------------------------------------------------------------------
Trustees' compensation                                                          7,008
--------------------------------------------------------------------------------------
Other                                                                          48,064
                                                                         -------------
Total expenses                                                              2,003,192
Less reduction to custodian expenses                                           (1,214)
Less payments and waivers of expenses                                        (300,785)
                                                                         -------------
Net expenses                                                                1,701,193

--------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                       8,903,069

--------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------------
Net realized loss on investments                                             (115,750)
--------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on investments         1,690,070

--------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                     $ 10,477,389
                                                                         =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                   26 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED JULY 31,
2004                2003
-------------------------------------------------------------------------------------------------------------------

OPERATIONS
-------------------------------------------------------------------------------------------------------------------
Net investment income                                                            $
8,903,069       $   6,811,963
-------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)
(115,750)          5,404,061
-------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)
1,690,070         (11,332,800)

----------------------------------
Net increase in net assets resulting from operations
10,477,389             883,224

-------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------------------
Dividends from net investment income:
Class A
(4,669,052)         (3,131,845)
Class B
(2,635,363)         (2,226,464)
Class C
(1,060,217)           (828,541)

-------------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
-------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from beneficial interest transactions:
Class A
31,512,135          17,051,804
Class B
3,381,161           5,059,679
Class C
5,810,614           5,855,389

-------------------------------------------------------------------------------------------------------------------
NET ASSETS
-------------------------------------------------------------------------------------------------------------------
Total increase
42,816,667          22,663,246
-------------------------------------------------------------------------------------------------------------------
Beginning of period
126,520,339         103,857,093

----------------------------------
End of period (including accumulated net investment income
of $1,249,697 and $711,260, respectively)                                        $
169,337,006       $ 126,520,339

==================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                   27 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF CASH FLOWS For The Year Ended July 31, 2004
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
--------------------------------------------------------------------------------------

Net increase in net assets from operations                               $ 10,477,389
--------------------------------------------------------------------------------------
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchase of investment securities                                         (92,523,487)
Proceeds from disposition of investment securities                         45,013,157
Increase in interest receivable                                            (1,021,792)
Decrease in receivable for securities sold                                  5,230,184
Increase in other assets                                                       (3,627)
Decrease in payable for securities purchased                               (9,544,516)
Increase in accrued expenses                                                   17,215
Premium amortization                                                          812,951
Discount amortization                                                         (37,203)
Realized loss on securities                                                   115,750
Unrealized appreciation on securities                                      (1,690,070)
                                                                         -------------
Net cash used in operating activities                                     (43,154,049)

--------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES
--------------------------------------------------------------------------------------
Proceeds from issuance of debt                                             90,300,000
Payment on outstanding debt                                               (78,000,000)
Proceeds from shares sold                                                  72,309,800
Payment on shares redeemed                                                (37,405,611)
Cash distributions paid                                                    (3,663,975)
                                                                         -------------
Net cash provided by financing activities                                  43,540,214

--------------------------------------------------------------------------------------
Net increase in cash                                                          386,165
--------------------------------------------------------------------------------------
Cash, beginning balance                                                        74,713
                                                                         -------------
Cash, ending balance                                                     $    460,878
                                                                         =============

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $4,735,551.

Cash paid for interest on bank borrowings--$169,654.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                   28 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A         YEAR ENDED JULY 31,                       2004             2003
2002             2001          2000
----------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $   10.51        $   10.99        $
10.89        $   10.36     $   11.21
----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                      .67
..67              .53              .55           .53
Net realized and unrealized gain (loss)                    .23
(.52)             .08              .51          (.82)

-----------------------------------------------------------------------------
Total from investment operations                           .90
..15              .61             1.06          (.29)
----------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                      (.65)            (.63)
(.51)            (.53)         (.55)
Distributions from net realized gain                        --
--               --               --          (.01)

-----------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                           (.65)            (.63)
(.51)            (.53)         (.56)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $   10.76        $   10.51        $
10.99        $   10.89     $   10.36

=============================================================================

----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 1                        8.63%            1.21%
5.79%           10.42%        (2.47)%
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)             $  94,214        $  61,825        $
47,305        $  39,185     $  31,937
----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                    $  78,828        $  54,811        $
42,809        $  35,710     $  35,286
----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                                     6.28%            6.24%
4.88%            5.08%         5.26%
Total expenses                                            0.98%            1.02%
0.84%            0.87%         1.09%
Expenses after payments and waivers
and reduction to custodian expenses                       0.78%            0.82%
0.63% 3          0.67% 3       0.79% 3
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     25%
93%              26%              27%          101%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2. Annualized for periods of less than one full year.

3. Excludes interest expense.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                   29 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued
--------------------------------------------------------------------------------

CLASS B         YEAR ENDED JULY 31,                       2004             2003
2002           2001           2000
---------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $   10.52        $   11.00        $
10.90      $   10.37      $   11.21
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                      .60
..59              .45            .47            .47
Net realized and unrealized gain (loss)                    .23
(.53)             .08            .51           (.83)

----------------------------------------------------------------------------
Total from investment operations                           .83
..06              .53            .98           (.36)
---------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                      (.57)            (.54)
(.43)          (.45)          (.47)
Distributions from net realized gain                        --
--               --             --           (.01)

----------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                           (.57)            (.54)
(.43)          (.45)          (.48)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $   10.78        $   10.52        $
11.00      $   10.90      $   10.37

============================================================================

---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 1                        7.92%            0.46%
4.99%          9.58%         (3.11)%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)             $  51,329        $  46,912        $
43,888      $  39,164      $  35,338
---------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                    $  50,920        $  45,226        $
41,532      $  36,447      $  38,064
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                                     5.54%            5.46%
4.12%          4.34%          4.50%
Total expenses                                            1.73%            1.78%
1.60%          1.62%          1.85%
Expenses after payments and waivers
and reduction to custodian expenses                       1.53%            1.58%
1.39% 3        1.42% 3        1.55% 3
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     25%
93%              26%            27%           101%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2. Annualized for periods of less than one full year.

3. Excludes interest expense.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                   30 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

CLASS C         YEAR ENDED JULY 31,                       2004            2003
2002            2001           2000
--------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $   10.51       $   10.99       $
10.89       $   10.36      $   11.21
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                      .59             .59
..44             .47            .46
Net realized and unrealized gain (loss)                    .24            (.53)
..09             .51           (.83)

---------------------------------------------------------------------------
Total from investment operations                           .83             .06
..53             .98           (.37)
--------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                      (.57)           (.54)
(.43)           (.45)          (.47)
Distributions from net realized gain                        --              --
--              --           (.01)

---------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                           (.57)           (.54)
(.43)           (.45)          (.48)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $   10.77       $   10.51       $
10.99       $   10.89      $   10.36

===========================================================================
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 1                        7.91%           0.45%
4.99%           9.59%         (3.20)%
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)             $  23,795       $  17,784       $
12,664       $   8,622      $   7,142
--------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                    $  20,470       $  16,770       $
9,831       $   7,301      $   8,198
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                                     5.53%           5.49%
4.10%           4.33%          4.51%
Total expenses                                            1.73%           1.78%
1.60%           1.62%          1.85%
Expenses after payments and waivers
and reduction to custodian expenses                       1.53%           1.58%
1.39% 3         1.42% 3        1.55% 3
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     25%             93%
26%             27%           101%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2. Annualized for periods of less than one full year.

3. Excludes interest expense.

                                       A-7
                                   Appendix A

                       MUNICIPAL BOND RATINGS DEFINITIONS
                       ----------------------------------

Below are summaries of the rating  definitions used by the  nationally-recognized rating agencies listed below for municipal  securities.  Those ratings  represent the  opinion  of the agency as to the  credit  quality of issues  that they rate.
The summaries  below are based upon  publicly-available  information  provided by the rating organizations.

Moody's Investors Service, Inc. ("Moody's")
Municipal Ratings are opinions of the investment quality of issuers and issues in the U.S. municipal and tax-exempt markets. As such, these ratings incorporate Moody's assessment of the default probability and loss severity of these issuers and issues.

Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.

MUNICIPAL LONG-TERM RATING DEFINITIONS

Aaa:  Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa:  Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A:  Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa:  Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Ba:  Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B:  Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Caa:  Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca:  Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C:  Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier
2 indicates a mid- range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

MIG/VMIG RATINGS: U.S. SHORT-TERM RATINGS
In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3.
In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

The short-term rating assigned to the demand feature of VRDOs is designated as
VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

MIG 1/VMIG 1: Denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: Denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

MIG 3/VMIG 3: Denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well established.

SG:  Denotes speculative-grade credit quality. Debt instruments in this category may lack margins of protection.

Standard & Poor's Ratings Services ("Standard & Poor's"), a division of The
McGraw-Hill Companies, Inc.

LONG-TERM ISSUE CREDIT RATINGS
Issue credit ratings are based in varying degrees, on the following considerations:
o     Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
o     Nature of and provisions of the obligation; and
o     Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.
   The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA: An obligation rated `AAA' has the highest rating assigned by Standard &
Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated `AA' differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated `A' are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated `BBB' exhibits adequate protection parameters.
However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

An obligation rated `BB', `B', `CCC', `CC', and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated `BB' are less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated `B' are more vulnerable to nonpayment than obligations rated `BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated `CCC' are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated `CC' are currently highly vulnerable to nonpayment.

C: The `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated `D' are in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

c: The `c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p: The letter `p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project.
This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r: The `r' highlights derivative, hybrid, and certain other obligations that
Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and
interest-only and principal-only mortgage securities. The absence of an `r'
symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards

Under present commercial bank regulations issued by the Comptroller of the
Currency, bonds rated in the top four categories (`AAA', `AA', `A', `BBB', commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

SHORT-TERM ISSUE CREDIT RATINGS
Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper.

A-1: A short-term obligation rated "A-1" is rated in the highest category by
Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D"
rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Notes. A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:
o.....Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will
      be treated as a note; and
o     Source of payment-the more dependent the issue is on the market for its refinancing, the more likely
      it will be treated as a note.

SP-1: Strong capacity to pay principal and interest. An issue with a very strong capacity to pay debt service is given a (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Fitch, Inc.
International credit ratings assess the capacity to meet foreign currency or local currency commitments. Both "foreign currency" and "local currency"
ratings are internationally comparable assessments. The local currency rating measures the probability of payment within the relevant sovereign state's currency and jurisdiction and therefore, unlike the foreign currency rating, does not take account of the possibility of foreign exchange controls limiting transfer into foreign currency.

INTERNATIONAL LONG-TERM CREDIT RATINGS
The following ratings scale applies to foreign currency and local currency ratings.
Investment Grade:

AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. "A" ratings denote a low expectation of credit risk.
The capacity for timely payment of financial commitments is considered strong.
This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade:

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly Speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC C: High Default Risk.  Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, and D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.
Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the major rating categories.  Plus and minus signs are not added to the "AAA" category or to categories below "CCC," nor to short-term ratings other than "F1" (see below).

INTERNATIONAL SHORT-TERM CREDIT RATINGS
The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1: Highest credit quality. Strongest capacity for timely payment of financial commitments. May have an added "+" to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of higher ratings.

F3: Fair credit quality. Capacity for timely payment of financial commitments is adequate. However, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

1 In accordance with Rule 12b-1 of the Investment Company Act, the term
"Independent Trustees" in this Statement of Additional Information refers to those Trustees who are not "interested persons" of the Fund or the Trust and who do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan.

2 Certain waivers also apply to Class M shares of Oppenheimer Convertible
Securities Fund.
3 In the case of Oppenheimer Senior Floating Rate Fund, a continuously-offered closed-end fund, references to contingent deferred sales charges mean the
Fund's Early Withdrawal Charges and references to "redemptions" mean
"repurchases" of shares.
4 An "employee benefit plan" means any plan or arrangement, whether or not it is "qualified" under the Internal Revenue Code, under which Class N shares of an Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.
5 The term "Group Retirement Plan" means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in (or who are eligible to participate in) the plan purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term "Group Retirement Plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor.
6 However, that concession will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a Retirement
Plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the Plan for more than one year.
7 This provision does not apply to IRAs.
8 This provision only applies to qualified retirement plans and 403(b)(7)
custodial plans after your separation from service in or after the year you reached age 55.
9 The distribution must be requested prior to Plan termination or the elimination of the Oppenheimer funds as an investment option under the Plan.
10 This provision does not apply to IRAs.
11 This provision does not apply to loans from 403(b)(7) custodial plans and loans from the OppenheimerFunds-sponsored Single K retirement plan.
12 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.

                                   Appendix B

                     Municipal Bond Industry Classifications

Adult Living Facilities
Airlines
Education
Electric Utilities
Gas Utilities
General Obligation
Higher Education
Highways/Railways
Hospital/Healthcare
Hotels, Restaurants & Leisure
Manufacturing, Durable Goods
Manufacturing, Non Durable Goods
Marine/Aviation Facilities
Multi-Family Housing
Municipal Leases
Non Profit Organization
Paper, Containers & Packaging
Parking Fee Revenue
Pollution Control
Resource Recovery
Sales Tax Revenue
Sewer Utilities
Single Family Housing
Special Assessment
Special Tax
Sports Facility Revenue
Student Loans
Telephone Utilities
Tobacco
Water Utilities

                                   Appendix C

OppenheimerFunds Special Sales Charge Arrangements and Waivers
--------------------------------------------------------------

In certain cases, the initial sales charge that applies to purchases of Class A shares2 of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A, Class B or Class C shares may be waived.3  That is because of the economies of sales efforts realized by OppenheimerFunds
Distributor, Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors.

Not all waivers apply to all funds. For example, waivers relating to Retirement
Plans do not apply to Oppenheimer municipal funds, because shares of those funds are not available for purchase by or on behalf of retirement plans. Other waivers apply only to shareholders of certain funds.

For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans:
         1) plans qualified under Sections 401(a) or 401(k) of the Internal
            Revenue Code,
         2) non-qualified deferred compensation plans,
         3) employee benefit plans4
         4) Group Retirement Plans5
         5) 403(b)(7) custodial plan accounts
         6) Individual Retirement Accounts ("IRAs"), including traditional
            IRAs, Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the
Distributor or the transfer agent (referred to in this document as the
"Transfer Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the
Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the
"Manager").

Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.
I.

   Applicability of Class A Contingent Deferred Sales Charges in Certain Cases
---------------------------------------------------------------------------------

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to
Initial Sales Charge but May Be Subject to the Class A Contingent Deferred
Sales Charge (unless a waiver applies).

      There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within
18 months (24 months in the case of Oppenheimer Rochester National Municipals and Rochester Fund Municipals) of the beginning of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A contingent deferred sales charge, the Distributor will pay the applicable concession described in the
Prospectus under "Class A Contingent Deferred Sales Charge."6 This waiver provision applies to:
|_|   Purchases of Class A shares aggregating $1 million or more.
|_|   Purchases of Class A shares by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March 1, 2001. That included plans
         (other than IRA or 403(b)(7) Custodial Plans) that: 1) bought shares costing $500,000 or more, 2) had at the time of purchase 100 or more eligible employees or total plan assets of $500,000 or more, or 3)
         certified to the Distributor that it projects to have annual plan purchases of $200,000 or more.
|_|   Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made:
         1) through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or
         2) by a direct rollover of a distribution from a qualified Retirement
            Plan if the administrator of that Plan has made special
            arrangements with the Distributor for those purchases.
|_|   Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:
         1) The record keeping is performed by Merrill Lynch Pierce Fenner &
            Smith, Inc. ("Merrill Lynch") on a daily valuation basis for the
            Retirement Plan. On the date the plan sponsor signs the
            record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch Investment
            Management, L.P. ("MLIM"), that are made available under a Service
            Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor, and  (b)  funds advised or managed by
            MLIM (the funds described in (a) and (b) are referred to as
            "Applicable Investments").
         2) The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and
            Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments.
         3) The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).
II.

              Waivers of Class A Sales Charges of Oppenheimer Funds
---------------------------------------------------------------------------------

A. Waivers of Initial and Contingent Deferred Sales Charges for Certain
Purchasers.

Class A shares purchased by the following investors are not subject to any
Class A sales charges (and no concessions are paid by the Distributor on such purchases):
|_|   The Manager or its affiliates.
|_|   Present or former officers, directors, trustees and employees (and their
         "immediate families") of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term
         "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage
         (step-children, step-parents, etc.) are included.
|_|   Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the
         Distributor for that purpose.
|_|   Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.
|_|   Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).
|_|   Dealers, brokers, banks or registered investment advisors that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.
|_|   Investment advisors and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.
|_|   "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_|   Clients of investment advisors or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the
         Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.
|_|   Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.
|_|   Accounts for which Oppenheimer Capital (or its successor) is the investment advisor (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.
|_|   A unit investment trust that has entered into an appropriate agreement with the Distributor.
|_|   Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.
|_|   Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code),
         in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_|   A TRAC-2000 401(k) plan (sponsored by the former Quest for Value
         Advisors) whose Class B or Class C shares of a Former Quest for Value
         Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November
         24, 1995.
|_|   A qualified Retirement Plan that had agreed with the former Quest for
         Value Advisors to purchase shares of any of the Former Quest for Value
         Funds at net asset value, with such shares to be held through
         DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by December
         31, 1996.

B. Waivers of Initial and Contingent Deferred Sales Charges in Certain
Transactions.

Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):
|_|   Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.
|_|   Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than
         Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor.
|_|   Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.

C. Waivers of the Class A Contingent Deferred Sales Charge for Certain
Redemptions.

The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:
|_|   To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value adjusted annually.
|_|   Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to "Shareholder Account
         Rules and Policies," in the applicable fund Prospectus).
|_|   For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:
         1) Following the death or disability (as defined in the Internal
            Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was
            established.
         2) To return excess contributions.
         3) To return contributions made due to a mistake of fact.
4)    Hardship withdrawals, as defined in the plan.7
         5) Under a Qualified Domestic Relations Order, as defined in the
            Internal Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal
            Revenue Code.
         6) To meet the minimum distribution requirements of the Internal
            Revenue Code.
         7) To make "substantially equal periodic payments" as described in
            Section 72(t) of the Internal Revenue Code.
         8) For loans to participants or beneficiaries.
         9) Separation from service.8
         10)      Participant-directed redemptions to purchase shares of a
            mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special
            arrangements with the Distributor.
         11)      Plan termination or "in-service distributions," if the
            redemption proceeds are rolled over directly to an
            OppenheimerFunds-sponsored IRA.
|_|   For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.
|_|   For distributions from retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the
         Distributor.
|_|   For distributions from retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or record keepers which have entered into a special agreement with the Distributor.
III.  Waivers of Class B, Class C and Class N Sales Charges of Oppenheimer Funds
---------------------------------------------------------------------------------

The Class B, Class C and Class N contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A. Waivers for Redemptions in Certain Cases.

The Class B, Class C and Class N contingent deferred sales charges will be waived for redemptions of shares in the following cases:
|_|   Shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies," in the applicable Prospectus.
|_|   Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.
|_|   The contingent deferred sales charges are generally not waived following the death or disability of a grantor or trustee for a trust account.
         The contingent deferred sales charges will only be waived in the limited case of the death of the trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.
|_|   Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.
|_|   Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.
|_|   Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.
|_|   Redemptions of Class C shares of an Oppenheimer fund in amounts of $1 million or more requested in writing by a Retirement Plan sponsor and submitted more than 12 months after the Retirement Plan's first purchase of Class C shares, if the redemption proceeds are invested to purchase Class N shares of one or more Oppenheimer funds.
|_|   Distributions9 from Retirement Plans or other employee benefit plans for any of the following purposes:
         1) Following the death or disability (as defined in the Internal
            Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was
            established in an Oppenheimer fund.
         2) To return excess contributions made to a participant's account.
         3) To return contributions made due to a mistake of fact.
         4) To make hardship withdrawals, as defined in the plan.10
         5) To make distributions required under a Qualified Domestic Relations
            Order or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
         6) To meet the minimum distribution requirements of the Internal
            Revenue Code.
         7) To make "substantially equal periodic payments" as described in
            Section 72(t) of the Internal Revenue Code.
         8) For loans to participants or beneficiaries.11
         9) On account of the participant's separation from service.12
         10)      Participant-directed redemptions to purchase shares of a
            mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a
            Retirement Plan if the plan has made special arrangements with the
            Distributor.
         11)      Distributions made on account of a plan termination or
            "in-service" distributions, if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
         12)      For distributions from a participant's account under an
            Automatic Withdrawal Plan after the participant reaches age 59 1/2, as long as the aggregate value of the distributions does not exceed
            10% of the account's value, adjusted annually.
         13)      Redemptions of Class B shares under an Automatic Withdrawal
            Plan for an account other than a Retirement Plan, if the aggregate value of the redeemed shares does not exceed 10% of the account's value, adjusted annually.
         14)      For distributions from 401(k) plans sponsored by
            broker-dealers that have entered into a special arrangement with the Distributor allowing this waiver.
|_|   Redemptions of Class B shares or Class C shares under an Automatic
         Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually.

B. Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:
|_|   Shares sold to the Manager or its affiliates.
|_|   Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
|_|   Shares issued in plans of reorganization to which the Fund is a party.
|_|   Shares sold to present or former officers, directors, trustees or employees (and their "immediate families" as defined above in Section
         I.A.) of the Fund, the Manager and its affiliates and retirement plans established by them for their employees.
IV.

 Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds
               Who Were Shareholders of Former Quest for Value Funds
---------------------------------------------------------------------------------

The initial and contingent deferred sales charge rates and waivers for Class A,
Class B and Class C shares described in the Prospectus or Statement of
Additional Information of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value Funds.
To be eligible, those persons must have been shareholders on November 24, 1995, when OppenheimerFunds, Inc. became the investment advisor to those former Quest for Value Funds.  Those funds include:
   Oppenheimer Quest Value Fund, Inc.           Oppenheimer Small Cap Value Fund
   Oppenheimer Quest Balanced Value Fund        Oppenheimer Quest International
   Value Fund, Inc.
   Oppenheimer Quest Opportunity Value Fund

      These arrangements also apply to shareholders of the following funds when they merged (were reorganized) into various Oppenheimer funds on November 24,
1995:

   Quest for Value U.S. Government Income Fund  Quest for Value New York
   Tax-Exempt Fund
   Quest for Value Investment Quality Income Fund     Quest for Value National
   Tax-Exempt Fund
   Quest for Value Global Income Fund     Quest for Value California Tax-Exempt
   Fund

      All of the funds listed above are referred to in this Appendix as the
"Former Quest for Value Funds."  The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an Oppenheimer fund that are either:
|_|   acquired by such shareholder pursuant to an exchange of shares of an
         Oppenheimer fund that was one of the Former Quest for Value Funds, or
|_|   purchased by such shareholder by exchange of shares of another
         Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on
         November 24, 1995.

A. Reductions or Waivers of Class A Sales Charges.

1.    Reduced Class A Initial Sales Charge Rates for Certain Former Quest for
Value Funds Shareholders.

Purchases by Groups and Associations.  The following table sets forth the initial sales charge rates for Class A shares purchased by members of
"Associations" formed for any purpose other than the purchase of securities. The rates in the table apply if that Association purchased shares of any of the
Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.

--------------------------------------------------------------------------------
                      Initial Sales       Initial Sales Charge   Concession as
Number of Eligible    Charge as a % of    as a % of Net Amount   % of Offering
Employees or Members  Offering Price      Invested               Price
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
9 or Fewer                   2.50%                2.56%              2.00%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
At  least  10 but not        2.00%                2.04%              1.60%
more than 49
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------
      For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund's Prospectus.

      Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an
Association, or the sales charge rate that applies under the Right of
Accumulation described in the applicable fund's Prospectus and Statement of
Additional Information. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Distributor.

2.    Waiver of Class A Sales Charges for Certain Shareholders.  Class A shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:
o     Shareholders who were shareholders of the AMA Family of Funds on February
            28, 1991 and who acquired shares of any of the Former Quest for
            Value Funds by merger of a portfolio of the AMA Family of Funds.
o     Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

3.    Waiver of Class A Contingent Deferred Sales Charge in Certain
Transactions.  The Class A contingent deferred sales charge will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for Value Fund:

      Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee
Retirement Income Security Act of 1974 and regulations adopted under that law.

B. Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

4.    Waivers for Redemptions of Shares Purchased Prior to March 6, 1995.  In
the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6, 1995 in connection with:
o     withdrawals under an automatic withdrawal plan holding only either Class
            B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account value, adjusted annually, and
o     liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

5.    Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but
Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an
Oppenheimer fund that was a Former Quest For Value Fund or into which such
Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995:
o     redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social
            Security Administration);
o     withdrawals under an automatic withdrawal plan (but only for Class B or
            Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account value; adjusted annually, and
o     liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value.

      A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another
Oppenheimer fund within 90 days after redemption.
V.     Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer
       Funds Who Were Shareholders of Connecticut Mutual Investment Accounts,
                                        Inc.
------------------------------------------------------------------------------

The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix) of the following Oppenheimer funds (each is referred to as a "Fund" in this section):
   Oppenheimer U. S. Government Trust,
   Oppenheimer Bond Fund,
   Oppenheimer Value Fund and
   Oppenheimer Disciplined Allocation Fund
are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the "Former Connecticut
Mutual Funds") on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual Funds:
   Connecticut Mutual Liquid Account         Connecticut Mutual Total Return
   Account
   Connecticut Mutual Government Securities Account   CMIA LifeSpan Capital
   Appreciation Account
   Connecticut Mutual Income Account         CMIA LifeSpan Balanced Account
   Connecticut Mutual Growth Account         CMIA Diversified Income Account

A. Prior Class A CDSC and Class A Sales Charge Waivers.

6.    Class A Contingent Deferred Sales Charge. Certain shareholders of a Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the "prior Class A CDSC").
Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

      Those shareholders who are eligible for the prior Class A CDSC are:
         1) persons whose purchases of Class A shares of a Fund and other
            Former Connecticut Mutual Funds were $500,000 prior to March 18,
            1996, as a result of direct purchases or purchases pursuant to the
            Fund's policies on Combined Purchases or Rights of Accumulation, who still hold those shares in that Fund or other Former
            Connecticut Mutual Funds, and
         2) persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge

      Any of the Class A shares of a Fund and the other Former Connecticut
Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

7.    Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares:
         1) any purchaser, provided the total initial amount invested in the
            Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of Intention and Rights of
            Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Former
            Connecticut Mutual Funds or a Fund into which such Fund merged;
         2) any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more;
         3) Directors of the Fund or any one or more of the Former Connecticut
            Mutual Funds and members of their immediate families;
         4) employee benefit plans sponsored by Connecticut Mutual Financial
            Services, L.L.C. ("CMFS"), the prior distributor of the Former
            Connecticut Mutual Funds, and its affiliated companies;
         5) one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and
         6) an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the
            Fund or any one or more of the Former Connecticut Mutual Funds, provided the institution had an agreement with CMFS.

      Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former Connecticut Mutual Funds described above.

      Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by
Connecticut Mutual Life Insurance Company through the Panorama Separate Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B. Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of
Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former Connecticut Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut Mutual Fund.
Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996:
   1) by the estate of a deceased shareholder;
   2) upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code;
   3) for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or 403(b)(7)of the
      Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;
4)    as tax-free returns of excess contributions to such retirement or employee benefit plans;
   5) in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or concession in connection with the purchase of shares of any registered investment management company;
   6) in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;
   7) in connection with the Fund's right to involuntarily redeem or liquidate the Fund;
   8) in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic
      Withdrawal Plan but limited to no more than 12% of the original value annually; or
   9) as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's Articles of Incorporation, or as adopted by the Board of Directors of the Fund.
VI.         Special Reduced Sales Charge for Former Shareholders of Advance
                                  America Funds, Inc.
---------------------------------------------------------------------------------

Shareholders of Oppenheimer AMT-Free Municipals, Oppenheimer U.S. Government
Trust, Oppenheimer Strategic Income Fund and Oppenheimer Capital Income Fund
who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance America Funds, Inc. into those Oppenheimer funds on October 18, 1991, and who held shares of Advance America Funds, Inc.
on March 30, 1990, may purchase Class A shares of those four Oppenheimer funds at a maximum sales charge rate of 4.50%.
VII.      Sales Charge Waivers on Purchases of Class M Shares of Oppenheimer
                              Convertible Securities Fund
---------------------------------------------------------------------------------

Oppenheimer Convertible Securities Fund (referred to as the "Fund" in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of investors listed below who, prior to March 11, 1996, owned shares of the Fund's then-existing Class A and were permitted to purchase those shares at net asset value without sales charge:
|_|   the Manager and its affiliates,
|_|   present or former officers, directors, trustees and employees (and their
         "immediate families" as defined in the Fund's Statement of Additional
         Information) of the Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment advisor of the Fund for their employees,
|_|   registered management investment companies or separate accounts of insurance companies that had an agreement with the Fund's prior investment advisor or distributor for that purpose,
|_|   dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees,
|_|   employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers (and whose identity is made known to the
         Distributor) or with the Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications,
|_|   dealers, brokers, or registered investment advisors that had entered into an agreement with the Distributor or the prior distributor of the Fund specifically providing for the use of Class M shares of the Fund in specific investment products made available to their clients, and dealers, brokers or registered investment advisors that had entered into an agreement with the Distributor or prior distributor of the
         Fund's shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment advisor provides administrative services.

Oppenheimer New Jersey Municipal Fund

Internet Website
     www.oppenheimerfunds.com
     ------------------------

Investment Advisor
     OppenheimerFunds, Inc.
     Two World Financial Center,
     225 Liberty Street, 11th Floor,
     New York, New York 10281-1008

Distributor
     OppenheimerFunds Distributor, Inc.
     Two World Financial Center,
     225 Liberty Street, 11th Floor,
     New York, New York 10281-1008

Transfer Agent
     OppenheimerFunds Services
     P.O. Box 5270
     Denver, Colorado 80217
     1.800.CALL OPP(225.5677)

Custodian Bank
     Citibank, N.A.
     111 Wall Street
     New York, New York 10005

Independent Registered Public Accounting Firm
     KPMG LLP
     707 Seventeenth Street
     Denver, Colorado 80202

Legal Counsel
     Mayer, Brown, Rowe & Maw LLP
     1675 Broadway
     New York, New York 10019

1234
PX395.001.0205

---------------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Pennsylvania Municipal Fund
---------------------------------------------------------------------------------------------------------------------------------------

6803 South Tucson Way, Centennial, Colorado 80112-3924
1.800.525.7048

Statement of Additional Information dated September 27, 2004, revised February 3, 2005

         This Statement of Additional Information is not a Prospectus.  This document contains additional information about the Fund and supplements information in the Prospectus dated September 27, 2004.  It should be read together with the Prospectus.  You can obtain the Prospectus by writing to the Fund's Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217 or
by calling the Transfer Agent at the toll-free number shown above or by downloading it from the OppenheimerFunds Internet website at
www.oppenheimerfunds.com.

Contents                                                                                                  Page

About the Fund

About Your Account

Financial Information About the Fund

---------------------------------------------------------------------------------------------------------------------------------------
ABOUT THE FUND
---------------------------------------------------------------------------------------------------------------------------------------

Additional Information About the Fund's Investment Policies and Risks

         The investment objective, the principal investment policies and the main risks of the Fund are described in the Prospectus.
This Statement of Additional Information contains supplemental information about those policies and the types of securities that the
Fund's investment manager, OppenheimerFunds, Inc. (the Manager), can select for the Fund.  Additional information is also provided about the strategies the Fund may use to try to achieve its objective.

The Fund's Investment Policies.  The composition of the Fund's portfolio and the techniques and strategies that the Fund's Manager may use in selecting portfolio securities will vary over time.  The Fund is not required to use all of the investment techniques and strategies described below at all times in seeking its objective.  It may use some of the special investment techniques and strategies at some times or not at all.

         The Fund does not make investments with the objective of seeking capital growth , since that would generally be inconsistent with its goal of seeking tax-exempt income.  However, the values of the securities held by the Fund may be affected by changes in general interest rates and other factors prior to their maturity.  Because the current value of debt securities vary inversely with changes in prevailing interest rates, if interest rates increased after a security is purchased, that security will normally decline in value.  Conversely, should interest rates decrease after a security is purchased, normally its value will rise.

         However, those fluctuations in value will not generally result in realized gains or losses to the Fund unless the Fund sells the security prior to the security's maturity.  A debt security held to maturity is redeemable by its issuer at full principal value plus accrued interest. The Fund does not usually intend to dispose of securities prior to their maturity, but may do so for liquidity purposes, or because of other factors affecting the issuer that cause the Manager to sell the particular security. In that case, the
Fund could realize a capital gain or loss on the sale.

         There are variations in the credit quality of municipal securities, both within a particular rating classification and between classifications.  These variations depend on numerous factors.  The yields of municipal securities depend on a number of factors, including general conditions in the municipal securities market, the size of a particular offering, the maturity of the obligation and rating (if any) of the issue.  These factors are discussed in greater detail below.

Municipal Securities.  The types of municipal securities in which the Fund may invest are described in the Prospectus under "About the Fund's Investments."  As a fundamental policy, the Fund invests at least 80% of its assets in municipal securities.  In addition, as a fundamental policy, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in Pennsylvania municipal securities.  This includes securities that generate income subject to the alternative minimum tax. The Manager has interpreted the Fund's policy regarding investment in municipal securities to require the Fund to invest at least 80% of the Fund's net assets in municipal securities. Municipal securities are generally classified as general obligation bonds, revenue bonds and notes.  A discussion of the general characteristics of these principal types of municipal securities follows below.

         |X| Municipal Bonds.  The Fund has have classified municipal securities having a maturity (when the security is issued) of more than one (1) year as "municipal bonds."  The principal classifications of long-term municipal bonds are "general obligation" and
"revenue" (including "industrial development") bonds.  They may have fixed, variable or floating rates of interest, as described below.

         Some bonds may be "callable," allowing the issuer to redeem them before their maturity date. To protect bondholders, callable bonds may be issued with provisions that prevent them from being called for a period of time.  Typically, that is five (5)
to ten (10) years from the issuance date.  When interest rates decline, if the call provision on a bond has expired, it is more likely that the issuer may call the bond.  If that occurs, the Fund might have to reinvest the proceeds of the called bond in bonds that have a lower rate of return.

                  |X| General Obligation Bonds.  The basic security behind general obligation bonds is the issuer's pledge of its full faith and credit and taxing power, if any, for the repayment of principal and the payment of interest. Issuers of general obligation bonds include states, counties, cities, towns, and regional districts.  The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The rate of taxes that can be levied for the payment of debt service on these bonds may be limited or unlimited. Additionally, there may be limits as to the rate or amount of special assessments that can be levied to meet these obligations.

                  |X| Revenue Bonds.  The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source, such as a state's or local government's proportionate share of the tobacco Master Settlement Agreement.  Revenue bonds are issued to finance a wide variety of capital projects. Examples include electric, gas, water and sewer systems; highways, bridges, and tunnels;
port and airport facilities; colleges and universities; and hospitals.

                  Although the principal security for these types of bonds may vary from bond to bond, many provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments on the issuer's obligations.  Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects.  Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

                  |X| Industrial Development Bonds.  Industrial development bonds are considered municipal bonds if the interest paid is exempt from federal income tax.  They are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control.  These bonds may also be used to finance public facilities such as airports, mass transit systems, ports, and parking.  The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed by the bond as security for those payments.

                  |X| Private Activity Bonds.  Interest on certain Qualified Private Activity Bonds is excludable from gross income for federal income tax purposes if certain tests are met. They are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control.  These bonds may also be used to finance public facilities such as airports, mass transit systems, ports, and parking.  The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed by the bond as security for those payments.

         The Tax Reform Act of 1986 (the "Tax Reform Act") reorganized, as well as amended, the rules governing tax exemption for interest on certain types of municipal securities.  The Tax Reform Act generally did not change the tax treatment of bonds issued in order to finance governmental operations.  Thus, interest on general obligation bonds issued by or on behalf of state or local governments, the proceeds of which are used to finance the operations of such governments, continues to be tax-exempt.  However, the
Tax Reform Act limited the use of tax-exempt bonds for non-governmental (private) purposes.  More stringent restrictions were placed on the use of proceeds of such bonds.  Interest on certain private activity bonds is taxable under the revised rules.  There is an exception for "qualified" tax-exempt private activity bonds, for example, exempt facility bonds including certain industrial development bonds, qualified mortgage bonds, qualified Section 501(c)(3) bonds, and qualified student loan bonds.

         In addition, limitations as to the amount of private activity bonds which each state may issue were revised downward by the
Tax Reform Act, which will reduce the supply of such bonds.  The value of the Fund's portfolio could be affected if there is a reduction in the availability of such bonds.

         Interest on certain private activity bonds issued after August 7, 1986, which continues to be tax-exempt, will be treated as a tax preference item subject to the federal alternative minimum tax (discussed below) to which certain taxpayers are subject.  The
Fund may hold municipal securities the interest on which (and thus a proportionate share of the exempt-interest dividends paid by the
Fund) will be subject to the Federal alternative minimum tax on individuals and corporations. There are no limits on the amount of assets the Fund may invest in private activity securities.

         The Federal alternative minimum tax is designed to ensure that all persons who receive income pay some tax, even if their regular tax is zero.  This is accomplished in part by including in taxable income certain tax preference items that are used to calculate alternative minimum taxable income.  The Tax Reform Act made tax-exempt interest from certain private activity bonds a tax preference item for purposes of the alternative minimum tax on individuals and corporations.  Any exempt-interest dividend paid by a regulated investment company will be treated as interest on a specific private activity bond to the extent of the proportionate relationship the interest the investment company receives on such bonds bears to all its exempt interest dividends.

         In addition, corporate taxpayers subject to the alternative minimum tax may, under some circumstances, have to include exempt-interest dividends in calculating their alternative minimum taxable income. That could occur in situations where the "adjusted current earnings" of the corporation exceeds its alternative minimum taxable income.

         To determine whether a municipal security is treated as a taxable private activity bond, it is subject to a test for: (a) a trade or business use and security interest, or (b) a private loan restriction. Under the trade or business use and security interest test, an obligation is a private activity bond if: (i) more than 10% of the bond proceeds are used for private business purposes and
(ii) 10% or more of the payment of principal or interest on the issue is directly or indirectly derived from such private use or is secured by the privately used property or the payments related to the use of the property. For certain types of uses, a 5% threshold is substituted for this 10% threshold.

         The term "private business use" means any direct or indirect use in a trade or business carried on by an individual or entity other than a state or municipal governmental unit.  Under the private loan restriction, the amount of bond proceeds that may be used to make private loans is limited to the lesser of 5% or $5.0 million of the proceeds.  Thus, certain issues of municipal securities could lose their tax-exempt status retroactively if the issuer fails to meet certain requirements as to the expenditure of the proceeds of that issue or the use of the bond-financed facility. The Fund makes no independent investigation of the users of such bonds or their use of proceeds of the bonds.  If the Fund should hold a bond that loses its tax-exempt status retroactively, there might be an adjustment to the tax-exempt income previously distributed to shareholders.

         Additionally, a private activity bond that would otherwise be a qualified tax-exempt private activity bond will not, under
Internal Revenue Code Section 147(a), be a qualified bond for any period during which it is held by a person who is a "substantial user" of the facilities or by a "related person" of such a substantial user.  This "substantial user" provision applies primarily to exempt facility bonds, including industrial development bonds. The Fund may invest in industrial development bonds and other private activity bonds.  Therefore, the Fund may not be an appropriate investment for entities which are "substantial users" (or persons related to "substantial users") of such exempt facilities.  Those entities and persons should consult their tax advisers before purchasing shares of the Fund.

         A "substantial user" of such facilities is defined generally as a "non-exempt person who regularly uses part of a facility"
financed from the proceeds of exempt facility bonds.  Generally, an individual will not be a "related person" under the Internal
Revenue Code unless such individual or the individual's immediate family (spouse, brothers, sisters and immediate descendants) own directly or indirectly in the aggregate more than 50% in value of the equity of a corporation or partnership which is a "substantial user" of a facility financed from the proceeds of exempt facility bonds.

         |X| Municipal Notes.  Municipal securities having a maturity (when the security is issued) of less than one (1) year are generally known as municipal notes.  Municipal notes generally are used to provide for short-term working capital needs.  Some of the types of municipal notes the Fund can invest in are described below.

         |X| Tax Anticipation Notes.  These are issued to finance working capital needs of municipalities.  Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use or other business taxes, and are payable from these specific future taxes.

         |X| Revenue Anticipation Notes.  These are notes issued in expectation of receipt of other types of revenue, such as Federal revenues available under Federal revenue-sharing programs.

         |X| Bond Anticipation Notes.  Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged.  The long-term bonds that are issued typically also provide the money for the repayment of the notes.

         |X| Construction Loan Notes.  These are sold to provide project construction financing until permanent financing can be secured.  After successful completion and acceptance of the project, it may receive permanent financing through public agencies, such as the Federal Housing Administration.

         |X| Tax-Exempt Commercial Paper. This type of short-term obligation (usually having a maturity of 270 days or less), is issued by a municipality to meet current working capital needs.

         |X| Municipal  Lease  Obligations.  The Fund's  investments in municipal  lease  obligations  may be through  certificates  of participation  that are  offered to  investors  by public  entities.  Municipal  leases may take the form of a lease or an  installment purchase  contract  issued by a state or local  government  authority  to obtain  funds to  acquire a wide  variety  of  equipment  and facilities.

         Some  municipal  lease  securities may be deemed to be "illiquid"  securities.  Their purchase by the Fund would be limited as described  below in  "Illiquid  Securities."  From time to time the Fund may invest more than 5% of its net assets in  municipal  lease obligations  that the Manager has determined to be liquid under guidelines set by the Board of Trustees.  Those guidelines  require the
Manager to evaluate:

         |_| the frequency of trades and price quotations for such securities;
         |_| the number of dealers or other potential buyers willing to purchase or sell such securities;
         |_| the availability of market-makers; and
         |_| the nature of the trades for such securities.

         Municipal leases have special risk  considerations.  Although lease obligations do not constitute  general  obligations of the municipality  for which the  municipality's  taxing power is pledged,  a lease  obligation is ordinarily  backed by the  municipality's covenant to budget for,  appropriate and make the payments due under the lease obligation.  However,  certain lease obligations contain
"non-appropriation"  clauses which provide that the  municipality has no obligation to make lease or installment  purchase  payments in future years unless money is appropriated  for that purpose on a yearly basis.  While the obligation  might be secured by the lease, it might be  difficult  to dispose of that  property in case of a default.  The  Commonwealth  of  Pennsylvania  is not required by law to appropriate or otherwise provide moneys from which the lease payments are to be made.

         Projects financed with  certificates of participation  generally are not subject to state  constitutional  debt limitations or other  statutory  requirements  that may  apply to  other  municipal  securities.  Payments  by the  public  entity  on the  obligation underlying  the  certificates  are derived from  available  revenue  sources.  That  revenue  might be diverted to the funding of other municipal  service  projects.  Payments of interest  and/or  principal with respect to the  certificates  are not guaranteed and do not constitute an obligation of a state or any of its political subdivisions.

         In  addition  to the risk of  "non-appropriation,"  municipal  lease  securities  do not  have as  highly  liquid a market  as conventional  municipal  bonds.  Municipal  leases,  like other municipal debt  obligations,  are subject to the risk of non-payment of interest or  repayment of principal  by the issuer.  The ability of issuers of  municipal  leases to make timely lease  payments may be adversely  affected in general economic  downturns and as relative  governmental cost burdens are reallocated among federal,  state and local  governmental  units.  A default in payment of income would result in a reduction of income to the Fund.  It could also result in a reduction in the value of the municipal  lease and that,  as well as a default in repayment of principal,  could result in a decrease in the net asset  value of the Fund.  While the Fund  holds such  securities,  the  Manager  will also  evaluate  the  likelihood  of a continuing market for these securities and their credit quality.

         |X| Ratings of Municipal  Securities.  Ratings by ratings  organizations such as Moody's Investors Service,  Inc. ("Moody's"),
Standard & Poor's Rating Services,  a division of the McGraw-Hill  Companies,  Inc.  ("S&P") and Fitch,  Inc.  ("Fitch")  represent the respective rating agency's opinions of the credit quality of the municipal  securities they undertake to rate.  However,  their ratings are general opinions and are not guarantees of quality.  Municipal  securities that have the same maturity,  coupon and rating may have different  yields,  while other  municipal  securities  that have the same maturity and coupon but different  ratings may have the same yield.

         Lower grade  securities  (often  referred  to as "junk  bonds") may have a higher  yield than  securities  rated in the higher rating  categories.  In addition to having a greater risk of default than  higher-grade  securities,  there may be less of a market for these  securities.  As a result they may be harder to sell at an  acceptable  price.  The  additional  risks mean that the Fund may not receive  the  anticipated  level of income  from these  securities,  and the Fund's net asset  value may be affected by declines in the value of lower-grade  securities.  However,  because the added risk of lower quality securities might not be consistent with the Fund's policy of preservation of capital, the Fund limits its investments in lower quality securities.

         Subsequent  to its  purchase by the Fund, a municipal  security  may cease to be rated or its rating may be reduced  below the minimum  required for purchase by the Fund.  Neither event  requires the Fund to sell the security,  but the Manager will consider such events in  determining  whether the Fund should  continue to hold the security.  To the extent that ratings  given by Moody's,  S&P, or
Fitch change as a result of changes in those rating  organizations  or their rating  systems,  the Fund will attempt to use  comparable ratings as standards for investments in accordance with the Fund's investment policies.

         The Fund may buy municipal  securities that are  "pre-refunded."  The issuer's  obligation to repay the principal value of the security is  generally  collateralized  with U.S.  government  securities  placed in an escrow  account.  This causes the  pre-refunded security to have essentially the same risks of default as a AAA-rated security.

         The rating  definitions  of Moody's,  S&P and Fitch for municipal  securities are contained in Appendix A to this Statement of
Additional  Information.  The Fund can  purchase  securities  that are  unrated by  nationally  recognized  rating  organizations.  The
Manager will make its own assessment of the credit  quality of unrated  issues the Fund buys. The Manager will use criteria  similar to those used by the rating  agencies,  and assign a rating  category to a security  that is  comparable  to what the  Manager  believes a rating  agency  would  assign to that  security.  However,  the  Manager's  rating does not  constitute a guarantee of the quality of a particular issue.

Special Risks of Investing  Primarily in  Pennsylvania  Municipal  Securities.  Because the Fund focuses its  investments  primarily on
Pennsylvania  municipal  securities,  the value of its portfolio  investments  will be highly  sensitive to events affecting the fiscal stability of the Commonwealth of Pennsylvania and its  municipalities,  authorities and other  instrumentalities  that issue securities in which the Fund invests, including political developments,  economic problems and legislation.  Many different social,  environmental and  economic  factors  may  affect  the  financial  condition  of  Pennsylvania  and its  political  subdivisions.  From  time to time
Pennsylvania and certain of its political  subdivisions  have encountered  financial  difficulties  that have adversely  affected their respective credit standings.  Other factors that may negatively affect economic  conditions in Pennsylvania  include adverse changes in employment  rates,  federal revenue sharing or laws with respect to tax-exempt  financing.  In addition,  the recent national  economic recession and the continuing economic uncertainty has had, and may continue to have, a negative impact on the Pennsylvania economy.

         It is not possible to predict the future  impact of the  political  developments,  economic  problems and  legislation  on the long-term  ability of the  Commonwealth of Pennsylvania or Pennsylvania  municipal  issuers to pay interest or repay principal on their obligations.  The  information  below about these  conditions is only a brief summary  based upon  information  the Fund has drawn from sources that it believes are reliable,  including official statements  relating to securities  offerings of Pennsylvania  issuers.  The information below is general in nature and does not provide  information about financial  condition of the state or specific issuers in whose securities the Fund may invest, or the risks of those specific investments.

         |X| The Effect of General  Economic  Conditions in the State.  The  Commonwealth  of  Pennsylvania is one of the most populous states,  ranking  sixth  behind  California,  Texas,  New York,  Florida and  Illinois.  Pennsylvania  is an  established  state with a diversified  economy.  It is the headquarters  for many major  corporations.  Pennsylvania had historically  been identified as a heavy industry state.  That  reputation has changed over the last thirty years as the coal,  steel and railroad  industries  declined and the
Commonwealth's  business environment  readjusted with a more diversified economic base. This economic  readjustment was a direct result of a long-term  shift in jobs,  investment  and workers away from the  northeast  part of the nation.  Currently,  the major sources of growth in  Pennsylvania  are in the  service  sector,  including  trade,  medical  and the health  services,  education  and  financial institutions.  Pennsylvania's estimated 5.7 million-person work force ranks as the sixth largest labor pool in the nation.

         The  Commonwealth  uses the fund method of accounting.  The General Fund, the  Commonwealth's  largest fund,  receives all tax revenues,  non-tax revenues and federal grants and entitlements that are not specified by law to be deposited  elsewhere.  The majority of the  Commonwealth's  operating  and  administrative  expenses  are  payable  from the  General  Fund.  Debt  service  and all bonded indebtedness  of the  Commonwealth,  except that issued for highway  purposes or for the benefit of other  special  revenue  funds,  is payable from the General Fund.

         Beginning with its GAAP basis financial  statements for the fiscal year ended June 30, 2002, the Commonwealth  adopted several new  accounting  and  reporting  standards  established  by  the  Governmental  Accounting  Standards  Board  (collectively,  the  "New
Standards").  Among other things,  these New Standards  require  presentation  of  government-wide  and fund financial  statements that
constitute  basic  financial   statements  and  replace   general-purpose   financial   statements  reported  under  former  standards.
Government-wide  financial  statements  are intended to portray the government  "as a whole" while fund  financial  statements  provide fund-specific  information.  Government-wide  financial  statements  are intended to describe the total cost of providing  governmental services and disclose whether the Commonwealth's financial condition improved or weakened during the fiscal year

         Legislation  enacted  with the  adoption of the fiscal year 2003  budget  abolished  the Tax  Stabilization  Reserve  Fund and transferred its balance of $1.038 billion to the General Fund. That  legislation  also  established a new reserve fund named the Budget
Stabilization  Reserve Fund and initially  directed $300 million of funding from the General Fund for deposit to the fund during fiscal year 2003.  Subsequently,  the General Assembly  repealed the $300 million transfer  allowing that amount to remain in the General Fund to help offset anticipated revenue shortfalls to the fiscal year 2003 budget.

Financial Results for Recent Fiscal Years (GAAP Basis).

         During the five-year period from fiscal year 1999 through fiscal year 2003,  total revenues and other sources  increased by an average of 4.3 percent  annually.  Tax  revenues  during this same period  increased by an annual  average of 1.9  percent.  During the past several  fiscal years slow economic  growth and the resulting slow growth for tax revenues have caused fees and license income and other  financing  sources such as transfers  from other funds to become a larger  portion of income to the General  Fund.  Expenditures and other uses during the fiscal years 1999 through 2003 rose at an average  annual rate of 5.7  percent.  Comparison  of  expenditures by  individual  category in fiscal years 2002 and 2003 to prior fiscal  years is not  reliable due to a change to the  definitions  for these  expenditure  categories in fiscal year 2002. The fund balance at June 30, 2003 totaled  $2,357.7  million,  a decrease of $665.1 million  from the  balance at June 30,  2002  (restated).  The fiscal year 2003  year-end  unreserved-undesignated  portion of the fund balance was $1,314.5 million, $289.3 million below the amount recorded for fiscal year 2002.

Fiscal 2003 Results.

         Continued slow growth in the national economy since the recession of 2001 impacted the Commonwealth tax and revenue collections in fiscal year 2003.  Actual fiscal year Commonwealth revenues were below estimate by 2.3 percent or $497.6 million.
Total fiscal year 2003 Commonwealth revenues net of reserves for tax refunds and including intergovernmental transfers and additional resources were $21,808.5 million.  Actual expenditures from fiscal year 2003 appropriations were 1.4 percent or $295.7 million below the original enacted amounts for fiscal year 2003.  Total expenditures net of appropriation lapses and including intergovernmental transfers and expenditures from additional resources totaled $21,671.9 million.  As result of financial operations during fiscal year
2003, efforts to reduce expenditures and the General Assembly's repeal of the transfer of $300 million from the General Fund to the
Budget Stabilization Reserve Fund, the unappropriated surplus balance increased by $136.6 million prior to the statutorily required
25 percent transfer to the Budget Stabilization Reserve Fund.  As result, the fiscal year 2003 final unappropriated surplus balance was $209.3 million as of June 30, 2003.

         Revenues available to the Commonwealth, including intergovernmental transfers and additional resources, and prior to reserves for refunds increased 11.0 percent from fiscal year 2002 levels.  Fiscal year 2003 revenues totaled $21,808.5 million, an increase of $2.2 billion over fiscal year 2002 revenues.  Commonwealth taxes and revenues, prior to reserves for refunds, increased by $1.3 billion to $21,314.5 million in fiscal year 2003, a 6.3 percent increase.  This increase in tax revenues was primarily due to increases for certain Commonwealth taxes enacted with the fiscal 2003 budget.  While Commonwealth revenues increased year over year, revenues were below the estimate enacted with the fiscal 2003 budget.  Commonwealth taxes and revenues (prior to reserves for tax refunds) totaled $21,314.5 million, $497.6 million (2.3 percent) below the estimate made at the time the fiscal year 2003 budget was enacted.  Most major Commonwealth tax categories performed below the estimated amount for fiscal year 2003.

         For GAAP purposes, the General Fund reported a fund balance of $2,357.7 million, a decrease of $665 million from the reported $3,022.8 million fund balance at June 30, 2002.  On a net basis, total assets increased by $388 million to $8,525 million.
Liabilities increased by $1,053 million to $6,167 million largely because of a $383 million increase in accounts payable.  A large part of the $665 million net decrease in General Fund balance was because the General Fund transferred $903 million to other Funds and provided $1,037 million to component units.  Without these items, the General Fund would have increased by $1,275 million.  Total
General Fund expenditures increased by 8.2 percent during the fiscal year ended June 30, 2003, on a reported basis, largely because of a sharp increase in expenditures for medical and other assistance (reported as part of health and human services) and a change in classification for component unit subsidies.  The overall decrease in fund balance ($665 million) during the fiscal year was an improvement of $957 million over the prior year fiscal year decrease in fund balance ($1,622 million).  On an overall basis, during periods of declining or slow economic growth, it is common for the fund balance of the General Fund to decline.

Fiscal 2004 Results.

         A rebounding national economy that exceeded preliminary estimates for growth resulted in actual fiscal year 2004
Commonwealth General Fund revenues exceeding the budget estimate by 2.9 percent, or $636.7 million.  Total fiscal year 2004 revenues net of reserves for tax refunds and including intergovernmental transfers and additional resources totaled $23,159.7 million.  Total expenditures net of appropriation lapses and including intergovernmental transfers and expenditures from additional resources was
$23,089.2 million.  As result of Commonwealth financial operations during the fiscal year the preliminary unappropriated surplus balance, prior to the statutorily required 25 percent transfer to the Budget Stabilization Reserve Fund, was scheduled to increase
$57.5 million to $266.8 million from the fiscal year 2003 ending balance.  Following the statutorily required 25 percent transfer to the Budget Stabilization Reserve Fund ($66.7 million), a supplemental transfer of $123.3 million also made to the Budget
Stabilization Reserve Fund.  As result, the fiscal year 2004 final unappropriated surplus balance was $76.7 million as of June 30,
2004.

         Revenues available to the Commonwealth, including intergovernmental transfers and additional resources increased 6.2 percent from fiscal year 2003 levels.  Fiscal year 2004 revenues totaled $23,159.7 million, an increase of $1,351.2 million over fiscal year
2003 revenues. Commonwealth taxes and revenues, prior to reserves for refunds, increased by $1,513.6 million to $22,828.1 million in fiscal year 2004, a 7.1 percent increase from fiscal year 2003 actual receipts.  This increase in tax revenues was primarily due to increases for certain Commonwealth taxes enacted with the fiscal year 2004 budget.  Tax revenues to the Commonwealth for fiscal year
2004 exceeded the budget estimate, as re-certified in December 2003, by $636.7 million or 2.9 percent.  Nearly all Commonwealth major tax and revenue categories experienced revenue collections above the budget estimate.  Non-tax revenue collections were $158.9 million (25.5 percent) greater than projected, principally due to increased earnings on investments and the enhancement of
Commonwealth's escheat program.  In addition, as part of the fiscal year 2004 budget certain tax, fee and other revenue enhancement items totaling $794 million were enacted.

         Reserves for tax refunds in fiscal year 2004 were $1,014.7 million, an increase of 9.2 percent over fiscal year 2003 reserves.  Recent tax rate and tax base changes have contributed to the growth rate in refunds in fiscal year 2004.  Actual tax refunds have stabilized after several recent years of increases.  At the end of fiscal year 2004, approximately $91.7 million of reserves were available for making tax refunds in the following fiscal year.

         Expenditures for the fiscal year, including supplemental appropriations, intergovernmental transfers and additional resources, and net of appropriation lapses, totaled $23,089.2million, representing an increase of $1,417.3 million or 6.5 percent from the fiscal year 2003 level.  A total of $182.9 million in appropriations were lapsed in fiscal year 2004.  The fiscal year 2004 budget continued to utilize an enhanced level of intergovernmental transfers for a portion of medical assistance costs, albeit at a reduced rate from fiscal year 2003.

         GAAP financial information is not yet available for fiscal year 2004.

         As part of his fiscal year 2004 budget proposal, the Governor proposed two major program expansions that were enacted by the
General Assembly.  In education, the Governor proposed to shift a substantial portion of local public school costs from local property taxes levied by school districts to an increased subsidy payment to school districts by the Commonwealth.  The program as enacted would increase, over time, the Commonwealth's subsidy of local public school costs to 50 percent of total costs in the aggregate.  Funds for education at the local level totaling nearly $1.0 billion are expected to be funded from taxes realized from the legalization of slot machines at racetracks in the state.  The increased level of education funding from the Commonwealth would be used to reduce local property taxes by an equal amount.  The Governor also proposed an economic stimulus plan for the Commonwealth to provide additional funding to be combined with private investments to invest in economic development projects within the state.
Investments are to be directed to blighted rural, urban and suburban sites to be re-developed to spur the location of new job-creating businesses.  The funding for the economic stimulus program is to come from $2,025 million of debt issued over more than four fiscal years.

         Major portions of the Governor's economic stimulus proposal were enacted with the passage of Acts 10, 12, 22, 23 and 67 of
2004.

Fiscal 2005 Budget.

         The adopted budget for fiscal year 2005 is based on an estimated 4.5 percent increase for Commonwealth General Fund revenues prior to accounting for any changes in tax and revenue provisions enacted in the second half of fiscal year 2004.  After adjustments for various tax rate and tax base changes enacted for the fiscal year 2004 budget, total Commonwealth General Fund revenues are projected to increase 3.8 percent over fiscal year 2004 actual receipts and total $23,866.5 million prior to reserves for tax refunds.  The tax revenue component of Commonwealth receipts, including the effects of the tax rate and tax base changes enacted in fiscal year 2004, is expected to rise $1,342.1 million or 6.1 percent over fiscal year 2004 actual receipts.  Approximately two-thirds of the increase in tax revenues is associated with the various tax rate and tax base changes.

         Receipts of Commonwealth non-tax revenues are expected to return to historic levels of approximately $478.4 million in fiscal year 2005, a reduction of $303.6 million from fiscal year 2004 actual receipts.

         The fiscal year 2005 estimate for Commonwealth revenues as estimated in June 2004 was based upon an economic forecast for national real gross domestic product to grow at a 4.1 percent rate from the second quarter 2004 to the second quarter 2005.  The forecast anticipates that economic growth will continue to recover from a recent period of softness in the second quarter of 2004 and that employment levels will continue to improve moderately.  Trends in the Pennsylvania economy are expected to maintain their close association with national economic trends.  Personal income growth in Pennsylvania is projected to remain slightly below that of the
U.S., while the Pennsylvania unemployment rate is anticipated to be close to the national rate.
         The enacted fiscal year 2005 budget provides $22,876.1 million of appropriations from Commonwealth revenues, an increase of
4.5 percent from fiscal year 2004 appropriations, and represents a planned draw down of $71.8 million of the unappropriated surplus balance available at the end of fiscal year 2004.  In addition, approximately $377.6 million of remaining federal fiscal relief is appropriated in fiscal year 2005 to fund expenditures normally funded from Commonwealth revenues.  The enacted budget also includes
$673.8 million in funding for medical assistance expenditures through intergovernmental transfer proceeds.  This amount is a decrease of 8.8 percent from the $738.7 million in intergovernmental transfer proceeds utilized during fiscal year 2004.

         The achievement of the budgeted results may be adversely affected by a number of trends or events, including developments in the national and state economy.

         According to the Pennsylvania  Department of Revenue  "Monthly  Revenue Report" for August 2004, the state collected  $1,657.7 million in General Fund revenues in August 2004 - $103.7  million,  or 6.7 percent  above the official  estimate.  Fiscal  year-to-date
General Fund collections total $3,133.8 million, which is $28.6 million, or 0.9 percent, above the official estimate.

Commonwealth Debt.

         The current  constitutional  provisions  relating to Commonwealth debt permit the issuance of the following types of debt: (i)
debt to suppress  insurrection  or  rehabilitate  areas affected by disaster,  (ii)  electorate  approved debt,  (iii) debt for capital projects  subject to an aggregate debt limit of 1.75 times the annual  average tax revenue of the preceding five (5) fiscal years,  and
(iv) tax  anticipation  notes  payable in the fiscal year of  issuance.  All debt except tax  anticipation  notes must be  amortized in substantial and regular amounts.  Outstanding general obligation debt totaled $6,892.6 million at June 30, 2004.

         Other  state-related   obligations  include  "moral  obligations."  Moral  obligation   indebtedness  may  be  issued  by  the
Pennsylvania  Housing  Financing  Agency,  a  state-created  agency which provides  financing for housing for lower and moderate income families,  and the Hospitals and Higher Education Facilities Authority of Philadelphia,  a municipal authority organized by the City of
Philadelphia  to, among other  things,  acquire and prepare  various sites for use as  intermediate  care  facilities  for the mentally retarded.

         The  Commonwealth,  through several of its departments and agencies,  leases various real property and equipment.  Some leases and their respective lease payments are, with the Commonwealth's  approval,  pledged as security for debt obligations issued by certain public  authorities or other  entities  within the state.  All lease  payments  payable by  Commonwealth  departments  and agencies are subject to and  dependent  upon an annual  spending  authorization  approved  through the  Commonwealth's  annual budget  process.  The
Commonwealth  is not required by law to  appropriate  or otherwise  provide  moneys from which the lease  payments are to be paid.  The obligations to be paid from such lease payments are not bonded debt of the Commonwealth.

         In addition,  certain  Commonwealth-created  organizations  have statutory  authorization to issue debt for which Commonwealth appropriations  to pay debt service thereon are not required.  The debt of these  organizations is funded by the assets of, or revenues derived from, the various  projects  financed and is not a statutory or moral obligation of the  Commonwealth.  Some of these agencies, however,  are indirectly  dependent on Commonwealth  operating  appropriations.  The Commonwealth also maintains pension plans covering state employees, public school employees and employees of certain state-related organizations.

         As of September 20, 2003,  Pennsylvania  general  obligation bonds were rated AA by S&P, Aa2 by Moody's and AA by Fitch. Those ratings are subject to change.

         |X| Local Tax  Considerations.  Pennsylvania  municipalities  and school districts are, with certain  limitations,  authorized to impose a variety of taxes.  The real estate tax is the only tax  authorized  by law to be levied by all classes of local  government in the state.  Thus,  property owners generally pay real estate taxes to three independent  authorities - the county,  the municipality and the school district.

         The Local Tax Enabling Act,  applicable to almost all political  subdivisions in Pennsylvania,  gives local governments (other than counties) and school  districts in  Pennsylvania a broad range of non-real  estate tax sources.  The taxes commonly in use include the earned  income or wage tax,  per capita  taxes,  occupation  taxes,  occupational  privilege  taxes,  real estate  transfer  taxes, amusement and admission taxes and business gross receipts taxes.  Counties are also permitted to impose  intangible  personal  property taxes.

         In addition,  the City and School  District of  Philadelphia  have separate  taxing  authority to impose a variety of business taxes, wage taxes, income and other various taxes.

         There is various litigation pending against the Commonwealth,  its officers and employees.  An adverse decision in one or more of these cases could materially affect the Commonwealth's governmental operations.

         Other  Investment  Techniques and  Strategies.  In seeking its  objective,  the Fund may from time to time employ the types of investment  strategies and investments  described  below. It is not required to use all of these  strategies at all times, and at times may not use them.

         Portfolio  Turnover.  A change in the securities  held by the Fund from buying and selling  investments is known as "portfolio turnover."  Active and frequent  trading  increases the rate of portfolio  turnover and could  increase the Fund's  transaction  costs.
However,  the Fund ordinarily  incurs little or no brokerage  expense because most of the Fund's  portfolio  transactions are principal trades that do not require payment of brokerage commissions.

         The Fund ordinarily  does not trade  securities to achieve capital gains,  because they would not be tax-exempt  income.  To a limited  degree,  the Fund may engage in active and  frequent  short-term  trading to attempt to take  advantage of  short-term  market variations.  It may also do so to dispose  of a  portfolio  security  prior to its  maturity.  That might be done if, on the basis of a revised credit evaluation of the issuer or other  considerations,  the Manager believes such disposition is advisable or the Fund needs to  generate  cash to satisfy  requests to redeem  Fund  shares.  In those  cases,  the Fund may realize a capital  gain or loss on its investments.

         |X| Floating  Rate and Variable  Rate  Obligations.  Variable rate demand  obligations  have a demand  feature that allows the
Fund to tender the  obligation  to the issuer or a third party to its maturity.  The tender may be at par value plus accrued  interest, according to the terms of the obligation.

         The interest rate on a floating  rate demand note is based on a stated  prevailing  market rate,  such as a bank's prime rate, the  ninety-one  (91) day U.S.  Treasury  Bill rate,  or some other  standard,  and is  adjusted  automatically  each time such rate is adjusted.  The  interest  rate on a  variable  rate  demand  note is also  based on a stated  prevailing  market  rate but is  adjusted automatically  at  specified  intervals  of not less than one year.  Generally,  the changes in the  interest  rate on such  securities reduce the  fluctuation  in their market value.  As interest  rates  decrease or increase,  the potential for capital  appreciation  or depreciation is less than that for fixed-rate obligations of the same maturity.

         The Manager  may  determine  that an unrated  floating  rate or  variable  rate  demand  obligation  meets the Fund's  quality standards by reason of being backed by a letter of credit or guarantee issued by a bank that meets those quality standards.

         Floating rate and variable  rate demand notes that have a stated  maturity in excess of one year may have features that permit the holder to recover the principal  amount of the  underlying  security at specified  intervals not exceeding one (1) year and upon no more than thirty (30) days'  notice.  The issuer of that type of note normally has a  corresponding  right in its  discretion,  after a given  period,  to prepay the  outstanding  principal  amount of the note plus accrued  interest.  Generally  the issuer must provide a specified  number of days' notice to the holder.  Floating  rate or variable rate  obligations  that do not provide for the recovery of principal and interest within seven (7) days are subject to the Fund's limitations on investments in illiquid securities.

         |X|  Inverse  Floaters  and  Other  Derivative  Investments.  Inverse  floaters  may offer  relatively  high  current  income, reflecting  the spread  between  short-term  and  long-term tax exempt  interest  rates.  As long as the municipal  yield curve remains relatively  steep and short term rates remain  relatively low, owners of inverse floaters will have the opportunity to earn interest at above-market  rates because they receive interest at the higher  long-term rates but have paid for bonds with lower  short-term  rates.
If the yield curve flattens and shifts upward,  an inverse  floater will lose value more quickly than a  conventional  long-term  bond.
The Fund will  invest in inverse  floaters  to seek  higher  tax-exempt  yields  than are  available  from  fixed-rate  bonds that have comparable  maturities and credit  ratings.  In some cases,  the holder of an inverse floater may have an option to convert the floater to a fixed-rate bond, pursuant to a "rate-lock option."

         Some inverse  floaters  have a feature known as an interest  rate "cap" as part of the terms of the  investment.  Investing in inverse  floaters that have  interest  rate caps might be part of a portfolio  strategy to try to maintain a high current yield for the
Fund when the Fund has  invested  in inverse  floaters  that  expose the Fund to the risk of  short-term  interest  rate  fluctuations.
"Embedded"  caps can be used to hedge a portion  of the  Fund's  exposure  to rising  interest  rates.  When  interest  rates  exceed a pre-determined  rate, the cap generates  additional  cash flows that offset the decline in interest rates on the inverse  floater,  and the hedge is successful.  However,  the Fund bears the risk that if interest rates do not rise above the  pre-determined  rate, the cap
(which is purchased for additional cost) will not provide additional cash flows and will expire worthless.

         Inverse floaters are a form of derivative investment.  Certain derivatives,  such as options,  futures, indexed securities and entering into swap agreements,  can be used to increase or decrease the Fund's exposure to changing security prices,  interest rates or other  factors that affect the value of  securities.  However,  these  techniques  could  result in losses to the Fund,  if the Manager judges  market  conditions  incorrectly  or employs a strategy that does not correlate  well with the Fund's other  investments.  These techniques  can cause  losses if the  counterparty  does not perform  its  promises.  An  additional  risk of  investing  in  municipal securities  that are  derivative  investments  is that their market  value could be expected to vary to a much greater  extent than the market value of municipal  securities that are not derivative  investments but have similar credit quality,  redemption  provisions and maturities.

         |X| Other  Derivatives.  The Fund can invest in other  municipal  derivative  securities that pay interest that depends on the change in value of an underlying  asset,  interest  rate or index.  Examples are interest  rate swaps,  municipal  bond indices or swap indices.

         |X| "When-Issued" and "Delayed  Delivery"  Transactions.  The Fund can purchase  securities on a "when-issued"  basis, and may purchase or sell such securities on a "delayed delivery" (or "forward  commitment")  basis.  "When-issued" or "delayed delivery" refers to  securities  whose terms and  indenture  are  available  and for which a market  exists,  but which are not  available for immediate delivery.

         When such  transactions  are  negotiated  the price  (which is  generally  expressed  in yield terms) is fixed at the time the commitment is made.  Delivery and payment for the securities  take place at a later date.  Normally the  settlement  date is within six
(6) months of the purchase of municipal  bonds and notes.  However,  the Fund may,  from time to time,  purchase  municipal  securities having a settlement  date more than six (6) months and possibly as long as two (2) years or more after the trade date.  The  securities are  subject to change in value from market  fluctuation  during the  settlement  period.  The value at  delivery  may be less than the purchase price.  For example,  changes in interest rates in a direction other than that expected by the Manager before  settlement will affect the value of such  securities  and may cause loss to the Fund. No income begins to accrue to the Fund on a when-issued  security until the Fund receives the security at settlement of the trade.

         The Fund will engage in when-issued  transactions in order to secure what is considered to be an advantageous  price and yield at the time of entering into the obligation.  When the Fund engages in when-issued or delayed delivery  transactions,  it relies on the buyer or seller,  as the case may be, to complete the  transaction.  Their failure to do so may cause the Fund to lose the  opportunity to obtain the security at a price and yield it considers advantageous.

         When the Fund engages in when-issued  and delayed  delivery  transactions,  it does so for the purpose of acquiring or selling securities  consistent with its investment  objective and policies for its portfolio or for delivery  pursuant to options  contracts it has entered into, and not for the purposes of investment  leverage.  Although the Fund will enter into when-issued or  delayed-delivery purchase  transactions  to acquire  securities,  the Fund may  dispose of a  commitment  prior to  settlement.  If the Fund  chooses to dispose  of the right to  acquire a  when-issued  security  prior to its  acquisition  or to dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.

         At the time the Fund makes a  commitment  to purchase or sell a security on a  when-issued  or forward  commitment  basis,  it records  the  transaction  on its books and  reflects  the value of the  security  purchased.  In a sale  transaction,  it records  the proceeds to be received,  in  determining  its net asset value.  The Fund will  identify on its books liquid  securities of any type at least equal to the value of purchase commitments until the Fund pays for the investment.

         When-issued  transactions  and  forward  commitments  can be used by the  Fund  as a  defensive  technique  to  hedge  against anticipated  changes in interest  rates and prices.  For instance,  in periods of rising  interest rates and falling  prices,  the Fund might sell securities in its portfolio on a forward  commitment  basis to attempt to limit its exposure to anticipated  falling prices.
In periods of falling  interest  rates and rising  prices,  the Fund might sell  portfolio  securities and purchase the same or similar securities on a when-issued or forward commitment basis, to obtain the benefit of currently higher cash yields.

         |X|  Zero-Coupon  Securities.   The  Fund  may  buy  zero-coupon  and  delayed  interest  municipal  securities.   Zero-coupon
securities do not make periodic  interest  payments and are sold at a deep discount from their face value.  The buyer recognizes a rate of return determined by the gradual  appreciation of the security,  which is redeemed at face value on a specified  maturity date. This discount  depends on the time remaining until  maturity,  as well as prevailing  interest rates,  the liquidity of the security and the credit  quality of the issuer.  In the absence of threats to the  issuer's  credit  quality,  the discount  typically  decreases as the maturity date approaches.  Some zero-coupon  securities are convertible,  in that they are zero-coupon securities until a predetermined date, at which time they convert to a security with a specified coupon rate.

         Because  zero-coupon  securities pay no interest and compound  semi-annually  at the rate fixed at the time of their issuance, their value is  generally  more  volatile  than the value of other debt  securities.  Their value may fall more  dramatically  than the value of  interest-bearing  securities when interest rates rise. When prevailing  interest rates fall,  zero-coupon  securities tend to rise more rapidly in value because they have a fixed rate of return.

         The  Fund's  investment  in  zero-coupon  securities  may  cause  the  Fund to  recognize  income  and make  distributions  to shareholders  before it receives any cash  payments on the  zero-coupon  investment.  To generate  cash to satisfy  those  distribution requirements,  the Fund may have to sell portfolio  securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

         |X| Puts and Standby  Commitments.  When the Fund buys a municipal  security subject to a standby commitment to repurchase the security,  the Fund is entitled to same-day  settlement from the purchaser.  The Fund receives an exercise price equal to the amortized cost of the underlying  security plus any accrued  interest at the time of exercise.  A put purchased in  conjunction  with a municipal security enables the Fund to sell the underlying security within a specified period of time at a fixed exercise price.

         The Fund might  purchase a standby  commitment  or put  separately  in cash or it might  acquire the  security  subject to the standby  commitment or put (at a price that reflects that additional  feature).  The Fund will enter into these  transactions only with banks and securities  dealers that, in the Manager's  opinion,  present  minimal credit risks.  The Fund's ability to exercise a put or standby  commitment  will depend on the ability of the bank or dealer to pay for the  securities  if the put or standby  commitment  is exercised.  If the bank or dealer  should  default on its  obligation,  the Fund  might not be able to recover  all or a portion of any loss sustained from having to sell the security elsewhere.

         Puts and standby  commitments are not transferable by the Fund. They terminate if the Fund sells the underlying  security to a third party. The Fund intends to enter into these  arrangements to facilitate  portfolio  liquidity,  although such arrangements  might enable the Fund to sell a security at a pre-arranged  price that may be higher than the prevailing  market price at the time the put or standby  commitment is exercised.  However,  the Fund might refrain from  exercising a put or standby  commitment if the exercise price is  significantly  higher than the prevailing  market price,  to avoid  imposing a loss on the seller that could  jeopardize the Fund's business relationships with the seller.

         A put or standby  commitment  increases the cost of the security and reduces the yield otherwise  available from the security.
Any consideration paid by the Fund for the put or standby  commitment will be reflected on the Fund's books as unrealized  depreciation while the put or standby  commitment is held, and a realized gain or loss when the put or commitment is exercised or expires.  Interest income  received by the Fund from municipal  securities  subject to puts or stand-by  commitments  may not qualify as tax exempt in its hands if the terms of the put or  stand-by  commitment  cause the Fund not to be treated as the tax owner of the  underlying  municipal securities.

         |X|  Repurchase  Agreements.  The Fund may acquire  securities  subject to repurchase  agreements.  It may do so for liquidity purposes to meet  anticipated  redemptions  of Fund shares,  or pending the  investment of the proceeds  from sales of Fund shares,  or pending the settlement of portfolio securities.

         In a repurchase  transaction,  the Fund acquires a security  from,  and  simultaneously  resells it to an approved  vendor for delivery on an agreed  upon  future  date.  The resale  price  exceeds the  purchase  price by an amount that  reflects an  agreed-upon interest rate effective for the period during which the repurchase  agreement is in effect.  Approved  vendors include U.S.  commercial banks,  U.S. branches of foreign banks or broker-dealers  that have been designated as primary dealers in government  securities.  They must meet credit requirements set by the Manager from time to time.

         The majority of these  transactions  run from day to day.  Delivery  pursuant to resale typically will occur within one (1) to five (5) days of the  purchase.  Repurchase  agreements  having a maturity  beyond  seven (7) days are subject to the Fund's  limits on holding  illiquid  investments.  There is no limit on the amount of the Fund's net assets that may be subject to repurchase  agreements of seven (7) days or less.

         Repurchase  agreements,  considered  "loans"  under  the  Investment  Company  Act of 1940  ("Investment  Company  Act"),  are
collateralized by the underlying  security.  The Fund's repurchase  agreements require that at all times while the repurchase agreement is in effect, the collateral's value must equal or exceed the repurchase price to fully collateralize the repayment obligation.

         The Manager will monitor the vendor's  creditworthiness  to confirm that the vendor is financially sound and will continuously monitor the  collateral's  value.  However,  if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.

         Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Manager, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities that are pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

         |X|  Illiquid  and  Restricted  Securities.  The Fund has  percentage  limitations  that apply to  purchases  of illiquid  and restricted  securities,  as stated in the  Prospectus.  The Manager  monitors  holdings of illiquid  and  restricted  securities  on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

Investment in Other Investment Companies. The Fund can also invest in the securities of other investment companies, which can include open-end funds, closed-end funds and unit investment trusts, subject to the limits set forth in the Investment Company Act that apply to those types of investments.  For example, the Fund can invest in Exchange-Traded Funds, which are typically open-end funds or unit investment trusts, listed on a stock exchange.  The Fund might do so as a way of gaining exposure to the segments of the equity or fixed-income markets represented by the Exchange-Traded Funds' portfolio, at times when the Fund may not be able to buy those portfolio securities directly.

         Investing in another investment company may involve the payment of substantial premiums above the value of such investment company's portfolio securities and is subject to limitations under the Investment Company Act.  The Fund does not intend to invest in other investment companies unless the Manager believes that the potential benefits of the investment justify the payment of any premiums or sales charges.  As a shareholder of an investment company, the Fund would be subject to its ratable share of that investment company's expenses, including its advisory and administration expenses.  The Fund does not anticipate investing a substantial amount of its net assets in shares of other investment companies.

         |X| Borrowing for Leverage.  The Fund has the ability to borrow from banks on an unsecured basis in amounts limited (as a fundamental policy) to a maximum of 10% of its total assets for extraordinary or emergency purposes.  The Fund may also borrow up to
5% of its total assets to invest the borrowed funds in portfolio securities.  This technique is known as "leverage."  The Fund may borrow only from banks for investment purposes and extraordinary or emergency purposes, and may borrow from affiliated investment companies only for extraordinary or emergency purposes subject to obtaining all required authorizations and regulatory approvals.
Under applicable laws, borrowings can be made only to the extent that the value of the Fund's assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including the proposed borrowing). If the value of the Fund's assets fails to meet this 300% asset coverage requirement, the Fund is required to reduce its bank debt within three (3) days to meet the requirement.  To do so, the Fund might have to sell a portion of its investments at a disadvantageous time.

         The Fund will pay interest on these loans, and that interest expense will raise the overall expenses of the Fund and reduce its returns.  If it does borrow, its expenses will be greater than comparable funds that do not borrow for leverage.  The interest on a loan might be more (or less) than the yield on the securities purchased with the loan proceeds.  Additionally, the Fund's net asset value per share might fluctuate more than that of funds that do not borrow.

         In addition, pursuant to an exemptive order issued by the SEC to Citicorp North America, Inc. ("Citicorp"), the Fund also has the ability to borrow, subject to the limits established by its investment policies, from commercial paper and medium-term note conduits administered by Citicorp that issue promissory notes to fund loans to investment companies such as the Fund. These loans may be secured by assets of the Fund, so long as the Fund's policies permit it to pledge its assets to secure a debt. Liquidity support for these loans will be provided by banks obligated to make loans to the Fund in the event the conduit or conduits are unable or unwilling to make such loans. The Fund will have the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice. As a borrower under a conduit loan facility, the Fund maintains rights and remedies under state and federal law comparable to those it would maintain with respect to a loan from a bank.

         |X| Loans of Portfolio Securities. To attempt to raise income or raise cash for liquidity purposes, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions approved by the Fund's Board of Trustees.  These loans are limited to not more than 25% of the value of the Fund's total assets.  The Fund presently does not intend to engage in loans of securities that will exceed 5% of the value of the Fund's total assets in the coming year.  Income from securities loans does not constitute exempt-interest income for the purpose of paying tax-exempt dividends.

         There are risks in connection with securities lending.  The Fund might experience a delay in receiving additional collateral to secure a loan, or a delay in recovery of the loaned securities. The Fund must receive collateral for a loan.  Under current applicable regulatory requirements (which are subject to change), on each business day the loan collateral must be at least equal to the value of the loaned securities.  It must consist of cash, bank letters of credit, securities of the U.S. government or its agencies or instrumentalities, or other cash equivalents in which the Fund is permitted to invest.  To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter.  The terms of the letter of credit and the issuing bank both must be satisfactory to the Fund.

         When it lends securities, the Fund receives amounts equal to the dividends or interest on the loaned securities.  It also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, and (c) interest on short-term debt securities purchased with the loan collateral. Either type of interest may be shared with the borrower.  The Fund may pay reasonable finder's, custodian and administrative or other fees in connection with these loans.  The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five (5) days' notice or in time to vote on any important matter.

         |X| Hedging.  The Fund may use hedging to attempt to protect against declines in the market value of its portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities that have appreciated, or to facilitate selling securities for investment reasons.  To do so the Fund could:

         |_| sell interest rate futures or municipal bond index futures,
         |_| buy puts on such futures or securities, or
         |_| write covered calls on securities, broadly-based municipal bond indices, interest rate futures or municipal bond index futures.

         The Fund can also write covered calls on debt securities to attempt to increase the Fund's income, but that income would not be tax-exempt.  Therefore it is unlikely that the Fund would write covered calls for that purpose.

         The Fund may also use hedging to establish a position in the debt securities market as a temporary substitute for purchasing individual debt securities.  In that case the Fund will normally seek to purchase the securities, and then terminate that hedging position.  For this type of hedging, the Fund could:

         |_| buy interest rate futures or municipal bond index futures, or
         |_| buy calls on such futures or on securities.

         The Fund is not obligated to use hedging instruments, even though it is permitted to use them in the Manager's discretion, as described below.  The Fund's strategy of hedging with futures and options on futures will be incidental to the Fund's investment activities in the underlying cash market. The particular hedging instruments the Fund can use are described below.  The Fund may employ new hedging instruments and strategies when they are developed, if those investment methods are consistent with the Fund's investment objective and are permissible under applicable regulations governing the Fund.

         |X| Futures.  The Fund may buy and sell futures contracts relating to debt securities (these are called "interest rate futures") and municipal bond indices (these are referred to as "municipal bond index futures").

         An interest rate future obligates the seller to deliver (and the purchaser to take) cash or a specific type of debt security to settle the futures transaction.  Either party could also enter into an offsetting contract to close out the futures position.

         A "municipal bond index" assigns relative values to the municipal bonds in the index, and is used as the basis for trading long-term municipal bond futures contracts.  Municipal bond index futures are similar to interest rate futures except that settlement is made only in cash.  The obligation under the contract may also be satisfied by entering into an offsetting contract.  The strategies which the Fund employs in using municipal bond index futures are similar to those with regard to interest rate futures.

         No money is paid by or received by the Fund on the purchase or sale of a futures contract. Upon entering into a futures transaction, the Fund will be required to deposit an initial margin payment in cash or U.S. government securities with the futures commission merchant (the "futures broker").  Initial margin payments will be deposited with the Fund's Custodian bank in an account registered in the futures broker's name.  However, the futures broker can gain access to that account only under certain specified conditions.  As the future is marked to market (that is, its value on the Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.

         At any time prior to the expiration of the Future, the Fund may elect to close out its position by taking an opposite position at which time a final determination of variation margin is made and additional cash is required to be paid by or released to the Fund.  Any gain or loss is then realized by the Fund on the Future for tax purposes.  Although Interest Rate Futures by their terms call for settlement by the delivery of debt securities, in most cases the obligation is fulfilled without such delivery by entering into an offsetting transaction.  All futures transactions are effected through a clearing house associated with the exchange on which the contracts are traded.

         The Fund may concurrently buy and sell futures contracts in a strategy anticipating that the future the Fund purchased will perform better than the future the Fund sold.  For example, the Fund might buy municipal bond futures and concurrently sell U.S.
Treasury Bond futures (a type of interest rate future).  The Fund would benefit if municipal bonds outperform U.S. Treasury Bonds on a duration-adjusted basis.

         Duration is a volatility measure that refers to the expected percentage change in the value of a bond resulting from a change in general interest rates (measured by each 1% change in the rates on U.S. Treasury securities).  For example, if a bond has an effective duration of three years, a 1% increase in general interest rates would be expected to cause the value of the bond to decline about 3%.  There are risks that this type of futures strategy will not be successful. U.S. Treasury bonds might perform better on a duration-adjusted basis than municipal bonds, and the assumptions about duration that were used might be incorrect (for example, the duration of municipal bonds relative to U.S. Treasury Bonds might have been greater than anticipated).

         |X| Put and Call Options.  The Fund may buy and sell certain kinds of put options (puts) and call options (calls).  These strategies are described below.

         |X| Writing Covered Call Options.  The Fund may write (that is, sell) call options.  The Fund's call writing is subject to a number of restrictions:

(1)      After the Fund writes a call, not more than 25% of the Fund's total assets may be subject to calls.
(2)      Calls the Fund sells must be listed on a securities or commodities exchange or quoted on NASDAQ, the automated quotation system of The Nasdaq Stock Market, Inc. or traded in the over-the-counter market.
(3)      Each call the Fund writes must be "covered" while it is outstanding. That means the Fund must own the investment on which the call was written.

         When the Fund writes a call on a security, it receives cash (a premium).  The Fund agrees to sell the underlying investment to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months.  The exercise price may differ from the market price of the underlying security.  The Fund has retained the risk of loss that the price of the underlying security may decline during the call period.  That risk may be offset to some extent by the premium the Fund receives.  If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised.  In that case the Fund would keep the cash premium and the investment.

         When the Fund writes a call on an index, it receives cash (a premium).  If the buyer of the call exercises it, the Fund will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by the specified multiple that determines the total value of the call for each point of difference.  If the value of the underlying investment does not rise above the call price, it is likely that the call will lapse without being exercised.  In that case, the Fund would keep the cash premium.

         The Fund's custodian, or a securities depository acting for the Custodian, will act as the Fund's escrow agent through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written calls traded on exchanges, or as to other acceptable escrow securities.  In that way, no margin will be required for such transactions.  OCC will release the securities on the expiration of the calls or upon the Fund's entering into a closing purchase transaction.

         When the Fund writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. Government securities dealer which will establish a formula price at which the Fund will have the absolute right to repurchase that OTC option.
The formula price would generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the option is "in-the-money"). When the Fund writes an OTC option, it will treat as illiquid (for purposes of its restriction on illiquid securities) the mark-to-market value of any OTC option held by it, unless the option is subject to a buy-back agreement by the executing broker.  The Securities and Exchange Commission is evaluating whether OTC options should be considered liquid securities. The procedure described above could be affected by the outcome of that evaluation.

         To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction."  The Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote was more or less than the price of the call the Fund purchased to close out the transaction.  A profit may also be realized if the call lapses unexercised, because the Fund retains the underlying investment and the premium received.  Any such profits are considered short-term capital gains for Federal tax purposes, as are premiums on lapsed calls. When distributed by the Fund they are taxable as ordinary income.

         The Fund may also write calls on futures contracts without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, the Fund  must cover the call by segregating in escrow in all appropriate cases an equivalent dollar value of liquid assets identified on the Fund's books.  The Fund will segregate additional liquid assets if the value of the escrowed assets drops below 100% of the current value of the future.  Because of this escrow requirement, in no circumstances would the Fund's receipt of an exercise notice as to that future put the Fund in a "short" futures position.

         |_| Writing Put Options. The Fund can sell put options on debt securities, broadly-based securities indices, futures, or foreign currency options. A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. A put written on debt securities must be covered by segregated liquid assets and the Fund cannot write puts if, as a result, more than 50% of the Fund's net assets would be required to be segregated to cover such put options.

         If the Fund writes a put, the put must be covered by liquid assets identified on the Fund's books. The premium the Fund receives from writing a put represents a profit, as long as the price of the underlying investment remains equal to or above the exercise price of the put. However, the Fund also assumes the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even if the value of the investment falls below the exercise price.

         If a put the Fund has written expires unexercised, the Fund realizes a gain in the amount of the premium less the transaction costs incurred. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price. That price will usually exceed the market value of the investment at that time. In that case, the Fund may incur a loss if it sells the underlying investment. That loss will be equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs the Fund incurred.

         When writing a put option on a security, to secure its obligation to pay for the underlying security the Fund will identify liquid assets on its books with a value equal to or greater than the exercise price of the underlying securities. The Fund therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets.

         As long as the Fund's obligation as the put writer continues, it may be assigned an exercise notice by the broker-dealer through which the put was sold. That notice will require the Fund to take delivery of the underlying security and pay the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. That obligation terminates upon expiration of the put. It may also terminate if, before it receives an exercise notice, the Fund effects a closing purchase transaction by purchasing a put of the same series as it sold. Once the Fund has been assigned an exercise notice, it cannot effect a closing purchase transaction.

         The Fund may decide to effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent the underlying security from being put. Effecting a closing purchase transaction will also permit the Fund to write another put option on the security, or to sell the security and use the proceeds from the sale for other investments. The Fund will realize a profit or loss from a closing purchase transaction depending on whether the cost of the transaction is less or more than the premium received from writing the put option. Any profits from writing puts are considered short-term capital gains for federal tax purposes, and when distributed by the Fund, are taxable as ordinary income.

         |_|  Purchasing Calls and Puts.  The Fund may buy calls only on securities, broadly-based municipal bond indices, municipal bond index futures and interest rate futures.  It may also buy calls to close out a call it has written, as discussed above.  Calls the Fund buys must be listed on a securities or commodities exchange, or quoted on NASDAQ, or traded in the over-the-counter market.
A call or put option may not be purchased if the purchase would cause the value of all the Fund's put and call options to exceed 5%
of its total assets.

         When the Fund purchases a call (other than in a closing purchase transaction), it pays a premium.  For calls on securities that the Fund buys, it has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price.  The Fund benefits only if (1) the call is sold at a profit or (2) the call is exercised when the market price of the underlying investment is above the sum of the exercise price plus the transaction costs and premium paid for the call.  If the call is not either exercised or sold (whether or not at a profit), it will become worthless at its expiration date.  In that case the Fund will lose its premium payment and the right to purchase the underlying investment.

         Calls on municipal bond indices, interest rate futures and municipal bond index futures are settled in cash rather than by delivering the underlying investment. Gain or loss depends on changes in the securities included in the index in question (and thus on price movements in the debt securities market generally) rather than on changes in price of the individual futures contract.

         The Fund may buy only those puts that relate to securities that the Fund owns, broadly-based municipal bond indices, municipal bond index futures or interest rate futures (whether or not the Fund owns the futures).  The Fund may not sell puts other than puts it has previously purchased.

         When the Fund purchases a put, it pays a premium.  The Fund then has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price.  Puts on municipal bond indices are settled in cash.  Buying a put on a debt security, interest rate future or municipal bond index future the Fund owns enables it to protect itself during the put period against a decline in the value of the underlying investment below the exercise price.

         If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date.  In that case the Fund will lose its premium payment and the right to sell the underlying investment. A put may be sold prior to expiration (whether or not at a profit).

         |_|  Risks of Hedging with Options and Futures.  The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management.  If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's returns.  The Fund could also experience losses if the prices of its futures and options positions were not correlated with is other investments.

         The Fund's option activities may affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund may cause the Fund to sell related portfolio securities, thus increasing its turnover rate.  The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover.  Although the decision whether to exercise a put it holds is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.

         The Fund may pay a brokerage commission each time it buys a call or put, sells a call or put, or buys or sells an underlying investment in connection with the exercise of a call or put.  Such commissions may be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments.  Premiums paid for options are small in relation to the market value of the underlying investments.  Consequently, put and call options offer large amounts of leverage.  The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

         If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price.  It will not be able to realize any profit if the investment has increased in value above the call price.

         There is a risk in using short hedging by selling interest rate futures and municipal bond index futures or purchasing puts on municipal bond indices or futures to attempt to protect against declines in the value of the Fund's securities.  The risk is that the prices of such futures or the applicable index will correlate imperfectly with the behavior of the cash (that is, market) prices of the Fund's securities. It is possible for example, that while the Fund has used hedging instruments in a short hedge, the market may advance and the value of debt securities held in the Fund's portfolio might decline.  If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in value of its debt securities.  However, while this could occur over a brief period or to a very small degree, over time the value of a diversified portfolio of debt securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

         The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index.  To compensate for the imperfect correlation of movements in the price of debt securities being hedged and movements in the price of the hedging instruments, the Fund may use hedging instruments in a greater dollar amount than the dollar amount of debt securities being hedged.  It might do so if the historical volatility of the prices of the debt securities being hedged is greater than the historical volatility of the applicable index.

         The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the natures of those markets.  All participants in the futures markets are subject to margin deposit and maintenance requirements.
Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets.  From the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets.  Therefore, increased participation by speculators in the futures markets may cause temporary price distortions.

         The Fund may use hedging instruments to establish a position in the municipal securities markets as a temporary substitute for the purchase of individual securities (long hedging). It is possible that the market may decline.  If the Fund then concludes not to invest in such securities because of concerns that there may be further market decline or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the purchase price of the securities.

         An option position may be closed out only on a market that provides secondary trading for options of the same series.  There is no assurance that a liquid secondary market will exist for a particular option.  If the Fund could not effect a closing purchase transaction due to a lack of a market, it would have to hold the callable investment until the call lapsed or was exercised, and could incur losses.

         |_| Interest Rate Swap Transactions.  In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security.  For example, they may swap a right to receive floating rate payments for fixed rate payments.  The Fund enters into swaps only on securities it owns.  The Fund cannot enter into swaps with respect to more than
25% of its total assets.  Also, the Fund will segregate liquid assets (such as cash or U.S. Government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed.
Income from interest rate swaps may be taxable.

         Swap agreements entail both interest rate risk and credit risk.  There is a risk that, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will have been greater than those received by it.  Credit risk arises from the possibility that the counterparty will default.  If the counterparty to an interest rate swap defaults, the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received.  The Manager will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis.

         The Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements.  A master netting agreement provides that all swaps done between the Fund and that counterparty under the master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable under one or more swap transactions, the net amount payable on that date shall be paid.  In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party.  Under master netting agreements, if there is a default resulting in a loss to one party, that party's damages are calculated by reference to the average cost of a replacement swap with respect to each swap.
The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

          |_|  Regulatory Aspects of Hedging Instruments. The Commodities Futures Trading Commission (the "CFTC") recently eliminated limitations on futures trading by certain regulated entities including registered investment companies. Consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the Fund claims an exclusion from regulation as a commodity pool operator. The Fund has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act ("CEA"). The Fund may use futures and options for hedging and non-hedging purposes to the extent consistent with its investment objective, internal risk management guidelines adopted by the Fund's investment advisor (as they may be amended from time to time), and as otherwise set forth in the Fund's prospectus or this statement of additional information.

         Transactions in options by the Fund are subject to limitations  established by the option  exchanges.  The exchanges limit the maximum  number of options  that may be written or held by a single  investor or group of  investors  acting in concert.  Those  limits apply  regardless  of whether the options were written or  purchased  on the same or  different  exchanges,  or are held in one or more accounts or through one or more  different  exchanges  or through one or more  brokers.  Thus,  the number of options that the Fund may write or hold may be affected by options  written or held by other  entities,  including  other  investment  companies  having the same adviser as the Fund (or an adviser that is an affiliate of the Fund's  adviser).  The exchanges also impose  position limits on futures transactions.  An exchange  may order the  liquidation  of positions  found to be in  violation of those limits and may impose  certain other sanctions.

         Under  interpretations  of staff members of the  Securities and Exchange  Commission  regarding  applicable  provisions of the
Investment  Company Act, when the Fund  purchases an interest rate future or municipal  bond index future,  it must  segregate  cash or readily  marketable  short-term  debt  instruments  in an amount equal to the  purchase  price of the future,  less the margin  deposit applicable to it.  The account must be a segregated account or accounts held by its custodian bank.

         |X| Temporary  Defensive  Investments.  The securities  the Fund may invest in for temporary  defensive  purposes  include the following:

              |_|   short-term municipal securities;
              |_| obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities;
              |_| corporate debt securities rated within the three highest grades by a nationally recognized rating agency;
              |_| commercial paper rated "A-1" by S&P, or a comparable rating by another nationally recognized rating agency; and
              |_| certificates of deposit of domestic banks with assets of $1 billion or more.

         |X| Taxable  Investments.  While the Fund can invest up to 20% of its net assets (plus borrowings for investment  purposes) in investments  that generate  income  subject to income taxes,  it does not  anticipate  investing  substantial  amounts of its assets in taxable  investments  under normal  market  conditions  or as part of its normal  trading  strategies  and  policies.  To the extent it invests in taxable  securities,  the Fund would not be able to meet its objective of providing  tax exempt income to its  shareholders.
Taxable investments include,  for example,  hedging instruments,  repurchase  agreements,  and many of the types of securities it would buy for temporary defensive purposes.

Investment Restrictions

         |X| What Are  "Fundamental  Policies?"  Fundamental  policies  are those  policies  that the Fund has  adopted  to govern  its investments  that can be changed only by the vote of a "majority" of the Fund's  outstanding  voting  securities.  Under the Investment
Company Act, such a "majority" vote is defined as the vote of the holders of the lesser of:

         |_| 67% or more of the shares  present or represented  by proxy at a shareholder  meeting,  if the holders of more than 50% of the outstanding shares are present or represented by proxy, or
         |_| more than 50% of the outstanding shares.

         The Fund's  investment  objective is a fundamental  policy.  Other  policies  described in the Prospectus or this Statement of
Additional   Information  are  "fundamental"  only  if  they  are  identified  as  such.  The  Fund's  Board  of  Trustees  can  change non-fundamental  policies  without  shareholder  approval.  However,  significant  changes to investment  policies will be described in supplements or updates to the Prospectus or this  Statement of Additional  Information,  as  appropriate.  The Fund's most  significant investment policies are described in the Prospectus.

         |X| Does the Fund Have Additional  Fundamental  Policies?  The following  investment  restrictions are fundamental policies of the Fund:

         |_| The Fund cannot  concentrate its investments to the extent of 25% of its total assets in any industry.  However,  there is no  limitation  as to the Fund's  investments  in  municipal  securities  in general or in  Pennsylvania  municipal  securities,  or in obligations issued by the U.S. Government and its agencies or instrumentalities.

         |_| The Fund  cannot  invest  in real  estate.  This  restriction  shall not  prevent  the Fund from  investing  in  municipal securities or other permitted securities that are secured by real estate or interests in real estate.

         |_| The Fund cannot make loans except (a) by lending  portfolio  securities,  (b) through the purchase of debt  instruments or similar  evidences  of  indebtedness,  (c) through  repurchase  agreements,  and (d) through an  interfund  lending  program with other affiliated  funds.  No such loan may be made through  interfund  lending if, as a result,  the aggregate of those loans would exceed 33
1/3% of the value of the Fund's total assets (taken at market value at the time the loan is made).

         |_| The Fund cannot  borrow money or  securities  for any  purposes,  except that (a)  borrowing up to 10% of the Fund's total assets from banks  and/or  affiliated  investment  companies as a temporary  measure for  extraordinary  or emergency  purposes and (b)
borrowing up to 5% of the Fund's total assets from banks for investment purposes, is permitted.

         |_| The Fund  cannot  underwrite  securities  of other  companies.  A  permitted  exception  is in case it is  deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.

         |_| The Fund cannot issue "senior  securities," but this does not prohibit certain  investment  activities for which assets of the Fund are  designated  as  segregated,  or  margin,  collateral  or  escrow  arrangements  are  established,  to cover  the  related obligations.  Examples of those activities include borrowing money,  reverse repurchase  agreements,  delayed-delivery  and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives, hedging instruments, options or futures.

|_|      The Fund invests at least 80% of its assets in municipal securities.

         |_| The Fund invests at least 80% of its net assets (plus  borrowings  for  investment  purposes)  in  Pennsylvania  municipal securities.  This includes securities that generate income subject to the alternative minimum tax.

         Unless the  Prospectus  or Statement of  Additional  Information  states that a percentage  restriction  applies on an ongoing basis,  it  applies  only at the time the Fund makes an  investment  (except  in the case of  borrowing  and  investments  in  illiquid securities).  In that case the Fund need not sell securities to meet the percentage limits if the value of the investment  increases in proportion to the size of the Fund.

         |X| Does The Fund Have Other Restrictions That Are Not Fundamental Policies?

         The Fund has several additional  restrictions on its investment  policies that are not fundamental,  which means that they can be changed by the Board of Trustees,  without  obtaining  shareholder  approval,  except that with  respect to the first policy  stated
below,  the Board of Trustees  would not permit this policy to be changed to permit  investments  in physical  commodities or commodity contracts without the vote of a majority of the Fund's outstanding voting securities:

         |_| The Fund cannot invest in securities or other  investments  other than  municipal  securities,  the temporary  investments described in its Prospectus,  repurchase  agreements,  covered calls,  private activity  municipal  securities and hedging  instruments described in "About the Fund" in the Prospectus or this Statement of Additional Information.

         |_| The Fund can  pledge,  mortgage  or  otherwise  encumber,  transfer  or  assign  its  assets to  secure  borrowings  by or indebtedness  of the Fund. In addition,  the use of escrow or other  collateral  arrangements in connection with borrowings and hedging instruments is permitted.

         |_| The Fund cannot purchase  securities other than hedging  instruments on margin.  However,  the Fund may obtain  short-term credits that may be necessary for the clearance of purchases and sales of securities.

         |_| The Fund cannot sell securities short.

         |_| The Fund cannot buy or sell futures contracts other than interest rate futures and municipal bond index futures.

         |_| The Fund will not invest more than 10% of its net assets in securities  which are restricted as to  disposition  under the federal securities laws, except that the Fund may purchase without regard to this limitation  restricted  securities which are eligible for resale pursuant to Rule 144A under the Securities Act of 1933.

         |_| The Fund cannot invest in the securities of other  registered  investment  companies or registered unit investment  trusts in reliance on sub-paragraph (F) or (G) of section 12(d)(1) of the Investment Company Act of 1940.

Non-Diversification  of the Fund's  Investments.  The Fund is  "non-diversified,"  as defined in the Investment Company Act. Funds that are diversified  have  restrictions  against  investing too much of their assets in the securities of any one "issuer." That means that the Fund can invest more of its assets in the securities of a single issuer than a fund that is diversified.

         Being  non-diversified  poses additional  investment  risks,  because if the Fund invests more of its assets in fewer issuers, the value of its shares is subject to greater  fluctuations from adverse conditions  affecting any one of those issuers.  However,  the
Fund does limit its  investments  in the securities of any one issuer to qualify for tax purposes as a "regulated  investment  company"
under the Internal  Revenue  Code.  By  qualifying,  it does not have to pay federal  income taxes if more than 90% of its earnings are distributed to  shareholders.  To qualify,  the Fund must meet a number of conditions.  First, not more than 25% of the market value of the Fund's total assets may be invested in the  securities of a single issuer.  Second,  with respect to 50% of the market value of its total assets,  (1) no more than 5% of the market value of its total assets may be invested in the  securities of a single  issuer,  and
(2) the Fund must not own more than 10% of the outstanding voting securities of a single issuer.

         The  identification  of the issuer of a municipal  security  depends on the terms and  conditions  of the  security.  When the assets and revenues of an agency,  authority,  instrumentality or other political subdivision are separate from those of the government creating it and the security is backed only by the assets and revenues of the subdivision,  agency,  authority or instrumentality,  the latter would be deemed to be the sole issuer.  Similarly,  if an industrial  development bond is backed only by the assets and revenues of the  non-governmental  user,  then  that user  would be  deemed to be the sole  issuer.  However,  if in  either  case the  creating government or some other entity  guarantees a security,  the guarantee would be considered a separate  security and would be treated as an issue of such government or other entity.

Applying the Restriction Against  Concentration.  To implement its policy not to concentrate its investments,  the Fund has adopted the industry  classifications set forth in Appendix B to this Statement of Additional Information.  Those industry  classifications are not a fundamental policy.

         In implementing the Fund's policy not to concentrate its  investments,  the Manager will consider a  non-governmental  user of facilities  financed  by  industrial  development  bonds as being in a  particular  industry.  That is done even  though  the bonds are municipal  securities,  as to  which  the  Fund  has no  concentration  limitation.  Although  this  application  of the  concentration restriction is not a fundamental policy of the Fund, it will not be changed without  shareholder  approval.  The Manager has no present intention of investing  more than 25% of the Fund's total assets in securities  paying  interest from revenues of similar type projects or in industrial  development  bonds.  This is not a fundamental  policy and therefore could be changed without  shareholder  approval.
However,  if that change were made, the Prospectus or this Statement of Additional  Information  would be  supplemented  to reflect the change.

How the Fund Is Managed

Organization and History.  The Trust was originally  organized in 1989 as a Massachusetts  business trust having one series,  the Fund.
In 1993 the Trust was reorganized to be a multi-series  business trust (now called Oppenheimer  Multi-State  Municipal Trust). The Fund became a separate  series of that Trust.  The Fund is an  open-end,  non-diversified  management  investment  company with an unlimited number of authorized  shares of beneficial  interest.  Each of the three (3) series of the Trust is a separate fund that issues its own shares, has its own investment portfolio, and has its own assets and liabilities.

         |X| The Trustees are authorized,  without shareholder  approval,  to create new series and classes of shares. The Trustees may reclassify  unissued  shares of the Fund into  additional  series or classes of shares.  The  Trustees  also may divide or combine  the shares of a class into a greater or lesser number of shares without  changing the  proportionate  beneficial  interest of a shareholder in the Fund.  Shares do not have  cumulative  voting rights or preemptive or subscription  rights.  Shares may be voted in person or by proxy at shareholder meetings.

         The Fund currently has three classes of shares: Class A, Class B and Class C.  All classes invest in the same investment portfolio.  Each class of shares:
o        has its own dividends and distributions,
o        pays certain expenses which may be different for the different classes,
o        may have a different net asset value,
o        may have separate voting rights on matters in which interests of one class are different from interests of another class,
              and
o        votes as a class on matters that affect that class alone.

         Shares are freely transferable, and each share of each class has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders.  Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class.

         |X| Meetings of  Shareholders.  As a  Massachusetts  business  trust,  the Fund is not required to hold,  and does not plan to hold,  regular annual meetings of shareholders,  but may do so from time to time on important  matters or when required to do so by the
Investment  Company Act or other applicable law.  Shareholders  have the right,  upon a vote or declaration in writing of two-thirds of the outstanding shares of the Fund, to remove a Trustee or to take other action described in the Fund's Declaration of Trust.

         The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares.  If the Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of the Fund valued at
$25,000 or more or constituting at least 1% of the Fund's outstanding shares. The Trustees may also take other action as permitted by the Investment Company Act.

         |X| Shareholder and Trustee Liability.  The Fund's Declaration of Trust contains an express disclaimer of shareholder or
Trustee liability for the Fund's obligations. It also provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for its obligations.  The Declaration of Trust also states that upon request, the
Fund shall assume the defense of any claim made against a shareholder for any act or obligation of the Fund and shall satisfy any judgment on that claim.  Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances. However, the risk that a Fund shareholder will incur financial loss from being held liable as a "partner" of the Fund is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.

         The Fund's contractual arrangements state that any person doing business with the Fund (and each shareholder of the Fund)
agrees under its Declaration of Trust to look solely to the assets of the Fund for satisfaction of any claim or demand that may arise out of any dealings with the Fund. Additionally, the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Board of Trustees and Oversight Committees. The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager.

         The Board of Trustees has an Audit Committee, a Regulatory & Oversight Committee, a Governance Committee and a Proxy
Committee.  The Audit Committee is comprised solely of Independent Trustees.  The members of the Audit Committee are Joel Motley
(Chairman), Edward V. Regan and Kenneth Randall. The Audit Committee held 6 meetings during the Fund's fiscal year ended July 31,
2004. The Audit Committee provides the Board with recommendations regarding the selection of the Fund's independent auditor. The
Audit Committee also reviews the scope and results of audits and the audit fees charged, reviews reports from the Fund's independent auditor concerning the Fund's internal accounting procedures, and controls and reviews reports of the Manager's internal auditor, among other duties as set forth in the Committee's charter.

         The members of the Regulatory & Oversight Committee are Robert G. Galli (Chairman), Joel Motley and Phillip Griffiths. The
Regulatory & Oversight Committee held 6 meetings during the Fund's fiscal year ended July 31, 2004. The Regulatory & Oversight
Committee evaluates and reports to the Board on the Fund's contractual arrangements, including the Investment Advisory and
Distribution Agreements, transfer and shareholder service agreements and custodian agreements as well as the policies and procedures adopted by the Fund to comply with the Investment Company Act and other applicable law, among other duties as set forth in the
Committee's charter.

         The members of the Governance Committee are Phillip Griffiths (Chairman), Kenneth Randall and Russell S. Reynolds, Jr.  The
Governance Committee held 7 meetings during the Fund's fiscal year ended July 31, 2004. The Governance Committee reviews the Fund's governance guidelines, the adequacy of the Fund's Codes of Ethics, and develops qualification criteria for Board members consistent with the Fund's governance guidelines, among other duties set forth in the Committee's charter.

         The members of the Proxy Committee are Edward V. Regan (Chairman) and Russell S. Reynolds Jr.  The Proxy Committee held 1 meeting during the Fund's fiscal year ended July 31, 2004.  The Proxy Committee provides the Board with recommendations for proxy voting and monitors proxy voting by the Fund.

Trustees and Officers of the Fund. Each of the Trustees is an "Independent Trustee" under the Investment Company Act. The Fund's
Trustees and officers, their positions with the Fund, length of service in such position(s) and principal occupations and business affiliations during the past five years are listed in the chart below. The information for each Trustee also includes the dollar range of shares beneficially owned in the Fund and the aggregate dollar range of shares beneficially owned in any of the Oppenheimer funds overseen by the Trustees. All of the Trustees are also trustees or directors of each of the following publicly offered
Oppenheimer funds (referred to as "Board I Funds").

Oppenheimer AMT-Free Municipals                               Oppenheimer Gold & Special Minerals Fund
Oppenheimer AMT-Free New York Municipals                      Oppenheimer Growth Fund
Oppenheimer Balanced Fund                                     Oppenheimer International Growth Fund
Oppenheimer California Municipal Fund                         Oppenheimer International Small Company Fund
Oppenheimer Capital Appreciation Fund                         Oppenheimer Money Market Fund, Inc.
Oppenheimer Capital Preservation Fund                         Oppenheimer Multi-Sector Income Trust
Oppenheimer Developing Markets Fund                           Oppenheimer Multi-State Municipal Trust
Oppenheimer Disciplined Allocation Fund                       Oppenheimer New Jersey Municipal Fund
Oppenheimer Discovery Fund                                    Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Emerging Growth Fund                              Oppenheimer Rochester National Municipals
Oppenheimer Emerging Technologies Fund                        Oppenheimer Series Fund, Inc
Oppenheimer Enterprise Fund                                   Oppenheimer U.S. Government Trust
Oppenheimer Global Fund                                       Oppenheimer Value Fund
Oppenheimer Global Opportunities Fund

         In addition to being a trustee or director of the Board I Funds, Mr. Galli is also a director or trustee of 10 other portfolios in the OppenheimerFunds complex. Present or former officers, directors, trustees and employees (and their immediate family members) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees are permitted to purchase Class A shares of the Fund and the other Oppenheimer funds at net asset value without sales charge. The sales charges on
Class A shares is waived for that group because of the economies of sales efforts realized by the Distributor.

         Messrs. Fielding, Murphy, Petersen, Vandehey, Vottiero, Wixted, Zack and Fielding, and Mses. Bloomberg and Ives respectively hold the same offices with one or more of the other Board I Funds as with the Fund.  As of August 31, 2004, the Trustees and officers of the Fund, as a group, owned of record or beneficially less than 1% of each class of shares of the Fund.  The foregoing statement does not reflect ownership of shares of the Fund held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under the plan by the officers of the Fund listed above. In addition, each Independent Trustee, and his or her family members, do not own securities of either the Manager or Distributor of the Board I Funds or any person directly or indirectly controlling, controlled by or under common control with the Manager or Distributor.

|X|      Affiliated Transactions and Material Business Relationships. Mr. Reynolds has reported he has a controlling interest in The
Directorship Group, Inc. ("The Directorship Search Group"), a director recruiting firm that provided consulting services to
Massachusetts Mutual Life Insurance Company (which controls the Manager) for fees of $137,500 for calendar year ended December 31,
2002. Mr. Reynolds reported that The Directorship Search Group did not provide consulting services to Massachusetts Mutual Life
Insurance Company during the calendar year ended December 31, 2003, and does not expect to provide any such services in the calendar year ended December 31, 2004.

         The Independent Trustees have unanimously (except for Mr. Reynolds, who abstained) determined that the consulting arrangements between The Directorship Search Group and Massachusetts Mutual Life Insurance Company were not material business or professional relationships that would compromise Mr. Reynolds' status as an Independent Trustee. Nonetheless, to assure certainty as to determinations of the Board and the Independent Trustees as to matters upon which the Investment Company Act or the rules thereunder require approval by a majority of Independent Trustees, Mr. Reynolds will not be counted for purposes of determining whether a quorum of Independent Trustees was present or whether a majority of Independent Trustees approved the matter.

         The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, CO 80112-3924. Each Trustee serves for an indefinite term, until his or her resignation, retirement, death or removal.

-------------------------------------------------------------------------------------------------------------------------
                                                  Independent Trustees
-------------------------------------------------------------------------------------------------------------------------
---------------------------- ---------------------------------------------------------- ---------------- ----------------
Name,                        Principal Occupation(s) During Past 5 Years;               Dollar Range     Aggregate
                                                                                                         Dollar Range
                                                                                                         Of Shares
                                                                                                         Beneficially
                                                                                                         Owned in Any
                                                                                        of Shares        of the
Position(s) Held with Fund,  Other Trusteeships/Directorships Held by Trustee;          Beneficially     Oppenheimer
Length of Service,           Number of Portfolios in Fund Complex Currently Overseen    Owned in the     Funds Overseen
Age                          by Trustee                                                 Fund             by Trustee
---------------------------- ---------------------------------------------------------- ---------------- ----------------
---------------------------- ---------------------------------------------------------- ---------------------------------
                                                                                            As of December 31, 2003
---------------------------- ---------------------------------------------------------- ---------------------------------
---------------------------- ---------------------------------------------------------- ---------------- ----------------
Clayton K. Yeutter,          Of Counsel (since June 1993) Hogan & Hartson (a law        $0               Over $100,000
Chairman of the Board of     firm); a director (since 2002) of Danielson Holding
Trustees since 2003;         Corp. Formerly a director of Weyerhaeuser Corp.
Trustee since 1991           (1999-April 2004), Caterpillar, Inc. (1993-December
Age: 73                      2002), ConAgra Foods (1993-2001), Texas Instruments
                             (1993-2001) and FMC Corporation (1993-2001). Oversees 25
                             portfolios in the OppenheimerFunds complex.
---------------------------- ---------------------------------------------------------- ---------------- ----------------
---------------------------- ---------------------------------------------------------- ---------------- ----------------
Robert G. Galli,             A trustee or director of other Oppenheimer funds.          Over $100,000    Over $100,000
Trustee since 1993           Oversees 35 portfolios in the OppenheimerFunds complex.
Age: 71
---------------------------- ---------------------------------------------------------- ---------------- ----------------
---------------------------- ---------------------------------------------------------- ---------------- ----------------
Phillip A. Griffiths,        A director (since 1991) of the Institute for Advanced      $0               Over $100,000
Trustee, since 1999          Study, Princeton, N.J., a director (since 2001) of GSI
Age: 65                      Lumonics, a trustee (since 1983) of Woodward Academy, a
                             Senior Advisor (since 2001) of The Andrew W. Mellon
                             Foundation. A member of: the National Academy of
                             Sciences (since 1979), American Academy of Arts and
                             Sciences (since 1995), American Philosophical Society
                             (since 1996) and Council on Foreign Relations (since
                             2002). Formerly a director of Bankers Trust New York
                             Corporation (1994-1999). Oversees 25 portfolios in the
                             OppenheimerFunds complex.
---------------------------- ---------------------------------------------------------- ---------------- ----------------
---------------------------- ---------------------------------------------------------- ---------------- ----------------
Mary F. Miller,              Trustee (since October 1998) of the American Symphony      $0               $0
Trustee  since 2004          Orchestra; Senior Vice President and General Auditor
Age: 62                      (July 1998-February 2003) American Express Company.
                             Oversees 25 portfolios in the OppenheimerFunds complex.
---------------------------- ---------------------------------------------------------- ---------------- ----------------
---------------------------- ---------------------------------------------------------- ---------------- ----------------
Joel W. Motley,              Director (since January 2002) Columbia Equity Financial    $0               $10,001-$50,000
Trustee since 2002           Corp. (privately-held financial adviser); Managing
Age: 52                      Director (since January 2002) Carmona Motley, Inc.
                             (privately-held financial adviser). Formerly a Managing
                             Director of Carmona Motley Hoffman Inc. (privately-held
                             financial adviser) (January 1998-December 2001).
                             Oversees 25 portfolios in the OppenheimerFunds complex.
---------------------------- ---------------------------------------------------------- ---------------- ----------------
---------------------------- ---------------------------------------------------------- ---------------- ----------------
Kenneth A. Randall,          A director (since February 1972) of Dominion Resources,    $0               Over $100,000
Trustee since 1989           Inc. (electric utility holding company); formerly a
Age: 77                      director of Prime Retail, Inc. (real estate investment
                             trust) and Dominion Energy, Inc. (electric power and oil
                             & gas producer), President and Chief Executive Officer
                             of The Conference Board, Inc. (international economic
                             and business research) and a director of Lumbermens
                             Mutual Casualty Company, American Motorists Insurance
                             Company and American Manufacturers Mutual Insurance
                             Company. Oversees 25 portfolios in the OppenheimerFunds
                             complex.
---------------------------- ---------------------------------------------------------- ---------------- ----------------
---------------------------- ---------------------------------------------------------- ---------------- ----------------
Edward V. Regan,             President, Baruch College, CUNY; a director of RBAsset     $0               $10,001-$50,000
Trustee since 1993           (real estate manager); a director of OffitBank; formerly
Age: 74                      Trustee, Financial Accounting Foundation (FASB and
                             GASB), Senior Fellow of Jerome Levy Economics Institute,
                             Bard College, Chairman of Municipal Assistance
                             Corporation for the City of New York, New York State
                             Comptroller and Trustee of New York State and Local
                             Retirement Fund. Oversees 25 investment companies in the
                             OppenheimerFunds complex.
---------------------------- ---------------------------------------------------------- ---------------- ----------------
---------------------------- ---------------------------------------------------------- ---------------- ----------------
Russell S. Reynolds, Jr.,    Chairman (since 1993) of The Directorship Search Group,    $0               $10,001-$50,000
Trustee since 1989           Inc. (corporate governance consulting and executive
Age: 72                      recruiting); a Life Trustee of International House
                             (non-profit educational organization); a former trustee
                             of The Historical Society of the Town of Greenwich.
                             Oversees 25 portfolios in the OppenheimerFunds complex.
---------------------------- ---------------------------------------------------------- ---------------- ----------------

       The address of the Officers in the chart below is as follows: for Messrs. Fielding, Murphy and Zack and Ms. Bloomberg, Two
World Financial Center, 225 Liberty Street, New York, NY 10281-1008, for Messrs. Vandehey, Vottiero, Petersen and Wixted and Ms.
Ives, 6803 S. Tucson Way, Centennial, CO 80112-3924. Each Officer serves for an indefinite term or until his or her earlier resignation, death or removal.

---------------------------------------------------------------------------------------------------------------------------
                                                   Officers of the Fund
---------------------------------------------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------
Name,                              Principal Occupation(s) During Past 5 Years
Position(s) Held with Fund,
Length of Service,
Age
---------------------------------- ----------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------
John V. Murphy, President, since   Chairman,  Chief Executive  Officer and director (since June 2001) and President (since
2001                               September  2000)  of  the  Manager;  President  and a  director  or  trustee  of  other
Age: 55                            Oppenheimer  funds;   President  and  a  director  (since  July  2001)  of  Oppenheimer
                                   Acquisition   Corp.  (the  Manager's   parent  holding   company)  and  of  Oppenheimer
                                   Partnership  Holdings,  Inc. (a holding company subsidiary of the Manager);  a director
                                   (since  November  2001) of  OppenheimerFunds  Distributor,  Inc. (a  subsidiary  of the
                                   Manager);  Chairman and a director (since July 2001) of Shareholder Services,  Inc. and of Shareholder  Financial Services,  Inc. (transfer agent subsidiaries of the Manager);
                                   President  and a director  (since  July  2001) of  OppenheimerFunds  Legacy  Program (a charitable  trust  program  established  by the  Manager);  a director of the following investment  advisory  subsidiaries of the Manager:  OFI Institutional Asset Management,
                                   Inc.,   Centennial  Asset  Management   Corporation,   Trinity  Investment   Management
                                   Corporation and Tremont  Capital  Management,  Inc. (since November 2001),  HarbourView
                                   Asset  Management  Corporation  and OFI Private  Investments,  Inc.  (since July 2001);
                                   President  (since  November 1, 2001) and a director  (since  July 2001) of  Oppenheimer
                                   Real  Asset  Management,  Inc.;  Executive  Vice  President  (since  February  1997) of
                                   Massachusetts  Mutual Life Insurance Company (the Manager's parent company); a director
                                   (since  June 1995) of DLB  Acquisition  Corporation  (a holding  company  that owns the shares  of  Babson  Capital  Management  LLC);  a  member  of  the  Investment  Company
                                   Institute's  Board of  Governors  (elected  to  serve  from  October  3,  2003  through
                                   September 30, 2006).  Formerly,  Chief Operating Officer (September  2000-June 2001) of
                                   the  Manager;  President  and  trustee  (November  1999-November  2001)  of MML  Series
                                   Investment Fund and MassMutual  Institutional Funds (open-end investment companies);  a director (September 1999-August 2000) of C.M. Life Insurance Company;  President, Chief
                                   Executive  Officer  and  director  (September  1999-August  2000) of MML Bay State Life
                                   Insurance Company;  Oversees 63 portfolios as Trustee/Director  and 21 portfolios as an
                                   Officer in the OppenheimerFunds complex.
---------------------------------- ----------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------
Ronald H. Fielding,                Senior Vice President  (since  January 1996) of the Manager;  Chairman of the Rochester
Vice President and Portfolio       Division  of the  Manager  (since  January  1996);  an officer of 9  portfolios  in the
Manager since 1999                 OppenheimerFunds complex.
Age: 55
---------------------------------- ----------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------
Mark S. Vandehey,                  Senior Vice President and Chief  Compliance  Officer (since March 2004) of the Manager;
Vice President and Chief           Vice President  (since June 1983) of  OppenheimerFunds  Distributor,  Inc.,  Centennial
Compliance Officer since 2004      Asset Management  Corporation and Shareholder  Services,  Inc. Formerly (until February
Age:  53                           2004) Vice  President  and  Director of  Internal  Audit of  OppenheimerFunds,  Inc. An
                                   officer of 83 portfolios in the Oppenheimer funds complex.
---------------------------------- ----------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------
Brian W. Wixted,                   Senior Vice  President  and Treasurer  (since March 1999) of the Manager;  Treasurer of
Treasurer since 1999               HarbourView  Asset  Management  Corporation,   Shareholder  Financial  Services,  Inc.,
Age: 44                            Shareholder  Services,  Inc.,  Oppenheimer  Real  Asset  Management  Corporation,   and
                                   Oppenheimer  Partnership Holdings, Inc. (since March 1999), of OFI Private Investments,
                                   Inc. (since March 2000), of  OppenheimerFunds  International Ltd. and  OppenheimerFunds
                                   plc (since May 2000),  of OFI  Institutional  Asset  Management,  Inc.  (since November
                                   2000),  and of  OppenheimerFunds  Legacy  Program (a Colorado  non-profit  corporation)
                                   (since June 2003);  Treasurer and Chief Financial Officer (since May 2000) of OFI Trust
                                   Company (a trust company subsidiary of the Manager);  Assistant  Treasurer (since March
                                   1999) of  Oppenheimer  Acquisition  Corp.  Formerly  Assistant  Treasurer of Centennial
                                   Asset Management  Corporation  (March  1999-October 2003) and  OppenheimerFunds  Legacy
                                   Program  (April  2000-June  2003);   Principal  and  Chief  Operating   Officer  (March
                                   1995-March 1999) at Bankers Trust Company-Mutual Fund Services Division.  An officer of
                                   83 portfolios in the OppenheimerFunds complex.
---------------------------------- ----------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------
Brian Petersen,                    Assistant Vice President of the Manager since August 2002; formerly Manager/Financial
Assistant Treasurer since 2004     Product Accounting (November 1998-July 2002) of the Manager. An officer of 83
Age: 34                            portfolios in the OppenheimerFunds complex.
---------------------------------- ----------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------
Philip Vottiero,                   Vice  President/Fund  Accounting  of  the  Manager  since  March  2002.  Formerly  Vice
Assistant Treasurer since 2002     President/Corporate  Accounting of the Manager (July 1999-March 2002) prior to which he
Age: 41                            was Chief Financial Officer at Sovlink  Corporation  (April 1996-June 1999). An officer of 83 portfolios in the OppenheimerFunds complex.
---------------------------------- ----------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------
Robert G. Zack,                    Executive Vice  President  (since  January 2004) and General  Counsel  (since  February
Secretary since 2001               2002) of the  Manager;  General  Counsel and a director  (since  November  2001) of the
Age: 56                            Distributor;  General  Counsel  (since  November 2001) of Centennial  Asset  Management
                                   Corporation;  Senior  Vice  President  and General  Counsel  (since  November  2001) of
                                   HarbourView  Asset  Management  Corporation;   Secretary  and  General  Counsel  (since
                                   November 2001) of Oppenheimer  Acquisition  Corp.;  Assistant  Secretary and a director
                                   (since October 1997) of OppenheimerFunds  International Ltd. and OppenheimerFunds  plc;
                                   Vice  President  and a  director  (since  November  2001)  of  Oppenheimer  Partnership
                                   Holdings,  Inc.; a director (since November 2001) of Oppenheimer Real Asset Management,
                                   Inc.;  Senior Vice  President,  General Counsel and a director (since November 2001) of
                                   Shareholder  Financial  Services,   Inc.,  Shareholder  Services,   Inc.,  OFI  Private
                                   Investments,  Inc. and OFI Trust  Company;  Vice  President  (since  November  2001) of
                                   OppenheimerFunds  Legacy  Program;  Senior Vice  President and General  Counsel  (since
                                   November 2001) of OFI  Institutional  Asset  Management,  Inc.; a director  (since June
                                   2003)  of  OppenheimerFunds  (Asia)  Limited.   Formerly  Senior  Vice  President  (May
                                   1985-December   2003),  Acting  General  Counsel  (November   2001-February  2002)  and
                                   Associate General Counsel (May 1981-October 2001) of the Manager;  Assistant  Secretary
                                   of  Shareholder  Services,   Inc.  (May  1985-November  2001),   Shareholder  Financial
                                   Services, Inc. (November  1989-November 2001); and OppenheimerFunds  International Ltd.
                                   (October  1997-November  2001).  An officer of 83  portfolios  in the  OppenheimerFunds complex.
---------------------------------- ----------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------
Kathleen T. Ives,                  Vice  President  (since June 1998) and Senior  Counsel and Assistant  Secretary  (since
Assistant Secretary since 2001     October  2003) of the Manager;  Vice  President  (since 1999) and  Assistant  Secretary
Age: 38                            (since October 2003) of the  Distributor;  Assistant  Secretary (since October 2003) of
                                   Centennial Asset Management Corporation;  Vice President and Assistant Secretary (since
                                   1999) of Shareholder  Services,  Inc.;  Assistant  Secretary  (since  December 2001) of
                                   OppenheimerFunds  Legacy Program and of Shareholder Financial Services,  Inc.. Formerly
                                   an Assistant  Counsel  (August  1994-October  2003) and Assistant Vice President of the
                                   Manager (August  1997-June  1998). An officer of 83 portfolios in the  OppenheimerFunds complex.
---------------------------------- ----------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------
Lisa I. Bloomberg,                 Vice  President and Associate  Counsel of the Manager  since May 2004;  formerly  First
Assistant Secretary since 2004     Vice President and Associate General Counsel of UBS Financial Services Inc.  (formerly,
Age:  36                           PaineWebber  Incorporated)  (May 1999 - April 2004) prior to which she was an Associate at Skadden,  Arps, Slate, Meagher & Flom, LLP (September 1996 - April 1999). An officer of 83 portfolios in the OppenheimerFunds complex.
---------------------------------- ----------------------------------------------------------------------------------------

         |X|  Remuneration of Trustees.  The officers of the Fund are affiliated with the Manager and receive no salary or fee from the
Fund. The Trustees  received the  compensation  from the Fund shown below with respect to the Fund's fiscal year ended  July 31,  2004.
The total  compensation  from all  Oppenheimer  Funds for which the  Trustee  serves  as a Trustee  or  Director  (including  the Fund)
represents  compensation received for serving as a director or trustee and, if applicable,  as a member of a committee of the boards of those funds during the calendar year ended December 31, 2003.

---------------------------------- --------------------- --------------------- --------------------- ---------------------
Trustee Name and Other Fund             Aggregate             Retirement         Estimated Annual     Total Compensation
                                                                                                           From All
                                                                                                      Oppenheimer Funds
                                                                                                          For Which
                                                         Benefits Accrued as   Retirement Benefits        Individual
Position(s)                            Compensation          Part of Fund        to be Paid Upon          Serves As
(as applicable)                         From Fund1             Expenses            Retirement2         Trustee/Director
---------------------------------- --------------------- --------------------- --------------------- ---------------------
---------------------------------- --------------------- --------------------- --------------------- ---------------------
Clayton K. Yeutter                       $2,2583                $2,220               $61,306               $152,079
Chairman of the Board
---------------------------------- --------------------- --------------------- --------------------- ---------------------
---------------------------------- --------------------- --------------------- --------------------- ---------------------
Robert G. Galli                           $1,681                $1,740               $80,9234             $213,5365
Regulatory & Oversight Committee
Chairman
---------------------------------- --------------------- --------------------- --------------------- ---------------------
---------------------------------- --------------------- --------------------- --------------------- ---------------------
Phillip Griffiths
Governance Committee and
Regulatory & Oversight Committee         $1,7036                 $634                $23,309               $74,500
Member
---------------------------------- --------------------- --------------------- --------------------- ---------------------
---------------------------------- --------------------- --------------------- --------------------- ---------------------
Joel W. Motley
Audit Committee Chairman and
Regulatory & Oversight Committee         $1,7987                 $123                $14,530               $68,900
Member
---------------------------------- --------------------- --------------------- --------------------- ---------------------
---------------------------------- --------------------- --------------------- --------------------- ---------------------
Kenneth A. Randall                        $1,565                  $0                 $79,622               $93,989
Audit Committee Member and
Governance Committee Member
---------------------------------- --------------------- --------------------- --------------------- ---------------------
---------------------------------- --------------------- --------------------- --------------------- ---------------------
Edward V. Regan                           $1,518                $1,874               $59,353               $98,983
Proxy Committee Chairman and
Audit Committee Chairman Member
---------------------------------- --------------------- --------------------- --------------------- ---------------------
---------------------------------- --------------------- --------------------- --------------------- ---------------------
Russell S. Reynolds, Jr.                  $1,336                $1,652               $60,720               $77,002
Proxy Committee Member and
Governance Committee Member
---------------------------------- --------------------- --------------------- --------------------- ---------------------
---------------------------------- --------------------- --------------------- --------------------- ---------------------
Donald Spiro                               $833                  $592                $20,6678              $64,080
Vice Chariman of the Board
---------------------------------- --------------------- --------------------- --------------------- ---------------------
Messrs.  Levy and Lipstein and Ms.  Moynihan  retired as Trustees from Board I effective  January 1, 2003,  March 31, 2003 and July 31,
2003,  respectively.  For the fiscal year ended July 31, 2004, Ms.  Moynihan  received  received $129 aggregate  compensation  from the
Fund.  For the calendar  year ended  December 31, 2003,  Messrs.  Levy and Lipstein  and Ms.  Moynihan  received  $43,425,  $75,076 and
$88,229, respectively, of total compensation from all of the Oppenheimer funds for which they served as trustees.
1.       Aggregate Compensation From Fund includes fees and deferred compensation, if any, for a Trustee.
2.       Estimated  Annual  Retirement  Benefits to be Paid Upon  Retirement is based on a straight life payment plan election with the assumption  that a Trustee  will retire at the age of 75 and is eligible  (after 7 years of  service) to receive  retirement  plan benefits as described below under "Retirement Plan for Trustees."
3.       Includes $564 deferred by Mr. Yeutter under the Deferred Compensation Plan described below.
4.       Includes  $36,990  estimated to be paid to Mr. Galli for serving as a trustee or director of 10 other  Oppenheimer  funds that are not Board I Funds.
5.       Includes  $96,000  paid to Mr.  Galli for serving as trustee or director  of 10 other  Oppenheimer  funds that are not Board I
     Funds.
6.       Includes $1,703 deferred by Mr. Griffiths under the Deferred Compensation Plan described below.
7.       Includes $719 deferred by Mr. Motley under the Deferred Compensation Plan described below.
8.       Mr. Spiro retired as a Trustee of all the Board I funds effective October 31, 2004.

         Retirement Plan for Trustees.  The Fund has adopted a retirement plan that provides for payments to retired Independent
Trustees. Payments are up to 80% of the average compensation paid during a Trustee's five years of service in which the highest compensation was received. A Trustee must serve as trustee for any of the Board I Funds for at least seven years in order to be eligible for retirement plan benefits and must serve for at least 15 years to be eligible for the maximum benefit. Each Trustee's retirement benefits will depend on the amount of the Trustee's future compensation and length of service.

|X|      Deferred Compensation Plan for Trustees.  The Board of Trustees has adopted a Deferred Compensation Plan for Independent
Trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the
Fund. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan is determined based upon the performance of the selected funds.

         Deferral of Trustees' fees under the plan will not materially affect the Fund's assets, liabilities or net income per share.
The plan will not obligate the Fund to retain the services of any Trustee or to pay any particular level of compensation to any
Trustee. Pursuant to an Order issued by the Securities and Exchange Commission, the Fund may invest in the funds selected by the
Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustee's deferred fee account.

         |X| Major  Shareholders.  As of August 31,  2004,  the only  persons  who owned of record or who were known by the Fund to own beneficially 5% or more of any class of the Fund's outstanding shares, and their holdings of the as of the date, were the following:

         MLPF&S for the sole benefit of its customers,  Attn. Fund  ADMN/#97HF6,  4800 Deer Lake Drive East Floor 3,  Jacksonville,  FL
32246-6484, which owned 544,321.378 Class C shares (8.33% of the Class C shares then outstanding) for the benefit of its customers.

The Manager.  The Manager is wholly-owned by Oppenheimer  Acquisition Corp., a holding company controlled by Massachusetts  Mutual Life
Insurance Company, a global, diversified insurance and financial services organization.

         |X|  Code of Ethics.  The Fund, the Manager and the Distributor have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Covered persons include persons with knowledge of the investments and investment intentions of the Fund and other funds advised by the Manager. The Code of Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls. Compliance with the Code of
Ethics is carefully monitored and enforced by the Manager.

         The Code of Ethics is an exhibit to the Fund's  registration  statement  filed with the SEC and can be reviewed  and copied at the SEC's Public  Reference Room in Washington,  D.C. You can obtain  information  about the hours of operation of the Public Reference
Room by calling the SEC at 1.202.942.8090.  The Code of Ethics can also be viewed as part of the Fund's  registration  statement on the
SEC's EDGAR database at the SEC's Internet website at  http://www.sec.gov.  Copies may be obtained,  after paying a duplicating fee, by electronic  request  at the  following  E-mail  address:  publicinfo@sec.gov.,  or by writing to the SEC's  Public  Reference  Section,
Washington, D.C. 20549-0102.

         Portfolio  Proxy  Voting.  The Fund has adopted  Portfolio  Proxy Voting  Policies and  Procedures  under which the Fund votes proxies relating to securities  ("portfolio  proxies") held by the Fund. The Fund's primary  consideration in voting portfolio  proxies is the financial  interests of the Fund and its  shareholders.  The Fund has retained an unaffiliated  third-party as its agent to vote portfolio  proxies in accordance  with the Fund's  Portfolio  Proxy Voting  Guidelines and to maintain  records of such portfolio proxy voting.  The Proxy Voting Guidelines  include provisions to address conflicts of interest that may arise between the Fund and OFI where an OFI  directly-controlled  affiliate  manages or  administers  the assets of a pension plan of a company  soliciting  the proxy.  The
Fund's Portfolio Proxy Voting Guidelines on routine and non-routine proxy proposals are summarized below.

o        The Fund votes with the recommendation of the issuer's management on routine matters, including election of directors nominated by management and ratification of auditors, unless circumstances indicate otherwise.
o        In general, the Fund opposes anti-takeover proposals and supports elimination of anti-takeover proposals, absent unusual circumstances.
o        The Fund supports shareholder proposals to reduce a super-majority vote requirement, and opposes management proposals to add a super-majority vote requirement.
o        The Fund opposes proposals to classify the board of directors.
o        The Fund supports proposals to eliminate cumulative voting.
o        The Fund opposes re-pricing of stock options.
o        The Fund  generally  considers  executive  compensation  questions  such as stock  option plans and bonus plans to be ordinary business  activity.  The Fund analyzes stock option plans,  paying particular  attention to their dilutive effect.  While the Fund generally supports management proposals, the Fund opposes plans it considers to be excessive.

              The Fund is required to file new Form N-PX,  with its complete  proxy voting record for the 12 months ended June 30th, no later than August 31st of each year.  The Fund's Form N-PX filing is available (i) without  charge,  upon request,  by calling the Fund toll-free at  1.800.525-7048 and (ii) on the SEC's website at www.sec.gov.

         |X|  The Investment Advisory Agreement. The Manager provides investment advisory and management services to the Fund under an investment advisory agreement between the Manager and the Fund. The Manager selects securities for the Fund's portfolio and handles its day-to day business. That agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment. It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective corporate administration for the Fund. Those responsibilities include the compilation and maintenance of records with respect to the Fund's operations, the preparation and filing of specified reports, and the composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

         The Fund pays expenses not expressly assumed by the Manager under the advisory agreement. The investment advisory agreement lists examples of expenses paid by the Fund. The major categories relate to interest, taxes, fees to Independent Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs, brokerage commissions, and non-recurring expenses, including litigation cost. The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Fund as a whole. The fees are allocated to each class of shares based upon the relative proportion of the Fund's net assets represented by that class. The management fees paid by the Fund to the Manager during its last three fiscal years are listed below.

--------------------------- --------------------------------------------- -------------------------------------------
                                                                                    Management Fee Paid to
       Fiscal Year                         Management Fee                           OppenheimerFunds, Inc.
        Ended 7/31                   (Without Voluntary Waiver)                         (after waiver)
--------------------------- --------------------------------------------- -------------------------------------------
--------------------------- --------------------------------------------- -------------------------------------------
           2002                              $1,358,312                                      N/A
--------------------------- --------------------------------------------- -------------------------------------------
--------------------------- --------------------------------------------- -------------------------------------------
           2003                              $2,046,970                                      N/A
--------------------------- --------------------------------------------- -------------------------------------------
--------------------------- --------------------------------------------- -------------------------------------------
           2004                              $2,465,343                                      N/A
--------------------------- --------------------------------------------- -------------------------------------------

         The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard for its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss the Fund sustains for any investment, adoption of any investment policy or the purchase, sale or retention of any security

         The agreement permits the Manager to act as investment advisor for any other person, firm or corporation and to use the name
"Oppenheimer" in connection with other investment companies for which it may act as investment advisor or general distributor. If the
Manager shall no longer act as investment advisor to the Fund, the Manager may withdraw the Fund's right to use the name
"Oppenheimer" as part of its name.

              |X| Annual Approval of Investment Advisory Agreement. Each year, the Board of Trustees including a majority of the
Independent Trustees is required to approve the renewal of the investment advisory agreement. The Investment Company Act requires that the Board request and evaluate and the Manager provide such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.  The Board employs an independent consultant to prepare a report that provides such information as the Board requests for this purpose.

         The Board also receives information about the 12b-1 distribution fees the Fund pays.  These distribution fees are reviewed and approved at a different time of the year.

         The Board reviewed the foregoing information in arriving at its decision to renew the investment advisory agreement.  Among other factors, the Board considered:
o        The nature, cost, and quality of the services provided to the Fund and its shareholders;
o        The profitability of the Fund to the Manager;
o        The investment performance of the Fund in comparison to regular market indices
o        Economies of scale that may be available to the Fund from the Manager;
o        Fees paid by other mutual funds for similar services;
o        The value and quality of any other benefits or services received by the Fund from its relationship with the Manager, and
o        The direct and indirect benefits the Manager received from its relationship with the Fund.  These included services provided by the Distributor and the Transfer Agent, and brokerage and soft dollar arrangements permissible under Section 28(e) of the Securities Exchange Act.

         The Board considered that the Manager must be able to pay and retain high quality personnel at competitive rates to provide services to the Fund.  The Board also considered that maintaining the financial viability of the Manager is important so that the
Manager will be able to continue to provide quality services to the Fund and its shareholders in adverse times.  The Board also considered the investment performance of other mutual funds advised by the Manager. The Board is aware that there are alternatives to the use of the Manager.

         These matters were also considered by the Independent Trustees meeting separately from the full Board with experienced
Counsel to the Fund who assisted the Board in its deliberations.  The Fund's Counsel is independent of the Manager within the meaning and intent of the SEC Rules regarding the independence of counsel.

         After careful  deliberation,  the Board,  including the  Independent  Trustees,  concluded that it was in the best interest of shareholders to continue the investment  advisory  agreement for another year. In arriving at a decision,  the Board did not single out any one factor or group of factors as being more important than other factors,  but considered all factors  together.  The Board judged the terms and  conditions  of the  investment  advisory  agreement,  including  the  investment  advisory  fee,  in light of all of the surrounding circumstances

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the investment advisory agreement is to buy and sell portfolio securities for the Fund. The investment advisory agreement allows the Manager to use broker-dealers to effect the Fund's portfolio transactions. The Manager is authorized by the advisory agreement to employ broker-dealers that, in the
Manager's best judgment based on all relevant factors, will implement the Fund's policy to obtain, at reasonable expense, the "best execution" of portfolio transactions. "Best execution" refers to prompt and reliable execution at the most favorable price obtainable. The Manager need not seek competitive commission bidding. However, the Manager is expected to minimize the commissions paid to the extent consistent with the interest and policies of the Fund as established by its Board of Trustees.

         Under the investment advisory agreement, in choosing brokers to execute portfolio transactions for the Fund, the Manager may select brokers (other than affiliates) that provide brokerage and/or research services to the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion.  The commissions paid to those brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the commission is fair and reasonable in relation to the services provided.

         Subject to those considerations, as a factor in selecting brokers for the Fund's portfolio transactions, the investment advisory agreement also permits the Manager to consider sales of shares of the Fund and other investment companies for which the
Manager or an affiliate serves as investment adviser.  Notwithstanding that authority, and with the concurrence of the Fund's Board, the Manager has determined not to consider sales of shares of the Fund and other investment companies for which the Manager or an affiliate serves as investment adviser as a factor in selecting brokers for the Fund's portfolio transactions.  However, the Manager may continue to effect portfolio transactions through brokers who sell shares of the Fund.

Brokerage Practices Followed by the Manager. The Manager allocates brokerage for the Fund subject to the provisions of the investment advisory agreement and the procedures and rules described above. Generally the Manager's portfolio traders allocate brokerage upon recommendations from the Manager's portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage. In either case, the Manager's executive officers supervise the allocation of brokerage.

         Most securities purchases made by the Fund are in principal transactions at net prices. The Fund usually deals directly with the selling or purchasing principal or market maker without incurring charges for the services of a broker on its behalf unless the
Manager determines that a better price or execution may be obtained by using the services of a broker.  Therefore, the Fund does not incur substantial brokerage costs.  Portfolio securities purchased from underwriters include a commission or concession paid by the issuer to the underwriter in the price of the security.  Portfolio securities purchased from dealers include a spread between the bid and asked price.

         The Fund seeks to obtain prompt execution of orders at the most favorable net prices.  In an option transaction, the Fund ordinarily uses the same broker for the purchase or sale of the option and any transaction in the investment to which the option relates.  Other funds advised by the Manager have investment objectives and policies similar to those of the Fund.  Those other funds may purchase or sell the same securities as the Fund at the same time as the Fund, which could affect the supply and price of the securities.  When possible, the Manager tries to combine concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates.  The transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

         The investment advisory agreement permits the Manager to allocate brokerage for research services.  The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates.
Investment research received by the Manager for the commissions paid by those other accounts may be useful both to the Fund and one or more of the Manager's other accounts.  Investment research services may be supplied to the Manager by a third party at the instance of a broker through which trades are placed.

         Investment research services include information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars.

The research services provided by brokers broaden the scope and supplement the research activities of the Manager.  That research provides additional views and comparisons for consideration and helps the Manager to obtain market information for the valuation of securities that are either held in the Fund's portfolio or are being considered for purchase.  The Manager provides information to the Board of the Fund about the commissions paid to brokers furnishing such services, together with the Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

In the fiscal years ended July 31, 2002, 2003 and 2004, there were no transactions  directed to brokers for research services,  and the amount of the  commissions  paid to  broker-dealers  for those services was $0. As explained  above, in the fiscal years ended July 31,
2002, 2003 and 2004, respectively, the Fund did not pay any brokerage commissions.

Distribution and Service Plans

The Distributor.  Under its General Distributor's Agreement with the Fund, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares. The Distributor bears the expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders.  The
Distributor is not obligated to sell a specific number of shares.

         The sales charges and concessions paid to, or retained by, the Distributor from the sale of shares and the contingent deferred sales charges retained by the Distributor on the redemption of shares during the Fund's three most recent fiscal years are shown in the tables below:

  ------------- ------------------ ------------------- -------------------- ------------------- -------------------

                                   Class A Front-End
  Fiscal Year   Aggregate          Sales Charges       Concessions on       Concessions on      Concessions on
  Ended 7/31:   Front-End Sales    Retained by         Class A Shares       Class B Shares      Class C Shares
                Charges on Class   Distributor1        Advanced by          Advanced by         Advanced by
                A Shares                               Distributor2         Distributor2        Distributor2
  ------------- ------------------ ------------------- -------------------- ------------------- -------------------
  ------------- ------------------ ------------------- -------------------- ------------------- -------------------
      2002         $1,342,756           $254,020             $20,251            $1,942,287           $256,782
  ------------- ------------------ ------------------- -------------------- ------------------- -------------------
  ------------- ------------------ ------------------- -------------------- ------------------- -------------------
      2003         $1,351,585           $238,281             $25,800            $2,138,403           $297,755
  ------------- ------------------ ------------------- -------------------- ------------------- -------------------
  ------------- ------------------ ------------------- -------------------- ------------------- -------------------
      2004         $1,552,600           $285,333             $56,886            $1,054,726           $195,943
  ------------- ------------------ ------------------- -------------------- ------------------- -------------------
     1.  Includes amounts retained by a broker-dealer that is an affiliate or a parent of the Distributor.
     2.  The Distributor  advances  concession  payments to financial  intermediaries for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

  ----------------- ------------------------------ ------------------------------- --------------------------------

                    Class A Contingent Deferred    Class B Contingent Deferred     Class C Contingent Deferred
  Fiscal      Year  Sales Charges Retained by      Sales Charges Retained by       Sales Charges Retained by
  Ended 7/31:       Distributor                    Distributor                     Distributor
  ----------------- ------------------------------ ------------------------------- --------------------------------
  ----------------- ------------------------------ ------------------------------- --------------------------------
        2002                   $ 3,889                        $120,115                         $ 8,974
  ----------------- ------------------------------ ------------------------------- --------------------------------
  ----------------- ------------------------------ ------------------------------- --------------------------------
        2003                    $ 553                         $252,776                         $15,290
  ----------------- ------------------------------ ------------------------------- --------------------------------
  ----------------- ------------------------------ ------------------------------- --------------------------------
        2004                   $2,555                         $425,206                         $18,275
  ----------------- ------------------------------ ------------------------------- --------------------------------

         For  additional  information  about  distribution  of the  Fund's  shares,  including  fees  and  expenses,  please  refer  to
"Distribution and Service Plans."

Distribution and Service Plans.  The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class
B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.  Each plan has been approved by a vote of the Board of Trustees, including a majority of the Independent Trustees1, cast in person at a meeting called for the purpose of voting on that plan.

Under the Plans, the Manager and the Distributor may make payments to affiliates.  In their sole discretion, they may also from time to time make substantial payments from their own resources, which include the profits the Manager derives from the advisory fees it receives from the Fund, to compensate brokers, dealers, financial institutions and other intermediaries for providing distribution assistance and/or administrative services or that otherwise promote sales of the Fund's shares.  These payments, some of which may be referred to as "revenue sharing," may relate to the Fund's inclusion on a financial intermediary's preferred list of funds offered to its clients.

         Financial intermediaries, brokers and dealers may receive other payments from the Distributor or the Manager from their own resources in connection with the promotion and/or sale of shares of the Fund, including payments to defray expenses incurred in connection with educational seminars and meetings.  The Manager or Distributor may share expenses incurred by financial intermediaries in conducting training and educational meetings about aspects of the Fund for employees of the intermediaries or for hosting client seminars or meetings at which the Fund is discussed.  In their sole discretion, the Manager and/or the Distributor may increase or decrease the amount of payments they make from their own resources for these purposes.

         Unless a plan is terminated as described below, the plan continues in effect from year to year but only if the Fund's Board of Trustees and its Independent Trustees specifically vote annually to approve its continuance. Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan. A plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class.

         The Board of Trustees and the Independent Trustees must approve all material amendments to a plan. An amendment to increase materially the amount of payments to be made under a plan must be approved by shareholders of the class affected by the amendment.
Because Class B shares of the Fund automatically convert into Class A shares 72 months after purchase, the Fund must obtain the approval of both Class A and Class B shareholders for a proposed material amendment to the Class A plan that would materially increase payments under the plan. That approval must be by a majority of the shares of each class, voting separately by class.

         While the plans are in effect, the Treasurer of the Fund shall provide separate written reports on the plans to the Board of
Trustees at least quarterly for its review. The reports shall detail the amount of all payments made under a plan, and the purpose for which the payments were made. Those reports are subject to the review and approval of the Independent Trustees.

         Each plan states that while it is in effect, the selection and nomination of those Trustees of the Fund who are not
"interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the Independent Trustees.

         Under the plans for a class, no payment will be made to any recipient in any quarter in which the aggregate net asset value of all Fund shares of that class held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the Independent Trustees.

         Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (they are referred to as "recipients") for personal services and account maintenance services they provide for their customers who hold Class A shares. The services include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares. The Board has set the rate at that level.
While the plan permits the Board to authorize payments to the Distributor to reimburse itself for services under the plan, the Board has not yet done so. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares held in the accounts of the recipients or their customers.

         For the fiscal year ended July 31, 2004 payments under the Class A plan totaled $296,350, all of which all was paid by the
Distributor to recipients, and included $15,720 paid to an affiliate of the Distributor's parent company. Any unreimbursed expenses the Distributor incurs with respect to Class A shares for any fiscal year may not be recovered in subsequent years. The Distributor may not use payments received under the Class A plan to pay any of its interest expenses, carrying charges, other financial costs, or allocation of overhead.

         Class B and Class C Service and Distribution Plan Fees. Under each plan, service and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. Each plan provides for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid. The types of services that recipients provide are similar to the services provided under the Class A service plan, described above.

Each plan permits the Distributor to retain both the asset-based sales charges and the service fee on shares or to pay recipients the service fee on a quarterly basis, without payment in advance. However, the Distributor currently intends to pay the service fee to recipients in advance for the first year after Class B and Class C shares are purchased. After the first year shares are outstanding, after their purchase, the Distributor makes service fee payments quarterly on those shares. The advance payment is based on the net asset value of shares sold. Shares purchased by exchange do not qualify for the advance service fee payment. If Class B or Class C shares are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment made on those shares.

         The asset-based sales charge and service fees increase Class B and Class C expenses by 1.00% of the net assets per year of the respective classes.

         The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. It pays the asset-based sales charge as an ongoing concession to the recipient on Class C shares outstanding for a year or more. If a dealer has a special agreement with the Distributor, the
Distributor will pay the Class B and/or Class C service fee and the asset-based sales charge to the dealer quarterly in lieu of paying the sales concession and service fee in advance at the time of purchase.

         The asset-based sales charge on Class B and Class C shares allows investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.  The Fund pays the asset-based sales charge to the
Distributor for its services rendered in distributing Class B and Class C shares. The payments are made to the Distributor in recognition that the Distributor:

o        pays sales concessions to authorized brokers and dealers at the time of sale and pays service fees as described above,
o        may finance payment of sales concessions and/or the advance of the service fee payment to recipients under the plans, or may provide such financing from its own resources or from the resources of an affiliate,
o        employs personnel to support distribution of Class B and Class C shares,
o        bears the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" registration fees and certain other distribution expenses,
o        may not be able to adequately compensate dealers that sell Class B and Class C shares without receiving payment under the plans and therefore may not be able to offer such Classes for sale absent the plans,
o        receives payments under the plans consistent with the service fees and asset-based sales charges paid by other non-proprietary funds that charge 12b-1 fees,
o        may use the payments under the plan to include the Fund in various third-party distribution programs that may increase sales of Fund shares,
o        may experience increased difficulty selling the Fund's shares if payments under the plan are discontinued because most competitor funds have plans that pay dealers for rendering distribution services as much or more than the amounts currently being paid by the Fund, and
o        may not be able to continue providing, at the same or at a lesser cost, the same quality distribution sales efforts and services, or to obtain such services from brokers and dealers, if the plan payments were to be discontinued.

         The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. If either the Class B or the Class
C plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated.

Class B or Class C shares may not be purchased by an investor directly from the Distributor without the investor designating another broker-dealer of record.  If the investor no longer has another broker-dealer of record for an existing account, the Distributor is automatically designated as the broker-dealer of record, but solely for the purpose of acting as the investor's agent to purchase the shares.  In those cases, the Distributor retains the asset-based sales charge paid on Class B and Class C shares, but does not retain any service fees as to the assets represented by that account.

 --------------------------------------------------------------------------------------------------------------------
                     Distribution Fees Paid to the Distributor in the Fiscal Year Ended 7/31/04
 --------------------------------------------------------------------------------------------------------------------
 ----------------- ----------------------- ------------------------ ------------------------ ------------------------
 Class:            Total Payments Under    Amount Retained by       Distributor's            Distributor's
                                                                                             Unreimbursed Expenses
                                                                    Aggregate Unreimbursed   as % of Net Assets of
                   Plan                    Distributor              Expenses Under Plan      Class
 ----------------- ----------------------- ------------------------ ------------------------ ------------------------
 ----------------- ----------------------- ------------------------ ------------------------ ------------------------
 Class B Plan            $1,411,332              $1,152,9021              $5,275,705                  3.35%
 ----------------- ----------------------- ------------------------ ------------------------ ------------------------
 ----------------- ----------------------- ------------------------ ------------------------ ------------------------
 Class C Plan             $675,017                $227,2802               $1,021,576                  1.34%
 ----------------- ----------------------- ------------------------ ------------------------ ------------------------
1.       Includes $3,213 paid to an affiliate of the Distributor's parent company.
2.       Includes $27,947 paid to an affiliate of the Distributor's parent company.

         All payments under the Class B and the Class C plans are subject to the limitations imposed by the Conduct Rules of the
National Association of Securities Dealers, Inc. on payments of asset-based sales charges and service fees.

Performance of the Fund

Explanation of Performance Terminology. The Fund uses a variety of terms to illustrate its performance. These terms include
"standardized yield," "tax-equivalent yield," "dividend yield," "average annual total return," "cumulative total return," "average annual total return at net asset value" and "total return at net asset value." An explanation of how yields and total returns are calculated is set forth below. The charts below show the Fund's performance as of its most recent fiscal year end. You can obtain current performance information by calling the Fund's Transfer Agent at 1.800.525-7048 or by visiting the OppenheimerFunds Internet website at www.oppenheimerfunds.com.

         The Fund's illustrations of its performance data in advertisements must comply with rules of the SEC. Those rules describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by the Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund.

         Use of standardized performance calculations enables an investor to compare the Fund's performance to the performance of other funds for the same periods.  However, a number of factors should be considered before using the Fund's performance information as a basis for comparison with other investments:
o        Yields and total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.
o        The Fund's performance returns may not reflect the effect of taxes on dividends and capital gains distributions.
o        An investment in the Fund is not insured by the FDIC or any other government agency.
o        The principal value of the Fund's shares, and its yields and total returns are not guaranteed and normally will fluctuate on a daily basis.
o        When an investor's shares are redeemed, they may be worth more or less than their original cost.
         Yields and total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future yields or returns.

         The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different.  That is because of the different kinds of expenses each class bears.  The yields and total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund's investments, the maturity of those investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

         |X| Yields.  The Fund uses a variety of different yields to illustrate its current returns. Each class of shares calculates its yield separately because of the different expenses that affect each class.

         |_| Standardized Yield.  The "standardized yield" (sometimes referred to just as "yield") is shown for a class of shares for a stated thirty (30) day period.  It is not based on actual distributions paid by the Fund to shareholders in the thirty (30) day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments for that period.  It may therefore differ from the "dividend yield" for the same class of shares, described below.

         Standardized yield is calculated using the following formula set forth in rules adopted by the SEC, designed to assure uniformity in the way that all funds calculate their yields:

---------------------------------------------------------------------------------------------------------------------------------------
                                                           [OBJECT OMITTED]
---------------------------------------------------------------------------------------------------------------------------------------
         The symbols above represent the following factors:
         a =   dividends and interest earned during the thirty (30) day period.
         b =   expenses accrued for the period (net of any expense assumptions).
         c =   the average daily number of shares of that class outstanding during the thirty (30) day period that were entitled to receive dividends.
         d =   the maximum offering price per share of that class on the last day of the period, adjusted for undistributed net investment income.

         The standardized yield for a particular 30-day period may differ from the yield for other periods.  The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period.  Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund's classes of shares will differ for any 30-day period.

         Dividend Yield.  The Fund may quote a "dividend yield" for each class of its shares. Dividend yield is based on the dividends paid on a class of shares during the actual dividend period. To calculate dividend yield, the dividends of a class declared during a stated period are added together, and the sum is multiplied by 12 (to annualize the yield) and divided by the maximum offering price on the last day of the dividend period.  The formula is shown below:

                  Dividend Yield = dividends paid x 12/maximum offering price (payment date)

         The maximum offering price for Class A shares includes the current maximum initial sales charge.  The maximum offering price for Class B and Class C shares is the net asset value per share, without considering the effect of contingent deferred sales charges.  The Class A dividend yield may also be quoted without deducting the maximum initial sales charge.

         |_| Tax-Equivalent Yield.  The "tax-equivalent yield" of a class of shares is the equivalent yield that would have to be earned on a taxable investment to achieve the after-tax results represented by the Fund's tax-equivalent yield.  It adjusts the
Fund's standardized yield, as calculated above, by a stated Federal tax rate.  Using different tax rates to show different tax equivalent yields shows investors in different tax brackets the tax equivalent yield of the Fund based on their own tax bracket.

         The tax-equivalent yield is based on a 30-day period, and is computed by dividing the tax-exempt portion of the Fund's current yield (as calculated above) by one minus a stated income tax rate.  The result is added to the portion (if any) of the Fund's current yield that is not tax-exempt.

         The tax-equivalent yield may be used to compare the tax effects of income derived from the Fund with income from taxable investments at the tax rates stated.  Your tax bracket is determined by your federal and state taxable income (the net amount subject to federal and state income tax after deductions and exemptions).

----------------------------------------------------------------------------------------------------------------------

                               The Fund's Yields for the 30-Day Periods Ended 7/31/04
----------------------------------------------------------------------------------------------------------------------
------------------ --------------------------------- -------------------------------- --------------------------------
                                                                                       Tax-Equivalent Yield (37.00%
                            Dividend Yield                 Standardized Yield          Combined Federal/Pennsylvania
                                                                                               Tax Bracket)

Class of Shares
------------------ --------------------------------- -------------------------------- --------------------------------
------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------
                   Without Sales    After Sales      Without Sales   After Sales      Without Sales    After Sales
                   Charge           Charge           Charge          Charge           Charge           Charge
------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------
------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------
Class A                      5.92%            5.64%           5.91%            5.63%            9.84%           9.36%
------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------
------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------
Class B                      5.03%              N/A           5.13%              N/A            8.53%             N/A
------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------
------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------
Class C                      5.03%              N/A           5.12%              N/A            8.52%             N/A
------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------

         |X| Total Return Information. There are different types of "total returns" to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class are separately measured. The cumulative total return measures the change in value over the entire period (for example, 10 years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The Fund uses standardized calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

         In calculating total returns for Class A shares, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment ("P" in the formula below) (unless the return is shown without sales charge, as described below). For Class B shares, payment of the applicable contingent deferred sales charge is applied, depending on the period for which the return is shown: 5.0% in the first year, 4.0% in the second year, 3.0% in the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter. For Class C shares, the 1.0% contingent deferred sales charge is deducted for returns for the one-year period.

         |_| Average Annual Total Return. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an Ending Redeemable Value
("ERV" in the formula) of that investment, according to the following formula:

---------------------------------------------------------------------------------------------------------------------------------------
                                                           [OBJECT OMITTED]
---------------------------------------------------------------------------------------------------------------------------------------
|_|      Average Annual Total Return (After Taxes on Distributions). The "average annual total return (after taxes on distributions)"
of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes (calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an ending value ("ATVD" in the formula) of that investment, after taking into account the effect of taxes on Fund distributions, but not on the redemption of Fund shares, according to the following formula:

ATVD      1/n    - 1=  Average Annual Total Return (After Taxes on Distributions)
  P

|_|      Average Annual Total Return (After Taxes on Distributions and Redemptions).  The "average annual total return (after taxes on distributions and redemptions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes (calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period and the effect of capital gains taxes or capital loss tax benefits (each calculated using the highest federal individual capital gains tax rate in effect on the redemption date) resulting from the redemption of the shares at the end of the period. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an ending value ("ATVDR" in the formula) of that investment, after taking into account the effect of taxes on fund distributions and on the redemption of Fund shares, according to the following formula:

ATVDR     1/n     - 1=  Average Annual Total Return (After Taxes on Distributions and Redemption)
  P

---------------------------------------------------------------------------------------------------------------------------------------
                                                           [OBJECT OMITTED]
---------------------------------------------------------------------------------------------------------------------------------------
         |_|  Cumulative  Total Return.  The  "cumulative  total  return"  calculation  measures the change in value of a  hypothetical investment  of $1,000 over an entire period of years.  Its  calculation  uses some of the same factors as average  annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:
         |_| Total  Returns at Net Asset  Value.  From time to time the Fund may also quote a  cumulative  or an average  annual  total return "at net asset value" (without  deducting  sales charges) for each class of shares.  Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical  investment in that class of shares (without  considering front-end or  contingent  deferred  sales  charges) and takes into  consideration  the  reinvestment  of  dividends  and capital  gains distributions.

----------------------------------------------------------------------------------------------------------------------

                               The Fund's Total Returns for the Periods Ended 7/31/04
----------------------------------------------------------------------------------------------------------------------
-------------- ------------------------- -----------------------------------------------------------------------------
                   Cumulative Total                              Average Annual Total Returns
                 Returns (10 years or
                    life of class)

Class of
Shares
-------------- ------------------------- -----------------------------------------------------------------------------
-------------- ------------------------- --------------------------- ----------------------- -------------------------
                                                                                                     10-Year
                                                   1-Year                    5-Year             (or life of class)
-------------- ------------------------- --------------------------- ----------------------- -------------------------
-------------- ------------ ------------ ------------ -------------- ------------ ---------- ------------ ------------
                  After       Without       After        Without        After     Without       After       Without
                  Sales        Sales        Sales     Sales Charge      Sales     Sales         Sales        Sales
                 Charge       Charge       Charge                      Charge      Charge      Charge       Charge
-------------- ------------ ------------ ------------ -------------- ------------ ---------- ------------ ------------
-------------- ------------ ------------ ------------ -------------- ------------ ---------- ------------ ------------
Class A          67.17%1      75.51%1       3.37%         8.53%         4.58%       5.61%       5.27%        5.79%
-------------- ------------ ------------ ------------ -------------- ------------ ---------- ------------ ------------
-------------- ------------ ------------ ------------ -------------- ------------ ---------- ------------ ------------
Class B          67.85%2      67.85%2       2.71%         7.71%         4.51%       4.83%      5.32%2       5.32%2
-------------- ------------ ------------ ------------ -------------- ------------ ---------- ------------ ------------
-------------- ------------ ------------ ------------ -------------- ------------ ---------- ------------ ------------
Class C          53.12%3      53.12%3       6.71%         7.71%         4.82%       4.82%      4.89%3       4.89%3
-------------- ------------ ------------ ------------ -------------- ------------ ---------- ------------ ------------
1   Inception of Class A:  9/18/89
2   Inception of Class B:  5/3/93
3   Inception of Class C:  8/29/95

  -------------------------------------------------------------------------------------------------------------------
                            Average Annual Total Returns for Class A Shares (After Taxes)
                                            For the Periods Ended 7/31/04
  -------------------------------------------------------------------------------------------------------------------
  ------------------------------------------ ----------------------- ------------------------ -----------------------

                                                     1-Year                  5-Year                  10 Years
  ------------------------------------------ ----------------------- ------------------------ -----------------------
  ------------------------------------------ ----------------------- ------------------------ -----------------------
  After Taxes on Distributions                       3.37%                    4.59%                   5.27%
  ------------------------------------------ ----------------------- ------------------------ -----------------------
  ------------------------------------------ ----------------------- ------------------------ -----------------------
  After Taxes on Distributions and
  Redemption of Fund Shares                          4.25%                    4.75%                   5.33%
  ------------------------------------------ ----------------------- ------------------------ -----------------------

Other Performance Comparisons.  The Fund compares its performance annually to that of an appropriate  broadly-based market index in its
Annual Report to shareholders.  You can obtain that information by contacting the Transfer Agent at the addresses or telephone  numbers shown  on the  cover  of this  Statement  of  Additional  Information.  The Fund may  also  compare  its  performance  to that of other investments,  including  other mutual funds,  or use rankings of its  performance by independent  ranking  entities.  Examples of these performance comparisons are set forth below.

         |_| Lipper Rankings. From time to time the Fund may publish the ranking of the performance of its classes of shares by
Lipper, Inc. ("Lipper"). Lipper is a widely-recognized
independent mutual fund monitoring  service.  Lipper monitors the performance of regulated  investment  companies,  including the Fund, and ranks their performance for various periods in categories based on investment  styles.  The Lipper  performance  rankings are based on total returns that include the  reinvestment  of capital gain  distributions  and income  dividends but do not take sales charges or taxes into  consideration.  Lipper also  publishes  "peer-group"  indices of the  performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.

|X|      Morningstar  Ratings.  From time to time the Fund may publish the star rating of the  performance  of its classes of shares by
Morningstar,  Inc., an  independent  mutual fund  monitoring  service.  Morningstar  rates and ranks mutual funds in their  specialized market sectors. The Fund is ranked among the municipal single state long category.

         Morningstar proprietary star ratings reflect historical risk-adjusted total investment return. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM)based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more
  emphasis on downward variations and rewarding consistent performance.   The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star.  (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-and ten-year (if applicable) Morningstar Rating metrics.

         |_|  Performance  Rankings and Comparisons by Other Entities and  Publications.  From time to time the Fund may include in its advertisements  and sales literature  performance  information about the Fund cited in newspapers and other periodicals such as The New
York Times,  The Wall Street Journal,  Barron's,  or similar  publications.  That information may include  performance  quotations from other sources,  including  Lipper and  Morningstar.  The performance of the Fund's classes of shares may be compared in publications to the performance of various market indices or other  investments,  and averages,  performance  rankings or other benchmarks  prepared by recognized mutual fund statistical services

         Investors  may also wish to compare  the  returns  on the Fund's  share  classes  to the  return on  fixed-income  investments available from banks and thrift institutions.  Those include  certificates of deposit,  ordinary  interest-paying  checking and savings accounts,  and other forms of fixed or variable time deposits,  and various other  instruments  such as Treasury  bills.  However,  the
Fund's  returns and share price are not  guaranteed  or insured by the FDIC or any other agency and will  fluctuate  daily,  while bank depository  obligations  may be insured by the FDIC and may  provide  fixed  rates of return.  Repayment  of  principal  and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. government.

         From time to time, the Fund may publish  rankings or ratings of the Manager or Transfer  Agent,  and of the investor  services provided by them to  shareholders of the Oppenheimer  funds,  other than  performance  rankings of the  Oppenheimer  funds  themselves.
Those ratings or rankings of  shareholder  and investor  services by third parties may include  comparisons  of their services to those provided by other mutual fund families  selected by the rating or ranking  services.  They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

         From time to time the Fund may include in its advertisements and sales literature the total return performance of a hypothetical investment account that includes shares of the Fund and other Oppenheimer funds. The combined account may be part of an illustration of an asset allocation model or similar presentation. The account performance may combine total return performance of the Fund and the total return performance of other Oppenheimer funds included in the account. Additionally, from time to time, the
Fund's advertisements and sales literature may include, for illustrative or comparative purposes, statistical data or other information about general or specific market and economic conditions. That may include, for example,
o        information about the performance of certain securities or commodities markets or segments of those markets,
o        information about the performance of the economies of particular countries or regions,
o        the earnings of companies included in segments of particular industries, sectors, securities markets, countries or regions,
o        the availability of different types of securities or offerings of securities,
o        information relating to the gross national or gross domestic product of the United States or other countries or regions,
o        comparisons of various market sectors or indices to demonstrate performance, risk, or other characteristics of the Fund.

ABOUT your account

How to Buy Shares

Additional information is presented below about the methods that can be used to buy shares of the Fund. Appendix C contains more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

When you purchase shares of the Fund, your ownership interest in the shares of the Fund will be recorded as a book entry on the records of the Fund.  The Fund will not issue or re-register physical share certificates.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $50 and shareholders must invest at least
$500 before an Asset Builder Plan (described below) can be established on a new account. Accounts established prior to November 1,
2002 will remain at $25 for additional purchases. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House ("ACH") transfer to buy the shares. Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of The New York Stock Exchange ("the Exchange"). The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund three days after the transfers are initiated. If the proceeds of the ACH transfer are not received on a timely basis, the Distributor reserves the right to cancel the purchase order. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of
Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in Appendix C to this
Statement of Additional Information because the Distributor or dealer or broker incurs little or no selling expenses.

|X|      Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together:
o        Class A and Class B shares you purchase for your individual accounts (including IRAs and 403(b) plans), or for your joint accounts, or for trust or custodial accounts on behalf of your children who are minors,
o        Current purchases of Class A and Class B shares of the Fund and other Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares, and
o        Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the Oppenheimer funds.

         A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts. The Distributor will add the value, at current offering price, of the shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies.
The reduced sales charge will apply only to current purchases. You must request it when you buy shares.

|X|      The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor and currently include the following:

Oppenheimer AMT-Free Municipals                               Oppenheimer Limited-Term Government Fund
Oppenheimer AMT-Free New York Municipals                      Oppenheimer Limited Term Municipal Fund
Oppenheimer Balanced Fund                                     Oppenheimer Main Street Fund
Oppenheimer Bond Fund                                         Oppenheimer Main Street Opportunity Fund
Oppenheimer California Municipal Fund                         Oppenheimer Main Street Small Cap Fund
Oppenheimer Capital Appreciation Fund                         Oppenheimer MidCap Fund
Oppenheimer Capital Income Fund                               Oppenheimer New Jersey Municipal Fund
Oppenheimer Capital Preservation Fund                         Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Champion Income Fund                              Oppenheimer Principal Protected Main Street Fund
Oppenheimer Convertible Securities Fund                       Oppenheimer Principal Protected Main Street Fund II
Oppenheimer Developing Markets Fund                           Oppenheimer Quest Balanced Fund
Oppenheimer Disciplined Allocation Fund                       Oppenheimer Quest Capital Value Fund, Inc.
Oppenheimer Discovery Fund                                    Oppenheimer Quest International Value Fund, Inc.
Oppenheimer Emerging Growth Fund                              Oppenheimer Quest Opportunity Value Fund
Oppenheimer Emerging Technologies Fund                        Oppenheimer Quest Value Fund, Inc.
Oppenheimer Enterprise Fund                                   Oppenheimer Real Asset Fund
Oppenheimer Equity Fund, Inc.                                 Oppenheimer Real Estate Fund
Oppenheimer Global Fund                                       Oppenheimer Rochester National Municipals
Oppenheimer Global Opportunities Fund                         Oppenheimer Select Value Fund
Oppenheimer Gold & Special Minerals Fund                      Oppenheimer Senior Floating Rate Fund
Oppenheimer Growth Fund                                       Oppenheimer Small Cap Value Fund
Oppenheimer High Yield Fund                                   Oppenheimer Strategic Income Fund
Oppenheimer International Bond Fund                           Oppenheimer Total Return Bond Fund
Oppenheimer International Growth Fund                         Oppenheimer U.S. Government Trust
Oppenheimer International Small Company Fund                  Oppenheimer Value Fund
Oppenheimer International Value Fund                          Limited-Term New York Municipal Fund
Oppenheimer Limited Term California Municipal Fund            Rochester Fund Municipals

And the following money market funds:

Oppenheimer Cash Reserves                                     Centennial Government Trust
Oppenheimer Money Market Fund, Inc.                           Centennial Money Market Trust
Centennial America Fund, L. P.                                Centennial New York Tax Exempt Trust
Centennial America Fund, L. P.                                Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust                        Centennial Tax Exempt Trust

         There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds described above except the money market funds. Under certain circumstances described in this Statement of Additional Information, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

Letters of Intent. Under a Letter of Intent ("Letter"), if you purchase Class A shares or Class A and Class B shares of the Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. You can include purchases made up to 90 days before the date of the Letter.
Letters do not consider Class C shares you purchase or may have purchased.

         A Letter is an investor's statement in writing to the Distributor of the intention to purchase Class A shares or Class A and
Class B shares of the Fund (and other Oppenheimer funds) during a 13-month period (the "Letter period"). At the investor's request, this may include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter.

         A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the Letter will be made at the offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

         In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor's purchases of shares within the Letter period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases. That amount is described in "Terms of Escrow," below (those terms may be amended by the Distributor from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this
Statement of Additional Information and the application used for a Letter. If those terms are amended, as they may be from time to time by the Fund, the investor agrees to be bound by the amended terms and that those amendments will apply automatically to existing
Letters.

         If the total eligible purchases made during the Letter period do not equal or exceed the intended purchase amount, the concessions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases. If total eligible purchases during the Letter period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the
Prospectus, the sales charges paid will be adjusted to the lower rate. That adjustment will be made only if and when the dealer returns to the Distributor the excess of the amount of concessions allowed or paid to the dealer over the amount of concessions that apply to the actual amount of purchases. The excess concessions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the
Distributor's receipt thereof.

         In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter when placing any purchase orders for the investor during the Letter period. All of such purchases must be made through the Distributor.

         |X|  Terms of Escrow That Apply to Letters of Intent.

              1.  Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

         2.   If the total minimum investment specified under the Letter is completed within the 13-month Letter period, the escrowed shares will be promptly released to the investor.

              3.  If, at the end of the 13-month Letter period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. That sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter.
If the difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

         4.   By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

5.       The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter)
include:
(a)      Class A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge,
(b)      Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and
(c)      Class A or Class B shares acquired by exchange of either (1) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or (2) Class B shares of one of the other
                  Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

              6.  Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares" and the escrow will be transferred to that other fund.

Asset Builder Plans. As explained in the Prospectus, you must initially establish your account with $500. Subsequently, you can establish an Asset Builder Plan to automatically purchase additional shares directly from a bank account for as little as $50. For those accounts established prior to November 1, 2002 and which have previously established Asset Builder Plans, additional purchases will remain at $25. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in the Prospectus. Asset Builder Plans are available only if your bank is an ACH member. Asset Builder
Plans may not be used to buy shares for OppenheimerFunds employer-sponsored qualified retirement accounts. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use their fund account to make monthly automatic purchases of shares of up to four other Oppenheimer funds.

         If you make payments from your bank account to purchase shares of the Fund, your bank account will be debited automatically.
Normally the debit will be made two business days prior to the investment dates you selected on your application. Neither the
Distributor, the Transfer Agent or the Fund shall be responsible for any delays in purchasing shares that result from delays in ACH transmissions.

         Before you establish Asset Builder payments, you should obtain a prospectus of the selected fund(s) from your financial advisor (or the Distributor) and request an application from the Distributor. Complete the application and return it. You may change the amount of your Asset Builder payment or you can terminate these automatic investments at any time by writing to the Transfer
Agent. The Transfer Agent requires a reasonable period (approximately 10 days) after receipt of your instructions to implement them.
The Fund reserves the right to amend, suspend or discontinue offering Asset Builder plans at any time without prior notice.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset values of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B or Class C shares and the dividends payable on Class B or Class C shares will be reduced by incremental expenses borne solely by that class. Those expenses include the asset-based sales charges to which Class B and Class C are subject.

         The availability of different classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class A shares normally are sold subject to an initial sales charge. While Class B and Class C shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B and Class C shares is the same as that of the initial sales charge on Class A shares - to compensate the Distributor and brokers, dealers and financial institutions that sell shares of the Fund. A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares rather than another.

         The Distributor will not accept a purchase order of $100,000 or more for Class B shares or a purchase order of $1 million or more to purchase Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts).

         |X|  Class B Conversion. Under current interpretations of applicable federal income tax law by the Internal Revenue Service, the conversion of Class B shares to Class A shares 72 months after purchase is not treated as a taxable event for the shareholder. If those laws or the IRS interpretation of those laws should change, the automatic conversion feature may be suspended. In that event, no further conversions of Class B shares would occur while that suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the shareholder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

         |X|  Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset values of shares, and therefore are indirectly borne by shareholders through their investment.

         The methodology for calculating the net asset value, dividends and distributions of the Fund's share classes recognizes two types of expenses. General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the Fund's total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class. Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, fees to unaffiliated Trustees, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

         Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses and shareholder meeting expenses (to the extent that such expenses pertain only to a specific class).

Fund Account Fees. As stated in the Prospectus, a $12 annual "Minimum Balance Fee" is assessed on each Fund account with a share balance valued under $500. The Minimum Balance Fee is automatically deducted from each such Fund account on or about the second to last business day of September.

     Listed below are certain cases in which the Fund has elected, in its discretion, not to assess the Fund Account Fees.  These exceptions are subject to change:
o        A fund account whose shares were acquired after September 30th of the prior year;
o        A fund account that has a balance below $500 due to the automatic conversion of shares from Class B to Class A shares.
         However, once all Class B shares held in the account have been converted to Class A shares the new account balance may become subject to the Minimum Balance Fee;
o        Accounts of shareholders who elect to access their account documents electronically via eDoc Direct;
o        A fund account that has only certificated shares and, has a balance below $500 and is being escheated;
o        Accounts of shareholders that are held by broker-dealers under the NSCC Fund/SERV system;
o        Accounts held under the Oppenheimer Legacy Program and/or holding certain Oppenheimer Variable Account Funds;
o        Omnibus accounts holding shares pursuant to the Pinnacle, Ascender, Custom Plus, Recordkeeper Pro and Pension Alliance
         Retirement Plan programs; and
o        A fund account that falls below the $500 minimum solely due to market fluctuations within the 12-month period preceding the date the fee is deducted.

To access account documents electronically via eDocs Direct, please visit the Service Center on our website at
www.oppenheimerfunds.com or call 1.888.470.0862 for instructions.

         The Fund reserves the authority to modify Fund Account Fees in its discretion.

Determination of Net Asset Values Per Share. The net asset values per share of each class of shares of the Fund are determined as of the close of business of the Exchange on each day that the Exchange is open. The calculation is done by dividing the value of the
Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Exchange normally closes at
4:00 P.M., Eastern time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a U.S. holiday).  All references to time in this Statement of Additional Information mean "Eastern time." The Exchange's most recent annual announcement regarding holidays and days when the market may close early is available on the Exchange's website at
www.nyse.com.

         Dealers other than Exchange members may conduct trading in municipal securities on days on which the Exchange is closed
(including weekends and holidays) or after 4:00 P.M. on a regular business day. Because the Fund's net asset values will not be calculated on those days, the Fund's net asset values per share may be significantly affected on such days when shareholders may not purchase or redeem shares.

         |X|  Securities Valuation. The Fund's Board of Trustees has established procedures for the valuation of the Fund's securities. In general those procedures are as follows:

o        Long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid"
and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.
o        The following securities are valued at the mean between the "bid" and "asked" prices determined by a pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry:
(1)      debt instruments that have a maturity of more than 397 days when issued,
(2)      debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and
(3)      non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of
                      60 days or less.
o        The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts:
(1)      money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less, and
(2)      debt instruments held by a money market fund that have a remaining maturity of 397 days or less.

o        Securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available).

         In the case of municipal securities, when last sale information is not generally available, the Manager may use pricing services approved by the Board of Trustees. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield and maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

         Puts, calls, futures and municipal bond index futures are valued at the last sale price on the principal exchange on which they are traded or on Nasdaq(R), as applicable, as determined by a pricing service approved by the Board of Trustees or by the Manager.
If there were no sales that day, they shall be valued at the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "asked" prices on the principal exchange or on Nasdaq on the valuation date. If not, the value shall be the closing bid price on the principal exchange or on Nasdaq on the valuation date. If the put, call or future is not traded on an exchange or on Nasdaq, it shall be valued by the mean between "bid" and "asked" prices obtained by the Manager from two active market makers. In certain cases that may be at the "bid" price if no "asked" price is available.

         When the Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and
Liabilities as an asset. An equivalent credit is included in the liability section. The credit is adjusted ("marked-to-market") to reflect the current market value of the option.  In determining the Fund's gain on investments, if a call or put written by the Fund is exercised, the proceeds are increased by the premium received.  If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium. If the Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction.  If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.

How to Sell Shares

The information below supplements the terms and conditions for redeeming shares set forth in the Prospectus.

Checkwriting. When a check is presented to United Missouri Bank (the "Bank") for clearance, the Bank will ask the Fund to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. This enables the shareholder to continue receiving dividends on those shares until the check is presented to the Fund. Checks may not be presented for payment at the offices of the Bank or the Fund's custodian. This limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks. The Fund reserves the right to amend, suspend or discontinue offering checkwriting privileges at any time.  The Fund will provide you notice whenever it is required to do so by applicable law.

         In choosing to take advantage of the Checkwriting privilege, by signing the account application or by completing a
Checkwriting card, each individual who signs:
(1)      for individual accounts, represents that they are the registered owner(s) of the shares of the Fund in that account;
(2)      for accounts for corporations, partnerships, trusts and other entities, represents that they are an officer, general partner, trustee or other fiduciary or agent, as applicable, duly authorized to act on behalf of the registered owner(s);
(3)      authorizes the Fund, its Transfer Agent and any bank through which the Fund's drafts (checks) are payable to pay all checks drawn on the Fund account of such person(s) and to redeem a sufficient amount of shares from that account to cover payment of each check;
(4)      specifically acknowledges that if they choose to permit checks to be honored if there is a single signature on checks drawn against joint accounts, or accounts for corporations, partnerships, trusts or other entities, the signature of any one signatory on a check will be sufficient to authorize payment of that check and redemption from the account, even if that account is registered in the names of more than one person or more than one authorized signature appears on the
                Checkwriting card or the application, as applicable;
(5)      understands that the Checkwriting privilege may be terminated or amended at any time by the Fund and/or the Fund's bank; and
(6)      acknowledges and agrees that neither the Fund nor its bank shall incur any liability for that amendment or termination of checkwriting privileges or for redeeming shares to pay checks reasonably believed by them to be genuine, or for returning or not paying checks that have not been accepted for any reason.

Sending Redemption Proceeds by Federal Funds Wire. The Federal Funds wire of redemption proceeds may be delayed if the Fund's custodian bank is not open for business on a day when the Fund would normally authorize the wire to be made, which is usually the
Fund's next regular business day following the redemption. In those circumstances, the wire will not be transmitted until the next bank business day on which the Fund is open for business. No dividends will be paid on the proceeds of redeemed shares awaiting transfer by Federal Funds wire.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of:
o        Class A shares purchased subject to an initial sales charge or Class A shares on which a contingent deferred sales charge was paid, or
o        Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.

         The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below. Reinvestment will be at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Transfer Agent for that privilege at the time of reinvestment. This privilege does not apply to Class C shares. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

         Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of
Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds.

Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, under certain circumstances, the Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of liquid securities from the portfolio of the Fund, in lieu of cash.

         The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Values Per Share." That valuation will be made as of the time the redemption price is determined.

Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $200 or such lesser amount as the Board may fix. The Board of
Trustees will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations. If the Board exercises this right, it may also fix the requirements for any notice to be given to the shareholders in question (not less than 30 days). The Board may alternatively set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Transfers of Shares. A transfer of shares to a different registration is not an event that triggers the payment of sales charges.
Therefore, shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When shares subject to a contingent deferred sales charge are transferred, the transferred shares will remain subject to the contingent deferred sales charge. It will be calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder.

         If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy
Shares" for the imposition of the Class B or Class C contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives an order placed by the dealer or broker. However, if the Distributor receives a repurchase order from a dealer or broker after the close of the Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the Exchange closes. Normally, the Exchange closes at 4:00 P.M., but may do so earlier on some days. Additionally, the order must have been transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.).

         Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form. The signature(s) of the registered owners on the redemption documents must be guaranteed as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer
Agent to redeem shares (having a value of at least $50) automatically on a monthly, quarterly, semi-annual or annual basis under an
Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record. Payments must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days. Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

         Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the account application or by signature-guaranteed instructions sent to the Transfer Agent. Shares are normally redeemed pursuant to an Automatic Withdrawal Plan three business days before the payment transmittal date you select in the account application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly.

         The Fund cannot guarantee receipt of a payment on the date requested. The Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B and Class C shareholders should not establish automatic withdrawal plans, because of the potential imposition of the contingent deferred sales charge on such withdrawals (except where the contingent deferred sales charge is waived as described in Appendix C to this Statement of Additional Information).

         By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans, as stated below. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, any amendments will automatically apply to existing Plans.

         |X|  Automatic Exchange Plans. Shareholders can authorize the Transfer Agent to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $50. Instructions should be provided on the OppenheimerFunds Application or signature-guaranteed instructions. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this Statement of
Additional Information.

         |X|  Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under these plans should not be considered as a yield or income on your investment.

         The Transfer Agent will administer the investor's Automatic Withdrawal Plan as agent for the shareholder(s) (the
"Planholder") who executed the plan authorization and application submitted to the Transfer Agent. Neither the Fund nor the Transfer
Agent shall incur any liability to the Planholder for any action taken or not taken by the Transfer Agent in good faith to administer the plan. Share certificates will not be issued for shares of the Fund purchased for and held under the plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the plan application so that the shares represented by the certificate may be held under the plan.

         For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

         Shares will be redeemed to make withdrawal payments at the net asset value per share determined on the redemption date.
Checks or AccountLink payments representing the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment, according to the choice specified in writing by the Planholder. Receipt of payment on the date selected cannot be guaranteed.

         The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time after mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the plan. That notice must be in proper form in accordance with the requirements of the then-current Prospectus of the Fund. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect and will mail a check for the proceeds to the
Planholder.

         The Planholder may terminate a Plan at any time by writing to the Transfer Agent. The Fund may also give directions to the
Transfer Agent to terminate a Plan. The Transfer Agent will also terminate a Plan upon its receipt of evidence satisfactory to it that the Planholder has died or is legally incapacitated. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed will be held in uncertificated form in the name of the Planholder. The account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his or her executor or guardian, or another authorized person.

         If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the plan.

How to Exchange Shares

As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. You can obtain a current list showing which funds offer which classes of shares by calling the Distributor.

o        All of the Oppenheimer funds currently offer Class A, B, C, N and Y shares with the following exceptions:

         The following funds only offer Class A shares:
         Centennial America Fund, L.P.                          Centennial New York Tax Exempt Trust
         Centennial California Tax Exempt Trust                 Centennial Tax Exempt Trust
         Centennial Government Trust                            Oppenheimer Money Market Fund, Inc.
         Centennial Money Market Trust

         The following funds do not offer Class N shares:
         Oppenheimer AMT-Free Municipals                              Oppenheimer Pennsylvania Municipal Fund
         Oppenheimer AMT-Free New York Municipals                     Oppenheimer Rochester National Municipals
         Oppenheimer California Municipal Fund                        Limited Term New York Municipal Fund
         Oppenheimer Limited Term Municipal Fund                      Oppenheimer Senior Floating Rate Fund
         Oppenheimer New Jersey Municipal Fund                        Rochester Fund Municipals
         Oppenheimer Principal Protected Main Street Fund II          Oppenheimer Limited Term California Municipal
                                                                      Fund
         Oppenheimer International Value Fund

         The following funds do not offer Class Y shares:
     Oppenheimer AMT-Free Municipals                          Oppenheimer Limited Term Municipal Fund
     Oppenheimer AMT-Free New York Municipals                 Oppenheimer New Jersey Municipal Fund
     Oppenheimer Balanced Fund                                Oppenheimer Pennsylvania Municipal Fund
     Oppenheimer California Municipal Fund                    Oppenheimer Principal Protected Main Street Fund
     Oppenheimer Capital Income Fund                          Oppenheimer Principal Protected Main Street Fund II
     Oppenheimer Champion Income Fund                         Oppenheimer Quest Capital Value Fund, Inc.
     Oppenheimer Convertible Securities Fund                  Oppenheimer Quest International Value Fund, Inc.
     Oppenheimer Disciplined Allocation Fund                  Oppenheimer Rochester National Municipals
     Oppenheimer Developing Markets Fund                      Oppenheimer Senior Floating Rate Fund
     Oppenheimer Gold & Special Minerals Fund                 Oppenheimer Small Cap Value Fund
     Oppenheimer International Bond Fund                      Oppenheimer Total Return Bond Fund
     Oppenheimer International Growth Fund                    Limited Term New York Municipal Fund
     Oppenheimer International Small Company Fund

o        Class Y shares of Oppenheimer Real Asset Fund may not be exchanged for shares of any other fund.
o        Class B, Class C and Class N shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds-sponsored 401(k) plans.
o        Class M shares of Oppenheimer Convertible Securities Fund may be exchanged only for Class A shares of other Oppenheimer funds. They may not be acquired by exchange of shares of any class of any other Oppenheimer funds except Class A shares of
         Oppenheimer Money Market Fund or Oppenheimer Cash Reserves acquired by exchange of Class M shares.
o        Shares of Oppenheimer Capital Preservation Fund may not be exchanged for shares of Oppenheimer Money Market Fund, Inc.,
         Oppenheimer Cash Reserves or Oppenheimer Limited-Term Government Fund.  Only participants in certain retirement plans may purchase shares of Oppenheimer Capital Preservation Fund, and only those participants may exchange shares of other
         Oppenheimer funds for shares of Oppenheimer Capital Preservation Fund.
o        Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any money market fund offered by the
         Distributor. Shares of any money market fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge. They may also be used to purchase shares of Oppenheimer funds subject to an early withdrawal charge or contingent deferred sales charge.
o        Shares of the Fund acquired by reinvestment of dividends or distributions from any of the other Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds.
o        Shares of Oppenheimer Principal Protected Main Street Fund may be exchanged at net asset value for shares of any of the
         Oppenheimer funds.  However, shareholders are not permitted to exchange shares of other Oppenheimer funds for shares of
         Oppenheimer Principal Protected Main Street Fund until after the expiration of the warranty period (8/5/2010).
o        Shares of Oppenheimer Principal Protected Main Street Fund II may be exchanged at net asset value for shares of any of the
         Oppenheimer funds. However, shareholders are not permitted to exchange shares of other Oppenheimer funds for shares of
         Oppenheimer Principal Protected Main Street Fund II until after the expiration of the warranty period (2/4/2011).

         The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund may impose these changes at any time, it will provide you with notice of those changes whenever it is required to do so by applicable law. It may be required to provide 60 days' notice prior to materially amending or terminating the exchange privilege. That 60 day notice is not required in extraordinary circumstances.

         |X|  How Exchanges Affect Contingent Deferred Sales Charges. No contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge, with the following exceptions:

o        When Class A shares of any Oppenheimer fund (other than Rochester National Municipals and Rochester Fund Municipals)
acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months measured from the beginning of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

o        When Class A shares of Rochester National Municipals and Rochester Fund Municipals acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within 24 months of the beginning of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

o        If any Class A shares of another Oppenheimer fund that are exchanged for Class A shares of Oppenheimer Senior Floating Rate
Fund are subject to the Class A contingent deferred sales charge of the other Oppenheimer fund at the time of exchange, the holding period for that Class A contingent deferred sales charge will carry over to the Class A shares of Oppenheimer Senior Floating Rate
Fund acquired in the exchange. The Class A shares of Oppenheimer Senior Floating Rate Fund acquired in that exchange will be subject to the Class A Early Withdrawal Charge of Oppenheimer Senior Floating Rate Fund if they are repurchased before the expiration of the holding period.

o        When Class A shares of Oppenheimer Cash Reserves and Oppenheimer Money Market Fund, Inc. acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within the Class A holding period of the fund from which the shares were exchanged, the Class A contingent deferred sales charge of the fund from which the shares were exchanged is imposed on the redeemed shares.

o        With respect to Class B shares (other than  Limited-Term Government Fund, Limited Term Municipal Fund, Limited Term New York
Municipal Fund, Oppenheimer Capital Preservation Fund and Oppenheimer Senior Floating Rate Fund), the Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within six years of the initial purchase of the exchanged Class B shares.

o        With respect to Class B shares of Limited-Term Government Fund, Limited Term Municipal Fund, Limited Term New York Municipal
Fund, Oppenheimer Capital Preservation Fund and Oppenheimer Senior Floating Rate Fund, the Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within 5 years of the initial purchase of the exchanged Class
B shares.

o        With respect to Class C shares, the Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

o        When Class B or Class C shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the
Prospectus for the imposition of the Class B or Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should take into account how the exchange may affect any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares.

         Shareholders owning shares of more than one class must specify which class of shares they wish to exchange.

         |X|  Limits on Multiple Exchange Orders. The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege.

         |X|  Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investors must obtain a prospectus of that fund before the exchange request may be submitted. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

         |X|  Processing Exchange Requests. Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the
Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it. For example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request.

         When you exchange some or all of your shares from one fund to another, any special account feature such as an Asset Builder
Plan or Automatic Withdrawal Plan will be switched to the new fund account unless you tell the Transfer Agent not to do so. However, special redemption and exchange features such as Automatic Exchange Plans and Automatic Withdrawal Plans cannot be switched to an account in Oppenheimer Senior Floating Rate Fund.

         In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of
Additional Information, or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

         The different Oppenheimer funds available for exchange have different investment objectives, policies and risks. A shareholder should assure that the fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. Dividends will be payable on shares held of record at the time of the previous determination of net asset value, or as otherwise described in "How to Buy Shares."  Daily dividends will not be declared or paid on newly purchased shares until such time as Federal Funds (funds credited to a member bank's account at the Federal Reserve Bank) are available from the purchase payment for such shares. Normally, purchase checks received from investors are converted to Federal Funds on the next business day. Shares purchased through dealers or brokers normally are paid for by the third business day following the placement of the purchase order.

         Shares redeemed through the regular redemption procedure will be paid dividends through and including the day on which the redemption request is received by the Transfer Agent in proper form. Dividends will be declared on shares repurchased by a dealer or broker for three business days following the trade date (that is, up to and including the day prior to settlement of the repurchase).
If all shares in an account are redeemed, all dividends accrued on shares of the same class in the account will be paid together with the redemption proceeds.

         The Fund's practice of attempting to pay dividends on Class A shares at a constant level requires the Manager to monitor the
Fund's portfolio and, if necessary, to select higher-yielding securities when it is deemed appropriate to seek income at the level needed to meet the target. Those securities must be within the Fund's investment parameters, however. The Fund expects to pay dividends at a targeted level from its net investment income and other distributable income without any impact on the net asset values per share.

         Dividends, distributions and proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc. Reinvestment will be made as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

         The amount of a distribution paid on a class of shares may vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends on Class B and Class C shares are expected to be lower than dividends on Class A shares. That is due to the effect of the asset-based sales charge on Class B and Class
C shares. Those dividends will also differ in amount as a consequence of any difference in net asset value among the different classes of shares.

Tax Status of the Fund's Dividends, Distributions and Redemptions of Shares. The federal tax treatment of the Fund's distributions is briefly highlighted in the Prospectus. The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders.

         The tax discussion in the Prospectus and this Statement of Additional Information is based on tax law in effect on the date of the Prospectus and this Statement of Additional Information. Those laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect. State and local tax treatment of exempt-interest dividends and potential capital gain distributions from regulated investment companies may differ from the treatment under the Internal Revenue Code described below. Potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances as well as the consequences of federal, state and local tax rules affecting an investment in the Fund.

|X|       Qualification as a Regulated  Investment  Company.  The Fund has elected to be taxed as a regulated  investment company under
Subchapter M of the Internal Revenue Code of 1986, as amended. As a regulated  investment  company,  the Fund is not subject to federal income tax on the portion of its net investment income (that is, taxable interest,  dividends,  and other taxable ordinary income,  net of expenses) and capital gain net income (that is, the excess of net long-term  capital gains over net short-term  capital losses) that it distributes to shareholders.

         If the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for federal income tax on amounts it pays as dividends and other distributions. That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. The Fund qualified as a regulated investment company in its last fiscal year and intends to qualify in future years, but reserves the right not to qualify. The Internal Revenue Code contains a number of complex tests to determine whether the Fund qualifies. The Fund might not meet those tests in a particular year.
If it does not qualify, the Fund will be treated for tax purposes as an ordinary corporation and will receive no tax deduction for payments of dividends and other distributions made to shareholders. In such an instance, all of the Fund's dividends would be taxable to shareholders.

         To qualify as a regulated investment company, the Fund must distribute at least 90% of its investment company taxable income
(in brief, net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its net tax-exempt income for the taxable year. The Fund must also satisfy certain other requirements of the Internal Revenue Code, some of which are described below.  Distributions by the Fund made during the taxable year or, under specified circumstances, within
12 months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the above-mentioned requirement.

         To qualify as a regulated investment company, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and certain other income.

         In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company.  Under that test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and securities of other issuers. As to each of those issuers, the Fund must not have invested more than 5% of the value of the Fund's total assets in securities of each such issuer and the Fund must not hold more than 10% of the outstanding voting securities of each such issuer. No more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. For purposes of this test, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government are treated as U.S. government securities.

|X|      Excise Tax on Regulated Investment Companies. Under the Internal Revenue Code, by December 31 each year, the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year. If it does not, the Fund must pay an excise tax on the amounts not distributed. It is presently anticipated that the Fund will meet those requirements. To meet this requirement, in certain circumstances the Fund might be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. However, the Board of Trustees and the Manager might determine in a particular year that it would be in the best interests of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

|X|      Taxation of Fund Distributions. The Fund intends to qualify under the Internal Revenue Code during each fiscal year to pay
"exempt-interest dividends" to its shareholders. To satisfy this qualification, at the end of each quarter of its taxable year, at least 50% of the value of the Fund's total assets consists of obligations as defined in Section 103(a) of the Internal Revenue Code, as amended. Exempt-interest dividends that are derived from net investment income earned by the Fund on municipal securities will be excludable from gross income of shareholders for federal income tax purposes. To the extent the Fund fails to qualify to pay exempt-interest dividends in any given form, such dividends would be included in the gross income of shareholders for federal income tax purposes.

         Net investment income includes the allocation of amounts of income from the municipal securities in the Fund's portfolio that are free from federal income taxes. This allocation will be made by the use of one designated percentage applied uniformly to all income dividends paid during the Fund's tax year. That designation will normally be made following the end of each fiscal year as to income dividends paid in the prior year. The percentage of income designated as tax-exempt may substantially differ from the percentage of the Fund's income that was tax-exempt for a given period.

         A portion of the exempt-interest dividends paid by the Fund may be an item of tax preference for shareholders subject to the federal alternative minimum tax. The amount of any dividends attributable to tax preference items for purposes of the alternative minimum tax will be identified when tax information is distributed by the Fund.

         A shareholder receiving a dividend from income earned by the Fund from one or more of the following sources must treat the dividend as ordinary income in the computation of the shareholder's gross income, regardless of whether the dividend is reinvested:
(1)      certain taxable temporary investments (such as certificates of deposit, repurchase agreements, commercial paper and obligations of the U.S. government, its agencies and instrumentalities);
(2)      income from securities loans;
(3)      income or gains from options or futures,
(4)      any net short-term capital gain; and
         (5)  any market discount amortization on tax-exempt bonds.

         The Fund's dividends will not be eligible for the dividends-received deduction for corporations. Shareholders receiving
Social Security or railroad retirement benefits should be aware that exempt-interest dividends are a factor in determining whether
(and the extent to which) such benefits are subject to federal income tax. Losses realized by shareholders on the redemption of Fund shares within six months of purchase will be disallowed for federal income tax purposes to the extent of exempt-interest dividends received on such shares.

         Shares of the Fund will be exempt from Pennsylvania county personal property taxes to the extent that on the annual assessment date the Fund's portfolio securities consist of :
o        Pennsylvania municipal securities,
o        obligations of the U.S. government (and certain qualifying obligations of  governments of U.S. territories, agencies and instrumentalities), and
o        certain other obligations that are not subject to such personal property taxes.

         To the extent that distributions paid by the Fund are derived from interest on Pennsylvania municipal securities, qualifying obligations of the U.S. government and certain qualifying obligations of governments of U.S. territories, agencies and instrumentalities, those distributions will also be exempt from Pennsylvania personal income tax, and in the case of residents of
Philadelphia, exempt from the investment income tax of the School District of Philadelphia. Distributions from the Fund attributable to income from sources other than those will generally be subject to Pennsylvania personal income tax.

         Corporations that are subject to the Pennsylvania corporate net income tax will not be subject to tax on distributions received from the Fund provided that such distributions are not included in federal taxable income determined before net operating loss deductions and special deductions.  As a result of a pronouncement by the Pennsylvania Department of Revenue, an investment in the Fund by a corporate shareholder will apparently qualify as an exempt asset for purposes of the single asset apportionment fraction available in computing the Pennsylvania capital stock/foreign franchise tax to the extent that the Fund's portfolio securities comprise investments in Pennsylvania and/or U.S. government securities that would be exempt assets if owned directly by the corporation.

         The Fund may either retain or distribute to shareholders its net capital gain for each taxable year.  The Fund currently intends to distribute any such amounts.  If the net capital gain is distributed and designated as a capital gain distribution, it will be taxable to shareholders as a long-term capital gain and will be properly identified in reports sent to shareholders in
January of each year. Such treatment will apply no matter how long the shareholder has held his or her shares or whether that gain was recognized by the Fund before the shareholder acquired his or her shares.

         If the Fund elects to retain its net capital gain, the Fund will be subject to tax on it at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, the Fund will provide to shareholders of record on the last day of its taxable year information regarding their pro rata share of the gain and tax paid. As a result, each shareholder will be required to report his or her pro rata share of such gain on their tax return as long-term capital gain, will receive a refundable tax credit for his/her pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his/her shares by an amount equal to the deemed distribution less the tax credit.

         Distributions by the Fund will be treated in the manner described above regardless of whether the distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund).  Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

         The Fund will be required in certain cases to withhold 28% of ordinary income dividends (not including "exempt-interest dividends"), capital gains distributions and the proceeds of the redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number or to properly certify that number when required, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that the shareholder is not subject to backup withholding or is an "exempt recipient" (such as a corporation). All income and any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and is identified in reports mailed to shareholders in January of each year.

|X|      Tax Effects of Redemptions of Shares. If a shareholder redeems all or a portion of his/her shares, the shareholder will recognize a gain or loss on the redeemed shares in an amount equal to the difference between the proceeds of the redeemed shares and the shareholder's adjusted tax basis in the shares.  All or a portion of any loss recognized in that manner may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the redemption.

         In general, any gain or loss arising from the redemption of shares of the Fund will be considered capital gain or loss, if the shares were held as a capital asset. It will be long-term capital gain or loss if the shares were held for more than one year.
However, any capital loss arising from the redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on those shares. Special holding period rules under the Internal
Revenue Code apply in this case to determine the holding period of shares and there are limits on the deductibility of capital losses in any year.

|X|      Foreign  Shareholders.  Under U.S. tax law,  taxation of a shareholder  who is a foreign  person (to include,  but not limited to, a nonresident alien  individual,  a foreign trust, a foreign estate, a foreign  corporation,  or a foreign  partnership)  primarily depends on whether the foreign  person's  income from the Fund is  effectively  connected with the conduct of a U.S. trade or business.
Typically,  ordinary  income  dividends  paid (not  including  exempt-interest  dividends  paid by the Fund) from a mutual fund are not considered "effectively connected" income.

         Ordinary income dividends that are paid by the Fund (and are deemed not "effectively connected income") to foreign persons will be subject to a U.S. tax withheld by the Fund at a rate of 30%, provided the Fund obtains a properly completed and signed
Certificate of Foreign Status. The tax rate may be reduced if the foreign person's country of residence has a tax treaty with the
U.S. allowing for a reduced tax rate on ordinary income dividends paid by the Fund. All income and any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and is identified in reports mailed to shareholders in March of each year.

         If the ordinary income dividends from the Fund are effectively connected with the conduct of a U.S. trade or business, then the foreign person may claim an exemption from the U.S. tax described above provided the Fund obtains a properly completed and signed
Certificate of Foreign Status. If the foreign person fails to provide a certification of his/her foreign status, the Fund will be required to withhold U.S. tax at a rate of 28% on ordinary income dividends (not including "exempt-interest dividends"), capital gains distributions (including short-term and long-term) and the proceeds of the redemption of shares, paid to any foreign person.
All income and any tax withheld (in this situation) by the Fund is remitted by the Fund to the U.S. Treasury and is identified in reports mailed to shareholders in January of each year.

         The tax consequences to foreign persons entitled to claim the benefits of an applicable tax treaty may be different from those described herein.  Foreign shareholders are urged to consult their own tax advisors or the U.S. Internal Revenue Service with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of the U.S. withholding taxes described above.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed above. Reinvestment will be made without sales charge at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. To elect this option, the shareholder must notify the Transfer Agent in writing and must have an existing account in the fund selected for reinvestment. Otherwise the shareholder first must obtain a prospectus for that fund and an application from the Distributor to establish an account. Dividends and/or distributions from shares of certain other Oppenheimer funds (other than Oppenheimer Cash
Reserves) may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's Distributor. The Distributor also distributes shares of the other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is a division of the Manager. It is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. It serves as the Transfer Agent for an annual per account fee. It also acts as shareholder servicing agent for the other Oppenheimer funds.  Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

The Custodian Bank.  Citibank, N.A. is the custodian of the Fund's assets. The custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund. It is the practice of the Fund to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its affiliates. The Fund's cash balances with the custodian in excess of $100,000 are not protected by federal deposit insurance.
Those uninsured balances at times may be substantial.

Independent Registered Public Accounting Firm. KPMG LLP served as an Independent Registered Public Accounting Firm for the Fund.  It
audits the Fund's financial statements and perform other related audit services.  It also acts as an independent registered public accounting firm for the Manager and certain other funds advised by the Manager and its affiliates. Audit and non-audit services provided by KPMG LLP to the Fund must be pre-approved by the Audit Committee.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
OPPENHEIMER MULTI-STATE MUNICIPAL TRUST:

We have audited the accompanying statement of assets and liabilities of
Oppenheimer Pennsylvania Municipal Fund, (one of the portfolios constituting the
Oppenheimer Multi-State Municipal Trust) including the statement of investments, as of July 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.
An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Oppenheimer Pennsylvania Municipal Fund as of July 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado
August 20, 2004 except as to the note entitled "Subsequent Events-Litigation,"
which is as of September 14, 2004

STATEMENT OF INVESTMENTS  July 31, 2004
--------------------------------------------------------------------------------

  PRINCIPAL                                                                                           VALUE
     AMOUNT                                                              COUPON      MATURITY    SEE NOTE 1
-----------------------------------------------------------------------------------------------------------

MUNICIPAL BONDS AND NOTES--101.2%
-----------------------------------------------------------------------------------------------------------
PENNSYLVANIA--67.7%
$    20,000   Allegheny County Airport
              (Pittsburgh International Airport)                          5.250%   01/01/2016   $    21,015
-----------------------------------------------------------------------------------------------------------
     50,000   Allegheny County HDA (Health Center Devel., Inc.)           6.300    09/01/2013        50,199
-----------------------------------------------------------------------------------------------------------
  1,500,000   Allegheny County HDA (The Covenant at South Hills)          8.625    02/01/2021     1,487,640
-----------------------------------------------------------------------------------------------------------
    180,000   Allegheny County HDA (The Covenant at South Hills)          8.750    02/01/2031       177,989
-----------------------------------------------------------------------------------------------------------
    420,000   Allegheny County HDA
              (West Penn Allegheny Health System)                         9.250    11/15/2015       471,295
-----------------------------------------------------------------------------------------------------------
  1,100,000   Allegheny County HDA
              (West Penn Allegheny Health System)                         9.250    11/15/2022     1,234,343
-----------------------------------------------------------------------------------------------------------
 12,640,000   Allegheny County HDA
              (West Penn Allegheny Health System)                         9.250    11/15/2030    14,183,723
-----------------------------------------------------------------------------------------------------------
    350,000   Allegheny County HDA RITES 1                               21.352 2  11/15/2030       560,392
-----------------------------------------------------------------------------------------------------------
  1,900,000   Allegheny County HDA RITES 1                               21.352 2  11/15/2030     3,042,128
-----------------------------------------------------------------------------------------------------------
  2,000,000   Allegheny County HEBA (Chatham College)                     5.750    11/15/2028     2,049,060
-----------------------------------------------------------------------------------------------------------
  6,945,000   Allegheny County HEBA (Chatham College)                     5.750    11/15/2035     7,091,609
-----------------------------------------------------------------------------------------------------------
  1,000,000   Allegheny County HEBA (Chatham College)                     5.850    03/01/2022     1,030,470
-----------------------------------------------------------------------------------------------------------
  1,000,000   Allegheny County HEBA (Chatham College)                     5.950    03/01/2032     1,016,030
-----------------------------------------------------------------------------------------------------------
     20,000   Allegheny County HEBA (Robert Morris College)               6.200    02/15/2010        20,987
-----------------------------------------------------------------------------------------------------------
  2,110,000   Allegheny County HEBA (Robert Morris College)               6.250    02/15/2026     2,149,710
-----------------------------------------------------------------------------------------------------------
  1,775,000   Allegheny County IDA
              (Airport Special Facilities/U S Airways) 3,4                0.000    03/01/2021       399,375
-----------------------------------------------------------------------------------------------------------
     15,000   Allegheny County IDA (Kroger Company)                       8.500    05/01/2010        15,051
-----------------------------------------------------------------------------------------------------------
  1,145,000   Allegheny County IDA (Residential Resources)                5.700    09/01/2012     1,126,772
-----------------------------------------------------------------------------------------------------------
    905,000   Allegheny County IDA (Residential Resources)                6.600    09/01/2031       866,510
-----------------------------------------------------------------------------------------------------------
    105,000   Allegheny County IDA (USX Corp.)                            6.100    01/15/2018       109,573
-----------------------------------------------------------------------------------------------------------
     10,000   Allegheny County IDA (USX Corp.)                            6.100    07/15/2020        10,406
-----------------------------------------------------------------------------------------------------------
  3,520,000   Allegheny County IDA (USX Corp.)                            6.700    12/01/2020     3,602,438
-----------------------------------------------------------------------------------------------------------
     50,000   Allegheny County Redevel. Authority (Robinson Mall)         6.875    11/01/2017        52,186
-----------------------------------------------------------------------------------------------------------
      5,000   Allegheny County Residential Finance Authority              5.625    11/01/2023         5,039
-----------------------------------------------------------------------------------------------------------
     10,000   Allegheny County Residential Finance Authority              5.950    11/01/2024        10,498
-----------------------------------------------------------------------------------------------------------
     25,000   Allegheny County Residential Finance Authority              6.250    11/01/2016        26,106
-----------------------------------------------------------------------------------------------------------
     10,000   Allegheny County Residential Finance Authority              6.600    11/01/2014        10,052
-----------------------------------------------------------------------------------------------------------
  8,000,000   Allegheny County Residential Finance Authority              7.000    11/01/2017     8,550,080
-----------------------------------------------------------------------------------------------------------
     75,000   Allegheny County Residential Finance Authority              7.100    05/01/2024        75,275
-----------------------------------------------------------------------------------------------------------
     15,000   Allegheny County Sanitation Authority                       6.250    12/01/2014        15,537
-----------------------------------------------------------------------------------------------------------
  9,005,000   Beaver County IDA
              (Cleveland Electric Illuminating Company)                   7.625    05/01/2025     9,521,887
-----------------------------------------------------------------------------------------------------------
  2,100,000   Beaver County IDA
              (Cleveland Electric Illuminating Company)                   7.750    07/15/2025     2,244,312

                   17 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

  PRINCIPAL                                                                                              VALUE
     AMOUNT                                                                COUPON       MATURITY    SEE NOTE 1
--------------------------------------------------------------------------------------------------------------

PENNSYLVANIA Continued
$   740,000   Beaver County IDA
              (Cleveland Electric Illuminating Company)                     7.750%    07/15/2025   $   790,150
--------------------------------------------------------------------------------------------------------------
     65,000   Beaver County IDA (J. Ray McDermott & Company)                6.800     02/01/2009        56,088
--------------------------------------------------------------------------------------------------------------
    130,000   Beaver County IDA (St. Joe Minerals Corp.)                    6.000     05/01/2007       132,990
--------------------------------------------------------------------------------------------------------------
  7,630,000   Beaver County IDA (Toledo Edison Company)                     7.625     05/01/2020     8,027,599
--------------------------------------------------------------------------------------------------------------
  2,100,000   Beaver County IDA (Toledo Edison Company)                     7.750     05/01/2020     2,263,422
--------------------------------------------------------------------------------------------------------------
     30,000   Beaver County IDA (Toledo Edison Company)                     7.750     05/01/2020        32,237
--------------------------------------------------------------------------------------------------------------
     15,000   Bedford County IDA (Brown Group)                              7.125     02/01/2009        14,867
--------------------------------------------------------------------------------------------------------------
    800,000   Blair County IDA (Village of PA State)                        6.900     01/01/2022       809,312
--------------------------------------------------------------------------------------------------------------
  2,805,000   Blair County IDA (Village of PA State)                        7.000     01/01/2034     2,837,706
--------------------------------------------------------------------------------------------------------------
    100,000   Bradford County IDA (International Paper Company)             5.900     12/01/2019       101,484
--------------------------------------------------------------------------------------------------------------
    130,000   Bradford County IDA (International Paper Company)             6.600     03/01/2019       134,632
--------------------------------------------------------------------------------------------------------------
    800,000   Bucks County IDA (Chandler Hall Health Care Facility)         6.300     05/01/2029       738,336
--------------------------------------------------------------------------------------------------------------
  1,000,000   Bucks County IDA (Pennswood Village)                          6.000     10/01/2027     1,020,030
--------------------------------------------------------------------------------------------------------------
  2,000,000   Bucks County IDA RITES 1                                     17.437 2   09/01/2032     2,216,160
--------------------------------------------------------------------------------------------------------------
    480,000   Butler County IDA (Greenview Gardens Apartments)              6.000     07/01/2023       461,366
--------------------------------------------------------------------------------------------------------------
    880,000   Butler County IDA (Greenview Gardens Apartments)              6.250     07/01/2033       839,863
--------------------------------------------------------------------------------------------------------------
     10,000   Cambria County IDA (PA Electric Company)                      6.050     11/01/2025        10,632
--------------------------------------------------------------------------------------------------------------
     95,000   Chester County H&EFA (Devereaux Foundation)                   6.000     11/01/2019        99,660
--------------------------------------------------------------------------------------------------------------
  7,500,000   Chester County H&EFA (Jenners Pond)                           7.625     07/01/2034     7,547,925
--------------------------------------------------------------------------------------------------------------
    750,000   Crawford County HA
              (Wesbury United Methodist Community)                          6.125     08/15/2019       750,225
--------------------------------------------------------------------------------------------------------------
    145,000   Cumberland County Municipal Authority
              (Presbyterian Homes)                                          6.000     12/01/2017       146,320
--------------------------------------------------------------------------------------------------------------
    135,000   Cumberland County Municipal Authority
              (Presbyterian Homes)                                          6.000     12/01/2026       136,301
--------------------------------------------------------------------------------------------------------------
  6,000,000   Cumberland County Municipal Authority
              (Wesley Affiliated Services)                                  7.250     01/01/2035     6,019,740
--------------------------------------------------------------------------------------------------------------
     90,000   Dauphin County IDA
              (Jersey Central Power & Light Company)                        7.125     01/01/2009        90,269
--------------------------------------------------------------------------------------------------------------
     10,000   Delaware County Authority
              (Crozer-Chester Medical Center)                               5.300     12/15/2020        10,219
--------------------------------------------------------------------------------------------------------------
     15,000   Delaware County Authority
              (MHSSPA/MAS/MHH/MHP/MCMCSPA Obligated Group)                  5.375     11/15/2023        15,535
--------------------------------------------------------------------------------------------------------------
  2,500,000   Delaware County Authority (Neumann College)                   6.000     10/01/2031     2,531,100
--------------------------------------------------------------------------------------------------------------
    750,000   Delaware County Authority (White Horse Village)               7.625     07/01/2030       784,905
--------------------------------------------------------------------------------------------------------------
     10,000   Delaware County IDA (American Ref-Fuel Company)               6.100     07/01/2013        10,529
--------------------------------------------------------------------------------------------------------------
     10,000   Delaware County IDA (American Ref-Fuel Company)               6.200     07/01/2019        10,333
--------------------------------------------------------------------------------------------------------------
    100,000   Erie County HA (St. Mary's Home of Erie)                      6.000     08/15/2029       105,741
--------------------------------------------------------------------------------------------------------------
     85,000   Erie HEBA (Gannon University)                                 8.375     06/01/2008        87,882
--------------------------------------------------------------------------------------------------------------
     35,000   Erie HEBA (Mercyhurst College)                                5.750     03/15/2013        35,062

                  18 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

  PRINCIPAL                                                                                           VALUE
     AMOUNT                                                              COUPON      MATURITY    SEE NOTE 1
-----------------------------------------------------------------------------------------------------------

PENNSYLVANIA Continued
$    60,000   Erie HEBA (Mercyhurst College)                              5.750%   03/15/2020   $    60,541
-----------------------------------------------------------------------------------------------------------
  2,020,000   Erie HEBA (Mercyhurst College)                              5.750    03/15/2020     2,030,565
-----------------------------------------------------------------------------------------------------------
     35,000   Erie HEBA (Mercyhurst College)                              5.750    03/15/2023        35,086
-----------------------------------------------------------------------------------------------------------
      5,000   Exeter Township Sewer Authority                             6.500    04/01/2008         5,025
-----------------------------------------------------------------------------------------------------------
     55,000   Ferndale Area School District GO                            6.750    07/15/2009        55,232
-----------------------------------------------------------------------------------------------------------
  1,000,000   Horsham Industrial & Commercial Devel.
              Authority (GF/Pennsylvania Property)                        8.375    09/01/2024       931,540
-----------------------------------------------------------------------------------------------------------
    250,000   Jeannette Health Services Authority
              (Jeannette District Memorial Hospital)                      6.000    11/01/2018       235,305
-----------------------------------------------------------------------------------------------------------
     20,000   Lancaster County Hospital Authority (Masonic Homes)         5.500    11/15/2014        20,620
-----------------------------------------------------------------------------------------------------------
  1,650,000   Lancaster County IDA (Garden Spot Village)                  7.625    05/01/2031     1,692,719
-----------------------------------------------------------------------------------------------------------
  5,000,000   Lawrence County IDA (Shenango Presbyterian Center)          7.500    11/15/2031     4,899,750
-----------------------------------------------------------------------------------------------------------
    450,000   Lebanon County Health Facilities Authority
              (Pleasant View Retirement Community)                        6.625    12/15/2029       445,644
-----------------------------------------------------------------------------------------------------------
  1,000,000   Lehigh County GPA (Bible Fellowship Church Home)            6.000    12/15/2023       931,740
-----------------------------------------------------------------------------------------------------------
  1,010,000   Lehigh County GPA (Bible Fellowship Church Home)            7.625    11/01/2021     1,082,134
-----------------------------------------------------------------------------------------------------------
    750,000   Lehigh County GPA (Bible Fellowship Church Home)            7.750    11/01/2033       801,938
-----------------------------------------------------------------------------------------------------------
    135,000   Lehigh County GPA (Cedar Crest College)                     6.600    04/01/2010       135,945
-----------------------------------------------------------------------------------------------------------
    100,000   Lehigh County GPA (Cedar Crest College)                     6.650    04/01/2017       105,013
-----------------------------------------------------------------------------------------------------------
     60,000   Lehigh County GPA (Cedar Crest College)                     6.700    04/01/2026        62,715
-----------------------------------------------------------------------------------------------------------
  1,485,000   Lehigh County GPA (Kidspeace Obligated Group)               5.800    11/01/2012     1,391,490
-----------------------------------------------------------------------------------------------------------
  7,995,000   Lehigh County GPA (Kidspeace Obligated Group)               6.000    11/01/2018     7,293,679
-----------------------------------------------------------------------------------------------------------
  1,000,000   Lehigh County GPA (Kidspeace Obligated Group)               6.000    11/01/2023       864,720
-----------------------------------------------------------------------------------------------------------
     20,000   Lehigh County GPA (Kidspeace Obligated Group)               6.000    11/01/2023        20,070
-----------------------------------------------------------------------------------------------------------
     20,000   Lehigh County GPA (Lehigh Valley Health Network)            6.000    07/01/2025        20,457
-----------------------------------------------------------------------------------------------------------
    970,000   Lehigh County IDA (PA Power & Light Company)                5.500    02/15/2027       991,476
-----------------------------------------------------------------------------------------------------------
    190,000   Lehigh County IDA (PA Power & Light Company)                6.150    08/01/2029       201,035
-----------------------------------------------------------------------------------------------------------
    590,000   Lehigh County IDA (PA Power & Light Company)                6.400    09/01/2029       603,959
-----------------------------------------------------------------------------------------------------------
    120,000   Lehigh Northampton Airport Authority
              (Allentown-Bethlehem International Airport)                 5.600    01/01/2023       122,652
-----------------------------------------------------------------------------------------------------------
     10,000   Luzerne County IDA (Pennsylvania Gas & Water Company)       6.050    01/01/2019        10,090
-----------------------------------------------------------------------------------------------------------
    100,000   Luzerne County IDA (Pennsylvania Gas & Water Company)       6.050    01/01/2019       102,332
-----------------------------------------------------------------------------------------------------------
     15,000   Marianna-West Bethlehem Joint Sewer Authority               7.375    11/01/2017        15,020
-----------------------------------------------------------------------------------------------------------
     55,000   McKean County HA (Bradford Hospital)                        6.100    10/01/2020        56,003
-----------------------------------------------------------------------------------------------------------
    700,000   Montgomery County HEHA
              (Philadelphia Geriatric Center)                             7.375    12/01/2030       714,000
-----------------------------------------------------------------------------------------------------------
     50,000   Montgomery County HEHA
              (Temple Continuing Care Center) 3,4                         6.625    07/01/2019        10,064
-----------------------------------------------------------------------------------------------------------
  3,150,000   Montgomery County HEHA
              (Temple Continuing Care Center) 3,4                         6.750    07/01/2029       629,717
-----------------------------------------------------------------------------------------------------------
     20,000   Montgomery County HEHA (Waverly Heights)                    6.000    01/01/2008        20,020

                  19 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

  PRINCIPAL                                                                                           VALUE
     AMOUNT                                                              COUPON      MATURITY    SEE NOTE 1
-----------------------------------------------------------------------------------------------------------

PENNSYLVANIA Continued
$ 1,345,000   Montgomery County IDA (ACTS/BPE Obligated Group)            5.875%   11/15/2022   $ 1,353,971
-----------------------------------------------------------------------------------------------------------
  1,750,000   Montgomery County IDA (Meadowood Corp.)                     6.250    12/01/2017     1,636,775
-----------------------------------------------------------------------------------------------------------
     20,000   Montgomery County IDA (Meadowood Corp.)                     7.400    12/01/2020        20,262
-----------------------------------------------------------------------------------------------------------
  3,840,000   Montgomery County IDA (Wordsworth Academy)                  8.000    09/01/2024     3,790,541
-----------------------------------------------------------------------------------------------------------
    125,000   New Morgan IDA (Browning-Ferris Industries)                 6.500    04/01/2019       119,530
-----------------------------------------------------------------------------------------------------------
    810,000   North Penn HHEA (Maple Village)                             7.800    10/01/2024       800,636
-----------------------------------------------------------------------------------------------------------
  1,205,000   North Penn HHEA (Maple Village)                             8.000    10/01/2032     1,183,635
-----------------------------------------------------------------------------------------------------------
     10,000   Northampton County Higher Education Authority
              (Moravian College)                                          6.200    07/01/2019        10,232
-----------------------------------------------------------------------------------------------------------
    110,000   Northampton County IDA
              (Metropolitan Edison Company)                               6.100    07/15/2021       116,074
-----------------------------------------------------------------------------------------------------------
    335,000   Northeastern PA HEA (Wilkes University)                     5.625    10/01/2018       343,151
-----------------------------------------------------------------------------------------------------------
  4,000,000   Northumberland County IDA (NHS Youth Services)              7.750    02/15/2029     3,943,680
-----------------------------------------------------------------------------------------------------------
     30,000   Northumberland County IDA (Roaring Creek Water)             6.375    10/15/2023        30,548
-----------------------------------------------------------------------------------------------------------
  2,000,000   Ontelaunee Township Municipal Authority                     6.250    11/15/2032     2,308,040
-----------------------------------------------------------------------------------------------------------
     10,000   PA Convention Center Authority, Series A                    6.750    09/01/2019        10,234
-----------------------------------------------------------------------------------------------------------
  1,400,000   PA Convention Center Authority, Series A                    6.750    09/01/2019     1,476,160
-----------------------------------------------------------------------------------------------------------
  2,450,000   PA Convention Center Authority, Series A                    6.750    09/01/2019     2,596,020
-----------------------------------------------------------------------------------------------------------
  8,000,000   PA EDFA (30th St. Garage)                                   5.875    06/01/2033     8,091,600
-----------------------------------------------------------------------------------------------------------
  2,000,000   PA EDFA (Colver)                                            7.050    12/01/2010     2,058,160
-----------------------------------------------------------------------------------------------------------
  1,500,000   PA EDFA (Colver)                                            7.125    12/01/2015     1,542,225
-----------------------------------------------------------------------------------------------------------
  8,150,000   PA EDFA (Colver)                                            7.150    12/01/2018     8,430,931
-----------------------------------------------------------------------------------------------------------
 13,700,000   PA EDFA (National Gypsum Company)                           6.125    11/02/2027    13,514,639
-----------------------------------------------------------------------------------------------------------
  5,000,000   PA EDFA (National Gypsum Company)                           6.250    11/01/2027     5,003,500
-----------------------------------------------------------------------------------------------------------
  7,000,000   PA EDFA (Northampton Generating)                            6.400    01/01/2009     7,145,810
-----------------------------------------------------------------------------------------------------------
  4,950,000   PA EDFA (Northampton Generating)                            6.500    01/01/2013     5,004,648
-----------------------------------------------------------------------------------------------------------
  4,500,000   PA EDFA (Northampton Generating)                            6.600    01/01/2019     4,537,125
-----------------------------------------------------------------------------------------------------------
  3,000,000   PA EDFA (Northwestern Human Services)                       5.250    06/01/2028     2,164,590
-----------------------------------------------------------------------------------------------------------
 15,660,000   PA EDFA (Sun Company)                                       7.600    12/01/2024    16,234,722
-----------------------------------------------------------------------------------------------------------
  1,500,000   PA HEFA (CA University of PA Student Association)           6.750    09/01/2020     1,588,365
-----------------------------------------------------------------------------------------------------------
    110,000   PA HEFA (CA University of PA Student Association)           6.750    09/01/2032       112,979
-----------------------------------------------------------------------------------------------------------
     30,000   PA HEFA (CA University of PA Student Association)           6.800    09/01/2025        31,062
-----------------------------------------------------------------------------------------------------------
  2,250,000   PA HEFA (College of Science & Agriculture)                  5.350    04/15/2028     2,057,310
-----------------------------------------------------------------------------------------------------------
  1,460,000   PA HEFA
              (Delaware Valley College of Science and Agriculture)        5.650    04/15/2025     1,427,982
-----------------------------------------------------------------------------------------------------------
  3,210,000   PA HEFA
              (Delaware Valley College of Science and Agriculture)        5.800    04/15/2030     3,201,173
-----------------------------------------------------------------------------------------------------------
  3,385,000   PA HEFA
              (Delaware Valley College of Science and Agriculture)        5.800    04/15/2033     3,298,344
-----------------------------------------------------------------------------------------------------------
  1,800,000   PA HEFA (Geneva College)                                    5.375    04/01/2023     1,728,162
-----------------------------------------------------------------------------------------------------------
    860,000   PA HEFA (Geneva College)                                    5.450    04/01/2018       859,845

                  20 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

  PRINCIPAL                                                                                                     VALUE
     AMOUNT                                                                       COUPON       MATURITY    SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA Continued
$ 1,000,000   PA HEFA (Geneva College)                                             6.125%    04/01/2022   $ 1,030,080
---------------------------------------------------------------------------------------------------------------------
     10,000   PA HEFA (Philadelphia University)                                    6.100     06/01/2030        10,694
---------------------------------------------------------------------------------------------------------------------
  2,000,000   PA HEFA (St. Francis University)                                     6.250     11/01/2018     2,080,220
---------------------------------------------------------------------------------------------------------------------
      5,000   PA HEFA (Temple University)                                          7.400     10/01/2010         5,024
---------------------------------------------------------------------------------------------------------------------
     35,000   PA HEFA (University of PA Health Services)                           5.750     01/01/2017        35,886
---------------------------------------------------------------------------------------------------------------------
    115,000   PA HEFA (University of PA Health Services)                           5.750     01/01/2022       117,432
---------------------------------------------------------------------------------------------------------------------
     10,000   PA HEFA (University of PA Presbyterian Medical Center)               5.875     01/01/2015        10,292
---------------------------------------------------------------------------------------------------------------------
     25,000   PA HEFA (University of the Arts)                                     5.750     03/15/2030        25,918
---------------------------------------------------------------------------------------------------------------------
    125,000   PA HFA (Multifamily FHA Mtg.)                                        8.200     07/01/2024       125,256
---------------------------------------------------------------------------------------------------------------------
    165,000   PA HFA (Multifamily Hsg.)                                            6.000     07/01/2018       112,613
---------------------------------------------------------------------------------------------------------------------
  2,500,000   PA HFA (Single Family Mtg.) RITES 1                                 15.648 2   10/01/2020     2,752,450
---------------------------------------------------------------------------------------------------------------------
  2,500,000   PA HFA (Single Family Mtg.) RITES 1                                 15.848 2   10/01/2022     2,701,750
---------------------------------------------------------------------------------------------------------------------
  2,000,000   PA HFA (Single Family Mtg.) RITES 1                                 16.340 2   04/01/2021     2,196,160
---------------------------------------------------------------------------------------------------------------------
  2,850,000   PA HFA (Single Family Mtg.) RITES 1                                 16.648 2   10/01/2022     3,192,969
---------------------------------------------------------------------------------------------------------------------
  2,000,000   PA HFA (Single Family Mtg.) RITES 1                                 18.683 2   10/01/2018     2,302,040
---------------------------------------------------------------------------------------------------------------------
     10,000   PA HFA (Single Family Mtg.), Series 41B                              6.300     04/01/2009        10,214
---------------------------------------------------------------------------------------------------------------------
     25,000   PA HFA (Single Family Mtg.), Series 47                               5.700     10/01/2016        25,772
---------------------------------------------------------------------------------------------------------------------
    910,000   PA HFA (Single Family Mtg.), Series 47                               5.700     10/01/2026       925,161
---------------------------------------------------------------------------------------------------------------------
    500,000   PA HFA (Single Family Mtg.), Series 53A                              6.000     10/01/2015       517,900
---------------------------------------------------------------------------------------------------------------------
    110,000   PA HFA (Single Family Mtg.), Series 53A                              6.050     04/01/2018       113,892
---------------------------------------------------------------------------------------------------------------------
     75,000   PA HFA (Single Family Mtg.), Series 56A                              6.050     10/01/2016        75,194
---------------------------------------------------------------------------------------------------------------------
  2,590,000   PA HFA (Single Family Mtg.), Series 59A                              5.750     10/01/2023     2,670,782
---------------------------------------------------------------------------------------------------------------------
  2,620,000   PA HFA (Single Family Mtg.), Series 59A                              5.800     10/01/2029     2,685,605
---------------------------------------------------------------------------------------------------------------------
     45,000   PA HFA (Single Family Mtg.), Series 60A                              5.850     10/01/2027        46,040
---------------------------------------------------------------------------------------------------------------------
     85,000   PA HFA (Single Family Mtg.), Series 61A                              5.500     04/01/2029        86,386
---------------------------------------------------------------------------------------------------------------------
     35,000   PA HFA (Single Family Mtg.), Series 66A                              5.650     04/01/2029        35,543
---------------------------------------------------------------------------------------------------------------------
    150,000   PA HFA (Single Family Mtg.), Series 67A                              5.850     10/01/2018       155,663
---------------------------------------------------------------------------------------------------------------------
     75,000   PA HFA (Single Family Mtg.), Series 67A                              5.900     10/01/2030        76,656
---------------------------------------------------------------------------------------------------------------------
    180,000   PA HFA (Single Family Mtg.), Series 68A                              6.150     10/01/2030       180,477
---------------------------------------------------------------------------------------------------------------------
  4,740,000   PA HFA (Single Family Mtg.), Series 70A                              5.800     04/01/2027     4,883,290
---------------------------------------------------------------------------------------------------------------------
     50,000   Patterson Township Municipal Authority                               5.250     04/15/2007        50,096
---------------------------------------------------------------------------------------------------------------------
  2,000,000   Philadelphia Airport Authority for Industrial Devel. RITES 1        16.572 2   07/01/2022     2,355,680
---------------------------------------------------------------------------------------------------------------------
     25,000   Philadelphia Airport System, Series A                                5.750     06/15/2010        26,279
---------------------------------------------------------------------------------------------------------------------
    145,000   Philadelphia Airport System, Series A                                6.000     06/15/2015       152,323
---------------------------------------------------------------------------------------------------------------------
    360,000   Philadelphia Airport System, Series A                                6.100     06/15/2025       378,263
---------------------------------------------------------------------------------------------------------------------
  1,400,000   Philadelphia Authority for Industrial Devel.
              Senior Living (Arbor House)                                          6.100     07/01/2033     1,335,180
---------------------------------------------------------------------------------------------------------------------
  1,240,000   Philadelphia Authority for Industrial Devel.
              Senior Living (Miriam and Robert M. Rieder House)                    6.100     07/01/2033     1,182,588

                  21 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

  PRINCIPAL                                                                                                    VALUE
     AMOUNT                                                                      COUPON       MATURITY    SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA Continued
$ 1,160,000   Philadelphia Authority for Industrial Devel.
              Senior Living (Robert Saligman House)                               6.100%    07/01/2033   $ 1,106,292
--------------------------------------------------------------------------------------------------------------------
     55,000   Philadelphia Gas Works                                              5.250     08/01/2015        55,934
--------------------------------------------------------------------------------------------------------------------
  1,780,000   Philadelphia Gas Works RITES 1                                     15.840 2   08/01/2031     1,847,960
--------------------------------------------------------------------------------------------------------------------
  2,000,000   Philadelphia Gas Works RITES 1                                     16.581 2   08/01/2021     2,425,160
--------------------------------------------------------------------------------------------------------------------
  1,210,000   Philadelphia H&HEFA
              (Centralized Comprehensive Human Services)                          7.250     01/01/2021     1,241,726
--------------------------------------------------------------------------------------------------------------------
     30,000   Philadelphia H&HEFA (Chestnut Hill Hospital)                        6.375     11/15/2011        30,073
--------------------------------------------------------------------------------------------------------------------
     60,000   Philadelphia H&HEFA (Frankford Hospital)                            6.000     06/01/2023        61,960
--------------------------------------------------------------------------------------------------------------------
  1,550,000   Philadelphia H&HEFA (Friends Hospital)                              6.200     05/01/2011     1,567,701
--------------------------------------------------------------------------------------------------------------------
  2,085,000   Philadelphia H&HEFA (Jeanes Health System)                          6.600     07/01/2010     2,202,010
--------------------------------------------------------------------------------------------------------------------
    635,000   Philadelphia H&HEFA (Jeanes Hospital)                               5.875     07/01/2017       647,986
--------------------------------------------------------------------------------------------------------------------
  2,380,000   Philadelphia H&HEFA (Philadelphia Protestant Home)                  6.500     07/01/2027     2,381,571
--------------------------------------------------------------------------------------------------------------------
     10,000   Philadelphia H&HEFA (Temple University Hospital)                    6.500     11/15/2008        10,764
--------------------------------------------------------------------------------------------------------------------
  3,870,000   Philadelphia IDA (Air Cargo)                                        7.500     01/01/2025     3,889,969
--------------------------------------------------------------------------------------------------------------------
     75,000   Philadelphia IDA (Baker's Bay Nursing Home Associates)              5.750     08/01/2023        76,300
--------------------------------------------------------------------------------------------------------------------
    450,000   Philadelphia IDA (Cathedral Village)                                6.750     04/01/2023       450,756
--------------------------------------------------------------------------------------------------------------------
  1,000,000   Philadelphia IDA (Cathedral Village)                                6.875     04/01/2034     1,005,500
--------------------------------------------------------------------------------------------------------------------
  3,150,000   Philadelphia IDA (First Mtg.-CPAP)                                  6.125     04/01/2019     2,351,412
--------------------------------------------------------------------------------------------------------------------
  1,000,000   Philadelphia IDA
              (International Educational & Community Project)                     5.875     06/01/2022     1,034,250
--------------------------------------------------------------------------------------------------------------------
     25,000   Philadelphia IDA (The Franklin Institute)                           5.200     06/15/2018        25,017
--------------------------------------------------------------------------------------------------------------------
  3,425,000   Philadelphia IDA RITES 1                                           15.840 2   10/01/2026     3,627,692
--------------------------------------------------------------------------------------------------------------------
     15,000   Philadelphia Redevel. Authority (FHA Title I Insured Loan)          6.100     06/01/2017        15,510
--------------------------------------------------------------------------------------------------------------------
    195,000   Philadelphia Redevel. Authority (Multifamily Hsg.)                  5.450     02/01/2023       199,068
--------------------------------------------------------------------------------------------------------------------
  2,580,000   Philadelphia Redevel. Authority (Pavilion Apartments)               6.000     10/01/2023     2,479,045
--------------------------------------------------------------------------------------------------------------------
  4,100,000   Philadelphia Redevel. Authority (Pavilion Apartments)               6.250     10/01/2032     3,914,516
--------------------------------------------------------------------------------------------------------------------
     60,000   Philadelphia School District GO                                     5.375     04/01/2027        64,744
--------------------------------------------------------------------------------------------------------------------
    230,000   Philadelphia School District GO                                     5.500     09/01/2025       241,930
--------------------------------------------------------------------------------------------------------------------
  2,000,000   Philadelphia School District GO RITES 1                            17.854 2   08/01/2022     2,607,560
--------------------------------------------------------------------------------------------------------------------
     20,000   Pittsburgh URA (Oliver Garage)                                      5.450     06/01/2028        20,420
--------------------------------------------------------------------------------------------------------------------
     40,000   Pittsburgh URA Mtg., Series A                                       5.650     10/01/2024        40,358
--------------------------------------------------------------------------------------------------------------------
     30,000   Pittsburgh URA Mtg., Series A                                       5.650     10/01/2024        30,269
--------------------------------------------------------------------------------------------------------------------
     70,000   Pittsburgh URA Mtg., Series A                                       6.050     10/01/2026        71,881
--------------------------------------------------------------------------------------------------------------------
     40,000   Pittsburgh URA Mtg., Series A                                       7.250     02/01/2024        40,040
--------------------------------------------------------------------------------------------------------------------
     10,000   Pittsburgh URA Mtg., Series C                                       5.700     04/01/2030        10,162
--------------------------------------------------------------------------------------------------------------------
    455,000   Pittsburgh URA Mtg., Series C                                       5.950     10/01/2029       467,954
--------------------------------------------------------------------------------------------------------------------
     25,000   Pittsburgh URA Mtg., Series C                                       7.125     08/01/2013        25,030
--------------------------------------------------------------------------------------------------------------------
  2,000,000   Sayre Health Care Facilities (Guthrie Healthcare System)            7.125     12/01/2031     2,283,240
--------------------------------------------------------------------------------------------------------------------
     95,000   St. Mary Hospital Authority (Catholic Health Initiatives)           5.000     12/01/2028        97,252

                  22 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

  PRINCIPAL                                                                                                  VALUE
     AMOUNT                                                                    COUPON      MATURITY     SEE NOTE 1
------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA Continued
$   330,000   Union County Hospital Authority
              (Evangelical Community Hospital)                                  5.875%    07/01/2023  $    331,531
------------------------------------------------------------------------------------------------------------------
    150,000   Warren County Hospital Authority
              (Warren General Hospital)                                         6.900     04/01/2011       153,194
------------------------------------------------------------------------------------------------------------------
    750,000   Washington Township Municipal Authority                           5.875     12/15/2023       754,860
------------------------------------------------------------------------------------------------------------------
  2,500,000   Washington Township Municipal Authority                           6.000     12/15/2033     2,499,800
------------------------------------------------------------------------------------------------------------------
  1,000,000   West Cornwall Township Municipal Authority
              (Elizabethtown College)                                           6.000     12/15/2022     1,026,550
------------------------------------------------------------------------------------------------------------------
    300,000   West Shore Area Hospital Authority (Holy Spirit Hospital)         6.250     01/01/2032       305,586
------------------------------------------------------------------------------------------------------------------
    500,000   Westmoreland County IDA
              (Redstone Health Care Facilities)                                 8.000     11/15/2023       535,090
------------------------------------------------------------------------------------------------------------------
    185,000   Westmoreland County IDA (Westmoreland Hospital)                   6.000     07/01/2022       187,429
------------------------------------------------------------------------------------------------------------------
     25,000   York County HA (York Hospital)                                    5.500     07/01/2008        25,330
------------------------------------------------------------------------------------------------------------------
     10,000   York County IDA (PSEG Power)                                      5.500     09/01/2020        10,008
------------------------------------------------------------------------------------------------------------------
     35,000   York Hsg. Corp. Mtg., Series A                                    6.875     11/01/2009        35,049
                                                                                                       -----------
                                                                                                       313,648,471

------------------------------------------------------------------------------------------------------------------
U.S. POSSESSIONS--33.5%

  1,000,000   Guam EDA (TASC)                                                   5.400     05/15/2031       869,670
------------------------------------------------------------------------------------------------------------------
  2,980,000   Guam EDA (TASC)                                                   5.500     05/15/2041     2,463,745
------------------------------------------------------------------------------------------------------------------
     60,000   Northern Mariana Islands, Series A                                6.000     06/01/2014        64,003
------------------------------------------------------------------------------------------------------------------
  1,435,000   Northern Mariana Islands, Series A                                6.600     03/15/2028     1,508,314
------------------------------------------------------------------------------------------------------------------
  8,100,000   Northern Mariana Islands, Series A                                6.750     10/01/2033     8,172,171
------------------------------------------------------------------------------------------------------------------
 49,635,000   Puerto Rico Children's Trust Fund (TASC)                          5.375     05/15/2033    43,357,165
------------------------------------------------------------------------------------------------------------------
 52,345,000   Puerto Rico Children's Trust Fund (TASC)                          5.500     05/15/2039    43,698,653
------------------------------------------------------------------------------------------------------------------
 32,485,000   Puerto Rico Children's Trust Fund (TASC)                          5.625     05/15/2043    27,116,854
------------------------------------------------------------------------------------------------------------------
      5,000   Puerto Rico Infrastructure                                        7.500     07/01/2009         5,104
------------------------------------------------------------------------------------------------------------------
  8,980,000   Puerto Rico Port Authority (American Airlines), Series A          6.250     06/01/2026     6,041,026
------------------------------------------------------------------------------------------------------------------
    115,000   Puerto Rico Port Authority, Series D                              7.000     07/01/2014       117,496
------------------------------------------------------------------------------------------------------------------
     40,000   Puerto Rico Urban Renewal & Hsg. Corp.                            7.875     10/01/2004        40,233
------------------------------------------------------------------------------------------------------------------
    200,000   University of V.I. , Series A                                     5.250     12/01/2024       200,540
------------------------------------------------------------------------------------------------------------------
  6,645,000   V.I. Government Refinery Facilities (Hovensa Coker)               6.500     07/01/2021     7,087,623
------------------------------------------------------------------------------------------------------------------
  4,000,000   V.I. Public Finance Authority (Hovensa Coker)                     6.500     07/01/2021     4,265,080
------------------------------------------------------------------------------------------------------------------
  5,000,000   V.I. Public Finance Authority (Hovensa Refinery)                  6.125     07/01/2022     5,202,850
------------------------------------------------------------------------------------------------------------------
  3,250,000   V.I. Public Finance Authority ROLs 1                             16.185 2   10/01/2024     3,383,380
------------------------------------------------------------------------------------------------------------------
     45,000   V.I. Tobacco Settlement Financing Corp. (TASC)                    5.000     05/15/2021        39,304
------------------------------------------------------------------------------------------------------------------
  1,975,000   V.I. Tobacco Settlement Financing Corp. (TASC)                    5.000     05/15/2031     1,617,240
                                                                                                      ------------
                                                                                                       155,250,451
------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $462,892,593)--101.2%                                                468,898,922
------------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS--(1.2)                                                            (5,621,263)
                                                                                                      ------------
NET ASSETS--100.0%                                                                                    $463,277,659
                                                                                                      ============

                  23 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Illiquid security. See Note 5 of Notes to Financial Statements.

2. Represents the current interest rate for a variable rate bond known as an
"inverse floater." See Note 1 of Notes to Financial Statements.

3. Issue is in default. See Note 1 of Notes to Financial Statements.

4. Non-income-accruing security.

TO SIMPLIFY THE LISTINGS OF SECURITIES, ABBREVIATIONS ARE USED PER THE TABLE
BELOW:

ACTS    Adult Communities Total Services           HEHA       Higher Education and Health Authority
BPE     Brittany Pointe Estates                    HFA        Housing Finance Agency/Authority
CPAP    Crime Prevention Association of            HHEA       Health, Hospital and Education
        Philadelphia                                          Authority
EDA     Economic Development Authority             IDA        Industrial Development Agency
EDFA    Economic Development Finance               MAS        Mercy Adult Services
        Authority                                  MCMCSPA    Mercy Catholic Medical Center of
FHA     Federal Housing Agency                                Southeastern PA
GO      General Obligation                         MHH        Mercy Haverford Hospital
GPA     General Purpose Authority                  MHP        Mercy Health Plan
H&EFA   Health and Educational Facilities          MHSSPA     Mercy Health System of Southeastern
        Authority                                             PA
H&HEFA  Hospitals and Higher Education             PSEG       Public Service Enterprise Group
        Facilities Authority                       RITES      Residual Interest Tax Exempt Security
HA      Hospital Authority                         ROLs       Residual Option Longs
HDA     Hospital Development Authority             TASC       Tobacco Settlement Asset-Backed Bonds
HEA     Hospital and Education Authority           URA        Urban Redevelopment Authority
HEBA    Higher Education Building Authority        V.I.       United States Virgin Islands
HEFA    Higher Education Facilities Authority

                  24 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

--------------------------------------------------------------------------------
INDUSTRY CONCENTRATIONS  July 31, 2004 / Unaudited
--------------------------------------------------------------------------------

DISTRIBUTION OF INVESTMENTS BY INDUSTRY OF ISSUE, AS A PERCENTAGE OF TOTAL
INVESTMENTS AT VALUE, IS AS FOLLOWS:

INDUSTRY                                                   VALUE      PERCENT
-------------------------------------------------------------------------------
Tobacco Settlements                                 $119,162,631         25.4%
Resource Recovery                                     45,094,013          9.6
Adult Living Facilities                               43,042,287          9.2
Higher Education                                      37,479,406          8.0
Hospital/Health Care                                  29,091,530          6.2
Single Family Housing                                 26,339,199          5.6
Not-for-Profit Organization                           25,179,867          5.4
Electric Utilities                                    22,980,508          4.9
Pollution Control                                     22,333,512          4.8
Manufacturing, Durable Goods                          18,589,094          4.0
Multifamily Housing                                   11,841,375          2.5
General Obligation                                    11,012,320          2.3
Marine/Aviation Facilities                             8,635,994          1.8
Special Tax                                            8,550,080          1.8
Parking Fee Revenue                                    8,112,020          1.7
Sales Tax Revenue                                      7,470,898          1.6
Airlines                                               6,440,401          1.4
Sewer Utilities                                        5,648,378          1.2
Gas Utilities                                          4,329,054          0.9
Municipal Leases                                       3,627,692          0.8
Water Utilities                                        2,359,130          0.5
Education                                              1,276,180          0.3
Paper, Containers & Packaging                            236,116          0.1
Hotels, Restaurants & Leisure                             52,186           --
Manufacturing, Non-Durable Goods                          15,051           --
                                                    ---------------------------
Total                                               $468,898,922        100.0%
                                                    ===========================

                  25 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SUMMARY OF RATINGS  July 31, 2004 / Unaudited
--------------------------------------------------------------------------------

DISTRIBUTION OF INVESTMENTS BY RATING CATEGORY, AS A PERCENTAGE OF TOTAL
INVESTMENTS AT VALUE, IS AS FOLLOWS:

RATING                                                                 PERCENT
--------------------------------------------------------------------------------
AAA                                                                        5.8%
AA                                                                         6.4
A                                                                          3.2
BBB                                                                       62.4
BB                                                                         3.1
B                                                                          5.4
CCC                                                                        1.3
C                                                                          0.1
Not Rated                                                                 12.3
                                                                         ------
Total                                                                    100.0%
                                                                         ======

Bonds rated by any nationally recognized statistical rating organization are included in the equivalent Standard & Poor's rating category. As a general matter, unrated bonds may be backed by mortgage liens or equipment liens on the underlying property, and also may be guaranteed. Bonds which are backed by a letter of credit or by other financial institutions or agencies may be assigned an investment-grade rating by the Manager, which reflects the quality of the guarantor, institution or agency. Unrated bonds may also be assigned a rating when the issuer has rated bonds outstanding with comparable credit characteristics, or when, in the opinion of the Manager, the bond itself possesses credit characteristics which allow for rating. The unrated bonds in the portfolio are predominantly smaller issuers which have not applied for a bond rating. Only those unrated bonds which subsequent to purchase have not been designated investment grade by the Manager are included in the "Not Rated"
category.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  26 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES  July 31, 2004
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
ASSETS
-----------------------------------------------------------------------------------------------------

Investments, at value (cost $462,892,593)--see accompanying statement of investments   $ 468,898,922
-----------------------------------------------------------------------------------------------------
Cash                                                                                         468,754
-----------------------------------------------------------------------------------------------------
Receivables and other assets:
Interest                                                                                   8,121,787
Shares of beneficial interest sold                                                           933,516
Investments sold                                                                             877,035
Other                                                                                          9,263
                                                                                       --------------
Total assets                                                                             479,309,277

-----------------------------------------------------------------------------------------------------
LIABILITIES
-----------------------------------------------------------------------------------------------------
Payables and other liabilities:
Notes payable to bank (interest rate 2.1200% at July 31, 2004)                            14,600,000
Shares of beneficial interest redeemed                                                       529,851
Investments purchased                                                                        388,241
Dividends                                                                                    305,901
Distribution and service plan fees                                                            56,922
Shareholder communications                                                                    46,580
Trustees' compensation                                                                        40,147
Transfer and shareholder servicing agent fees                                                 21,025
Other                                                                                         42,951
                                                                                       --------------
Total liabilities                                                                         16,031,618

-----------------------------------------------------------------------------------------------------
NET ASSETS                                                                             $ 463,277,659
                                                                                       ==============

-----------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
-----------------------------------------------------------------------------------------------------
Paid-in capital                                                                        $ 459,337,445
-----------------------------------------------------------------------------------------------------
Accumulated net investment income                                                            785,504
-----------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments                                              (2,851,619)
-----------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                                 6,006,329
                                                                                       --------------
NET ASSETS                                                                             $ 463,277,659
                                                                                       ==============

                  27 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES  Continued
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
------------------------------------------------------------------------------------------------------------

Class A Shares:
Net asset value and redemption price per share (based on net assets of $229,450,389
and 19,506,328 shares of beneficial interest outstanding)                                            $11.76
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)      $12.35
------------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $157,337,771 and 13,379,611 shares
of beneficial interest outstanding)                                                                  $11.76
------------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $76,489,499 and 6,509,975 shares
of beneficial interest outstanding)                                                                  $11.75

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  28 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF OPERATIONS  For the Period Ended July 31, 2004
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
INVESTMENT INCOME
------------------------------------------------------------------------------------

Interest                                                               $30,436,962

-----------------------------------------------------------------------------------
EXPENSES
-----------------------------------------------------------------------------------
Management fees                                                          2,465,343
-----------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                    296,350
Class B                                                                  1,411,332
Class C                                                                    675,017
-----------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                    103,761
Class B                                                                     90,505
Class C                                                                     45,967
-----------------------------------------------------------------------------------
Shareholder communications:
Class A                                                                     22,326
Class B                                                                      5,472
Class C                                                                      4,400
-----------------------------------------------------------------------------------
Interest expense                                                           329,908
-----------------------------------------------------------------------------------
Custodian fees and expenses                                                 34,589
-----------------------------------------------------------------------------------
Trustees' compensation                                                      21,405
-----------------------------------------------------------------------------------
Other                                                                       62,144
                                                                       ------------
Total expenses                                                           5,568,519
Less reduction to custodian expenses                                        (1,180)
Less payments and waivers of expenses                                         (738)
                                                                       ------------
Net expenses                                                             5,566,601

-----------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                   24,870,361

-----------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
-----------------------------------------------------------------------------------
Net realized loss on investments                                          (530,650)
-----------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on investments      7,584,109

-----------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   $31,923,820
                                                                       ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  29 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED JULY 31,                                                                    2004             2003
-------------------------------------------------------------------------------------------------------------

OPERATIONS
-------------------------------------------------------------------------------------------------------------
Net investment income                                                           $24,870,361      $20,547,045
-------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                           (530,650)       2,444,605
-------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                              7,584,109       (7,146,660)
                                                                               ------------------------------
Net increase in net assets resulting from operations                             31,923,820       15,844,990

-------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------------
Dividends from net investment income:
Class A                                                                         (12,179,580)     (10,349,999)
Class B                                                                          (7,846,660)      (6,656,148)
Class C                                                                          (3,754,519)      (3,154,016)

-------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
-------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from beneficial interest transactions:
Class A                                                                          41,101,968       41,848,794
Class B                                                                           7,719,115       46,875,679
Class C                                                                           5,391,284       23,631,773

-------------------------------------------------------------------------------------------------------------
NET ASSETS
-------------------------------------------------------------------------------------------------------------
Total increase                                                                   62,355,428      108,041,073
-------------------------------------------------------------------------------------------------------------
Beginning of period                                                             400,922,231      292,881,158
                                                                               ------------------------------
End of period (including accumulated net investment income
(loss) of $785,504 and $(304,098), respectively)                               $463,277,659     $400,922,231
                                                                               ==============================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  30 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A  YEAR ENDED JULY 31,                          2004         2003         2002         2001         2000
-----------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $11.48       $11.57       $11.46       $11.28       $12.08
-----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                  .73          .75          .70          .67          .67
Net realized and unrealized gain (loss)                .25         (.11)         .11          .21         (.81)
                                                    -------------------------------------------------------------
Total from investment operations                       .98          .64          .81          .88         (.14)
-----------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                  (.70)        (.73)        (.70)        (.70)        (.66)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $11.76       $11.48       $11.57       $11.46       $11.28
                                                    =============================================================

-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 1                    8.53%        5.36%        7.36%        8.10%       (1.00)%
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $229,450     $184,638     $144,592     $100,222      $64,336
-----------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $211,061     $172,228     $120,251     $ 77,048      $67,252
-----------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                                 6.01%        6.11%        6.03%        5.84%        5.93%
Total expenses                                        0.86%        0.86%        0.85%        0.94%        1.10%
Expenses after payments and waivers and
reduction to custodian expenses                        N/A 3,4      N/A 3       0.82% 5      0.87% 5      0.93% 5
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 37%          33%          39%          58%          98%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2. Annualized for periods of less than one full year.

3. Reduction to custodian expenses less than 0.01%.

4. Voluntary waiver of transfer agent fees less than 0.01%.

5. Excludes interest expense.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  31 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS B  YEAR ENDED JULY 31,                            2004           2003           2002           2001           2000
---------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $11.48         $11.57         $11.46         $11.27         $12.07
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .63            .65            .62            .59            .58
Net realized and unrealized gain (loss)                  .25           (.11)           .11            .22           (.81)
                                                      ---------------------------------------------------------------------
Total from investment operations                         .88            .54            .73            .81           (.23)
---------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.60)          (.63)          (.62)          (.62)          (.57)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $11.76         $11.48         $11.57         $11.46         $11.27
                                                      =====================================================================

---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 1                      7.71%          4.56%          6.55%          7.40%         (1.75)%
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)            $157,338       $146,369       $101,126        $52,926        $21,696
---------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                   $156,689       $127,280       $ 75,772        $32,037        $21,368
---------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                                   5.26%          5.34%          5.26%          5.03%          5.16%
Total expenses                                          1.62%          1.63%          1.61%          1.68%          1.96%
Expenses after payments and waivers and
reduction to custodian expenses                          N/A 3,4        N/A 3         1.58% 5        1.62% 5        1.68% 5
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   37%            33%            39%            58%            98%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2. Annualized for periods of less than one full year.

3. Reduction to custodian expenses less than 0.01%.

4. Voluntary waiver of transfer agent fees less than 0.01%.

5. Excludes interest expense.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  32 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

CLASS C  YEAR ENDED JULY 31,                          2004         2003         2002         2001         2000
-----------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $11.47       $11.56       $11.45       $11.27       $12.07
-----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                  .63          .65          .61          .57          .57
Net realized and unrealized gain (loss)                .25         (.11)         .12          .23         (.80)
                                                    -------------------------------------------------------------
Total from investment operations                       .88          .54          .73          .80         (.23)
-----------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                  (.60)        (.63)        (.62)        (.62)        (.57)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $11.75       $11.47       $11.56       $11.45       $11.27
                                                    =============================================================

-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 1                    7.71%        4.57%        6.55%        7.30%       (1.75)%
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)           $76,489      $69,916      $47,163      $19,494       $6,607
-----------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                  $74,956      $60,202      $33,327      $10,913       $5,542
-----------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                                 5.25%        5.34%        5.26%        5.01%        5.16%
Total expenses                                        1.63%        1.63%        1.61%        1.68%        1.95%
Expenses after payments and waivers and
reduction to custodian expenses                        N/A 3,4      N/A 3       1.58% 5      1.62% 5      1.68% 5
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 37%          33%          39%          58%          98%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2. Annualized for periods of less than one full year.

3. Reduction to custodian expenses less than 0.01%.

4. Voluntary waiver of transfer agent fees less than 0.01%.

5. Excludes interest expense.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  33 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1.  SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Pennsylvania Municipal Fund (the Fund) is a separate series of
Oppenheimer Multi-State Municipal Trust, a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek as high a level of current interest income exempt from federal and Pennsylvania personal income taxes as is available from municipal securities, consistent with preservation of capital.
The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

      The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C have separate distribution and/or service plans.
Class B shares will automatically convert to Class A shares six years after the date of purchase.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M.
Eastern time, on each day the Exchange is open for business. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price.
Corporate, government and municipal debt instruments having a remaining maturity in excess of 60 days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value.
Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

                   34| OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

--------------------------------------------------------------------------------
INVERSE FLOATING RATE SECURITIES. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates.
As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The
Fund intends to invest no more than 20% of its total assets in inverse floaters.
Inverse floaters amount to $35,211,481 as of July 31, 2004. Including the effect of leverage, inverse floaters represent 19.86% of the Fund's total assets as of
July 31, 2004.

--------------------------------------------------------------------------------
SECURITY CREDIT RISK. The Fund invests in high-yield securities, which may be subject to a greater degree of credit risk, market fluctuations and loss of income and principal, and may be more sensitive to economic conditions than lower-yielding, higher-rated fixed-income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of July 31, 2004, securities with an aggregate market value of $1,039,156, representing 0.22% of the Fund's net assets, were in default.

      There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal
Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the
Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                                  NET UNREALIZED
                                                                    APPRECIATION
                                                                BASED ON COST OF
                                                                  SECURITIES AND
UNDISTRIBUTED       UNDISTRIBUTED             ACCUMULATED      OTHER INVESTMENTS
NET INVESTMENT         LONG-TERM                     LOSS     FOR FEDERAL INCOME
INCOME                      GAIN     CARRYFORWARD 1,2,3,4           TAX PURPOSES
--------------------------------------------------------------------------------
$1,353,456                  $--                $2,851,619             $6,006,329

1. As of July 31, 2004, the Fund had $1,561,504 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of July 31, 2004, details of the capital loss carryforwards were as follows:

                  35 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

                            EXPIRING
                            ------------------------
                            2009          $  195,858
                            2010           1,365,646
                                          ----------
                            Total         $1,561,504
                                          ==========

2. As of July 31, 2004, the Fund had $1,290,115 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2013.

3. During the fiscal year ended July 31, 2004, the Fund utilized $759,465 of capital loss carryforward to offset capital gains realized in that fiscal year.

4. During the fiscal year ended July 31, 2003, the Fund utilized $2,261,627 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The tax character of distributions paid during the years ended July 31, 2004 and
July 31, 2003 was as follows:

                                         YEAR ENDED          YEAR ENDED
                                        JULY 31, 2004       JULY 31, 2003
       ------------------------------------------------------------------
       Distributions paid from:
       Exempt-interest dividends         $23,780,759         $20,160,163

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of July 31, 2004 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

               Federal tax cost of securities      $ 462,892,593
                                                   =============
               Gross unrealized appreciation       $  16,682,178
               Gross unrealized depreciation         (10,675,849)
                                                   -------------
               Net unrealized appreciation         $   6,006,329
                                                   =============

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Fund has adopted an unfunded retirement plan for the
Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended July 31,
2004, the Fund's projected benefit obligations were increased by $8,835 and payments of $3,033 were made to retired trustees, resulting in an accumulated liability of $32,063 as of July 31, 2004.

                  36 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

      The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund.
For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The
Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities.
Deferral of trustees' fees under the plan will not affect the net assets of the
Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
EXPENSE OFFSET ARRANGEMENT. The reduction of custodian fees, if applicable, represents earnings on cash balances maintained by the Fund.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date.
Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                   YEAR ENDED JULY 31, 2004           YEAR ENDED JULY 31, 2003
                                  SHARES             AMOUNT           SHARES             AMOUNT
-------------------------------------------------------------------------------------------------

CLASS A
Sold                           6,348,845       $ 75,835,815        5,485,109       $ 64,107,249
Dividends and/or
distributions reinvested         552,950          6,600,738          498,875          5,832,342
Redeemed                      (3,477,589)       (41,334,585)      (2,400,518)       (28,090,797)
                              -------------------------------------------------------------------
Net increase                   3,424,206       $ 41,101,968        3,583,466       $ 41,848,794
                              ===================================================================

                  37 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST Continued

                                   YEAR ENDED JULY 31, 2004            YEAR ENDED JULY 31, 2003
                                  SHARES             AMOUNT           SHARES             AMOUNT
-------------------------------------------------------------------------------------------------

CLASS B
Sold                           2,430,805       $ 29,026,035        4,839,117       $ 56,581,145
Dividends and/or
distributions reinvested         315,813          3,768,477          291,066          3,402,315
Redeemed                      (2,119,775)       (25,075,397)      (1,121,467)       (13,107,781)
                              -------------------------------------------------------------------
Net increase                     626,843       $  7,719,115        4,008,716       $ 46,875,679
                              ===================================================================

-------------------------------------------------------------------------------------------------
CLASS C
Sold                           2,039,798       $ 24,542,492        3,007,339       $ 35,159,594
Dividends and/or
distributions reinvested         199,041          2,373,352          182,644          2,133,402
Redeemed                      (1,825,116)       (21,524,560)      (1,174,699)       (13,661,223)
                              -------------------------------------------------------------------
Net increase                     413,723       $  5,391,284        2,015,284       $ 23,631,773
                              ===================================================================

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended July 31, 2004, were $183,663,316 and $153,917,375, respectively.

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of 0.60% of the first $200 million of average annual net assets,
0.55% of the next $100 million, 0.50% of the next $200 million, 0.45% of the next $250 million, 0.40% of the next $250 million, and 0.35% of average annual net assets in excess of $1 billion.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays
OFS a per account fee. For the year ended July 31, 2004, the Fund paid $237,867 to OFS for services to the Fund.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12B-1) FEES. Under its General Distributor's
Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor)
acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.

--------------------------------------------------------------------------------
SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.15% of the average annual net assets of
Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions quarterly for providing personal services and maintenance of accounts of

                  38 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

their customers that hold Class A shares. Any unreimbursed expenses the
Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS FOR CLASS B AND CLASS C SHARES. The Fund has
adopted Distribution and Service Plans for Class B and Class C shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the
Distributor an annual asset-based sales charge of 0.75% per year on Class B and
Class C shares. The Distributor also receives a service fee of up to 0.15% per year under each plan. If either the Class B or Class C plan is terminated by the
Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor's aggregate uncompensated expenses under the plan at July 31, 2004 for Class B and Class C shares were $5,275,705 and $1,021,576, respectively. Fees incurred by the Fund under the plans are detailed in the
Statement of Operations.

--------------------------------------------------------------------------------
SALES CHARGES. Front-end sales charges and contingent deferred sales charges
(CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the
Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the table below for the period indicated.

                                          CLASS A           CLASS B           CLASS C
                        CLASS A        CONTINGENT        CONTINGENT        CONTINGENT
                      FRONT-END          DEFERRED          DEFERRED          DEFERRED
                  SALES CHARGES     SALES CHARGES     SALES CHARGES     SALES CHARGES
                    RETAINED BY       RETAINED BY       RETAINED BY       RETAINED BY
YEAR ENDED          DISTRIBUTOR       DISTRIBUTOR       DISTRIBUTOR       DISTRIBUTOR
---------------------------------------------------------------------------------------

July 31, 2004          $285,333            $2,555          $425,206           $18,275

--------------------------------------------------------------------------------
PAYMENTS AND WAIVERS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.  During the year ended July 31, 2004, OFS waived $642, $36 and $60 for Class A, Class B and Class C shares, respectively. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
5. ILLIQUID SECURITIES

As of July 31, 2004, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The
Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of July 31, 2004 was
$35,211,481, which represents 7.60% of the Fund's net assets.

                  39 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued

--------------------------------------------------------------------------------
6. BANK BORROWINGS

The Fund may borrow up to one third of its total assets from a bank to purchase portfolio securities, to meet redemption obligations or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. The Fund has entered into an agreement which enables it to participate with certain other Oppenheimer funds in a committed, unsecured line of credit with a bank, which permits borrowings up to $540 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.75%. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.09% per annum.

      The Fund had borrowings outstanding of $14,600,000 at July 31, 2004 at an interest rate of 2.12%. For the year ended July 31, 2004, the average monthly loan balance was $18,095,873 at an average daily interest rate of 1.777%. The
Fund had gross borrowings and gross loan repayments of $143,200,000 and
$148,800,000, respectively, during the year ended July 31, 2004. The maximum amount of borrowings outstanding at any month-end was $24,900,000. The Fund paid commitment fees of $3,680 and interest of $325,491 during the year ended July
31, 2004.

--------------------------------------------------------------------------------
7. SUBSEQUENT EVENTS - LITIGATION

Three complaints have been filed as putative derivative and class actions against the Manager, OFS and the Distributor (collectively, "OppenheimerFunds"), as well as 51 of the Oppenheimer funds (collectively, the "Funds") including this Fund, and nine directors/trustees of certain of the Funds (collectively, the "Directors/Trustees"). The complaints allege that the Manager charged excessive fees for distribution and other costs, improperly used assets of the
Funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the Funds, and failed to properly disclose the use of Fund assets to make those payments in violation of the Investment Company Act of 1940 and the Investment Advisers Act of 1940. The complaints further allege that by permitting and/or participating in those actions, the Directors/Trustees breached their fiduciary duties to Fund shareholders under the Investment
Company Act of 1940 and at common law.

OppenheimerFunds believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them, the Funds or the
Directors/Trustees and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss. However,
OppenheimerFunds, the Funds and the Directors/Trustees believe that the allegations contained in the complaints are without merit and intend to defend these lawsuits vigorously.

                  40 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

                                                              Appendix A

                                                  MUNICIPAL BOND RATINGS DEFINITIONS

Below  are  summaries  of the  rating  definitions  used by the  nationally-recognized  rating  agencies  listed  below  for  municipal securities.  Those ratings  represent the opinion of the agency as to the credit quality of issues that they rate. The summaries  below are based upon publicly-available information provided by the rating organizations.

Moody's Investors Service, Inc. ("Moody's")
Municipal Ratings are opinions of the investment quality of issuers and issues in the U.S. municipal and tax-exempt markets. As such, these ratings incorporate Moody's assessment of the default probability and loss severity of these issuers and issues.

Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.

MUNICIPAL LONG-TERM RATING DEFINITIONS

Aaa:  Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa:  Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A:  Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa:  Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Ba:  Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B:  Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Caa:  Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca:  Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C:  Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid- range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

MIG/VMIG RATINGS: U.S. SHORT-TERM RATINGS
In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3.
In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a
VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

MIG 1/VMIG 1: Denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: Denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

MIG 3/VMIG 3: Denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well established.

SG:  Denotes speculative-grade credit quality. Debt instruments in this category may lack margins of protection.

Standard & Poor's Ratings Services ("Standard & Poor's"), a division of The McGraw-Hill Companies, Inc.

LONG-TERM ISSUE CREDIT RATINGS
Issue credit ratings are based in varying degrees, on the following considerations:
o        Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
o        Nature of and provisions of the obligation; and
o        Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.
     The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity.
Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA: An obligation rated `AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated `AA' differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated `A' are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

An obligation rated `BB', `B', `CCC', `CC', and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated `BB' are less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated `B' are more vulnerable to nonpayment than obligations rated `BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated `CCC' are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated `CC' are currently highly vulnerable to nonpayment.

C: The `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated `D' are in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

c: The `c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p: The letter `p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r: The `r' highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an `r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards

Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (`AAA',
`AA', `A', `BBB', commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

SHORT-TERM ISSUE CREDIT RATINGS
Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper.

A-1: A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Notes. A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.
The following criteria will be used in making that assessment:
o........Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
o        Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1: Strong capacity to pay principal and interest. An issue with a very strong capacity to pay debt service is given a (+)
designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Fitch, Inc.
International credit ratings assess the capacity to meet foreign currency or local currency commitments. Both "foreign currency" and
"local currency" ratings are internationally comparable assessments. The local currency rating measures the probability of payment within the relevant sovereign state's currency and jurisdiction and therefore, unlike the foreign currency rating, does not take account of the possibility of foreign exchange controls limiting transfer into foreign currency.

INTERNATIONAL LONG-TERM CREDIT RATINGS
The following ratings scale applies to foreign currency and local currency ratings.
Investment Grade:

AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade:

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met.
Securities rated in this category are not investment grade.

B: Highly Speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains.
Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC C: High Default Risk.  Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C"
ratings signal imminent default.

DDD, DD, and D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.
Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the major rating categories.  Plus and minus signs are not added to the "AAA" category or to categories below "CCC," nor to short-term ratings other than "F1" (see below).

INTERNATIONAL SHORT-TERM CREDIT RATINGS
The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1: Highest credit quality. Strongest capacity for timely payment of financial commitments. May have an added "+" to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of higher ratings.

F3: Fair credit quality. Capacity for timely payment of financial commitments is adequate. However, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

--------
1 In accordance with Rule 12b-1 of the Investment Company Act, the term "Independent Trustees" in this Statement of Additional
Information refers to those Trustees who are not "interested persons" of the Fund and who do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan.
1 Certain waivers also apply to Class M shares of Oppenheimer Convertible Securities Fund.
2 In the case of Oppenheimer Senior Floating Rate Fund, a continuously-offered closed-end fund, references to contingent deferred sales charges mean the Fund's Early Withdrawal Charges and references to "redemptions" mean "repurchases" of shares.
3 An "employee benefit plan" means any plan or arrangement, whether or not it is "qualified" under the Internal Revenue Code, under which Class N shares of an Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.
4 The term "Group Retirement Plan" means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in
(or who are eligible to participate in) the plan purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs, SARSEPs, SIMPLE plans and
403(b) plans other than plans for public school employees. The term "Group Retirement Plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor.
5 However, that concession will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a Retirement Plan that pays for the purchase with the redemption proceeds of Class C shares of one or more
Oppenheimer funds held by the Plan for more than one year.
6 This provision does not apply to IRAs.
7 This provision only applies to qualified retirement plans and 403(b)(7) custodial plans after your separation from service in or after the year you reached age 55.
8 The distribution must be requested prior to Plan termination or the elimination of the Oppenheimer funds as an investment option under the Plan.
9 This provision does not apply to IRAs.
10 This provision does not apply to loans from 403(b)(7) custodial plans and loans from the OppenheimerFunds-sponsored Single K retirement plan.
11 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.

                                                              Appendix B

                                                Municipal Bond Industry Classifications

Adult Living Facilities
Airlines
Education
Electric Utilities
Gas Utilities
General Obligation
Higher Education
Highways/Railways
Hospital/Healthcare
Hotels, Restaurants & Leisure
Manufacturing, Durable Goods
Manufacturing, Non Durable Goods
Marine/Aviation Facilities
Multi-Family Housing
Municipal Leases
Non Profit Organization
Paper, Containers & Packaging
Parking Fee Revenue
Pollution Control
Resource Recovery
Sales Tax Revenue
Sewer Utilities
Single Family Housing
Special Assessment
Special Tax
Sports Facility Revenue
Student Loans
Telephone Utilities
Tobacco
Water Utilities

                                                              Appendix C

OppenheimerFunds Special Sales Charge Arrangements and Waivers

In certain cases, the initial sales charge that applies to purchases of Class A shares1 of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A, Class B or Class C shares may be waived.2  That is because of the economies of sales efforts realized by OppenheimerFunds Distributor, Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors.

Not all waivers apply to all funds. For example, waivers relating to Retirement Plans do not apply to Oppenheimer municipal funds, because shares of those funds are not available for purchase by or on behalf of retirement plans. Other waivers apply only to shareholders of certain funds.

For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of the
applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans:
              1)  plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code,
              2)  non-qualified deferred compensation plans,
              3)  employee benefit plans3
              4)  Group Retirement Plans4
              5)  403(b)(7) custodial plan accounts
              6)  Individual Retirement Accounts ("IRAs"), including traditional IRAs, Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the Distributor or the transfer agent (referred to in this document as the "Transfer Agent") of the particular
Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the
Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the "Manager").

Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.

                              Applicability of Class A Contingent Deferred Sales Charges in Certain Cases
---------------------------------------------------------------------------------------------------------------------------------------

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to Initial Sales Charge but May Be Subject to the Class A
Contingent Deferred Sales Charge (unless a waiver applies).

         There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below.
However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within 18 months (24 months in the case of Oppenheimer Rochester National Municipals and Rochester Fund Municipals) of the beginning of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption).
Additionally, on shares purchased under these waivers that are subject to the Class A contingent deferred sales charge, the
Distributor will pay the applicable concession described in the Prospectus under "Class A Contingent Deferred Sales Charge."5 This waiver provision applies to:
         Purchases of Class A shares aggregating $1 million or more.
         Purchases of Class A shares by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March 1, 2001. That included plans (other than IRA or 403(b)(7) Custodial
              Plans) that: 1) bought shares costing $500,000 or more, 2) had at the time of purchase 100 or more eligible employees or total plan assets of $500,000 or more, or 3) certified to the Distributor that it projects to have annual plan purchases of $200,000 or more.
         Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made:
              1)  through a broker, dealer, bank or registered investment adviser that has made special arrangements with the
                  Distributor for those purchases, or
              2)  by a direct rollover of a distribution from a qualified Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.
         Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:
              1)  The record keeping is performed by Merrill Lynch Pierce Fenner & Smith, Inc. ("Merrill Lynch") on a daily valuation basis for the Retirement Plan. On the date the plan sponsor signs the record-keeping service agreement with Merrill
                  Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch Investment Management, L.P. ("MLIM"), that are made available under a Service Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor, and  (b)  funds advised or managed by MLIM (the funds described in (a) and (b) are referred to as "Applicable Investments").
              2)  The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments.
              3)  The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).

                                         Waivers of Class A Sales Charges of Oppenheimer Funds
---------------------------------------------------------------------------------------------------------------------------------------

A.   Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers.

Class A shares purchased by the following investors are not subject to any Class A sales charges (and no concessions are paid by the
Distributor on such purchases):
         The Manager or its affiliates.
         Present or former officers, directors, trustees and employees (and their "immediate families") of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.
         Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
         Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.
         Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the
              Distributor) or with the Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).
         Dealers, brokers, banks or registered investment advisors that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.
         Investment advisors and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.
         "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
         Clients of investment advisors or financial planners (that have entered into an agreement for this purpose with the
              Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.
         Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.
         Accounts for which Oppenheimer Capital (or its successor) is the investment advisor (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.
         A unit investment trust that has entered into an appropriate agreement with the Distributor.
         Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.
         Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the
              Distributor for those purchases.
         A TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C
              TRAC-2000 program on November 24, 1995.
         A qualified Retirement Plan that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former
              Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by December 31, 1996.

B.   Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions.

Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the
Distributor on such purchases):
         Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.
         Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds
              (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor.
         Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.

C.   Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions.

The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:
         To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value adjusted annually.
         Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to
              "Shareholder Account Rules and Policies," in the applicable fund Prospectus).
         For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:
              1)  Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established.
              2)  To return excess contributions.
              3)  To return contributions made due to a mistake of fact.
4)       Hardship withdrawals, as defined in the plan.6
              5)  Under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
              6)  To meet the minimum distribution requirements of the Internal Revenue Code.
              7)  To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code.
              8)  For loans to participants or beneficiaries.
              9)  Separation from service.7
              10) Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special arrangements with the Distributor.
              11) Plan termination or "in-service distributions," if the redemption proceeds are rolled over directly to an
                  OppenheimerFunds-sponsored IRA.
         For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the
              Distributor allowing this waiver.
         For distributions from retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the Distributor.
         For distributions from retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or record keepers which have entered into a special agreement with the Distributor.

                                Waivers of Class B, Class C and Class N Sales Charges of Oppenheimer Funds
------------------------------------------------------------------------------------------------------------------------------------------

The Class B, Class C and Class N contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A.   Waivers for Redemptions in Certain Cases.

The Class B, Class C and Class N contingent deferred sales charges will be waived for redemptions of shares in the following cases:
         Shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies," in the applicable Prospectus.
         Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder.
              The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.
         The contingent deferred sales charges are generally not waived following the death or disability of a grantor or trustee for a trust account. The contingent deferred sales charges will only be waived in the limited case of the death of the trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.
         Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.
         Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill
              Lynch or an independent record keeper under a contract with Merrill Lynch.
         Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.
         Redemptions of Class C shares of an Oppenheimer fund in amounts of $1 million or more requested in writing by a Retirement
              Plan sponsor and submitted more than 12 months after the Retirement Plan's first purchase of Class C shares, if the redemption proceeds are invested to purchase Class N shares of one or more Oppenheimer funds.
         Distributions8 from Retirement Plans or other employee benefit plans for any of the following purposes:
              1)  Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established in an Oppenheimer fund.
              2)  To return excess contributions made to a participant's account.
              3)  To return contributions made due to a mistake of fact.
              4)  To make hardship withdrawals, as defined in the plan.9
              5)  To make distributions required under a Qualified Domestic Relations Order or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
              6)  To meet the minimum distribution requirements of the Internal Revenue Code.
              7)  To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code.
              8)  For loans to participants or beneficiaries.10
              9)  On account of the participant's separation from service.11
              10) Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a Retirement Plan if the plan has made special arrangements with the Distributor.
              11) Distributions made on account of a plan termination or "in-service" distributions, if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
              12) For distributions from a participant's account under an Automatic Withdrawal Plan after the participant reaches age
                  59 1/2, as long as the aggregate value of the distributions does not exceed 10% of the account's value, adjusted annually.
              13) Redemptions of Class B shares under an Automatic Withdrawal Plan for an account other than a Retirement Plan, if the aggregate value of the redeemed shares does not exceed 10% of the account's value, adjusted annually.
              14) For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special arrangement with the Distributor allowing this waiver.
         Redemptions of Class B shares or Class C shares under an Automatic Withdrawal Plan from an account other than a Retirement
              Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually.

B.   Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:
         Shares sold to the Manager or its affiliates.
         Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
         Shares issued in plans of reorganization to which the Fund is a party.
         Shares sold to present or former officers, directors, trustees or employees (and their "immediate families" as defined above in Section I.A.) of the Fund, the Manager and its affiliates and retirement plans established by them for their employees.

 Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Former Quest for Value Funds
----------------------------------------------------------------------------------------------------------------------------------------

The initial and contingent deferred sales charge rates and waivers for Class A, Class B and Class C shares described in the
Prospectus or Statement of Additional Information of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value Funds.  To be eligible, those persons must have been shareholders on November 24,
1995, when OppenheimerFunds, Inc. became the investment advisor to those former Quest for Value Funds.  Those funds include:
     Oppenheimer Quest Value Fund, Inc.              Oppenheimer Small Cap Value Fund
     Oppenheimer Quest Balanced Value Fund           Oppenheimer Quest International Value Fund, Inc.
     Oppenheimer Quest Opportunity Value Fund

         These arrangements also apply to shareholders of the following funds when they merged (were reorganized) into various
Oppenheimer funds on November 24, 1995:

     Quest for Value U.S. Government Income Fund              Quest for Value New York Tax-Exempt Fund
     Quest for Value Investment Quality Income Fund           Quest for Value National Tax-Exempt Fund
     Quest for Value Global Income Fund                       Quest for Value California Tax-Exempt Fund

         All of the funds listed above are referred to in this Appendix as the "Former Quest for Value Funds."  The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an Oppenheimer fund that are either:
         acquired by such shareholder pursuant to an exchange of shares of an Oppenheimer fund that was one of the Former Quest for
              Value Funds, or
         purchased by such shareholder by exchange of shares of another Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on November 24, 1995.

A.   Reductions or Waivers of Class A Sales Charges.

         Reduced Class A Initial Sales Charge Rates for Certain Former Quest for Value Funds Shareholders.

Purchases by Groups and Associations.  The following table sets forth the initial sales charge rates for Class A shares purchased by members of "Associations" formed for any purpose other than the purchase of securities. The rates in the table apply if that
Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC
Distributors prior to November 24, 1995.

-------------------------------- ---------------------------- --------------------------------- ---------------------
Number of Eligible Employees     Initial Sales Charge as a    Initial Sales Charge as a % of    Concession as % of
or Members                       % of Offering Price          Net Amount Invested               Offering Price
-------------------------------- ---------------------------- --------------------------------- ---------------------
-------------------------------- ---------------------------- --------------------------------- ---------------------
9 or Fewer                                  2.50%                          2.56%                       2.00%
-------------------------------- ---------------------------- --------------------------------- ---------------------
-------------------------------- ---------------------------- --------------------------------- ---------------------
At least  10 but not more  than             2.00%                          2.04%                       1.60%
49
-------------------------------- ---------------------------- --------------------------------- ---------------------

---------------------------------------------------------------------------------------------------------------------------------------
         For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund's
Prospectus.

         Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an Association, or the sales charge rate that applies under the Right of Accumulation described in the applicable fund's Prospectus and Statement of Additional Information. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Distributor.

         Waiver of Class A Sales Charges for Certain Shareholders.  Class A shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:
o        Shareholders who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired shares of any of the
                  Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.
o        Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

         Waiver of Class A Contingent Deferred Sales Charge in Certain Transactions.  The Class A contingent deferred sales charge will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for
Value Fund:

         Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee Retirement Income Security Act of
1974 and regulations adopted under that law.

B.   Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

         Waivers for Redemptions of Shares Purchased Prior to March 6, 1995.  In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6, 1995 in connection with:
o        withdrawals under an automatic withdrawal plan holding only either Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account value, adjusted annually, and
o        liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

         Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an
Oppenheimer fund that was a Former Quest For Value Fund or into which such Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995:
o        redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration);
o        withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account value; adjusted annually, and
o        liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value.

         A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same
Class of shares in that fund or another Oppenheimer fund within 90 days after redemption.

    Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Connecticut Mutual
                                                         Investment Accounts, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective
Prospectus (or this Appendix) of the following Oppenheimer funds (each is referred to as a "Fund" in this section):
     Oppenheimer U. S. Government Trust,
     Oppenheimer Bond Fund,
     Oppenheimer Value Fund and
     Oppenheimer Disciplined Allocation Fund
are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the "Former
Connecticut Mutual Funds") on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut
Mutual Funds:
     Connecticut Mutual Liquid Account                            Connecticut Mutual Total Return Account
     Connecticut Mutual Government Securities Account             CMIA LifeSpan Capital Appreciation Account
     Connecticut Mutual Income Account                            CMIA LifeSpan Balanced Account
     Connecticut Mutual Growth Account                            CMIA Diversified Income Account

A.   Prior Class A CDSC and Class A Sales Charge Waivers.

         Class A Contingent Deferred Sales Charge. Certain shareholders of a Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the "prior Class A CDSC"). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

         Those shareholders who are eligible for the prior Class A CDSC are:
              1)  persons whose purchases of Class A shares of a Fund and other Former Connecticut Mutual Funds were $500,000 prior to
                  March 18, 1996, as a result of direct purchases or purchases pursuant to the Fund's policies on Combined Purchases or Rights of Accumulation, who still hold those shares in that Fund or other Former Connecticut Mutual Funds, and
              2)  persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge

         Any of the Class A shares of a Fund and the other Former Connecticut Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

         Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares:
              1)  any purchaser, provided the total initial amount invested in the Fund or any one or more of the Former Connecticut
                  Mutual Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of
                  Intention and Rights of Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Former Connecticut Mutual Funds or a Fund into which such Fund merged;
              2)  any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more;
              3)  Directors of the Fund or any one or more of the Former Connecticut Mutual Funds and members of their immediate families;
              4)  employee benefit plans sponsored by Connecticut Mutual Financial Services, L.L.C. ("CMFS"), the prior distributor of the Former Connecticut Mutual Funds, and its affiliated companies;
              5)  one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and
              6)  an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the
                  Former Connecticut Mutual Funds, provided the institution had an agreement with CMFS.

         Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former Connecticut
Mutual Funds described above.

         Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life Insurance Company through the Panorama Separate Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B.   Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or
Class B shares of a Former Connecticut Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former
Connecticut Mutual Fund. Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18,
1996:
     1)  by the estate of a deceased shareholder;
     2)  upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code;
     3)  for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections
         401(a) or 403(b)(7)of the Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;
4)       as tax-free returns of excess contributions to such retirement or employee benefit plans;
     5)  in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or concession in connection with the purchase of shares of any registered investment management company;
     6)  in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;
     7)  in connection with the Fund's right to involuntarily redeem or liquidate the Fund;
     8)  in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic Withdrawal Plan but limited to no more than 12% of the original value annually; or
     9)  as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's Articles of
         Incorporation, or as adopted by the Board of Directors of the Fund.

                          Special Reduced Sales Charge for Former Shareholders of Advance America Funds, Inc.
---------------------------------------------------------------------------------------------------------------------------------------

Shareholders of Oppenheimer AMT-Free Municipals, Oppenheimer U.S. Government Trust, Oppenheimer Strategic Income Fund and Oppenheimer
Capital Income Fund who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance
America Funds, Inc. into those Oppenheimer funds on October 18, 1991, and who held shares of Advance America Funds, Inc. on March 30,
1990, may purchase Class A shares of those four Oppenheimer funds at a maximum sales charge rate of 4.50%.

                    Sales Charge Waivers on Purchases of Class M Shares of Oppenheimer Convertible Securities Fund
---------------------------------------------------------------------------------------------------------------------------------------

Oppenheimer Convertible Securities Fund (referred to as the "Fund" in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of investors listed below who, prior to March 11, 1996, owned shares of the Fund's then-existing Class A and were permitted to purchase those shares at net asset value without sales charge:
         the Manager and its affiliates,
         present or former officers, directors, trustees and employees (and their "immediate families" as defined in the Fund's
              Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment advisor of the Fund for their employees, registered management investment companies or separate accounts of insurance companies that had an agreement with the Fund's prior investment advisor or distributor for that purpose,
         dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees,
         employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers (and whose identity is made known to the Distributor) or with the Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications, dealers, brokers, or registered investment advisors that had entered into an agreement with the Distributor or the prior distributor of the Fund specifically providing for the use of Class M shares of the Fund in specific investment products made available to their clients, and
         dealers, brokers or registered investment advisors that had entered into an agreement with the Distributor or prior distributor of the Fund's shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment advisor provides administrative services.

Oppenheimer Pennsylvania Municipal Fund

Internet Website
       www.oppenheimerfunds.com

Investment Advisor
       OppenheimerFunds, Inc.
       Two World Financial Center,
       225 Liberty Street, 11th Floor,
       New York, New York 10281-1008

Distributor
       OppenheimerFunds Distributor, Inc.
       Two World Financial Center,
       225 Liberty Street, 11th Floor,
       New York, New York 10281-1008

Transfer Agent
       OppenheimerFunds Services
       P.O. Box 5270
       Denver, Colorado 80217
       1.800.CALL OPP(225.5677)

Custodian Bank
       Citibank, N.A.
       111 Wall Street
       New York, New York 10005

Independent Registered Public Accounting Firm
       KPMG LLP
       707 Seventeenth Street
       Denver, Colorado 80202

Legal Counsel
       Mayer, Brown, Rowe & Maw LLP
       1675 Broadway
       New York, New York 10019

1234
PX740.001.0205

------------------------------------------------------------------------------
Oppenheimer Rochester National Municipals
------------------------------------------------------------------------------

6803 South Tucson Way, Centennial, Colorado 80112-3924
1.800.525.7048

Statement of Additional Information dated September 27, 2004, revised
February 3, 2005

      This Statement of Additional Information is not a Prospectus.  This
document contains additional information about the Fund and supplements information in the Prospectus dated September 27, 2004.  It should be read together with the Prospectus.  You can obtain the Prospectus by writing to the Fund's Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270,
Denver, Colorado 80217 or by calling the Transfer Agent at the toll-free number shown above or by downloading it from the OppenheimerFunds Internet website at www.oppenheimerfunds.com.

Contents                                                                  Page

About the Fund

About Your Account

Financial Information About the Fund

------------------------------------------------------------------------------
ABOUT THE FUND
------------------------------------------------------------------------------

Additional Information About the Fund's Investment Policies and Risks

      The investment objective, the principal investment policies and the main risks of the Fund are described in the Prospectus.  This Statement of
Additional Information contains supplemental information about those policies and the types of securities that the Fund's investment manager,
OppenheimerFunds, Inc. (the "Manager"), can select for the Fund.  Additional explanations are also provided about the strategies the Fund may use to try to achieve its objective.

The Fund's Investment Policies. The composition of the Fund's portfolio and the techniques and strategies that the Manager uses in selecting portfolio securities will vary over time.  The Fund is not required to use all of the investment techniques and strategies described below at all times in seeking its objective.  It may use some of the special investment techniques and strategies at some times or not at all.

      The Fund does not make investments with the objective of seeking capital growth, since that would be inconsistent with its goal of seeking tax exempt income.  However, the values of the securities held by the Fund may be affected by changes in general interest rates and other factors, prior to their maturity.  Because the current value of debt securities vary inversely with changes in prevailing interest rates, if interest rates increased after a security is purchased, that security will normally decline in value.
Conversely, should interest rates decrease after a security is purchased, normally its value will rise.

      However, those fluctuations in value will not generally result in realized gains or losses to the Fund unless the Fund sells the security prior to the security's maturity.  A debt security held to maturity is redeemable by its issuer at full principal value plus accrued interest.  The Fund does not usually intend to dispose of securities prior to their maturity, but may do so for liquidity purposes, or because of other factors affecting the issuer that cause the Manager to sell the particular security.  In that case, the Fund could realize a capital gain or loss on the sale.

      There are variations in the credit quality of municipal securities, both within a particular rating classification and between classifications.
These variations depend on numerous factors.  The yields of municipal securities depend on a number of factors, including general conditions in the municipal securities market, the size of a particular offering, the maturity of the obligation and rating (if any) of the issue.  These factors are discussed in greater detail below.

Municipal Securities.  The types of municipal securities in which the Fund may invest are described in the Prospectus under "About the Fund's
Investments."  Municipal securities are generally classified as general obligation bonds, revenue bonds and notes.  A discussion of the general characteristics of these principal types of municipal securities follows below.

      |X| Municipal Bonds.  The Fund has classified municipal securities having a maturity (when the security is issued) of more than one (1) year as
"municipal bonds."  The principal classifications of long-term municipal bonds are "general obligation" and "revenue" (including "industrial development") bonds.  They may have fixed, variable or floating rates of interest, as described below.

      Some bonds may be "callable," allowing the issuer to redeem them before their maturity date.  To protect bondholders, callable bonds may be issued with provisions that prevent them from being called for a period of time.
Typically, that is five (5) to ten (10) years from the issuance date.  When interest rates decline, if the call protection on a bond has expired, it is more likely that the issuer may call the bond.  If that occurs, the Fund might have to reinvest the proceeds of the called bond in bonds that pay a lower rate of return.

            |_| General Obligation Bonds.  The basic security behind general obligation bonds is the issuer's pledge of its full faith and credit and taxing power, if any, for the repayment of principal and the payment of interest.  Issuers of general obligation bonds include states, counties, cities, towns, and regional districts.  The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems.  The rate of taxes that can be levied for the payment of debt service on these bonds may be limited or unlimited.  Additionally, there may be limits as to the rate or amount of special assessments that can be levied to meet these obligations.

            |_| Revenue Bonds.  The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source, such as a state's or local government's proportionate share of the tobacco Master Settlement Agreement.  Revenue bonds are issued to finance a wide variety of capital projects.  Examples include electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and
hospitals.

            Although the principal security for these types of bonds may vary from bond to bond, many provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments on the issuer's obligations.  Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects.  Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

            |_|  Industrial Development Bonds.  Industrial development bonds are considered municipal bonds if the interest paid is exempt from federal income tax. They are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control.  These bonds may also be used to finance public facilities such as airports, mass transit systems, ports, and parking.  The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed by the bond as security for those payments.

            |_| Private Activity Municipal Securities.  The Tax Reform Act of
1986 (the "Tax Reform Act") reorganized, as well as amended, the rules governing tax exemption for interest on certain types of municipal securities.  The Tax Reform Act generally did not change the tax treatment of bonds issued in order to finance governmental operations.  Thus, interest on general obligation bonds issued by or on behalf of state or local governments, the proceeds of which are used to finance the operations of such governments, continues to be tax-exempt.  However, the Tax Reform Act limited the use of tax-exempt bonds for non-governmental (private) purposes.  More stringent restrictions were placed on the use of proceeds of such bonds.
Interest on certain private activity bonds is taxable under the revised rules.  There is an exception for "qualified" tax-exempt private activity bonds, for example, exempt facility bonds including certain industrial development bonds, qualified mortgage bonds, qualified Section 501(c)(3)
bonds, and qualified student loan bonds.

      In addition, limitations as to the amount of private activity bonds which each state may issue were revised downward by the Tax Reform Act, which will reduce the supply of such bonds.  The value of the Fund's portfolio could be affected if there is a reduction in the availability of such bonds.

      Interest on certain private activity bonds issued after August 7, 1986, which continues to be tax-exempt, will be treated as a tax preference item subject to the federal alternative minimum tax (discussed below) to which certain taxpayers are subject.  The Fund may hold municipal securities the interest on which (and thus a proportionate share of the exempt-interest dividends paid by the Fund) will be subject to the Federal alternative minimum tax on individuals and corporations.  There are no limits on the amount of assets the Fund may invest in private activity securities.

      The Federal alternative minimum tax is designed to ensure that all persons who receive income pay some tax, even if their regular tax is zero.
This is accomplished in part by including in taxable income certain tax preference items that are used to calculate alternative minimum taxable income.  The Tax Reform Act made tax-exempt interest from certain private activity bonds a tax preference item for purposes of the alternative minimum tax on individuals and corporations.  Any exempt-interest dividend paid by a regulated investment company will be treated as interest on a specific private activity bond to the extent of the proportionate relationship the interest the investment company receives on such bonds bears to all its exempt interest dividends.

      In addition, corporate taxpayers subject to the alternative minimum tax may, under some circumstances, have to include exempt-interest dividends in calculating their alternative minimum taxable income.  That could occur in situations where the "adjusted current earnings" of the corporation exceeds its alternative minimum taxable income.

      To determine whether a municipal security is treated as a taxable private activity bond, it is subject to a test for: (a) a trade or business use and security interest, or (b) a private loan restriction.  Under the trade or business use and security interest test, an obligation is a private activity bond if: (i) more than 10% of the bond proceeds are used for private business purposes and (ii) 10% or more of the payment of principal or interest on the issue is directly or indirectly derived from such private use or is secured by the privately used property or the payments related to the use of the property. For certain types of uses, a 5% threshold is substituted for this 10% threshold.

      The term "private business use" means any direct or indirect use in a trade or business carried on by an individual or entity other than a state or municipal governmental unit.  Under the private loan restriction, the amount of bond proceeds that may be used to make private loans is limited to the lesser of 5% or $5.0 million of the proceeds.  Thus, certain issues of municipal securities could lose their tax-exempt status retroactively if the issuer fails to meet certain requirements as to the expenditure of the proceeds of that issue or the use of the bond-financed facility.  The Fund makes no independent investigation of the users of such bonds or their use of proceeds of the bonds.  If the Fund should hold a bond that loses its tax-exempt status retroactively, there might be an adjustment to the tax-exempt income previously distributed to shareholders.

      Additionally, a private activity bond that would otherwise be a qualified tax-exempt private activity bond will not, under Internal Revenue
Code Section 147(a), be a qualified bond for any period during which it is held by a person who is a "substantial user" of the facilities or by a
"related person" of such a substantial user.  This "substantial user"
provision applies primarily to exempt facility bonds, including industrial development bonds. The Fund may invest in industrial development bonds and other private activity bonds.  Therefore, the Fund may not be an appropriate investment for entities which are "substantial users" (or persons related to
"substantial users") of such exempt facilities.  Those entities and persons should consult their tax advisers before purchasing shares of the Fund.

      A "substantial user" of such facilities is defined generally as a
"non-exempt person who regularly uses part of a facility" financed from the proceeds of exempt facility bonds.  Generally, an individual will not be a
"related person" under the Internal Revenue Code unless such individual or the individual's immediate family (spouse, brothers, sisters and immediate descendants) own directly or indirectly in the aggregate more than 50% in value of the equity of a corporation or partnership which is a "substantial user" of a facility financed from the proceeds of exempt facility bonds.

      |X| Municipal Notes.  Municipal securities having a maturity (when the security is issued) of less than one (1) year are generally known as municipal notes.  Municipal notes generally are used to provide for short-term working capital needs.  Some of the types of municipal notes the
Fund can invest in are described below.

            |_|  Tax Anticipation Notes.  These are issued to finance working capital needs of municipalities.  Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use or other business taxes, and are payable from these specific future taxes.

            |_|  Revenue Anticipation Notes.  These are notes issued in
expectation of receipt of other types of revenue, such as Federal revenues available under Federal revenue-sharing programs.

            |_|  Bond Anticipation Notes.  Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged.  The long-term bonds that are issued typically also provide the money for the repayment of the notes.

            |_|  Construction Loan Notes.  These are sold to provide project construction financing until permanent financing can be secured.  After successful completion and acceptance of the project, it may receive permanent financing through public agencies, such as the Federal Housing Administration.

            |_|  Tax-Exempt Commercial Paper. This type of short-term
obligation (usually having a maturity of 270 days or less), is issued by a municipality to meet current working capital needs.

      |X|  Municipal Lease Obligations.  The Fund's investments in municipal lease obligations may be through certificates of participation that are offered to investors by public entities. Municipal leases may take the form of a lease or an installment purchase contract issued by a state or local government authority to obtain funds to acquire a wide variety of equipment and facilities.

            Some municipal lease securities may be deemed to be "illiquid"
securities.  Their purchase by the Fund would be limited as described below in "Illiquid Securities."  From time to time the Fund may invest more than 5%
of its net assets in municipal lease obligations that the Manager has determined to be liquid under guidelines set by the Board of Trustees.  Those guidelines require the Manager to evaluate:

      |_| the frequency of trades and price quotations for such securities;
      |_| the number of dealers or other potential buyers willing to purchase or sell such securities;
      |_| the availability of market-makers; and
      |_| the nature of the trades for such securities.

      Municipal leases have special risk considerations. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation.  However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for that purpose on a yearly basis.  While the obligation might be secured by the lease, it might be difficult to dispose of that property in case of a default.

      Projects financed with certificates of participation generally are not subject to state constitutional debt limitations or other statutory requirements that may apply to other municipal securities.  Payments by the public entity on the obligation underlying the certificates are derived from available revenue sources.  That revenue might be diverted to the funding of other municipal service projects.  Payments of interest and/or principal with respect to the certificates are not guaranteed and do not constitute an obligation of a state or any of its political subdivisions.

      In addition to the risk of "non-appropriation," municipal lease securities do not have as highly liquid a market as conventional municipal bonds.  Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment of interest or repayment of principal by the issuer.  The ability of issuers of municipal leases to make timely lease payments may be adversely affected in general economic downturns and as relative governmental cost burdens are reallocated among federal, state and local governmental units.  A default in payment of income would result in a reduction of income to the Fund.  It could also result in a reduction in the value of the municipal lease and that, as well as a default in repayment of principal, could result in a decrease in the net asset value of the Fund.
While the Fund holds such securities, the Manager will also evaluate the likelihood of a continuing market for these securities and their credit quality.

      |X| Ratings of Municipal Securities.  Ratings by ratings organizations such as Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Rating
Services, a division of the McGraw-Hill Companies, Inc. ("S&P") and Fitch,
Inc. ("Fitch") represent the respective rating agency's opinions of the credit quality of the municipal securities they undertake to rate.  However, their ratings are general opinions and are not guarantees of quality.
Municipal securities that have the same maturity, coupon and rating may have different yields, while other municipal securities that have the same maturity and coupon but different ratings may have the same yield.

      Lower grade securities (often referred to as "junk bonds") may have a higher yield than securities rated in the higher rating categories.  In addition to having a greater risk of default than higher-grade securities, there may be less of a market for these securities.  As a result they may be harder to sell at an acceptable price.  The additional risks mean that the
Fund may not receive the anticipated level of income from these securities, and the Fund's net asset value may be affected by declines in the value of lower-grade securities. While securities rated "Baa" by Moody's or "BBB" by
S&P are investment grade, they may be subject to special risks and have some speculative characteristics.

      Subsequent to its purchase by the Fund, a municipal security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund.  Neither event requires the Fund to sell the security, but the Manager will consider such events in determining whether the Fund should continue to hold the security.  To the extent that ratings given by
Moody's, S&P, or Fitch change as a result of changes in those rating organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the Fund's investment policies.

      The Fund may buy municipal securities that are "pre-refunded."  The issuer's obligation to repay the principal value of the security is generally collateralized with U.S. government securities placed in an escrow account.
This causes the pre-refunded security to have essentially the same risks of default as a AAA-rated security.

      The rating definitions of Moody's, S&P and Fitch for municipal securities are contained in Appendix A to this Statement of Additional
Information.  The Fund can purchase securities that are unrated by nationally recognized rating organizations.  The Manager will make its own assessment of the credit quality of unrated issues the Fund buys.  The Manager will use criteria similar to those used by the rating agencies, and assign a rating category to a security that is comparable to what the Manager believes a rating agency would assign to that security.  However, the Manager's rating does not constitute a guarantee of the quality of a particular issue.

      |X|  Municipal Debt Securities. The Fund can invest in a variety of municipal debt securities to seek its objective. Municipal debt securities are subject to different types of risk, including credit risk and interest rate risk.

         |_|  Credit Risk.  Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due.  In general, lower-grade, higher-yield municipal bonds are subject to credit risk to a greater extent than lower-yield, higher-quality civic bonds.

      The Fund's debt investments mainly include high yield,
non-investment-grade municipal bonds (commonly referred to as "junk bonds").
Investment-grade municipal bonds are bonds rated at least "Baa" by Moody's, at least "BBB" by S&P or Fitch or that have comparable ratings by another nationally-recognized rating organization.

      In making investments in debt securities, the Manager may rely to some extent on the ratings of ratings organizations or it may use its own research to evaluate a security's credit-worthiness.  If securities the Fund buys are unrated, they are assigned a rating by the Manager of comparable quality to bonds having similar yield and risk characteristics within a rating category of a rating organization.

      The Fund does not have investment policies establishing specific maturity ranges for the Fund's investments, and they may be within any maturity range (short, medium or long) depending on the Manager's evaluation of investment opportunities available within the debt securities markets.
Generally, however, it is expected that the Fund's average portfolio maturity will be of a longer average maturity.  The Fund may shift its investment focus to securities of longer maturity as interest rates decline and to securities of shorter maturity as interest rates rise.

            |_|  Interest Rate Risk.  Interest rate risk refers to the
fluctuations in value of debt securities resulting from the inverse relationship between price and yield.  For example, an increase in general interest rates will tend to reduce the market value of already-issued debt investments, and a decline in general interest rates will tend to increase their value.  In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

      While the changes in value of the Fund's portfolio securities after they are purchased will be reflected in the net asset value of the Fund's shares, those changes normally do not affect the interest income paid by those securities (unless the security's interest is paid at a variable rate pegged to particular interest rate changes).  However, those price fluctuations will be reflected in the valuations of the securities, and therefore the Fund's net asset values will be affected by those fluctuations.

            |_|  Special Risks of Lower-Grade Municipal Securities.  The Fund
can invest without limit in lower-grade debt securities, and the Fund will normally invest at least 50% to 70% of its net assets in these securities to seek the Fund's main objective.  Lower-grade securities (often referred to as
"junk bonds") tend to offer higher yields than investment grade securities, but also are subject to greater risks of default by the issuer in its obligations to pay interest and/or repay principal on the maturity of the security.

      "Lower-grade" debt securities are those rated below "investment grade,"
which means they have a rating lower than "Baa" by Moody's or lower than
"BBB" by S&P or Fitch, or similar ratings by other rating organizations.  If they are unrated, and are determined by the Manager to be of comparable quality to debt securities rated below investment grade, they are considered part of the Fund's portfolio of lower-grade securities.  The Fund can invest in securities rated as low as "C" or "D" or which may be in default at the time the Fund buys them.

      Some of the special credit risks of lower-grade securities are discussed below.  There is a greater risk that the issuer may default on its obligation to pay interest or to repay principal than in the case of investment grade securities.  The issuer's low creditworthiness may increase the potential for its insolvency.  An overall decline in values in the high yield bond market is also more likely during a period of a general economic downturn.  An economic downturn or an increase in interest rates could severely disrupt the market for high yield bonds, adversely affecting the values of outstanding bonds as well as the ability of issuers to pay interest or repay principal.

      To the extent they can be converted into stock, convertible securities may be less subject to some of these risks than non-convertible high yield bonds, since stock may be more liquid and less affected by some of these risk factors.

      While securities rated "Baa" by Moody's or "BBB" by S&P or Fitch are investment grade and are not regarded as junk bonds, those securities may be subject to special risks, and have some speculative characteristics.
Definitions of the debt security ratings categories of the principal rating organizations are included in Appendix A to this Statement of Additional
Information.

Other Investment Techniques and Strategies.  In seeking its objective, the
Fund may from time to time employ the types of investment strategies and investments described below.  It is not required to use all of these strategies at all times, and at times may not use them.

      |X| Portfolio Turnover.  A change in the securities held by the Fund from buying and selling investments is known as "portfolio turnover."  Active and frequent trading increases the rate of portfolio turnover and could increase the Fund's transaction costs.  However, the Fund ordinarily incurs little or no brokerage expense because most of the Fund's portfolio transactions are principal trades that do not require payment of brokerage commissions.

      The Fund ordinarily does not trade securities to achieve capital gains, because they would not be tax-exempt income.  To a limited degree, the Fund may engage in active and frequent short-term trading to attempt to take advantage of short-term market variations.  It may also do so to dispose of a portfolio security prior to its maturity.  That might be done if, on the basis of a revised credit evaluation of the issuer or other considerations, the Manager believes such disposition is advisable or the Fund needs to generate cash to satisfy requests to redeem Fund shares.  In those cases, the
Fund may realize a capital gain or loss on its investments.

      |X| Floating Rate and Variable Rate Obligations.  Variable rate demand obligations have a demand feature that allows the Fund to tender the obligation to the issuer or a third party to its maturity.  The tender may be at par value plus accrued interest, according to the terms of the obligation.

      The interest rate on a floating rate demand note is based on a stated
prevailing market rate, such as a bank's prime rate, the ninety-one (91) day
U.S. Treasury Bill rate, or some other standard, and is adjusted automatically each time such rate is adjusted.  The interest rate on a variable rate demand note is also based on a stated prevailing market rate but is adjusted automatically at specified intervals of not less than one (1)
year.  Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value.  As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity.
      The Manager may determine that an unrated floating rate or variable rate demand obligation meets the Fund's quality standards by reason of being backed by a letter of credit or guarantee issued by a bank that meets those quality standards.

      Floating rate and variable rate demand notes that have a stated
maturity in excess of one (1) year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one (1) year and upon no more than thirty (30) days'
notice.  The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest.  Generally the issuer must provide a specified number of days' notice to the holder.  Floating rate or variable rate obligations that do not provide for the recovery of principal and interest within seven (7) days are subject to the Fund's limitations on investments in illiquid securities.

      |X| Inverse Floaters and Other Derivative Investments.  Inverse
floaters may offer relatively high current income, reflecting the spread between short-term and long-term tax exempt interest rates.  As long as the municipal yield curve remains relatively steep and short term rates remain relatively low, owners of inverse floaters will have the opportunity to earn interest at above-market rates because they receive interest at the higher long-term rates but have paid for bonds with lower short-term rates.  If the yield curve flattens and shifts upward, an inverse floater will lose value more quickly than a conventional long-term bond.  The Fund will invest in inverse floaters to seek higher tax-exempt yields than are available from fixed-rate bonds that have comparable maturities and credit ratings.  In some cases, the holder of an inverse floater may have an option to convert the floater to a fixed-rate bond, pursuant to a "rate-lock option."

      Some inverse floaters have a feature known as an interest rate "cap" as part of the terms of the investment.  Investing in inverse floaters that have interest rate caps might be part of a portfolio strategy to try to maintain a high current yield for the Fund when the Fund has invested in inverse floaters that expose the Fund to the risk of short-term interest rate fluctuations.  "Embedded" caps can be used to hedge a portion of the Fund's exposure to rising interest rates.  When interest rates exceed a pre-determined rate, the cap generates additional cash flows that offset the decline in interest rates on the inverse floater, and the hedge is successful.  However, the Fund bears the risk that if interest rates do not rise above the pre-determined rate, the cap (which is purchased for additional cost) will not provide additional cash flows and will expire worthless.

      Inverse floaters are a form of derivative investment. Certain derivatives, such as options, futures, indexed securities and entering into swap agreements, can be used to increase or decrease the Fund's exposure to changing security prices, interest rates or other factors that affect the value of securities.  However, these techniques could result in losses to the
Fund, if the Manager judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's other investments.
These techniques can cause losses if the counterparty does not perform its promises. An additional risk of investing in municipal securities that are derivative investments is that their market value could be expected to vary to a much greater extent than the market value of municipal securities that are not derivative investments but have similar credit quality, redemption provisions and maturities.

      |X| "When-Issued" and "Delayed Delivery" Transactions.  The Fund can
purchase securities on a "when-issued" basis, and may purchase or sell such securities on a "delayed delivery" (or "forward commitment") basis.
"When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.

      When such transactions are negotiated the price (which is generally expressed in yield terms) is fixed at the time the commitment is made.
Delivery and payment for the securities take place at a later date.  Normally the settlement date is within six (6) months of the purchase of municipal bonds and notes.  However, the Fund may, from time to time, purchase municipal securities having a settlement date more than six (6) months and possibly as long as two (2) years or more after the trade date. The securities are subject to change in value from market fluctuation during the settlement period.  The value at delivery may be less than the purchase price.  For example, changes in interest rates in a direction other than that expected by the Manager before settlement will affect the value of such securities and may cause loss to the Fund.  No income begins to accrue to the
Fund on a when-issued security until the Fund receives the security at settlement of the trade.

      The Fund will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation.  When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction.  Their failure to do so may cause the
Fund to lose the opportunity to obtain the security at  a price and yield it considers advantageous.

      When the Fund engages in when-issued and delayed delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and policies for its portfolio or for delivery pursuant to options contracts it has entered into, and not for the purposes of investment leverage. Although the Fund will enter into when-issued or delayed-delivery purchase transactions to acquire securities, the Fund may dispose of a commitment prior to settlement.  If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.

      At the time the Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction on its books and reflects the value of the security purchased. In a sale transaction, it records the proceeds to be received, in determining its net asset value. The Fund will identify on its books liquid securities of any type at least equal to the value of purchase commitments until the Fund pays for the investment.

      When-issued transactions and forward commitments can be used by the
Fund as a defensive technique to hedge against anticipated changes in interest rates and prices.  For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices.  In periods of falling interest rates and rising prices, the
Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, to obtain the benefit of currently higher cash yields.

      |X|  Zero-Coupon Securities.  The Fund may buy zero-coupon and delayed interest municipal securities.  Zero-coupon securities do not make periodic interest payments and are sold at a deep discount from their face value.  The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date.
This discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer.  In the absence of threats to the issuer's credit quality, the discount typically decreases as the maturity date approaches.
Some zero-coupon securities are convertible, in that they are zero-coupon securities until a predetermined date, at which time they convert to a security with a specified coupon rate.

      Because zero-coupon securities pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their value is generally more volatile than the value of other debt securities.  Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise.  When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

      The Fund's investment in zero-coupon securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the zero-coupon investment.  To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

      |X| Puts and Standby Commitments.  When the Fund buys a municipal security subject to a standby commitment to repurchase the security, the Fund is entitled to same-day settlement from the purchaser.  The Fund receives an exercise price equal to the amortized cost of the underlying security plus any accrued interest at the time of exercise.  A put purchased in conjunction with a municipal security enables the Fund to sell the underlying security within a specified period of time at a fixed exercise price.

      The Fund might purchase a standby commitment or put separately in cash or it might acquire the security subject to the standby commitment or put (at a price that reflects that additional feature). The Fund will enter into these transactions only with banks and securities dealers that, in the
Manager's opinion, present minimal credit risks.  The Fund's ability to exercise a put or standby commitment will depend on the ability of the bank or dealer to pay for the securities if the put or standby commitment is exercised.  If the bank or dealer should default on its obligation, the Fund might not be able to recover all or a portion of any loss sustained from having to sell the security elsewhere.

      Puts and standby commitments are not transferable by the Fund. They terminate if the Fund sells the underlying security to a third party.  The
Fund intends to enter into these arrangements to facilitate portfolio liquidity, although such arrangements might enable the Fund to sell a security at a pre-arranged price that may be higher than the prevailing market price at the time the put or standby commitment is exercised.
However, the Fund might refrain from exercising a put or standby commitment if the exercise price is significantly higher than the prevailing market price, to avoid imposing a loss on the seller that could jeopardize the
Fund's business relationships with the seller.

      A put or standby commitment increases the cost of the security and reduces the yield otherwise available from the security.  Any consideration paid by the Fund for the put or standby commitment will be reflected on the
Fund's books as unrealized depreciation while the put or standby commitment is held, and a realized gain or loss when the put or commitment is exercised or expires.  Interest income received by the Fund from municipal securities subject to puts or stand-by commitments may not qualify as tax exempt in its hands if the terms of the put or stand-by commitment cause the Fund not to be treated as the tax owner of the underlying municipal securities.

      |X| Repurchase Agreements.  The Fund may acquire securities subject to repurchase agreements.  It may do so for liquidity purposes to meet anticipated redemptions of Fund shares, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of portfolio securities.

      In a repurchase transaction, the Fund acquires a security from, and simultaneously resells it to an approved vendor for delivery on an agreed upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect.  Approved vendors include U.S.
commercial banks, U.S. branches of foreign banks or broker-dealers that have been designated a primary dealer in government securities, which meet the credit requirements set by the Fund's Board of Trustees from time to time.

      The majority of these transactions run from day to day. Delivery pursuant to resale typically will occur within one (1) to five (5) days of the purchase.  Repurchase agreements having a maturity beyond seven (7) days are subject to the Fund's limits on holding illiquid investments. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements of seven (7) days or less.

      Repurchase agreements, considered "loans" under the Investment Company
Act of 1940 ("Investment Company Act"), are collateralized by the underlying security.  The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the collateral's value must equal or exceed the repurchase price to fully collateralize the repayment obligation.

      The Manager will monitor the vendor's creditworthiness to confirm that the vendor is financially sound and will continuously monitor the collateral's value.  However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.

      Pursuant to an Exemptive Order issued by the Securities and Exchange
Commission, the Fund, along with other affiliated entities managed by the
Manager, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities that are pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

      |X| Investment in Other Investment Companies. The Fund can also invest in the securities of other investment companies, which can include open-end funds, closed-end funds and unit investment trusts, subject to the limits set forth in the Investment Company Act that apply to those types of investments.  For example, the Fund can invest in Exchange-Traded Funds, which are typically open-end funds or unit investment trusts, listed on a stock exchange.  The Fund might do so as a way of gaining exposure to the segments of the equity or fixed-income markets represented by the
Exchange-Traded Funds' portfolio, at times when the Fund may not be able to buy those portfolio securities directly.

      Investing in another investment company may involve the payment of substantial premiums above the value of such investment company's portfolio securities and is subject to limitations under the Investment Company Act.
The Fund does not intend to invest in other investment companies unless the
Manager believes that the potential benefits of the investment justify the payment of any premiums or sales charges.  As a shareholder of an investment company, the Fund would be subject to its ratable share of that investment company's expenses, including its advisory and administration expenses.  The
Fund does not anticipate investing a substantial amount of its net assets in shares of other investment companies.

      |X| Illiquid and Restricted Securities.  The Fund has percentage limitations that apply to purchases of illiquid and restricted securities, as stated in the Prospectus.  The Manager monitors holdings of illiquid and restricted securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

      |X| Borrowing for Leverage.  The Investment Company Act imposes certain restrictions on the borrowing activities of mutual funds.  The restrictions on borrowing are designed to protect shareholders and their investment in a fund by limiting a fund's ability to leverage its assets.  Leverage exists when a fund has the right to a return on an investment that exceeds the amount the fund contributed to the investment.  Borrowing money to make an investment is an example of how a fund leverages its assets.  The use of leverage exposes shareholders and their investments in a fund to a greater risk of loss.  For example, borrowing may cause the value of a fund's shares to be more volatile than if the fund did not borrow.  A fund may not deviate from its borrowing policy unless authorized by the vote of a "majority of its outstanding voting securities" as defined in the Investment Company Act.
Currently, under the Investment Company Act, a mutual fund may borrow only from banks and the maximum amount it may borrow is up to one-third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowing.  Notwithstanding the preceding sentence, the Fund may also borrow up to 5% of its total assets for temporary purposes from any person.  Under the Investment Company Act, there is a rebuttable presumption that a loan is temporary if it is repaid within 60 days and not extended or renewed. If the value of the Fund's assets fails to meet the 300%
asset coverage (i.e., up to one-third of its total assets) requirement, the
Fund is required to reduce its bank debt within three (3) days to meet the requirement.  To do so, the Fund might have to sell a portion of its investments at a disadvantageous time.

      The Fund will pay interest on these loans, and that interest expense will raise the overall expenses of the Fund and reduce its returns.  If it does borrow, its expenses will be greater than comparable funds that do not borrow for leverage.  The interest on a loan might be more (or less) than the yield on the securities purchased with the loan proceeds.  Additionally, the
Fund's net asset value per share might fluctuate more than that of funds that do not borrow.

      In addition, pursuant to an exemptive order issued by the SEC to
Citicorp North America, Inc. ("Citicorp"), the Fund also has the ability to borrow, subject to the limits established by its investment policies, from commercial paper and medium-term note conduits administered by Citicorp that issue promissory notes to fund loans to investment companies such as the
Fund. These loans may be secured by assets of the Fund, so long as the Fund's policies permit it to pledge its assets to secure a debt. Liquidity support for these loans will be provided by banks obligated to make loans to the Fund in the event the conduit or conduits are unable or unwilling to make such loans. The Fund will have the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice. As a borrower under a conduit loan facility, the Fund maintains rights and remedies under state and federal law comparable to those it would maintain with respect to a loan from a bank.

       |X| Loans of Portfolio Securities. To attempt to raise income or raise cash for liquidity purposes, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions approved by the Fund's
Board of Trustees.  These loans are limited to not more than 25% of the value of the Fund's total assets. Income from securities loans does not constitute exempt-interest income for the purpose of paying tax-exempt dividends.

      There are risks in connection with securities lending.  The Fund might experience a delay in receiving additional collateral to secure a loan, or a delay in recovery of the loaned securities. The Fund must receive collateral for a loan. Under current applicable regulatory requirements (which are subject to change), on each business day the loan collateral must be at least equal to the value of the loaned securities.  It must consist of cash, bank letters of credit, securities of the U.S. government or its agencies or instrumentalities, or other cash equivalents in which the Fund is permitted to invest.  To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter.  The terms of the letter of credit and the issuing bank both must be satisfactory to the Fund.

      When it lends securities, the Fund receives amounts equal to the dividends or interest on the loaned securities.  It also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, and (c) interest on short-term debt securities purchased with the loan collateral.  Either type of interest may be shared with the borrower.  The
Fund may pay reasonable finder's, custodian and administrative or other fees in connection with these loans.  The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five (5) days' notice or in time to vote on any important matter.

      |X| Hedging.  The Fund may use hedging to attempt to protect against declines in the market value of its portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities that have appreciated, or to facilitate selling securities for investment reasons.  To do so the
Fund could:

      |_| sell interest rate futures or municipal bond index futures,
      |_| buy puts on such futures or securities, or
      |_| write covered calls on securities, broadly-based municipal bond indices, interest rate futures or municipal bond index futures.

      The Fund can also write covered calls on debt securities to attempt to increase the Fund's income, but that income would not be tax-exempt.
Therefore it is unlikely that the Fund would write covered calls for that purpose.

      The Fund may also use hedging to establish a position in the debt securities market as a temporary substitute for purchasing individual debt securities.  In that case the Fund would normally seek to purchase the securities, and then terminate that hedging position.  For this type of hedging, the Fund could:

      |_| buy interest rate futures or municipal bond index futures, or
      |_| buy calls on such futures or on securities.

      The Fund is not obligated to use hedging instruments, even though it is permitted to use them in the Manager's discretion, as described below.  The
Fund's strategy of hedging with futures and options on futures will be incidental to the Fund's investment activities in the underlying cash market.
The particular hedging instruments the Fund can use are described below.  The
Fund may employ new hedging instruments and strategies when they are developed, if those investment methods are consistent with the Fund's investment objective, are approved by its Board, and are permissible under applicable regulations governing the Fund.

      |_| Futures.  The Fund may buy and sell futures contracts relating to debt securities (these are called "interest rate futures") and municipal bond indices (these are referred to as "municipal bond index futures").

      An interest rate future obligates the seller to deliver (and the purchaser to take) cash or a specific type of debt security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the futures position.

      A "municipal bond index" assigns relative values to the municipal bonds in the index, and is used as the basis for trading long-term municipal bond futures contracts.  Municipal bond index futures are similar to interest rate futures except that settlement is made only in cash.  The obligation under the contract may also be satisfied by entering into an offsetting contract.
The strategies which the Fund employs in using municipal bond index futures are similar to those with regard to interest rate futures.

      No money is paid or received by the Fund on the purchase or sale of a futures contract.  Upon entering into a futures transaction, the Fund will be required to deposit an initial margin payment in cash or U.S. government securities with the futures commission merchant (the "futures broker").
Initial margin payments will be deposited with the Fund's Custodian bank in an account registered in the futures broker's name.  However, the futures broker can gain access to that account only under certain specified conditions.  As the future is marked to market (that is, its value on the
Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.

      At any time prior to the expiration of the future, the Fund may elect to close out its position by taking an opposite position at which time a final determination of variation margin is made and additional cash is required to be paid by or released to the Fund.  Any gain or loss is then realized by the Fund on the future for tax purposes.  Although interest rate futures by their terms call for settlement by the delivery of debt securities, in most cases the obligation is fulfilled without such delivery by entering into an offsetting transaction.  All futures transactions are effected through a clearing house associated with the exchange on which the contracts are traded.

      The Fund may concurrently buy and sell futures contracts in a strategy anticipating that the future the Fund purchased will perform better than the future the Fund sold.  For example, the Fund might buy municipal bond futures and concurrently sell U.S. Treasury Bond futures (a type of interest rate future).  The Fund would benefit if municipal bonds outperform U.S. Treasury
Bonds on a duration-adjusted basis.

      Duration is a volatility measure that refers to the expected percentage change in the value of a bond resulting from a change in general interest rates (measured by each 1% change in the rates on U.S. Treasury securities).
For example, if a bond has an effective duration of three (3) years, a 1%
increase in general interest rates would be expected to cause the value of the bond to decline about 3%.  There are risks that this type of futures strategy will not be successful. U.S. Treasury bonds might perform better on a duration-adjusted basis than municipal bonds, and the assumptions about duration that were used might be incorrect (for example, the duration of municipal bonds relative to U.S. Treasury Bonds might have been greater than anticipated).

      |_| Put and Call Options.  The Fund can buy and sell certain kinds of put options (puts) and call options (calls).  These strategies are described below.

      |_|  Writing Covered Call Options.  The Fund can write (that is, sell)
call options.  The Fund's call writing is subject to a number of restrictions:
(1)   After the Fund writes a call, not more than 25% of the Fund's total assets may be subject to calls.
(2)   Calls the Fund sells must be listed on a securities or commodities exchange or quoted on NASDAQ, the automated quotation system of The
         Nasdaq Stock Market, Inc. or traded in the over-the-counter market.
(3)   Each call the Fund writes must be "covered" while it is outstanding.
         That means the Fund must own the investment on which the call was written.

      When the Fund writes a call on a security, it receives cash (a premium).  The Fund agrees to sell the underlying investment to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period.  The call period is usually not more than nine (9) months.  The exercise price may differ from the market price of the underlying security.
The Fund has retained the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Fund receives.  If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised.  In that case the Fund would keep the cash premium and the investment.

      When the Fund writes a call on an index, it receives cash (a premium).
If the buyer of the call exercises it, the Fund will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by the specified multiple that determines the total value of the call for each point of difference.  If the value of the underlying investment does not rise above the call price, it is unlikely that the call will lapse without being exercised.  In that case the Fund would keep the cash premium.

      The Fund's custodian, or a securities depository acting for the custodian, will act as the Fund's escrow agent through the facilities of the
Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written calls traded on exchanges, or as to other acceptable escrow securities.  In that way, no margin will be required for such transactions.
OCC will release the securities on the expiration of the calls or upon the
Fund's entering into a closing purchase transaction.

      When the Fund writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. Government securities dealer which will establish a formula price at which the Fund will have the absolute right to repurchase that OTC option.  The formula price would generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security
(that is, the option is "in-the-money"). When the Fund writes an OTC option, it will treat as illiquid (for purposes of its restriction on illiquid securities) the mark-to-market value of any OTC option held by it, unless the option is subject to a buy-back agreement by the executing broker.  The
Securities and Exchange Commission is evaluating whether OTC options should be considered liquid securities.  The procedure described above could be affected by the outcome of that evaluation.

      To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction."  The Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote was more or less than the price of the call the Fund purchased to close out the transaction.  A profit may also be realized if the call lapses unexercised, because the Fund retains the underlying investment and the premium received.  Any such profits are considered short-term capital gains for Federal tax purposes, as are premiums on lapsed calls. When distributed by the Fund they are taxable as ordinary income.

      The Fund may also write calls on futures contracts without owning the futures contract or securities deliverable under the contract.  To do so, at the time the call is written, the Fund must cover the call by segregating in escrow in all appropriate cases an equivalent dollar value of liquid assets identified on the Fund's books.  The Fund will segregate additional liquid assets if the value of the escrowed assets drops below 100% of the current value of the future.  Because of this escrow requirement, in no circumstances would the Fund's receipt of an exercise notice as to that future put the Fund in a "short" futures position.

      |_| Writing Put Options. The Fund can sell put options on debt
securities, broadly-based securities indices, futures, or foreign currency options. A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. A put written on debt securities must be covered by segregated liquid assets and the Fund cannot write puts if, as a result, more than 50% of the Fund's net assets would be required to be segregated to cover such put options.

      If the Fund writes a put, the put must be covered by liquid assets identified on the Fund's books. The premium the Fund receives from writing a put represents a profit, as long as the price of the underlying investment remains equal to or above the exercise price of the put. However, the Fund also assumes the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even if the value of the investment falls below the exercise price.

      If a put the Fund has written expires unexercised, the Fund realizes a gain in the amount of the premium less the transaction costs incurred. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price. That price will usually exceed the market value of the investment at that time. In that case, the Fund may incur a loss if it sells the underlying investment. That loss will be equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs the
Fund incurred.

      When writing a put option on a security, to secure its obligation to pay for the underlying security the Fund will identify liquid assets on its books with a value equal to or greater than the exercise price of the underlying securities. The Fund therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets.

      As long as the Fund's obligation as the put writer continues, it may be assigned an exercise notice by the broker-dealer through which the put was sold. That notice will require the Fund to take delivery of the underlying security and pay the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. That obligation terminates upon expiration of the put. It may also terminate if, before it receives an exercise notice, the Fund effects a closing purchase transaction by purchasing a put of the same series as it sold. Once the Fund has been assigned an exercise notice, it cannot effect a closing purchase transaction.

      The Fund may decide to effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent the underlying security from being put. Effecting a closing purchase transaction will also permit the Fund to write another put option on the security, or to sell the security and use the proceeds from the sale for other investments.
The Fund will realize a profit or loss from a closing purchase transaction depending on whether the cost of the transaction is less or more than the premium received from writing the put option. Any profits from writing puts are considered short-term capital gains for federal tax purposes, and when distributed by the Fund, are taxable as ordinary income.

            |_|  Purchasing Calls and Puts.  The Fund may buy calls only on securities, broadly-based municipal bond indices, municipal bond index futures and interest rate futures.  It can also buy calls to close out a call it has written, as discussed above.  Calls the Fund buys must be listed on a securities or commodities exchange, or quoted on NASDAQ, or traded in the over-the-counter market.  A call or put option may not be purchased if the purchase would cause the value of all the Fund's put and call options to exceed 5% of its total assets.

      When the Fund purchases a call (other than in a closing purchase transaction), it pays a premium.  For calls on securities that the Fund buys, it has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price.  The Fund benefits only if (1) the call is sold at a profit or (2) the call is exercised when the market price of the underlying investment is above the sum of the exercise price plus the transaction costs and premium paid for the call.  If the call is not either exercised or sold
(whether or not at a profit), it will become worthless at its expiration date.  In that case the Fund will lose its premium payment and the right to purchase the underlying investment.

      Calls on municipal bond indices, interest rate futures and municipal bond index futures are settled in cash rather than by delivering the underlying investment.  Gain or loss depends on changes in the securities included in the index in question (and thus on price movements in the debt securities market generally) rather than on changes in price of the individual futures contract.

      The Fund may buy only those puts that relate to securities that the
Fund owns, broadly-based municipal bond indices, municipal bond index futures or interest rate futures (whether or not the Fund owns the futures).  The
Fund may not sell puts other than puts it has previously purchased.

      When the Fund purchases a put, it pays a premium.  The Fund then has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price.
Puts on municipal bond indices are settled in cash.  Buying a put on a debt security, interest rate future or municipal bond index future the Fund owns enables it to protect itself during the put period against a decline in the value of the underlying investment below the exercise price.  If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date.  In that case the Fund will lose its premium payment and the right to sell the underlying investment.  A put may be sold prior to expiration (whether or not at a profit).

      |_| Risks of Hedging with Options and Futures.  The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's returns.
The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments.

      The Fund's option activities may affect its portfolio turnover rate and brokerage commissions.  The exercise of calls written by the Fund may cause the Fund to sell related portfolio securities, thus increasing its turnover rate.  The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover.  Although the decision whether to exercise a put it holds is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.

      The Fund could pay a brokerage commission each time it buys a call or put, sells a call or put, or buys or sells an underlying investment in connection with the exercise of a call or put.  Such commissions may be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments.  Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage.  The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

      If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.

      There is a risk in using short hedging by selling interest rate futures and municipal bond index futures or purchasing puts on municipal bond indices or futures to attempt to protect against declines in the value of the Fund's securities.  The risk is that the prices of such futures or the applicable index will correlate imperfectly with the behavior of the cash (that is, market) prices of the Fund's securities.  It is possible for example, that while the Fund has used hedging instruments in a short hedge, the market may advance and the value of debt securities held in the Fund's portfolio might decline.  If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in value of its debt securities.
However, while this could occur over a brief period or to a very small degree, over time the value of a diversified portfolio of debt securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

      The risk of imperfect correlation increases as the composition of the
Fund's portfolio diverges from the securities included in the applicable index.  To compensate for the imperfect correlation of movements in the price of debt securities being hedged and movements in the price of the hedging instruments, the Fund may use hedging instruments in a greater dollar amount than the dollar amount of debt securities being hedged.  It might do so if the historical volatility of the prices of the debt securities being hedged is greater than the historical volatility of the applicable index.

      The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the natures of those markets.
All participants in the futures markets are subject to margin deposit and maintenance requirements.  Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets.  From the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets.  Therefore, increased participation by speculators in the futures markets may cause temporary price distortions.

      The Fund may use hedging instruments to establish a position in the municipal securities markets as a temporary substitute for the purchase of individual securities (long hedging). It is possible that the market may decline.  If the Fund then concludes not to invest in such securities because of concerns that there may be further market decline or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the purchase price of the securities.

      An option position may be closed out only on a market that provides secondary trading for options of the same series.  There is no assurance that a liquid secondary market will exist for a particular option.  If the Fund could not effect a closing purchase transaction due to a lack of a market, it would have to hold the callable investment until the call lapsed or was exercised, and could incur losses.

      |_| Interest Rate Swap Transactions. In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security.  For example, they may swap a right to receive floating rate payments for fixed rate payments.  The Fund can enter into swaps only on securities it owns.  The Fund may not enter into swaps with respect to more than 25% of its total assets.  Also, the Fund will segregate liquid assets (such as cash or U.S. Government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed.  Income from interest rate swaps may be taxable.

      Swap agreements entail both interest rate risk and credit risk.  There is a risk that, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will have been greater than those received by it.  Credit risk arises from the possibility that the counterparty will default.  If the counterparty to an interest rate swap defaults, the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received.  The Manager will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis.

      The Fund can enter into swap transactions with appropriate counterparties pursuant to master netting agreements.  A master netting agreement provides that all swaps done between the Fund and that counterparty under the master agreement shall be regarded as parts of an integral agreement.  If on any date amounts are payable under one or more swap transactions, the net amount payable on that date shall be paid.  In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty can terminate the swaps with that party.  Under master netting agreements, if there is a default resulting in a loss to one party, that party's damages are calculated by reference to the average cost of a replacement swap with respect to each swap.  The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination.  The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

      |_| Regulatory Aspects of Hedging Instruments. The Commodities Futures
Trading Commission (the "CFTC") recently eliminated limitations on futures trading by certain regulated entities including registered investment companies. Consequently, registered investment companies may engage in unlimited futures transactions and options thereon provided that the Fund claims an exclusion from regulation as a commodity pool operator. The Fund has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act ("CEA"). The Fund may use futures and options for hedging and non-hedging purposes to the extent consistent with its investment objective, internal risk management guidelines adopted by the
Fund's investment advisor (as they may be amended from time to time), and as otherwise set forth in the Fund's prospectus or this statement of additional information.

      Transactions in options by the Fund are subject to limitations established by the option exchanges.  The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert.  Those limits apply regardless of whether the options were written or purchased on the same or different exchanges, or are held in one or more accounts or through one or more different exchanges or through one or more brokers.  Thus, the number of options that the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same adviser as the Fund (or an adviser that is an affiliate of the Fund's adviser).  The exchanges also impose position limits on futures transactions.  An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

      Under interpretations of staff members of the Securities and Exchange
Commission regarding applicable provisions of the Investment Company Act, when the Fund purchases an interest rate future or municipal bond index future, it must segregate cash or readily marketable short-term debt instruments in an amount equal to the purchase price of the future, less the margin deposit applicable to it. The account must be a segregated account or accounts held by its custodian bank.

      |X| Temporary Defensive Investments. The securities the Fund can invest in for temporary defensive purposes include the following:

            |_|  short-term municipal securities;
            |_| obligations issued or guaranteed by the U.S. Government or
          its agencies or instrumentalities;
             |_| corporate debt securities rated within the three highest
          grades by a nationally recognized rating agency;
             |_| commercial paper rated "A-1" by S&P, or a comparable rating by another nationally recognized rating agency; and
             |_| certificates of deposit of domestic banks with assets of $1 billion or more.

      |X| Taxable Investments. While the Fund can invest up to 20% of its net assets (plus borrowings for investment purposes) in investments that generate income subject to income taxes, it does not anticipate investing substantial amounts of its assets in taxable investments under normal market conditions or as part of its normal trading strategies and policies.  To the extent it invests in taxable securities, the Fund would not be able to meet its objective of providing tax exempt income to its shareholders.  Taxable investments include, for example, hedging instruments, repurchase agreements, and many of the types of securities it would buy for temporary defensive purposes.

Investment Restrictions

      |X| What Are "Fundamental Policies?"  Fundamental policies are those policies that the Fund has adopted to govern its investments that can be changed only by the vote of a "majority" of the Fund's outstanding voting securities.  Under the Investment Company Act, such a "majority" vote is defined as the vote of the holders of the lesser of:
      |_| 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or
      |_| more than 50% of the outstanding shares.

      The Fund's investment objective is a fundamental policy. Other policies described in the Prospectus or this Statement of Additional Information are
"fundamental" only if they are identified as such.  The Fund's Board of
Trustees can change non-fundamental policies without shareholder approval.
However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this Statement of Additional
Information, as appropriate. The Fund's most significant investment policies are described in the Prospectus.

      |X| Does the Fund Have Additional Fundamental Policies? The following investment restrictions are fundamental policies of the Fund:

      |_| The Fund cannot invest 25% or more of its total assets in any one industry.  That limit does not apply to municipal securities in general, to securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities or to securities issued by investment companies.

      |_| The Fund cannot buy securities issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities of that issuer or if it would then own more than 10% of that issuer's voting securities. That restriction applies to 75% of the Fund's total assets. The limit does not apply to securities issued by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies.

      |_| The Fund cannot invest in real estate. This restriction shall not prevent the Fund from investing in municipal securities or other permitted securities that are secured by real estate or interests in real estate.

      |_| The Fund cannot make loans except (a) by lending portfolio
securities, (b) through the purchase of debt instruments or similar evidences of indebtedness, (c) through repurchase agreements, and (d) through an interfund lending program with other affiliated funds.  No loan may be made through interfund lending if, as a result, the aggregate of those loans would exceed 33 1/3% of the value of the Fund's total assets (taken at market value at the time the loan is made).

      |_| The Fund may not borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the fund, as such statute, rules or regulations may be amended or interpreted from time to time.

      |_| The Fund cannot underwrite securities of other companies.  A permitted exception is in case it is deemed to be an underwriter under the
Securities Act of 1933 when reselling any securities held in its own portfolio.

      |_| The Fund cannot issue "senior securities," but this does not prohibit certain investment activities for which assets of the Fund are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations.  Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives, hedging instruments, options or futures.

      Unless the Prospectus or Statement of Additional Information states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment (except in the case of borrowing and investments in illiquid securities). In that case the Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund.

      The Fund cannot invest in other investment companies except to the extent permitted by the Act. The Fund would be permitted under this policy to invest its assets in the securities of one or more open-end management investment company for which the Manager, one of its affiliates or a successor is the investment advisor or sub-advisor. That fund or funds must have substantially the same fundamental investment objective, policies and limitations as the Fund. The Fund's policy not to concentrate its investments, as described above, also would permit the Fund to adopt a
"master-feeder" structure. Under that structure, the Fund would be a "feeder"
fund and would invest all of its assets in a single pooled "master fund" in which other feeder funds could also invest. This could enable the Fund to take advantage of potential operational and cost efficiencies in the master-feeder structure. The Fund has no present intention of adopting the master-feeder structure. If it did so, the Prospectus and this Statement of
Additional Information would be revised accordingly.

      |X| Does the Fund Have Other Restrictions that are Not Fundamental
Policies?

      The Fund has several additional restrictions on its investment policies that are not fundamental, which means that they can be changed by the Board of Trustees, without obtaining shareholder approval, except that with respect to the first policy stated below, the Board of Trustees would not permit this policy to be changed to permit investments in physical commodities or commodity contracts without the vote of a majority of the Fund's outstanding voting securities.

      |_| The Fund cannot invest in securities or other investments other than municipal securities, the temporary investments described in its
Prospectus, repurchase agreements, covered calls, private activity municipal securities and hedging instruments described in "About the Fund" in the
Prospectus or this Statement of Additional Information.

      |_| The Fund will not invest more than 10% of its net assets in securities which are restricted as to disposition under the federal securities laws, except that the Fund may purchase without regard to this limitation restricted securities which are eligible for resale pursuant to
Rule 144A under the Securities Act of 1933.

      |_| The Fund can pledge, mortgage or otherwise encumber, transfer or assign its assets to secure borrowings by or indebtedness of the Fund. In addition, the use of escrow or other collateral arrangements in connection with borrowings and hedging instruments is permitted.

      |_| The Fund cannot buy or sell futures contracts other than interest rate futures and municipal bond index futures.

      |_| The Fund cannot purchase securities other than hedging instruments on margin. However, the Fund may obtain short-term credits that may be necessary for the clearance of purchases and sales of securities.

      |_| The Fund cannot sell securities short.

Diversification.   The Fund intends to be "diversified" as defined in the
Investment Company Act and to satisfy the restrictions against investing too much of its assets in any "issuer" as set forth in the restrictions above.

      The Fund limits its investments in the securities of any one issuer to qualify for tax purposes as a "regulated investment company" under the
Internal Revenue Code.  By qualifying, it does not have to pay federal income taxes if more than 90% of its earnings are distributed to shareholders.  To qualify, the Fund must meet a number of conditions.  First, not more than 25%
of the market value of the Fund's total assets may be invested in the securities of a single issuer.  Second, with respect to 50% of the market value of its total assets, (1) no more than 5% of the market value of its total assets may be invested in the securities of a single issuer, and (2)
the Fund must not own more than 10% of the outstanding voting securities of a single issuer.

      The identification of the issuer of a municipal security depends on the terms and conditions of the security.  When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating it and the security is backed only by the assets and revenues of the subdivision, agency, authority or instrumentality, the latter would be deemed to be the sole issuer.
Similarly, if an industrial development bond is backed only by the assets and revenues of the non-governmental user, then that user would be deemed to be the sole issuer.  However, if in either case the creating government or some other entity guarantees a security, the guarantee would be considered a separate security and would be treated as an issue of such government or other entity.

Applying the Restriction Against Concentration.  To implement its policy not to concentrate its assets, the Fund has adopted the industry classifications set forth in Appendix B to this Statement of Additional Information.  Those industry classifications are not a fundamental policy.

      In implementing the Fund's policy not to concentrate its investments, the Manager will consider a non-governmental user of facilities financed by industrial development bonds as being in a particular industry.  That is done even though the bonds are municipal securities, as to which the Fund has no concentration limitation.  Although this application of the concentration restriction is not a fundamental policy of the Fund, it will not be changed without shareholder approval. The Manager has no present intention of investing more than 25% of the Fund's total assets in securities paying interest from revenues of similar type projects or in industrial development bonds. This is not a fundamental policy and therefore could be changed without shareholder approval.  However, if that change were made, the
Prospectus or this Statement of Additional Information would be supplemented to reflect the change.

How the Fund Is Managed

Organization and History.  The Fund is a series of a Massachusetts business trust that was originally organized in 1989, as a trust having one series.
In 1993 it was reorganized to be a multi-series business trust (now called
Oppenheimer Multi-State Municipal Trust).  The Fund (formerly known as
Oppenheimer Florida Municipal Fund) was added as a separate series of that
Trust in June 1993. The Fund is an open-end, diversified management investment company with an unlimited number of authorized shares of beneficial interest.  Each of the three series of the Trust is a separate fund that issues its own shares, has its own investment portfolio, and has its own assets and liabilities.

      |X| Classes of Shares. The Trustees are authorized, without shareholder approval, to create new series and classes of shares.  The Trustees may reclassify unissued shares of the Fund into additional series or classes of shares.  The Trustees also may divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in the Fund.  Shares do not have cumulative voting rights or preemptive or subscription rights.  Shares may be voted in person or by proxy at shareholder meetings.

      The Fund currently has three classes of shares: Class A, Class B and
Class C.  All classes invest in the same investment portfolio.  Each class of shares:
o     has its own dividends and distributions,
o     pays certain expenses which may be different for the different classes,
o     may have a different net asset value,
o     may have separate voting rights on matters in which interests of one class are different from interests of another class, and
o     votes as a class on matters that affect that class alone.

      Shares are freely transferable, and each share of each class has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders.  Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class.

      |X| Meetings of  Shareholders.  As a Massachusetts  business trust,  the
Fund is not  required  to hold,  and does  not  plan to hold,  regular  annual meetings  of  shareholders,  but  may do so from  time  to  time on  important matters  or when  required  to do so by the  Investment  Company  Act or other applicable  law.  Shareholders  have the right,  upon a vote or declaration in writing  of  two-thirds  of the  outstanding  shares of the Fund,  to remove a
Trustee or to take other action described in the Fund's Declaration of Trust

      The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares.  If the Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the
Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of the Fund valued at $25,000 or more or constituting at least 1% of the Fund's outstanding shares. The Trustees may also take other action as permitted by the Investment Company Act.

      |X| Shareholder and Trustee Liability.  The Fund's Declaration of Trust
contains an express disclaimer of shareholder or Trustee liability for the
Fund's obligations. It also provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for its obligations.  The Declaration of Trust also states that upon request, the Fund shall assume the defense of any claim made against a shareholder for any act or obligation of the Fund and shall satisfy any judgment on that claim.  Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner"
under certain circumstances. However, the risk that a Fund shareholder will incur financial loss from being held liable as a "partner" of the Fund is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.

      The Fund's contractual arrangements state that any person doing business with the Fund (and each shareholder of the Fund) agrees under its
Declaration of Trust to look solely to the assets of the Fund for satisfaction of any claim or demand that may arise out of any dealings with the Fund. Additionally, the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Board of Trustees and Oversight Committees. The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager.

      The Board of Trustees has an Audit Committee, a Regulatory & Oversight
Committee, a Governance Committee and a Proxy Committee.  The Audit Committee
is comprised solely of Independent Trustees.  The members of the Audit
Committee are Joel Motley (Chairman), Edward V. Regan and Kenneth Randall.
The Audit Committee held 6 meetings during the Fund's fiscal year ended July
31, 2004.  The Audit Committee provides the Board with recommendations regarding the selection of the Fund's independent auditor. The Audit
Committee also reviews the scope and results of audits and the audit fees charged, reviews reports from the Fund's independent auditor concerning the
Fund's internal accounting procedures, and controls and reviews reports of the Manager's internal auditor, among other duties as set forth in the
Committee's charter.

      The members of the Regulatory & Oversight Committee are Robert Galli
(Chairman), Joel Motley and Phillip Griffiths.  The Regulatory & Oversight
Committee held 6 meetings during the Fund's fiscal year ended July 31, 2004.
The Regulatory & Oversight Committee evaluates and reports to the Board on the Fund's contractual arrangements, including the Investment Advisory and
Distribution Agreements, transfer and shareholder service agreements and custodian agreements as well as the policies and procedures adopted by the
Fund to comply with the Investment Company Act and other applicable law, among other duties as set forth in the Committee's charter.

      The members of the Governance Committee are Phillip Griffiths
(Chairman), Kenneth Randall and Russell S. Reynolds, Jr.  The Governance
Committee held 7 meetings during the Fund's fiscal year ended July 31,
2004.   The Governance Committee reviews the Fund's governance guidelines, the adequacy of the Fund's Codes of Ethics, and develops qualification criteria for Board members consistent with the Fund's governance guidelines, among other duties set forth in the Committee's charter.

      The members of the Proxy Committee are Edward Regan (Chairman) and
Russell Reynolds.  The Proxy Committee held 1 meeting during the Fund's fiscal year ended July 31, 2004.  The Proxy Committee provides the Board with recommendations for proxy voting and monitors proxy voting by the Fund.

Trustees  and Officers of the Fund.  Each of the  Trustees is an  "Independent
Trustee" under the Investment  Company Act. The Fund's  Trustees and officers, their  positions  with the Fund,  length of  service in such  position(s)  and principal  occupations  and business  affiliations  during the past five years are listed in the chart below.  The information for each Trustee also includes the dollar range of shares  beneficially  owned in the Fund and the  aggregate dollar  range of shares  beneficially  owned in any of the  Oppenheimer  funds overseen by the  Trustees.  All of the Trustees are also trustees or directors of each of the following  publicly offered  Oppenheimer  funds (referred to as
"Board I Funds").

Oppenheimer AMT-Free Municipals            Oppenheimer Gold & Special Minerals Fund
Oppenheimer AMT-Free New York Municipals   Oppenheimer Growth Fund
Oppenheimer Balanced Fund                  Oppenheimer International Growth Fund
                                           Oppenheimer  International  Small Company
Oppenheimer California Municipal Fund      Fund
Oppenheimer Capital Appreciation Fund      Oppenheimer Money Market Fund, Inc.
Oppenheimer Capital Preservation Fund      Oppenheimer Multi-Sector Income Trust
Oppenheimer Developing Markets Fund        Oppenheimer Multi-State Municipal Trust
Oppenheimer Disciplined Allocation Fund    Oppenheimer New Jersey Municipal Fund
Oppenheimer Discovery Fund                 Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Emerging Growth Fund           Oppenheimer Rochester National Municipals
Oppenheimer Emerging Technologies Fund     Oppenheimer Series Fund, Inc
Oppenheimer Enterprise Fund                Oppenheimer U.S. Government Trust
Oppenheimer Global Fund                    Oppenheimer Value Fund
Oppenheimer Global Opportunities Fund

      In addition to being a trustee or director of the Board I Funds, Mr.
Galli is also a director or trustee of 10 other portfolios in the
OppenheimerFunds complex. Present or former officers, directors, trustees and employees (and their immediate family members) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees are permitted to purchase Class A shares of the Fund and the other
Oppenheimer funds at net asset value without sales charge.  The sales charges on Class A shares is waived for that group because of the economies of sales efforts realized by the Distributor.

      Messrs. Fielding, Murphy, Petersen, Vandehey, Vottiero, Wixted, Zack,
and Mses. Bloomberg and Ives respectively hold the same offices with one or more of the other Board I Funds as with the Fund.  As of August 31, 2004, the
Trustees and officers of the Fund, as a group, owned of record or beneficially less than 1% of each class of shares of the Fund.  The foregoing statement does not reflect ownership of shares of the Fund held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under the plan by the officers of the Fund listed above.
In addition, each Independent Trustee, and his or her family members, do not own securities of either the Manager or Distributor of the Board I Funds or any person directly or indirectly controlling, controlled by or under common control with the Manager or Distributor.

|X|   Affiliated Transactions and Material Business Relationships. Mr.
Reynolds has reported he has a controlling interest in The Directorship
Group, Inc. ("The Directorship Search Group"), a director recruiting firm that provided consulting services to Massachusetts Mutual Life Insurance
Company (which controls the Manager) for fees of $137,500 for calendar year ended December 31, 2002. Mr. Reynolds reported that The Directorship Search
Group did not provide consulting services to Massachusetts Mutual Life
Insurance Company during the calendar year ended December 31, 2003, and does not expect to provide any such services in the calendar year ended December
31, 2004.

      The Independent Trustees have unanimously (except for Mr. Reynolds, who abstained) determined that the consulting arrangements between The
Directorship Search Group and Massachusetts Mutual Life Insurance Company
were not material business or professional relationships that would compromise Mr. Reynolds' status as an Independent Trustee. Nonetheless, to assure certainty as to determinations of the Board and the Independent
Trustees as to matters upon which the Investment Company Act or the rules thereunder require approval by a majority of Independent Trustees, Mr.
Reynolds will not be counted for purposes of determining whether a quorum of
Independent Trustees was present or whether a majority of Independent
Trustees approved the matter.

      The address of each Trustee in the chart below is 6803 S. Tucson Way,
Centennial, CO 80112-3924. Each Trustee serves for an indefinite term, until his or her resignation, retirement, death or removal.

-----------------------------------------------------------------------------------
                               Independent Trustees
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Name,              Principal Occupation(s) During Past 5    Dollar     Aggregate
                                                                       Dollar
                                                                       Range Of
                                                                       Shares
                                                                       Beneficially
                                                                       Owned in
                   Years;                                   Range of   Any of the
Position(s) Held   Other Trusteeships/Directorships Held    Shares     Oppenheimer
with Fund,         by Trustee;                              BeneficiallFunds
Length of Service, Number of Portfolios in Fund Complex     Owned in   Overseen
Age                Currently Overseen by Trustee            the Fund   by Trustee
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                                                              As of December 31,
                                                                     2003
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Clayton K.         Of Counsel (since June 1993) Hogan &     $0         Over
Yeutter, Chairman  Hartson (a law firm); a director (since             $100,000
of the Board of    2002) of Danielson Holding Corp.
Trustees since     Formerly a director of Weyerhaeuser
2003;              Corp. (1999-April 2004), Caterpillar,
Trustee since 1993 Inc. (1993-December 2002), ConAgra
Age: 73            Foods (1993-2001), Texas Instruments
                   (1993-2001) and FMC Corporation
                   (1993-2001). Oversees 25 portfolios in
                   the OppenheimerFunds complex.
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Robert G. Galli,   A trustee or director of other           Over       Over
Trustee since 1993 Oppenheimer funds. Oversees 35           $100,000   $100,000
Age: 71            portfolios in the OppenheimerFunds
                   complex.
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Phillip A.         A director (since 1991) of the           $0         Over
Griffiths,         Institute for Advanced Study,                       $100,000
Trustee, since     Princeton, N.J., a director (since
1999               2001) of GSI Lumonics, a trustee (since
Age: 65            1983) of Woodward Academy, a Senior
                   Advisor (since 2001) of The Andrew W.
                   Mellon Foundation. A member of: the
                   National Academy of Sciences (since
                   1979), American Academy of Arts and
                   Sciences (since 1995), American
                   Philosophical Society (since 1996) and
                   Council on Foreign Relations (since
                   2002). Formerly a director of Bankers
                   Trust New York Corporation (1994-1999).
                   Oversees 25 portfolios in the
                   OppenheimerFunds complex.
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Mary F. Miller,    Trustee (since October 1998) of the      $0         $0
Trustee since      American Symphony Orchestra; Senior
2004               Vice President and General Auditor
Age: 62            (July 1998-February 2003) American
                   Express Company. Oversees 25 portfolios
                   in the OppenheimerFunds complex.
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Joel W. Motley,    Director (since January 2002) Columbia   $0         $10,001-$50,000
Trustee since 2002 Equity Financial Corp. (privately-held
Age: 52            financial adviser); Managing Director
                   (since January 2002) Carmona Motley,
                   Inc. (privately-held financial
                   adviser). Formerly a Managing Director
                   of Carmona Motley Hoffman Inc.
                   (privately-held financial adviser)
                   (January 1998-December 2001). Oversees
                   25 portfolios in the OppenheimerFunds
                   complex.
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Kenneth A.         A director (since February 1972) of      $0         Over
Randall, Trustee   Dominion Resources, Inc. (electric                  $100,000
since 1993         utility holding company); formerly a
Age: 77            director of Prime Retail, Inc. (real
                   estate investment trust) and Dominion
                   Energy, Inc. (electric power and oil &
                   gas producer), President and Chief
                   Executive Officer of The Conference
                   Board, Inc. (international economic and
                   business research) and a director of
                   Lumbermens Mutual Casualty Company,
                   American Motorists Insurance Company
                   and American Manufacturers Mutual
                   Insurance Company. Oversees 25
                   portfolios in the OppenheimerFunds
                   complex.
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Edward V. Regan,   President, Baruch College, CUNY; a       $0         $50,001-$100,000
Trustee since 1993 director of RBAsset (real estate
Age: 74            manager); a director of OffitBank;
                   formerly Trustee, Financial Accounting
                   Foundation (FASB and GASB), Senior
                   Fellow of Jerome Levy Economics
                   Institute, Bard College, Chairman of
                   Municipal Assistance Corporation for
                   the City of New York, New York State
                   Comptroller and Trustee of New York
                   State and Local Retirement Fund.
                   Oversees 25 investment companies in the
                   OppenheimerFunds complex.
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Russell S.         Chairman (since 1993) of The             $0         $10,001-$50,000
Reynolds, Jr.,     Directorship Search Group, Inc.
Trustee since 1993 (corporate governance consulting and
Age: 72            executive recruiting); a Life Trustee
                   of International House (non-profit
                   educational organization); a former
                   trustee of The Historical Society of
                   the Town of Greenwich. Oversees 25
                   portfolios in the OppenheimerFunds
                   complex.
-----------------------------------------------------------------------------------

      The address of the Officers in the chart below is as follows: for
Messrs. Fielding, Murphy and Zack and Ms. Bloomberg, Two World Financial
Center, 225 Liberty Street, New York, NY 10281-1008, for Messrs. Vandehey,
Vottiero, Petersen and Wixted and Ms. Ives, 6803 S. Tucson Way, Centennial,
CO 80112-3924. Each Officer serves for an indefinite term or until his or her earlier resignation, death or removal.

-------------------------------------------------------------------------------------
                                Officers of the Fund
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,                   Principal Occupation(s) During Past 5 Years
Position(s) Held with
Fund, Length of
Service,
Age
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
John V. Murphy,         Chairman, Chief Executive Officer and director (since June
President, since 2001   2001) and President (since September 2000) of the Manager;
Age: 55                 President and a director or trustee of other Oppenheimer
                        funds; President and a director (since July 2001) of
                        Oppenheimer Acquisition Corp. (the Manager's parent holding company) and of Oppenheimer Partnership Holdings, Inc. (a
                        holding company subsidiary of the Manager); a director
                        (since November 2001) of OppenheimerFunds Distributor, Inc.
                        (a subsidiary of the Manager); Chairman and a director
                        (since July 2001) of Shareholder Services, Inc. and of
                        Shareholder Financial Services, Inc. (transfer agent
                        subsidiaries of the Manager); President and a director
                        (since July 2001) of OppenheimerFunds Legacy Program (a
                        charitable trust program established by the Manager); a
                        director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc.,
                        Centennial Asset Management Corporation, Trinity Investment
                        Management Corporation and Tremont Capital Management, Inc.
                        (since November 2001), HarbourView Asset Management
                        Corporation and OFI Private Investments, Inc. (since July
                        2001); President (since November 1, 2001) and a director
                        (since July 2001) of Oppenheimer Real Asset Management,
                        Inc.; Executive Vice President (since February 1997) of
                        Massachusetts Mutual Life Insurance Company (the Manager's
                        parent company); a director (since June 1995) of DLB
                        Acquisition Corporation (a holding company that owns the
                        shares of Babson Capital Management LLC); a member of the
                        Investment Company Institute's Board of Governors (elected to serve from October 3, 2003 through September 30, 2006).
                        Formerly, Chief Operating Officer (September 2000-June
                        2001) of the Manager; President and trustee (November
                        1999-November 2001) of MML Series Investment Fund and
                        MassMutual Institutional Funds (open-end investment
                        companies); a director (September 1999-August 2000) of C.M.
                        Life Insurance Company; President, Chief Executive Officer
                        and director (September 1999-August 2000) of MML Bay State
                        Life Insurance Company; Oversees 63 portfolios as
                        Trustee/Director and 21 portfolios as an Officer in the
                        OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Ronald H. Fielding,     Senior Vice  President  (since January 1996) of the Manager;
Vice President and      Chairman of the  Rochester  Division  of the Manager  (since
Portfolio Manager       January   1996);   an  officer  of  9   portfolios   in  the
since 2001              OppenheimerFunds complex.
Age: 55
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Mark S. Vandehey,       Senior Vice  President and Chief  Compliance  Officer (since
Vice President and      March  2004) of the  Manager;  Vice  President  (since  June
Chief Compliance        1983)  of  OppenheimerFunds  Distributor,  Inc.,  Centennial
Officer since 2004      Asset Management Corporation and Shareholder Services,  Inc.
Age:  53                Formerly  (until  February 2004) Vice President and Director of Internal  Audit of  OppenheimerFunds,  Inc. An officer of
                        83 portfolios in the Oppenheimer funds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Brian W. Wixted,        Senior Vice  President and  Treasurer  (since March 1999) of
Treasurer since 1999    the  Manager;  Treasurer  of  HarbourView  Asset  Management
Age: 44                 Corporation,    Shareholder   Financial   Services,    Inc.,
                        Shareholder   Services,   Inc.,   Oppenheimer   Real   Asset
                        Management   Corporation,    and   Oppenheimer   Partnership
                        Holdings,   Inc.   (since  March   1999),   of  OFI  Private
                        Investments,  Inc. (since March 2000),  of  OppenheimerFunds
                        International  Ltd.  and  OppenheimerFunds  plc  (since  May
                        2000), of OFI Institutional  Asset  Management,  Inc. (since
                        November 2000),  and of  OppenheimerFunds  Legacy Program (a
                        Colorado   non-profit   corporation)   (since   June  2003);
                        Treasurer and Chief  Financial  Officer  (since May 2000) of
                        OFI  Trust  Company  (a  trust  company  subsidiary  of  the
                        Manager);   Assistant   Treasurer   (since  March  1999)  of
                        Oppenheimer  Acquisition Corp.  Formerly Assistant Treasurer
                        of   Centennial   Asset   Management    Corporation   (March
                        1999-October  2003)  and  OppenheimerFunds   Legacy  Program
                        (April  2000-June  2003);   Principal  and  Chief  Operating
                        Officer   (March   1995-March   1999)   at   Bankers   Trust
                        Company-Mutual  Fund  Services  Division.  An  officer of 83 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Brian Petersen,         Assistant Vice President of the Manager since August 2002;
Assistant Treasurer     formerly Manager/Financial Product Accounting (November
since 2004              1998-July 2002) of the Manager. An officer of 83 portfolios
Age: 34                 in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Philip Vottiero,        Vice  President/Fund  Accounting  of the Manager since March
Assistant Treasurer     2002.  Formerly Vice  President/Corporate  Accounting of the
since 2002              Manager (July  1999-March  2002) prior to which he was Chief
Age: 41                 Financial  Officer at Sovlink  Corporation  (April 1996-June
                        1999).  An officer of 83 portfolios in the  OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Robert G. Zack,         Executive  Vice  President  (since January 2004) and General
Secretary since 2001    Counsel  (since  February  2002)  of  the  Manager;  General
Age: 56                 Counsel  and  a  director   (since  November  2001)  of  the
                        Distributor;   General  Counsel  (since  November  2001)  of
                        Centennial   Asset  Management   Corporation;   Senior  Vice
                        President  and  General  Counsel  (since  November  2001) of
                        HarbourView  Asset  Management  Corporation;  Secretary  and
                        General   Counsel  (since   November  2001)  of  Oppenheimer
                        Acquisition  Corp.;   Assistant  Secretary  and  a  director
                        (since October 1997) of OppenheimerFunds  International Ltd.
                        and  OppenheimerFunds  plc;  Vice  President  and a director
                        (since November 2001) of Oppenheimer  Partnership  Holdings,
                        Inc.; a director (since  November 2001) of Oppenheimer  Real
                        Asset  Management,  Inc.;  Senior  Vice  President,  General
                        Counsel and a director  (since November 2001) of Shareholder
                        Financial Services,  Inc.,  Shareholder Services,  Inc., OFI
                        Private  Investments,  Inc.  and  OFI  Trust  Company;  Vice
                        President (since November 2001) of  OppenheimerFunds  Legacy
                        Program;  Senior Vice  President and General  Counsel (since
                        November 2001) of OFI Institutional Asset Management,  Inc.;
                        a  director  (since  June 2003) of  OppenheimerFunds  (Asia)
                        Limited.  Formerly Senior Vice President (May  1985-December
                        2003), Acting General Counsel (November  2001-February 2002)
                        and Associate  General  Counsel (May  1981-October  2001) of
                        the Manager;  Assistant  Secretary of Shareholder  Services,
                        Inc.  (May  1985-November   2001),   Shareholder   Financial
                        Services,    Inc.   (November   1989-November   2001);   and
                        OppenheimerFunds  International Ltd. (October  1997-November
                        2001).  An officer of 83 portfolios in the  OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Kathleen T. Ives,       Vice  President  (since  June 1998) and Senior  Counsel  and
Assistant Secretary     Assistant  Secretary  (since  October  2003) of the Manager;
since 2001              Vice President  (since 1999) and Assistant  Secretary (since
Age: 38                 October  2003)  of  the  Distributor;   Assistant  Secretary
                        (since   October  2003)  of  Centennial   Asset   Management
                        Corporation;  Vice President and Assistant  Secretary (since
                        1999) of Shareholder  Services,  Inc.;  Assistant  Secretary
                        (since  December  2001) of  OppenheimerFunds  Legacy Program and of Shareholder  Financial  Services,  Inc..  Formerly an
                        Assistant Counsel (August  1994-October  2003) and Assistant
                        Vice President of the Manager  (August  1997-June  1998). An
                        officer of 83 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Lisa I. Bloomberg,      Vice  President and  Associate  Counsel of the Manager since
Assistant Secretary     May  2004;  formerly  First  Vice  President  and  Associate
since 2004              General  Counsel of UBS Financial  Services Inc.  (formerly,
Age:  36                PaineWebber  Incorporated)  (May 1999 - April 2004) prior to which she was an Associate at Skadden,  Arps, Slate, Meagher
                        & Flom, LLP (September  1996 - April 1999). An officer of 83 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------

      |X|                 Remuneration  of Trustees.  The officers of the Fund
are  affiliated  with the  Manager and receive no salary or fee from the Fund.
The Trustees  received the compensation from the Fund shown below with respect to the Fund's fiscal year ended  July 31,  2004. The total  compensation  from all  Oppenheimer  Funds for which the Trustee  serves as a Trustee or Director
(including  the  Fund)  represents  compensation  received  for  serving  as a director or trustee  and,  if  applicable,  as a member of a committee  of the boards of those funds during the calendar year ended December 31, 2003.

------------------------------------------------------------------------------------
Trustee Name and Other    Aggregate      Retirement     Estimated        Total
                                                                      Compensation
                                                                        From All
                                                                      Oppenheimer
                                                          Annual       Funds For
                                          Benefits      Retirement       Which
                                         Accrued as    Benefits to     Individual
Fund Position(s)         Compensation   Part of Fund   be Paid Upon    Serves As
(as applicable)           From Fund1      Expenses     Retirement2   Trustee/Director
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Clayton K. Yeutter         $4,5553         $3,292        $61,306        $152,079
Chairman of the Board
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Robert G. Galli             $3,391         $2,580        $80,9234      $213,5365
Regulatory & Oversight
Committee Chairman
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Phillip Griffiths
Governance Committee
Chairman and               $3,5066          $941         $23,309        $74,500
Regulatory & Oversight
Committee Member
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Joel W. Motley
Audit Committee
Chairman and               $3,7177          $182         $14,530        $68,900
Regulatory & Oversight
Committee Member
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Kenneth A. Randall          $3,257           $0          $79,622        $93,989
Audit Committee Member
and Governance
Committee Member
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Edward V. Regan             $3,087         $2,780        $59,353        $98,983
Proxy Committee
Chairman and Audit
Committee Member
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Russell S. Reynolds,        $2,727         $2,451        $60,720        $77,002
Jr.
Proxy Committee Member
and Governance
Committee Member
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Donald Spiro                $1,680          $878         $20,6678       $64,080
Vice Chairman of the
Board
------------------------------------------------------------------------------------
Messrs.  Levy and Lipstein and Ms.  Moynihan  retired as Trustees from Board I effective  January 1, 2003,  March 31, 2003 and July 31,  2003,  respectively.
For the fiscal year ended July 31, 2004, Ms. Moynihan  received $187 aggregate compensation  from the Fund.  For the calendar  year ended  December 31, 2003,
Messrs.  Levy and  Lipstein and Ms.  Moynihan  received  $43,425,  $75,076 and
$88,229,  respectively,  of total  compensation  from  all of the  Oppenheimer funds for which they served as trustees.
1.    Aggregate   Compensation   From   Fund   includes   fees  and   deferred
   compensation, if any, for a Trustee.
2.    Estimated  Annual  Retirement  Benefits  to be Paid Upon  Retirement  is
   based on a straight life payment plan election with the  assumption  that a
   Trustee  will  retire  at the age of 75 and is  eligible  (after 7 years of service)  to receive  retirement  plan  benefits as  described  below under
   "Retirement Plan for Trustees."
3.    Includes $1,139 deferred by Mr. Yeutter under the Deferred  Compensation
   Plan described below.
4.    Includes  $36,990  estimated  to be paid to Mr.  Galli for  serving as a trustee  or  director  of 10 other  Oppenheimer  funds that are not Board I
   Funds.
5.    Includes  $96,000  paid to Mr.  Galli for serving as trustee or director of 10 other Oppenheimer funds that are not Board I Funds.
6.    Includes   $3,506   deferred  by  Mr.   Griffiths   under  the  Deferred
   Compensation Plan described below.
7.    Includes $1,487  deferred by Mr. Motley under the Deferred  Compensation
   Plan described below.
8.    Mr.  Spiro  retired  as a  Trustee  of all the  Board I funds  effective
   October 31, 2004.

|X|   Retirement Plan for Trustees. The Fund has adopted a retirement plan that provides for payments to retired Independent Trustees. Payments are up to 80% of the average compensation paid during a Trustee's five years of service in which the highest compensation was received. A Trustee must serve as trustee for any of the Board I Funds for at least seven years in order to be eligible for retirement plan benefits and must serve for at least 15 years to be eligible for the maximum benefit. Each Trustee's retirement benefits will depend on the amount of the Trustee's future compensation and length of service.

|X|   Deferred Compensation Plan for Trustees. The Board of Trustees has
adopted a Deferred Compensation Plan for Independent Trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the
Trustee. The amount paid to the Trustee under the plan is determined based upon the performance of the selected funds.

      Deferral of Trustees' fees under the plan will not materially affect the Fund's assets, liabilities or net income per share. The plan will not obligate the Fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the Securities and Exchange Commission, the Fund may invest in the funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustee's deferred fee account.

      |X|  Major Shareholders.  As of August 31, 2004, the only persons who owned of record or who were known by the Fund to own beneficially 5% or more of the Fund's outstanding securities of any class were the following:

      Citigroup Global Mkts Inc. 109801250, Attn. Cindy Tempesta, 7th Floor
333 West 34th Street, New York, New York 10001-2483, which owned
6,549,370.444 Class A shares (9.29% of the Class A shares then outstanding)
for the benefit of its customers.

      Citigroup Global Mkts Inc. 109801250, Attn. Cindy Tempesta, 7th Floor
333 West 34th Street, New York, New York 10001-2483, which owned
2,728,981.682 Class B shares (9.55% of the Class B shares then outstanding)
for the benefit of its customers.

      MLPF&S for the sole benefit of its customers, Attn. Fund ADMN/#97CM4,
4800 Deer Lake Drive East Floor 3, Jacksonville, FL 32246-6484, which owned
2,513,700.717 Class B shares (8.80% of the Class B shares then outstanding)
for the benefit of its customers.

      MLPF&S for the sole benefit of its customers, Attn. Fund ADMN/#97HF7,
4800 Deer Lake Drive East Floor 3, Jacksonville, FL 32246-6484, which owned
4,465,388.837 Class C shares (17.49% of the Class C shares then outstanding)
for the benefit of its customers.

      Citigroup Global Mkts Inc. 109801250, Attn. Cindy Tempesta, 7th Floor
333 West 34th Street, New York, New York 10001-2483, which owned
2,970,750.500 Class C shares (11.63% of the Class C shares then outstanding)
for the benefit of its customers.

The Manager.  The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company, a global, diversified insurance and financial services organization.

      |X| Code of Ethics.  The Fund, the Manager and the Distributor have a
Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions.  Covered persons include persons with knowledge of the investments and investment intentions of the Fund and other funds advised by the Manager.  The Code of
Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls.  Compliance with the Code of Ethics is carefully monitored and enforced by the Manager.

The Code of Ethics is an exhibit to the Fund's registration statement filed with the SEC and can be reviewed and copied at the SEC's Public Reference
Room in Washington, D.C. You can obtain information about the hours of operation of the Public Reference Room by calling the SEC at 1.202.942.8090.
The Code of Ethics can also be viewed as part of the Fund's registration statement on the SEC's EDGAR database at the SEC's Internet website at
http://www.sec.gov. Copies may be obtained, after paying a duplicating fee,
------------------
by electronic request at the following E-mail address: publicinfo@sec.gov.,
                                                       -------------------
or by writing to the SEC's Public Reference Section, Washington, D.C.
20549-0102.

      |X| Portfolio Proxy Voting.  The Fund has adopted Portfolio Proxy
Voting Policies and Procedures under which the Fund votes proxies relating to securities held by the Fund ("portfolio proxies").  The Fund's primary consideration in voting portfolio proxies is the financial interests of the
Fund and its shareholders. The Fund has retained an unaffiliated third-party as its agent to vote portfolio proxies in accordance with the Fund's
Portfolio Proxy Voting Guidelines and to maintain records of such portfolio proxy voting.  The Proxy Voting Guidelines include provisions to address conflicts of interest that may arise between the Fund and OFI where an OFI directly-controlled affiliate manages or administers the assets of a pension plan of the company soliciting the proxy. The Fund's Portfolio Proxy Voting
Guidelines on routine and non-routine proxy proposals are summarized below.

o     The Fund votes with the recommendation of the issuer's management on routine matters, including election of directors nominated by management and ratification of auditors, unless circumstances indicate otherwise.
o     In general, the Fund opposes anti-takeover proposals and supports elimination of anti-takeover proposals, absent unusual
         circumstances.
o     The Fund supports shareholder proposals to reduce a super-majority vote requirement, and opposes management proposals to add a
         super-majority vote requirement.
o     The Fund opposes proposals to classify the board of directors.
o     The Fund support proposals to eliminate cumulative voting.
o     The Fund opposes re-pricing of stock options.
o     The Fund generally considers executive compensation questions such as stock option plans and bonus plans to be ordinary business activity.  The Fund analyzes stock option plans, paying particular attention to their dilutive effect. While the Fund generally supports management proposals, the Fund opposes plans it considers to be excessive.

         The Fund is required to file new Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year.  The Fund's Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at  1.800.525-7048 and (ii) on the
SEC's website at www.sec.gov.
                 -----------

      |X| The Investment Advisory Agreement. The Manager provides investment advisory and management services to the Fund under an investment advisory agreement between the Manager and the Fund. The Manager selects securities for the Fund's portfolio and handles its day-to day business. That agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment. It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective corporate administration for the
Fund. Those responsibilities include the compilation and maintenance of records with respect to the Fund's operations, the preparation and filing of specified reports, and the composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

      The Fund pays expenses not expressly assumed by the Manager under the advisory agreement.  The advisory agreement lists examples of expenses paid by the Fund.  The major categories relate to interest, taxes, fees to
Independent Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs, brokerage commissions, and non-recurring expenses, including litigation cost.  The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the
Fund as a whole.  The fees are allocated to each class of shares based upon the relative proportion of the Fund's net assets represented by that class.
The management fees paid by the Fund to the Manager during its last three fiscal years are listed below.

---------------------------------------------------------------------------------

        Fiscal Year               Management Fee        Management Fee Paid to
        Ended 7/31          (Without Voluntary Waiver)  OppenheimerFunds, Inc.
                                                            (after waiver)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
           2002                      $731,104                  $695,461
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
           2003                     $2,636,346                    N/A
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
           2004                     $4,646,275                    N/A
---------------------------------------------------------------------------------

      The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard for its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss sustains for any investment, adoption of any investment policy or the purchase, sale or retention of any security.

      The agreement permits the Manager to act as investment advisor for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment advisor or general distributor.  If the Manager shall no longer act as investment adviser to the Fund, the Manager can withdraw its permission to the Fund to use the name "Oppenheimer" as part of its name.

         |X|      Annual Approval of Investment Advisory Agreement. Each
year, the Board of Trustees including a majority of the Independent Trustees is required to approve the renewal of the investment advisory agreement. The
Investment Company Act requires that the Board request and evaluate and the
Manager provide such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.  The Board employs an independent consultant to prepare a report that provides such information as the Board requests for this purpose.

      The Board also receives information about the 12b-1 distribution fees the Fund pays.  These distribution fees are reviewed and approved at a different time of the year.

      The Board reviewed the foregoing information in arriving at its decision to renew the investment advisory agreement.  Among other factors, the Board considered:
o     The nature, cost, and quality of the services provided to the Fund and its shareholders;
o     The profitability of the Fund to the Manager;
o     The investment performance of the Fund in comparison to regular market indices;
o     Economies of scale that may be available to the Fund from the Manager;
o     Fees paid by other mutual funds for similar services;
o     The value and quality of any other benefits or services received by the
         Fund from its relationship with the Manager; and
o     The direct and indirect benefits the Manager received from its relationship with the Fund.  These included services provided by the
         Distributor and the Transfer Agent, and brokerage and soft dollar arrangements permissible under Section 28(e) of the Securities
         Exchange Act.

      The Board considered that the Manager must be able to pay and retain high quality personnel at competitive rates to provide services to the Fund.
The Board also considered that maintaining the financial viability of the
Manager is important so that the Manager will be able to continue to provide quality services to the Fund and its shareholders in adverse times.  The
Board also considered the investment performance of other mutual funds advised by the Manager. The Board is aware that there are alternatives to the use of the Manager.

      These matters were also considered by the Independent Trustees meeting separately from the full Board with experienced Counsel to the Fund who assisted the Board in its deliberations.  The Fund's Counsel is independent of the Manager within the meaning and intent of the SEC Rules regarding the independence of counsel.

      After careful deliberation, the Board of concluded that it was in the best interest of shareholders to continue the investment advisory agreement for another year. In arriving at a decision, the Board did not single out any one factor or group of factors as being more important than other factors, but considered all factors together.  The Board judged the terms and conditions of the investment advisory agreement, including the investment advisory fee, in light of all of the surrounding circumstances.

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement.  One of the duties of the Manager under the investment advisory agreement is to buy and sell portfolio securities for the Fund. The investment advisory agreement allows the Manager to use broker-dealers to effect the Fund's portfolio transactions. The Manager is authorized by the advisory agreement to employ broker-dealers that, in the Manager's best judgment based on all relevant factors, will implement the Fund's policy to obtain, at reasonable expense, the "best execution" of portfolio transactions. "Best execution" refers to prompt and reliable execution at the most favorable price obtainable. The
Manager need not seek competitive commission bidding. However, the Manager is expected to minimize the commissions paid to the extent consistent with the interest and policies of the Fund as established by its Board of Trustees.

      Under the investment advisory agreement, in choosing brokers to execute portfolio transactions for the Fund, the Manager may select brokers (other than affiliates) that provide brokerage and/or research services to the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion.  The commissions paid to those brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the commission is fair and reasonable in relation to the services provided.

      Subject to those considerations, as a factor in selecting brokers for the Fund's portfolio transactions, the investment advisory agreement also permits the Manager to consider sales of shares of the Fund and other investment companies for which the Manager or an affiliate serves as investment adviser.  Notwithstanding that authority, and with the concurrence of the Fund's Board, the Manager has determined not to consider sales of shares of the Fund and other investment companies for which the Manager or an affiliate serves as investment adviser as a factor in selecting brokers for the Fund's portfolio transactions.  However, the Manager may continue to effect portfolio transactions through brokers who sell shares of the Fund.

Brokerage Practices Followed by the Manager.  The Manager allocates brokerage for the Fund subject to the provisions of the investment advisory agreement and the procedures and rules described above.  Generally the Manager's portfolio traders allocate brokerage upon recommendations from the Manager's portfolio managers.  In certain instances, portfolio managers may directly place trades and allocate brokerage. In either case, the Manager's executive officers supervise the allocation of brokerage.

      Most securities purchases made by the Fund are in principal transactions at net prices. The Fund usually deals directly with the selling or purchasing principal or market maker without incurring charges for the services of a broker on its behalf unless the Manager determines that a better price or execution may be obtained by using the services of a broker.
Therefore, the Fund does not incur substantial brokerage costs.  Portfolio securities purchased from underwriters include a concession paid by the issuer to the underwriter in the price of the security.  Portfolio securities purchased from dealers include a spread between the bid and asked price.

      The Fund seeks to obtain prompt execution of orders at the most favorable net prices.  In an option transaction, the Fund ordinarily uses the same broker for the purchase or sale of the option and any transaction in the investment to which the option relates.  Other funds advised by the Manager have investment objectives and policies similar to those of the Fund.  Those other funds may purchase or sell the same securities as the Fund at the same time as the Fund, which could affect the supply and price of the securities.
When possible, the Manager tries to combine concurrent orders to purchase or sell the same security by more than one of the accounts managed by the
Manager or its affiliates.  The transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

      The investment advisory agreement permits the Manager to allocate brokerage for research services.  The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates.  Investment research received by the
Manager for the commissions paid by those other accounts may be useful both to the Fund and one or more of the Manager's other accounts.  Investment research services may be supplied to the Manager by a third party at the instance of a broker through which trades are placed.

      Investment research services include information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, information systems, computer hardware and similar products and services.  If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars.

      The research services provided by brokers broaden the scope and supplement the research activities of the Manager.  That research provides additional views and comparisons for consideration and helps the Manager to obtain market information for the valuation of securities that are either held in the Fund's portfolio or are being considered for purchase.  The
Manager provides information to the Board of the Fund about the commissions paid to brokers furnishing such services, together with the Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

In the  fiscal  years  ended  July 31,  2002,  2003 and  2004,  there  were no transactions directed to brokers for research services,  and the amount of the commissions  paid to  broker-dealers  for those  services was $0. As explained above, in the fiscal years ended July 31, 2002,  2003 and 2004,  respectively, the Fund did not pay any brokerage commissions.

Distribution and Service Plans

The Distributor.  Under its General Distributor's Agreement with the Fund, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares. The Distributor bears the expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders. The Distributor is not obligated to sell a specific number of shares.

      The sales charges and concessions paid to, or retained by, the
Distributor from the sale of shares and the contingent deferred sales charges retained by the Distributor on the redemption of shares during the Fund's three most recent fiscal years are shown in the tables below.

 ------------------------------------------------------------------------------
          Aggregate     Class A                     Concessions  Concessions
 Fiscal   Front-End     Front-End    Concessions    on Class B   on Class C
 Year     Sales         Sales        on Class A     Shares       Shares
 Ended    Charges on    Charges      Shares         Advanced by  Advanced by
 7/31:    Class A       Retained by  Advanced by    Distributor2 Distributor2
          Shares        Distributor1 Distributor2
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
   2002      $3,125,254   $549,480      $384,406     $2,670,524    $375,166
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
   2003      $4,232,170   $742,361      $322,613     $4,840,008    $782,185
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
   2004    $9,301,500    $1,470,397    $1,042,717    $5,141,582   $1,680,449
 ------------------------------------------------------------------------------
1. Includes amounts retained by a broker-dealer that is an affiliate or a parent of the Distributor.
2. The Distributor  advances concession  payments to financial  intermediaries for  certain  sales of Class A shares  and for sales of Class B and Class C shares from its own resources at the time of sale.

 ------------------------------------------------------------------------------

             Class A Contingent   Class B Contingent    Class C Contingent
 Fiscal      Deferred Sales       Deferred Sales        Deferred Sales
 Year  Ended Charges Retained by  Charges Retained by   Charges Retained by
 7/31:       Distributor          Distributor           Distributor
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
    2002           $ 8,338              $ 71,468               $ 5,427
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
    2003           $16,995              $606,720               $109,266
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
    2004           $60,920              $641,845               $108,492
 ------------------------------------------------------------------------------

Distribution and Service Plans.  The Fund has adopted a Service Plan for its
Class A shares and Distribution and Service Plans for its Class B and Class C
shares under Rule 12b-1 of the Investment Company Act.  Under those plans, the Fund makes payments to the Distributor in connection with the distribution and/or servicing of the shares of the particular class.  Each plan has been approved by a vote of the Board of Trustees of the Fund, including a majority of the Independent Trustees,1 cast in person at a meeting called for the purpose of voting on that plan.

Under the Plans, the Manager and the Distributor may make payments to affiliates.  In their sole discretion, they may also from time to time make substantial payments from their own resources, which include the profits the
Manager derives from the advisory fees it receives from the Fund, to compensate brokers, dealers, financial institutions and other intermediaries for providing distribution assistance and/or administrative services or that otherwise promote sales of the Fund's shares.  These payments, some of which may be referred to as "revenue sharing," may relate to the Fund's inclusion on a financial intermediary's preferred list of funds offered to its clients.

      Financial intermediaries, brokers and dealers may receive other payments from the Distributor or the Manager from their own resources in connection with the promotion and/or sale of shares of the Fund, including payments to defray expenses incurred in connection with educational seminars and meetings.  The Manager or Distributor may share expenses incurred by financial intermediaries in conducting training and educational meetings about aspects of the Fund for employees of the intermediaries or for hosting client seminars or meetings at which the Fund is discussed.  In their sole discretion, the Manager and/or the Distributor may increase or decrease the amount of payments they make from their own resources for these purposes.

      Unless a plan is terminated as described below, the plan continues in effect from year to year, but only if the Fund's Board of Trustees and its
Independent Trustees specifically vote annually to approve its continuance.
Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan.  A plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class.

      The Board of Trustees and the Independent Trustees must approve all material amendments to a plan. An amendment to increase materially the amount of payments to be made under a plan must be approved by shareholders of the class affected by the amendment. Because Class B shares of the Fund automatically convert into Class A shares 72 months after purchase, the Fund must obtain the approval of both Class A and Class B shareholders for a proposed material amendment to the Class A plan that would materially increase payments under the plan. That approval must be by a majority of the shares of each class, voting separately by class.

      While the plans are in effect, the Treasurer of the Fund shall provide separate written reports on the plans to the Fund's Board of Trustees at least quarterly for its review.  The reports shall detail the amount of all payments made under a plan and the purpose for which the payments were made.
Those reports are subject to the review and approval of the Independent
Trustees.

      Each plan states that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees.  This does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the Independent Trustees.

      Under the plans for a class, no payment will be made to any recipient in any quarter in which the aggregate net asset value of all Fund shares held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the
Independent Trustees.

      |_|  Class A Service Plan Fees.  Under the Class A service plan, the
Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (they are referred to as
"recipients") for personal services and account maintenance services they provide for their customers who hold Class A shares.  The services include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the
Fund or the Distributor.  The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of
Class A shares. The Board has set the rate at that level. While the plan permits the Board to authorize payments to the Distributor to reimburse itself for services under the plan, the Board has not yet done so. The
Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares held in the accounts of the recipients or their customers.

      For the fiscal year ended July 31, 2004, payments under the Class A plan totaled $752,080, all of which was paid by the Distributor to recipients and included $26,158 paid to an affiliate of the Distributor's parent company.  Any unreimbursed expenses the Distributor incurs with respect to
Class A shares for any fiscal year may not be recovered in subsequent years.
The Distributor may not use payments received under the Class A plan to pay any of its interest expenses, carrying charges, other financial costs, or allocation of overhead.

|_|   Class B and Class C Service and Distribution Plans. Under each plan, service and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period.  Each plan provides for the
Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid. The types of services that recipients provide for the service fee are similar to the services provided under Class A plans, described above.

      Each plan permits the Distributor to retain both the asset-based sales charges and the service fee on shares or to pay recipients the service fee on a quarterly basis, without payment in advance. However, the Distributor currently intends to pay the service fee to recipients in advance for the first year after Class B and Class C shares are purchased. After the first year shares are outstanding, after their purchase, the Distributor makes service fee payments quarterly on those shares. The advance payment is based on the net asset value of shares sold. Shares purchased by exchange do not qualify for the advance service fee payment. If Class B or Class C shares are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment made on those shares.

      The asset-based sales charge and service fees increase Class B and
Class C expenses by 1.00% of the net assets per year of the respective classes.

      The Distributor retains the asset-based sales charge on Class B shares.  The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. It pays the asset-based sales charge as an ongoing concession to the dealer on Class C shares outstanding for a year or more. If a dealer has a special agreement with the Distributor, the Distributor will pay the Class B and/or Class C service fees and the asset-based sales charge to the dealer quarterly in lieu of paying the sales concession and service fee in advance at the time of purchase.

      The asset-based sales charge on Class B and Class C shares allows investors to buy shares without a front-end sales charge while allowing the
Distributor to compensate dealers that sell those shares.  The Fund pays the asset-based sales charge to the Distributor for its services rendered in distributing Class B and Class C shares.  The payments are made to the
Distributor in recognition that the Distributor:

      |_|         pays sales concessions to authorized brokers and dealers at the time of sale and pays service fees as described in the Prospectus,
      |_|         may finance payment of sales concessions and/or the advance of the service fee payment to recipients under the plans, or may provide such financing from its own resources or from the resources of an affiliate,
      |_|         employs personnel to support distribution of shares,
      |_|         bears the costs of sales literature, advertising and
      prospectuses (other than those furnished to current shareholders) and state "blue sky" registration fees and certain other distribution expenses,
|_|   may not be able to adequately compensate dealers that sell Class B and
      Class C shares without receiving payment under the plans and therefore may not be able to offer such Classes for sale absent the plans,
|_|   receives payments under the plans consistent with the service fees and asset-based sales charges paid by other non-proprietary funds that charge 12b-1 fees,
|_|   may use the payments under the plan to include the Fund in various third-party distribution programs that may increase sales of Fund shares,
|_|   may experience increased difficulty selling the Fund's shares if payments under the plan are discontinued because most competitor funds have plans that pay dealers for rendering distribution services as much or more than the amounts currently being paid by the Fund, and
|_|   may not be able to continue providing, at the same or at a lesser cost, the same quality distribution sales efforts and services, or to obtain such services from brokers and dealers, if the plan payments were to be discontinued.

      Class B or Class C shares may not be purchased by an investor directly from the Distributor without the investor designating another broker-dealer of record.  If the investor no longer has another broker-dealer of record for an existing account, the Distributor is automatically designated as the broker-dealer of record, but solely for the purpose of acting as the investor's agent to purchase the shares.  In those cases, the Distributor retains the asset-based sales charge paid on Class B and Class C shares, but does not retain any service fees as to the assets represented by that account.

      The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from contingent deferred sales charges collected on redeemed shares and from the Fund under the plans.  If either the Class B or Class C plan is terminated by the Fund, the Board of
Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated.

 -------------------------------------------------------------------------------
   Distribution Fees Paid to the Distributor in the Fiscal Year Ended 7/31/04
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
 Class:      Total Payments  Amount          Distributor's      Distributor's
                                             Aggregate          Unreimbursed
                                             Unreimbursed       Expenses as %
                             Retained by     Expenses Under     of Net Assets
             Under Plan      Distributor     Plan               of Class
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
 Class B
 Plan          $2,306,800      $1,932,4511      $11,904,117          3.86%
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
 Class C
 Plan          $1,742,136       $970,6772        $3,611,786          1.36%
 -------------------------------------------------------------------------------
1.    Includes $1,674 paid to an affiliate of the Distributor's parent company.
2.    Includes $16,933 paid to an affiliate of the Distributor's parent company.

      All payments under the Class B and Class C plans are subject to the limitations imposed by the Conduct Rules of the National Association of
Securities Dealers, Inc. on payments of asset-based sales charges and service fees.

Performance of the Fund

Explanation of Performance Terminology.  The Fund uses a variety of terms to illustrate its performance. These terms include "standardized yield,"
"tax-equivalent yield," "dividend yield," "average annual total return,"
"cumulative total return," "average annual total return at net asset value"
and "total return at net asset value." An explanation of how yields and total returns are calculated is set forth below. The charts below show the Fund's performance as of its most recent fiscal year end. You can obtain current performance information by calling the Fund's Transfer Agent at
1.800.525-7048 or by visiting the OppenheimerFunds Internet website at
www.oppenheimerfunds.com.

      The Fund's illustrations of its performance data in advertisements must comply with rules of the SEC.  Those rules describe the types of performance data that may be used and how it is to be calculated.  In general, any advertisement by the Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund.  Those returns must be shown for the 1, 5 and 10-year periods (or the life of the class, if less) ending as of the most recently ended calendar quarter prior to the publication of the advertisement (or its submission for publication).
Certain types of yields may also be shown, provided that they are accompanied by standardized average annual total returns.

      Use of standardized performance calculations enables an investor to compare the Fund's performance to the performance of other funds for the same periods.  However, a number of factors should be considered before using the
Fund's performance information as a basis for comparison with other investments:

      |_| Yields and total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.
      |_|  The Fund's performance returns may not reflect the effect of taxes on distributions.
      |_| An investment in the Fund is not insured by the FDIC or any other government agency.
      |_| The principal value of the Fund's shares, and its yields and total returns are not guaranteed and normally will fluctuate on a daily basis.
      |_| When an investor's shares are redeemed, they may be worth more or less than their original cost.
      |_|  Yields and total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future yields or returns.

      The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different.  That is because of the different kinds of expenses each class bears.  The yields and total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund's investments, the maturity of those investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

      |X|  Yields.  The Fund uses a variety of different yields to illustrate its current returns. Each class of shares calculates its yield separately because of the different expenses that affect each class.

      |_| Standardized Yield.  The "standardized yield" (sometimes referred to just as "yield") is shown for a class of shares for a stated 30-day period.  It is not based on actual distributions paid by the Fund to shareholders in the 30-day day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments for that period.  It may therefore differ from the "dividend yield" for the same class of shares, described below.

      Standardized yield is calculated using the following formula set forth in rules adopted by the SEC, designed to assure uniformity in the way that all funds calculate their yields:

------------------------------------------------------------------------------
                               [OBJECT OMITTED]
------------------------------------------------------------------------------
      The symbols above represent the following factors:
      a =  dividends and interest earned during the thirty (30) day period.
      b =  expenses accrued for the period (net of any expense assumptions).
      c =  the average daily number of shares of that class outstanding during the thirty (30) day period that were entitled to receive dividends.
      d =  the maximum offering price per share of that class on the last day of the period, adjusted for undistributed net investment income.

      The standardized yield for a particular 30-day day period may differ from the yield for other periods.  The SEC formula assumes that the standardized yield for a 30-day day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period.
Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund's classes of shares will differ for any 30-day day period.

      |_| Dividend Yield.  The Fund may quote a "dividend yield" for each class of its shares. Dividend yield is based on the dividends paid on a class of shares during the actual dividend period. To calculate dividend yield, the dividends of a class declared during a stated period are added together, and the sum is multiplied by twelve (12) (to annualize the yield) and divided by the maximum offering price on the last day of the dividend period.  The formula is shown below:

            Dividend  Yield  =  dividends  paid x  12/maximum  offering  price
(payment date)

      The maximum offering price for Class A shares includes the current maximum initial sales charge.  The maximum offering price for Class B and
Class C shares is the net asset value per share, without considering the effect of contingent deferred sales charges.  The Class A dividend yield may also be quoted without deducting the maximum initial sales charge.

      |_| Tax-Equivalent Yield.  The "tax-equivalent yield" of a class of shares is the equivalent yield that would have to be earned on a taxable investment to achieve the after-tax results represented by the Fund's tax-equivalent yield.  It adjusts the Fund's standardized yield, as calculated above, by a stated Federal tax rate.  Using different tax rates to show different tax equivalent yields shows investors in different tax brackets the tax equivalent yield of the Fund based on their own tax bracket.

      The tax-equivalent yield is based on a 30-day day period, and is computed by dividing the tax-exempt portion of the Fund's current yield (as calculated above) by one minus a stated income tax rate.  The result is added to the portion (if any) of the Fund's current yield that is not tax-exempt.

      The tax-equivalent yield may be used to compare the tax effects of income derived from the Fund with income from taxable investments at the tax rates stated.  Your tax bracket is determined by your Federal and state taxable income (the net amount subject to Federal income tax after deductions and exemptions).

---------------------------------------------------------------------------------

             The Fund's Yields for the 30-Day Periods Ended 7/31/04
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
                                                           Tax-Equivalent Yield
                Dividend Yield       Standardized Yield      (35.00% Fed. Tax
                                                                 Bracket)
Class of
Shares
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

           Without     After Sales  Without    After      Without     After
           Sales       Charge       Sales      Sales      Sales       Sales
           Charge                   Charge     Charge     Charge      Charge
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class A       7.68%       7.31%       7.59%      7.22%      11.68%      11.11%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class B       6.76%        N/A        6.80%       N/A       10.46%       N/A
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class C       6.78%        N/A        6.80%       N/A       10.46%       N/A
---------------------------------------------------------------------------------

      |X| Total Return Information.  There are different types of "total returns" to measure the Fund's performance.  Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period.  Because of differences in expenses for each class of shares, the total returns for each class are separately measured. The cumulative total return measures the change in value over the entire period (for example, ten
(10) years).  An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period.  However, average annual total returns do not show actual year-by-year performance.  The Fund uses standardized calculations for its total returns as prescribed by the SEC.  The methodology is discussed below.

      In calculating total returns for Class A shares, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown without sales charge, as described below).  For Class B shares, payment of the applicable contingent deferred sales charge is applied, depending on the period for which the return is shown: 5.0% in the first year, 4.0% in the second year,
3.0% in the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter.  For Class C shares, the 1% contingent deferred sales charge is deducted for returns for the one-year period.

      |_| Average Annual Total Return.  The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years.  It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value
("ERV" in the formula) of that investment, according to the following formula:

------------------------------------------------------------------------------
                               [OBJECT OMITTED]
------------------------------------------------------------------------------

|_|   Average Annual Total Return (After Taxes on Distributions).  The
"average annual total return (after taxes on distributions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes
(calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below)
held for a number of years ("n" in the formula) to achieve an ending value
("ATVD" in the formula) of that investment, after taking into account the effect of taxes on Fund distributions, but not on the redemption of Fund shares, according to the following formula:

ATVD        - 1=  Average Annual Total Return (After Taxes on
----
1/n         Distributions)
  P

|_|   Average Annual Total Return (After Taxes on Distributions and
Redemptions).  The "average annual total return (after taxes on distributions and redemptions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes (calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period and the effect of capital gains taxes or capital loss tax benefits (each calculated using the highest federal individual capital gains tax rate in effect on the redemption date) resulting from the redemption of the shares at the end of the period.
It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an ending value ("ATVDR" in the formula) of that investment, after taking into account the effect of taxes on fund distributions and on the redemption of Fund shares, according to the following formula:

               - 1=  Average Annual Total Return (After Taxes on
ATVDR     1/n  Distributions and Redemptions)
-----
  P

      |_| Cumulative Total Return.  The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years.  Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis.  Cumulative total return is determined as follows:

------------------------------------------------------------------------------
                               [OBJECT OMITTED]
------------------------------------------------------------------------------

      |_| Total Returns at Net Asset Value.  From time to time the Fund may also quote a cumulative or an average annual total return "at net asset value" (without deducting sales charges) for Class A, Class B or Class C shares.  Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

---------------------------------------------------------------------------------

             The Fund's Total Returns for the Periods Ended 7/31/04
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
          Cumulative Total              Average Annual Total Returns
             Returns (10
          years or life of
               class)
Class of
Shares
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
                                                                    10-Year
                                 1-Year            5-Year         (or life of
                                                                     class)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
          After    Without  After    Without  After    Without  After   Without
          Sales    Sales    Sales    Sales    Sales    Sales    Sales   Sales
           Charge   Charge   Charge   Charge   Charge   Charge  Charge   Charge
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class A   76.24%1  85.03%1   7.42%    12.78%   5.54%    6.57%   5.83%1   6.35%1
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class B   76.91%2  76.91%2   6.89%    11.89%   5.44%    5.76%   5.87%2   5.87%2
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class C   61.14%3  61.14%3   10.83%   11.83%   5.76%    5.76%   5.49%3   5.49%3
---------------------------------------------------------------------------------
1   Inception of Class A:     10/1/93
2   Inception of Class B:     10/1/93
3   Inception of Class C:     8/29/95

----------------------------------------------------------------------------------
         Average Annual Total Returns for Class A Shares1 (After Taxes)
                          For the Periods Ended 7/31/04
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
                                 1-Year            5-Year        10-Year or Life
                                                                     of Class
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
After Taxes on Distributions
                                  7.42%            5.53%              5.82%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
After Taxes on Distributions
and Redemption of Fund Shares     7.58%            5.66%              5.85%
----------------------------------------------------------------------------------
1.    Inception of Class A shares: 10/1/93.

Other Performance Comparisons.  The Fund compares its performance annually to that of an appropriate broadly based market index in its Annual Report to shareholders. You can obtain that information by contacting the Transfer
Agent at the addresses or telephone numbers shown on the cover of this
Statement of Additional Information.  The Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities.  Examples of these performance comparisons are set forth below.

      |_| Lipper Rankings.  From time to time the Fund may publish the ranking of the performance of its classes of shares by Lipper, Inc.
("Lipper"). Lipper is a widely-recognized independent mutual fund monitoring service.  Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods in categories based on investment styles. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration.  Lipper also publishes "peer-group" indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.

      |_|   Morningstar Ratings. From time to time the Fund may publish the star rating of the performance of its classes of shares by Morningstar, Inc., an independent mutual fund monitoring service.  Morningstar rates and ranks mutual funds in their specialized market sectors.  The Fund is rated among the municipal national long category.

      Morningstar proprietary star ratings reflect historical risk-adjusted total investment return. For each fund with at least a three-year history,
Morningstar calculates a Morningstar Rating(TM)based on a Morningstar
Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent
performance.   The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5%
receive 2 stars, and the bottom 10% receive 1 star.  (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The
Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-and ten-year (if applicable) Morningstar Rating metrics.

      |_|  Performance Rankings and Comparisons by Other Entities and
Publications.  From time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, the Wall Street
Journal, Barron's, or similar publications.  That information may include performance quotations from other sources, including Lipper and Morningstar.
The performance of the Fund's Class A, Class B or Class C shares may be compared in publications to the performance of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

      Investors may also wish to compare the Fund's Class A, Class B or Class
C returns to the return on fixed-income investments available from banks and thrift institutions.  Those include certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills.  However, the Fund's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return.  Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. government.

      From time to time, the Fund may publish rankings or ratings of the
Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the
Oppenheimer funds themselves.  Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services.  They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

From time to time the Fund may include in its advertisements and sales literature the total return performance of a hypothetical investment account that includes shares of the fund and other Oppenheimer funds. The combined account may be part of an illustration of an asset allocation model or similar presentation. The account performance may combine total return performance of the fund and the total return performance of other Oppenheimer funds included in the account. Additionally, from time to time, the Fund's advertisements and sales literature may include, for illustrative or comparative purposes, statistical data or other information about general or specific market and economic conditions. That may include, for example,
o     information about the performance of certain securities or commodities markets or segments of those markets,
o     information about the performance of the economies of particular countries or regions,
o     the earnings of companies included in segments of particular industries, sectors, securities markets, countries or regions,
o     the availability of different types of securities or offerings of securities,
o     information relating to the gross national or gross domestic product of the United States or other countries or regions,
o     comparisons of various market sectors or indices to demonstrate performance, risk, or other characteristics of the Fund.

ABOUT your account

How to Buy Shares

      Additional information is presented below about the methods that can be used to buy shares of the Fund. Appendix C contains more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

When you purchase shares of the Fund, your ownership interest in the shares of the Fund will be recorded as a book entry on the records of the Fund.  The
Fund will not issue or re-register physical share certificates.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $50 and shareholders must invest at least $500 before an
                     ---
Asset Builder Plan (described below) can be established on a new account.
Accounts established prior to November 1, 2002 will remain at $25 for additional purchases. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House
("ACH") transfer to buy the shares. Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of The New York Stock Exchange ("the Exchange"). The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund three days after the transfers are initiated. If the proceeds of the ACH transfer are not received on a timely basis, the Distributor reserves the right to cancel the purchase order. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and
Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales.
No sales charge is imposed in certain other circumstances described in
Appendix C to this Statement of Additional Information because the
Distributor or dealer or broker incurs little or no selling expenses.

|X|   Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together:
o     Class A and Class B shares you purchase for your individual accounts
            (including IRAs and 403(b) plans), or for your joint accounts, or for trust or custodial accounts on behalf of your children who are minors, and
o     Current purchases of Class A and Class B shares of the Fund and other
            Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares, and
o     Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of
            Class A shares, provided that you still hold your investment in one of the Oppenheimer funds.

      A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts. The Distributor will add the value, at current offering price, of the shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The reduced sales charge will apply only to current purchases. You must request it when you buy shares.

|X|   The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor and currently include the following:

Oppenheimer AMT-Free Municipals           Oppenheimer Limited-Term Government Fund
Oppenheimer AMT-Free New York Municipals  Oppenheimer Limited Term Municipal Fund
Oppenheimer Balanced Fund                 Oppenheimer Main Street Fund
Oppenheimer Bond Fund                     Oppenheimer Main Street Opportunity Fund
Oppenheimer California Municipal Fund     Oppenheimer Main Street Small Cap Fund
Oppenheimer Capital Appreciation Fund     Oppenheimer MidCap Fund
Oppenheimer Capital Income Fund           Oppenheimer New Jersey Municipal Fund
Oppenheimer Capital Preservation Fund     Oppenheimer Pennsylvania Municipal Fund
                                          Oppenheimer   Principal  Protected  Main
Oppenheimer Champion Income Fund          Street Fund
                                          Oppenheimer   Principal  Protected  Main
Oppenheimer Convertible Securities Fund   Street Fund II
Oppenheimer Developing Markets Fund       Oppenheimer Quest Balanced Fund
                                          Oppenheimer  Quest  Capital  Value Fund,
Oppenheimer Disciplined Allocation Fund   Inc.
                                          Oppenheimer  Quest  International  Value
Oppenheimer Discovery Fund                Fund, Inc.
Oppenheimer Emerging Growth Fund          Oppenheimer Quest Opportunity Value Fund
Oppenheimer Emerging Technologies Fund    Oppenheimer Quest Value Fund, Inc.
Oppenheimer Enterprise Fund               Oppenheimer Real Asset Fund
Oppenheimer Equity Fund, Inc.             Oppenheimer Real Estate Fund
                                          Oppenheimer      Rochester      National
Oppenheimer Global Fund                   Municipals
Oppenheimer Global Opportunities Fund     Oppenheimer Select Value Fund
Oppenheimer Gold & Special Minerals Fund  Oppenheimer Senior Floating Rate Fund
Oppenheimer Growth Fund                   Oppenheimer Small Cap Value Fund
Oppenheimer High Yield Fund               Oppenheimer Strategic Income Fund
Oppenheimer International Bond Fund       Oppenheimer Total Return Bond Fund
Oppenheimer International Growth Fund     Oppenheimer U.S. Government Trust
Oppenheimer  International  Small Company
Fund                                      Oppenheimer Value Fund
Oppenheimer International Value Fund      Limited-Term New York Municipal Fund
Oppenheimer   Limited   Term   California
Municipal Fund                            Rochester Fund Municipals

And the following money market funds:

Oppenheimer Cash Reserves                 Centennial Government Trust
Oppenheimer Money Market Fund, Inc.       Centennial Money Market Trust
Centennial America Fund, L. P.            Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust    Centennial Tax Exempt Trust

      There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds described above except the money market funds.
Under certain circumstances described in this Statement of Additional
Information, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

Letters of Intent. Under a Letter of Intent, if you purchase Class A shares or Class A and Class B shares of the Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. You can include purchases made up to 90 days before the date of the Letter. Letters of Intent do not consider Class C shares you purchase or may have purchased.

      A Letter of Intent is an investor's statement in writing to the
Distributor of the intention to purchase Class A shares or Class A and Class
B shares of the Fund (and other Oppenheimer funds) during a 13-month period
(the "Letter of Intent period"). At the investor's request, this may include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter.

      A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the Letter will be made at the offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

      In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor's purchases of shares within the Letter of
Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases. That amount is described in "Terms of Escrow," below (those terms may be amended by the Distributor from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the
Terms of Escrow. Also, the investor agrees to be bound by the terms of the
Prospectus, this Statement of Additional Information and the application used for a Letter of Intent. If those terms are amended, as they may be from time to time by the Fund, the investor agrees to be bound by the amended terms and that those amendments will apply automatically to existing Letters of Intent.

      If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the concessions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases. If total eligible purchases during the
Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the Prospectus, the sales charges paid will be adjusted to the lower rate.
That adjustment will be made only if and when the dealer returns to the
Distributor the excess of the amount of concessions allowed or paid to the dealer over the amount of concessions that apply to the actual amount of purchases. The excess concessions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the
Distributor's receipt thereof.

      In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of
Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

      |X|   Terms of Escrow That Apply to Letters of Intent.

         1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value up to
5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is
$50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

         2.  If the total minimum investment specified under the Letter is completed within the 13-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

         3. If, at the end of the 13-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. That sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If the difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

         4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

         5. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include:
(a)   Class A shares sold with a front-end sales charge or subject to a Class
               A contingent deferred sales charge,
(b)   Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and
(c)   Class A or Class B shares acquired by exchange of either (1) Class A shares of one of the other Oppenheimer funds that were
               acquired subject to a Class A initial or contingent deferred sales charge or (2) Class B shares of one of the other
               Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

         6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares" and the escrow will be transferred to that other fund.

Asset Builder Plans. As explained in the Prospectus, you must initially establish your account with $500. Subsequently, you can establish an Asset
Builder Plan to automatically purchase additional shares directly from a bank account for as little as $50. For those accounts established prior to
November 1, 2002 and which have previously established Asset Builder Plans, additional purchases will remain at $25. Shares purchased by Asset Builder
Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in the Prospectus. Asset Builder Plans are available only if your bank is an ACH member. Asset Builder Plans may not be used to buy shares for OppenheimerFunds employer-sponsored qualified retirement accounts. Asset Builder Plans also enable shareholders of
Oppenheimer Cash Reserves to use their fund account to make monthly automatic purchases of shares of up to four other Oppenheimer funds.

      If you make payments from your bank account to purchase shares of the
Fund, your bank account will be debited automatically. Normally the debit will be made two business days prior to the investment dates you selected on your application. Neither the Distributor, the Transfer Agent or the Fund
shall be responsible for any delays in purchasing shares that result from delays in ACH transmissions.

      Before you establish Asset Builder payments, you should obtain a prospectus of the selected fund(s) from your financial advisor (or the
Distributor) and request an application from the Distributor. Complete the application and return it. You may change the amount of your Asset Builder payment or you can terminate these automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 10 days) after receipt of your instructions to implement them. The Fund reserves the right to amend, suspend or discontinue offering Asset Builder plans at any time without prior notice.

Cancellation of Purchase Orders. Cancellation of purchase orders for the
Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset values of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to
Class B or Class C shares and the dividends payable on Class B or Class C shares will be reduced by incremental expenses borne solely by that class.
Those expenses include the asset-based sales charges to which Class B and
Class C are subject.

      The availability of different classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class
A shares normally are sold subject to an initial sales charge. While Class B and Class C shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B and Class C shares is the same as that of the initial sales charge on Class A shares - to compensate the Distributor and brokers, dealers and financial institutions that sell shares of the Fund. A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares rather than another.

      The Distributor will not accept a purchase order of $100,000 or more for Class B shares or a purchase order of $1 million or more to purchase
Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts).

      |X|   Class B Conversion. Under current interpretations of applicable federal income tax law by the Internal Revenue Service, the conversion of
Class B shares to Class A shares 72 months after purchase is not treated as a taxable event for the shareholder. If those laws or the IRS interpretation of those laws should change, the automatic conversion feature may be suspended.
In that event, no further conversions of Class B shares would occur while that suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the shareholder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

      |X|   Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the
Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset values of shares, and therefore are indirectly borne by shareholders through their investment.

      The methodology for calculating the net asset value, dividends and distributions of the Fund's share classes recognizes two types of expenses.
General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the Fund's total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class. Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, Prospectuses,
Statements of Additional Information and other materials for current shareholders, fees to unaffiliated Trustees, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

      Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and  service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses and shareholder meeting expenses (to the extent that such expenses pertain only to a specific class).

Fund Account Fees. As stated in the Prospectus, a $12 annual "Minimum Balance
Fee" is assessed on each Fund account with a share balance valued under $500.
The Minimum Balance Fee is automatically deducted from each such Fund account on or about the second to last business day of September.

   Listed below are certain cases in which the Fund has elected, in its discretion, not to assess the Fund Account Fees.  These exceptions are subject to change:
o     A fund account whose shares were acquired after September 30th of the prior year;
o     A fund account that has a balance below $500 due to the automatic conversion of shares from Class B to Class A shares. However, once all
      Class B shares held in the account have been converted to Class A shares the new account balance may become subject to the Minimum
      Balance Fee;
o     Accounts of shareholders who elect to access their account documents electronically via eDoc Direct;
o     A fund account that has only certificated shares and, has a balance below $500 and is being escheated;
o     Accounts of shareholders that are held by broker-dealers under the NSCC
      Fund/SERV system;
o     Accounts held under the Oppenheimer Legacy Program and/or holding certain Oppenheimer Variable Account Funds;
o     Omnibus accounts holding shares pursuant to the Pinnacle, Ascender,
      Custom Plus, Recordkeeper Pro and Pension Alliance Retirement Plan
      programs; and
o     A fund account that falls below the $500 minimum solely due to market fluctuations within the 12-month period preceding the date the fee is deducted.

To access account documents electronically via eDocs Direct, please visit the
Service Center on our website at www.oppenheimerfunds.com or call
                                 ------------------------
1.888.470.0862 for instructions.

      The Fund reserves the authority to modify Fund Account Fees in its discretion.

Determination of Net Asset Values Per Share. The net asset values per share of each class of shares of the Fund are determined as of the close of business of the Exchange on each day that the Exchange is open. The calculation is done by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Exchange normally closes at 4:00 P.M., Eastern time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a U.S. holiday).  All references to time in this
Statement of Additional Information mean "Eastern time." The Exchange's most recent annual announcement regarding holidays and days when the market may close early is available on the Exchange's website at www.nyse.com.

      Dealers other than Exchange members may conduct trading in municipal securities on days on which the Exchange is closed (including weekends and holidays) or after 4:00 P.M. on a regular business day. Because the Fund's net asset values will not be calculated on those days, the Fund's net asset values per share may be significantly affected on such days when shareholders may not purchase or redeem shares.

      |X|   Securities Valuation. The Fund's Board of Trustees has
established procedures for the valuation of the Fund's securities. In general those procedures are as follows:

o     Long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of
Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.
o     The following securities are valued at the mean between the "bid" and
"asked" prices determined by a pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry:
(1)   debt instruments that have a maturity of more than 397 days when issued,
(2)   debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and
(3)   non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.
o     The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts:
(1)   money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued that have a
               remaining maturity of 60 days or less, and
(2)   debt instruments held by a money market fund that have a remaining maturity of 397 days or less.

o     Securities (including restricted securities) not having
readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the
"bid" and "asked" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available).

      In the case of municipal securities, when last sale information is not generally available, the Manager may use pricing services approved by the
Board of Trustees. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield and maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

      Puts, calls, futures and municipal bond index futures are valued at the last sale price on the principal exchange on which they are traded or on
Nasdaq(R), as applicable, as determined by a pricing service approved by the
Board of Trustees or by the Manager. If there were no sales that day, they shall be valued at the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "asked" prices on the principal exchange or on Nasdaq on the valuation date. If not, the value shall be the closing bid price on the principal exchange or on Nasdaq on the valuation date. If the put, call or future is not traded on an exchange or on Nasdaq, it shall be valued by the mean between "bid" and "asked" prices obtained by the Manager from two active market makers. In certain cases that may be at the "bid" price if no "asked" price is available.

      When the Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset. An equivalent credit is included in the liability section. The credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call or put written by the Fund is exercised, the proceeds are increased by the premium received. If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium. If the Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction.  If the
Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the
Fund.

How to Sell Shares

      The information below supplements the terms and conditions for redeeming shares set forth in the Prospectus.

Checkwriting. When a check is presented to United Missouri Bank (the "Bank")
for clearance, the Bank will ask the Fund to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. This enables the shareholder to continue receiving dividends on those shares until the check is presented to the Fund. Checks may not be presented for payment at the offices of the Bank or the Fund's custodian.
This limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks. The Fund reserves the right to amend, suspend or discontinue offering checkwriting privileges at any time.  The Fund will provide you notice whenever it is required to do so by applicable law.

      In choosing to take advantage of the Checkwriting privilege, by signing the account application or by completing a Checkwriting card, each individual who signs:
(1)   for individual accounts, represents that they are the registered owner(s) of the shares of the Fund in that account;
(2)   for accounts for corporations, partnerships, trusts and other entities, represents that they are an officer, general partner, trustee or other fiduciary or agent, as applicable, duly authorized to act on behalf of the registered owner(s);
(3)   authorizes the Fund, its Transfer Agent and any bank through which the
           Fund's drafts (checks) are payable to pay all checks drawn on the
           Fund account of such person(s) and to redeem a sufficient amount of shares from that account to cover payment of each check;
(4)   specifically acknowledges that if they choose to permit checks to be honored if there is a single signature on checks drawn against joint accounts, or accounts for corporations, partnerships, trusts or other entities, the signature of any one signatory on a check will be sufficient to authorize payment of that check and
           redemption from the account, even if that account is registered in the names of more than one person or more than one authorized signature appears on the Checkwriting card or the application, as applicable;
(5)   understands that the Checkwriting privilege may be terminated or amended at any time by the Fund and/or the Fund's bank; and
(6)   acknowledges and agrees that neither the Fund nor its bank shall incur any liability for that amendment or termination of checkwriting privileges or for redeeming shares to pay checks reasonably believed by them to be genuine, or for returning or not paying checks that have not been accepted for any reason.

Sending Redemption Proceeds by Federal Funds Wire. The Federal Funds wire of redemption proceeds may be delayed if the Fund's custodian bank is not open for business on a day when the Fund would normally authorize the wire to be made, which is usually the Fund's next regular business day following the redemption. In those circumstances, the wire will not be transmitted until the next bank business day on which the Fund is open for business. No dividends will be paid on the proceeds of redeemed shares awaiting transfer by Federal Funds wire.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of:
o     Class A shares purchased subject to an initial sales charge or Class A shares on which a contingent deferred sales charge was paid, or
o     Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.

      The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below.
Reinvestment will be at the net asset value next computed after the Transfer
Agent receives the reinvestment order. The shareholder must ask the Transfer
Agent for that privilege at the time of reinvestment. This privilege does not apply to Class C shares. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

      Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of
Fund shares on which a sales charge was paid are reinvested in shares of the
Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds.

Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, under certain circumstances, the Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the
Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of liquid securities from the portfolio of the Fund, in lieu of cash.

      The Fund has elected to be governed by Rule 18f-1 under the Investment
Company Act. Under that rule, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Values
Per Share." That valuation will be made as of the time the redemption price is determined.

Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $200 or such lesser amount as the Board may fix. The Board of Trustees will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations. If the Board exercises this right, it may also fix the requirements for any notice to be given to the shareholders in question (not less than 30 days). The Board may alternatively set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Transfers of Shares. A transfer of shares to a different registration is not an event that triggers the payment of sales charges. Therefore, shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When shares subject to a contingent deferred sales charge are transferred, the transferred shares will remain subject to the contingent deferred sales charge. It will be calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder.

      If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B or
Class C contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The
Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the
Distributor receives an order placed by the dealer or broker. However, if the
Distributor receives a repurchase order from a dealer or broker after the close of the Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the Exchange closes. Normally, the Exchange closes at 4:00 P.M., but may do so earlier on some days. Additionally, the order must have been transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.).

      Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form. The signature(s) of the registered owners on the redemption documents must be guaranteed as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares
(having a value of at least $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record. Payments must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days. Required minimum distributions from
OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

      Payments are normally made by check, but shareholders having
AccountLink privileges (see "How To Buy Shares") may arrange to have
Automatic Withdrawal Plan payments transferred to the bank account designated on the account application or by signature-guaranteed instructions sent to the Transfer Agent. Shares are normally redeemed pursuant to an Automatic
Withdrawal Plan three business days before the payment transmittal date you select in the account application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly.

      The Fund cannot guarantee receipt of a payment on the date requested.
The Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional
Class A share purchases while participating in an Automatic Withdrawal Plan.
Class B and Class C shareholders should not establish automatic withdrawal plans, because of the potential imposition of the contingent deferred sales charge on such withdrawals (except where the contingent deferred sales charge is waived as described in Appendix C to this Statement of Additional
Information).

      By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans, as stated below.
These provisions may be amended from time to time by the Fund and/or the
Distributor. When adopted, any amendments will automatically apply to existing Plans.

      |X|   Automatic Exchange Plans. Shareholders can authorize the Transfer
Agent to exchange a pre-determined amount of shares of the Fund for shares
(of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $50.
Instructions should be provided on the OppenheimerFunds Application or signature-guaranteed instructions. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to
Exchange Shares" in the Prospectus and below in this Statement of Additional
Information.

      |X|   Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under these plans should not be considered as a yield or income on your investment.

      The Transfer Agent will administer the investor's Automatic Withdrawal
Plan as agent for the shareholder(s) (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. Neither the
Fund nor the Transfer Agent shall incur any liability to the Planholder for any action taken or not taken by the Transfer Agent in good faith to administer the Plan. Share certificates will not be issued for shares of the
Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the
Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

      For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

      Shares will be redeemed to make withdrawal payments at the net asset value per share determined on the redemption date. Checks or AccountLink payments representing the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment, according to the choice specified in writing by the Planholder.
Receipt of payment on the date selected cannot be guaranteed.

      The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The
Planholder should allow at least two weeks' time after mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the Plan. That notice must be in proper form in accordance with the requirements of the then-current
Prospectus of the Fund. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect and will mail a check for the proceeds to the Planholder.

      The Planholder may terminate a Plan at any time by writing to the
Transfer Agent. The Fund may also give directions to the Transfer Agent to terminate a Plan. The Transfer Agent will also terminate a Plan upon its receipt of evidence satisfactory to it that the Planholder has died or is legally incapacitated. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed will be held in uncertificated form in the name of the Planholder. The account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his or her executor or guardian, or another authorized person.

      If the Transfer Agent ceases to act as transfer agent for the Fund, the
Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How to Exchange Shares

      As stated in the Prospectus, shares of a particular class of
Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of
Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. You can obtain a current list showing which funds offer which classes of shares by calling the Distributor.

o     All of the Oppenheimer funds currently offer Class A, B, C, N and Y shares with the following exceptions:

      The following funds only offer Class A shares:
      Centennial America Fund, L.P.         Centennial New York Tax Exempt
                                            Trust
      Centennial California Tax Exempt      Centennial Tax Exempt Trust
      Trust
      Centennial Government Trust           Oppenheimer Money Market Fund, Inc.
      Centennial Money Market Trust

      The following funds do not offer Class N shares:
    Oppenheimer AMT-Free Municipals           Oppenheimer Pennsylvania Municipal
                                              Fund
    Oppenheimer AMT-Free New York             Oppenheimer Rochester National
    Municipals                                Municipals
    Oppenheimer California Municipal Fund     Limited Term New York Municipal
                                              Fund
    Oppenheimer Limited Term Municipal        Oppenheimer Senior Floating Rate
    Fund                                      Fund
    Oppenheimer New Jersey Municipal Fund     Rochester Fund Municipals
    Oppenheimer Principal Protected Main      Oppenheimer Limited Term
    Street Fund II                            California Municipal Fund
    Oppenheimer International Value Fund

      The following funds do not offer Class Y shares:
   Oppenheimer AMT-Free Municipals         Oppenheimer Balanced Fund
   Oppenheimer AMT-Free New York           Oppenheimer New Jersey Municipal Fund
   Municipals
   Oppenheimer California Municipal Fund   Oppenheimer Pennsylvania Municipal Fund
   Oppenheimer Capital Income Fund         Oppenheimer Principal Protected Main
                                           Street Fund
   Oppenheimer Champion Income Fund        Oppenheimer Principal Protected Main
                                           Street Fund II
   Oppenheimer Convertible Securities Fund Oppenheimer Quest Capital Value Fund,
                                           Inc.
   Oppenheimer Disciplined Allocation Fund Oppenheimer Quest International Value
                                           Fund, Inc.
   Oppenheimer Developing Markets Fund     Oppenheimer Rochester National
                                           Municipals
   Oppenheimer Gold & Special Minerals     Oppenheimer Senior Floating Rate Fund
   Fund
   Oppenheimer International Bond Fund     Oppenheimer Small Cap Value Fund
   Oppenheimer International Growth Fund   Oppenheimer Total Return Bond Fund
   Oppenheimer International Small         Limited Term New York Municipal Fund
   Company Fund
   Oppenheimer Limited Term Municipal Fund

o     Class Y shares of Oppenheimer Real Asset Fund may not be exchanged for shares of any other fund.
o     Class B, Class C and Class N shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds-sponsored 401(k)
      plans.
o     Class M shares of Oppenheimer Convertible Securities Fund may be exchanged only for Class A shares of other Oppenheimer funds. They may not be acquired by exchange of shares of any class of any other
      Oppenheimer funds except Class A shares of Oppenheimer Money Market
      Fund or Oppenheimer Cash Reserves acquired by exchange of Class M shares.
o     Shares of Oppenheimer Capital Preservation Fund may not be exchanged for shares of Oppenheimer Money Market Fund, Inc., Oppenheimer Cash
      Reserves or Oppenheimer Limited-Term Government Fund.  Only
      participants in certain retirement plans may purchase shares of
      Oppenheimer Capital Preservation Fund, and only those participants may exchange shares of other Oppenheimer funds for shares of Oppenheimer
      Capital Preservation Fund.
o     Class A shares of Oppenheimer Senior Floating Rate Fund are not available by exchange of shares of Oppenheimer Money Market Fund or
      Class A shares of Oppenheimer Cash Reserves.
o     Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any money market fund offered by the Distributor. Shares of any money market fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge. They may also be used to purchase shares of Oppenheimer funds subject to an early withdrawal charge or contingent deferred sales charge.
o     Shares of the Fund acquired by reinvestment of dividends or distributions from any of the other Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds.
o     Shares of Oppenheimer Principal Protected Main Street Fund may be
      exchanged at net asset value for shares of any of the Oppenheimer funds.  However, shareholders are not permitted to exchange shares of other Oppenheimer funds for shares of Oppenheimer Principal Protected
      Main Street Fund until after the expiration of the warranty period
      (8/5/2010).
o     Shares of Oppenheimer Principal Protected Main Street Fund II may be
      exchanged at net asset value for shares of any of the Oppenheimer funds. However, shareholders are not permitted to exchange shares of other Oppenheimer funds for shares of Oppenheimer Principal Protected
      Main Street Fund II until after the expiration of the warranty period
      (2/4/2011).

      The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund may impose these changes at any time, it will provide you with notice of those changes whenever it is required to do so by applicable law. It may be required to provide 60 days' notice prior to materially amending or terminating the exchange privilege. That 60 day notice is not required in extraordinary circumstances.

      |X|   How Exchanges Affect Contingent Deferred Sales Charges. No
contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge, with the following exceptions:

o     When Class A shares of any Oppenheimer fund (other than Rochester
National Municipals and Rochester Fund Municipals) acquired by exchange of
Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months measured from the beginning of the calendar month of the initial purchase of the exchanged
Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

o     When Class A shares of Rochester National Municipals and Rochester Fund
Municipals acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within 24 months of the beginning of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

o     If any Class A shares of another Oppenheimer fund that are exchanged for Class A shares of Oppenheimer Senior Floating Rate Fund are subject to the Class A contingent deferred sales charge of the other Oppenheimer fund at the time of exchange, the holding period for that Class A contingent deferred sales charge will carry over to the Class A shares of Oppenheimer Senior
Floating Rate Fund acquired in the exchange. The Class A shares of
Oppenheimer Senior Floating Rate Fund acquired in that exchange will be subject to the Class A Early Withdrawal Charge of Oppenheimer Senior Floating
Rate Fund if they are repurchased before the expiration of the holding period.

o     When Class A shares of Oppenheimer Cash Reserves and Oppenheimer Money
Market Fund, Inc. acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within the Class A holding period of the fund from which the shares were exchanged, the Class A contingent deferred sales charge of the fund from which the shares were exchanged is imposed on the redeemed shares.

o     With respect to Class B shares (other than  Limited-Term Government
Fund, Limited Term Municipal Fund, Limited Term New York Municipal Fund,
Oppenheimer Capital Preservation Fund and Oppenheimer Senior Floating Rate
Fund), the Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within six years of the initial purchase of the exchanged Class B shares.

o     With respect to Class B shares of Limited-Term Government Fund, Limited
Term Municipal Fund, Limited Term New York Municipal Fund, Oppenheimer
Capital Preservation Fund and Oppenheimer Senior Floating Rate Fund, the
Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within 5 years of the initial purchase of the exchanged Class B shares.

o     With respect to Class C shares, the Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

o     When Class B or Class C shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B or Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should take into account how the exchange may affect any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares.

      Shareholders owning shares of more than one class must specify which class of shares they wish to exchange.

      |X|   Limits on Multiple Exchange Orders. The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege.

      |X|   Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investors must obtain a prospectus of that fund before the exchange request may be submitted. If all telephone lines are busy
(which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

      |X|   Processing Exchange Requests. Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds.
The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it. For example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request.

      When you exchange some or all of your shares from one fund to another, any special account feature such as an Asset Builder Plan or Automatic
Withdrawal Plan will be switched to the new fund account unless you tell the
Transfer Agent not to do so. However, special redemption and exchange features such as Automatic Exchange Plans and Automatic Withdrawal Plans
cannot be switched to an account in Oppenheimer Senior Floating Rate Fund.

      In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this
Statement of Additional Information, or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

      The different Oppenheimer funds available for exchange have different investment objectives, policies and risks. A shareholder should assure that the fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. Dividends will be payable on shares held of record at the time of the previous determination of net asset value, or as otherwise described in "How to Buy Shares."  Daily dividends will not be declared or paid on newly purchased shares until such time as Federal Funds
(funds credited to a member bank's account at the Federal Reserve Bank) are available from the purchase payment for such shares. Normally, purchase checks received from investors are converted to Federal Funds on the next business day. Shares purchased through dealers or brokers normally are paid for by the third business day following the placement of the purchase order.

      Shares redeemed through the regular redemption procedure will be paid dividends through and including the day on which the redemption request is received by the Transfer Agent in proper form. Dividends will be declared on shares repurchased by a dealer or broker for three business days following the trade date (that is, up to and including the day prior to settlement of the repurchase). If all shares in an account are redeemed, all dividends accrued on shares of the same class in the account will be paid together with the redemption proceeds.

      The Fund's practice of attempting to pay dividends on Class A shares at a constant level requires the Manager to monitor the Fund's portfolio and, if necessary, to select higher-yielding securities when it is deemed appropriate to seek income at the level needed to meet the target. Those securities must be within the Fund's investment parameters, however. The Fund expects to pay dividends at a targeted level from its net investment income and other distributable income without any impact on the net asset values per share.

      Dividends, distributions and proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund,
Inc. Reinvestment will be made as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

      The amount of a distribution paid on a class of shares may vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class.
Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends on Class B and Class C shares are expected to be lower than dividends on Class A shares. That is due to the effect of the asset-based sales charge on Class B and Class C shares.
Those dividends will also differ in amount as a consequence of any difference in net asset value among the different classes of shares.

Tax Status of the Fund's Dividends, Distributions and Redemptions of Shares.
The federal tax treatment of the Fund's distributions is briefly highlighted in the Prospectus. The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders.

      The tax discussion in the Prospectus and this Statement of Additional
Information is based on tax law in effect on the date of the Prospectus and this Statement of Additional Information. Those laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect. State and local tax treatment of exempt-interest dividends and potential capital gain distributions from regulated investment companies may differ from the treatment under the Internal Revenue Code described below. Potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances as well as the consequences of federal, state and local tax rules affecting an investment in the Fund.

      |X|   Qualification  as a  Regulated  Investment  Company.  The Fund has
elected to be taxed as a regulated  investment  company under  Subchapter M of the  Internal  Revenue  Code of 1986,  as amended.  As a regulated  investment company,  the Fund is not subject to federal  income tax on the portion of its net  investment  income  (that  is,  taxable  interest,  dividends,  and other taxable  ordinary  income,  net of expenses) and capital gain net income (that is, the excess of net  long-term  capital  gains over net  short-term  capital losses) that it distributes to shareholders.

      If the Fund qualifies as a "regulated investment company" under the
Internal Revenue Code, it will not be liable for federal income tax on amounts it pays as dividends and other distributions. That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. The Fund qualified as a regulated investment company in its last fiscal year and intends to qualify in future years, but reserves the right not to qualify. The Internal Revenue
Code contains a number of complex tests to determine whether the Fund qualifies. The Fund might not meet those tests in a particular year. If it does not qualify, the Fund will be treated for tax purposes as an ordinary corporation and will receive no tax deduction for payments of dividends and other distributions made to shareholders. In such an instance, all of the
Fund's dividends would be taxable to shareholders.

      To qualify as a regulated investment company, the Fund must distribute at least 90% of its investment company taxable income (in brief, net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its net tax-exempt income for the taxable year. The Fund must also satisfy certain other requirements of the
Internal Revenue Code, some of which are described below.  Distributions by the Fund made during the taxable year or, under specified circumstances, within 12 months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the above-mentioned requirement.

      To qualify as a regulated investment company, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and certain other income.

      In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company.  Under that test, at the close of each quarter of the
Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and securities of other issuers. As to each of those issuers, the Fund must not have invested more than 5% of the value of the Fund's total assets in securities of each such issuer and the Fund must not hold more than 10% of the outstanding voting securities of each such issuer. No more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.
For purposes of this test, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government are treated as U.S.
government securities.

|X|   Excise Tax on Regulated Investment Companies. Under the Internal
Revenue Code, by December 31 each year, the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year. If it does not, the
Fund must pay an excise tax on the amounts not distributed. It is presently anticipated that the Fund will meet those requirements. To meet this requirement, in certain circumstances the Fund might be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. However, the Board of Trustees and the Manager might determine in a particular year that it would be in the best interests of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

|X|   Taxation of Fund Distributions. The Fund intends to qualify under the
Internal Revenue Code during each fiscal year to pay "exempt-interest dividends" to its shareholders. To satisfy this qualification, at the end of each quarter of its taxable year, at least 50% of the value of the Fund's total assets consists of obligations as defined in Section 103(a) of the
Internal Revenue Code, as amended. Exempt-interest dividends that are derived from net investment income earned by the Fund on municipal securities will be excludable from gross income of shareholders for federal income tax purposes.
To the extent the Fund fails to qualify to pay exempt-interest dividends in any given form, such dividends would be included in the gross income of shareholders for federal income tax purposes.

      Net investment income includes the allocation of amounts of income from the municipal securities in the Fund's portfolio that are free from federal income taxes. This allocation will be made by the use of one designated percentage applied uniformly to all income dividends paid during the Fund's tax year. That designation will normally be made following the end of each fiscal year as to income dividends paid in the prior year. The percentage of income designated as tax-exempt may substantially differ from the percentage of the Fund's income that was tax-exempt for a given period.

      A portion of the exempt-interest dividends paid by the Fund may be an item of tax preference for shareholders subject to the federal alternative minimum tax. The amount of any dividends attributable to tax preference items for purposes of the alternative minimum tax will be identified when tax information is distributed by the Fund.

      A shareholder receiving a dividend from income earned by the Fund from one or more of the following sources must treat the dividend as ordinary income in the computation of the shareholder's gross income, regardless of whether the dividend is reinvested:
(1)   certain taxable temporary investments (such as certificates of deposit, repurchase agreements, commercial paper and obligations of the U.S.
          government, its agencies and instrumentalities);
(2)   income from securities loans;
(3)   income or gains from options or futures,
(4)   any net short-term capital gain; and
(5)   any market discount amortization on tax-exempt bonds.

      The Fund's dividends will not be eligible for the dividends-received deduction for corporations. Shareholders receiving Social Security or railroad retirement benefits should be aware that exempt-interest dividends are a factor in determining whether (and the extent to which) such benefits are subject to federal income tax. Losses realized by shareholders on the redemption of Fund shares within six months of purchase will be disallowed for federal income tax purposes to the extent of exempt-interest dividends received on such shares.

      The Fund may either retain or distribute to shareholders its net capital gain for each taxable year.  The Fund currently intends to distribute any such amounts.  If the net capital gain is distributed and designated as a capital gain distribution, it will be taxable to shareholders as a long-term capital gain and will be properly identified in reports sent to shareholders in January of each year. Such treatment will apply no matter how long the shareholder has held his or her shares or whether that gain was recognized by the Fund before the shareholder acquired his or her shares.

      If the Fund elects to retain its net capital gain, the Fund will be subject to tax on it at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, the Fund will provide to shareholders of record on the last day of its taxable year information regarding their pro rata share of the gain and tax paid. As a result, each shareholder will be required to report his or her pro rata share of such gain on their tax return as long-term capital gain, will receive a refundable tax credit for his/her pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his/her shares by an amount equal to the deemed distribution less the tax credit.

      Distributions by the Fund will be treated in the manner described above regardless of whether the distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund).  Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

      The Fund will be required in certain cases to withhold 28% of ordinary income dividends (not including "exempt-interest dividends"), capital gains distributions (including short-term and long-term) and the proceeds of the
                                                 -
redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number or to properly certify that number
-------
when required, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that the shareholder is not subject to backup withholding or is an "exempt recipient" (such as a corporation). All income and any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and is identified in reports mailed to shareholders in January of each year.

|X|   Tax Effects of Redemptions of Shares. If a shareholder redeems all or a portion of his/her shares, the shareholder will recognize a gain or loss on the redeemed shares in an amount equal to the difference between the proceeds of the redeemed shares and the shareholder's adjusted tax basis in the shares.  All or a portion of any loss recognized in that manner may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the redemption.

      In general, any gain or loss arising from the redemption of shares of the Fund will be considered capital gain or loss, if the shares were held as a capital asset. It will be long-term capital gain or loss if the shares were held for more than one year.  However, any capital loss arising from the redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on those shares. Special holding period rules under the Internal
Revenue Code apply in this case to determine the holding period of shares and there are limits on the deductibility of capital losses in any year.

|X|   Foreign  Shareholders.  Under U.S.  tax law,  taxation of a  shareholder who is a foreign person (to include,  but not limited to, a nonresident  alien individual,  a foreign trust, a foreign estate,  a foreign  corporation,  or a foreign partnership)  primarily depends on whether the foreign person's income from the Fund is  effectively  connected  with the conduct of a U.S.  trade or
business.   Typically,   ordinary   income   dividends   paid  (not  including
exempt-interest  dividends  paid  by the  Fund)  from a  mutual  fund  are not considered "effectively connected" income.

      Ordinary income dividends that are paid by the Fund (and are deemed not
"effectively connected income") to foreign persons will be subject to a U.S.
tax withheld by the Fund at a rate of 30%, provided the Fund obtains a properly completed and signed Certificate of Foreign Status. The tax rate may be reduced if the foreign person's country of residence has a tax treaty with the U.S. allowing for a reduced tax rate on ordinary income dividends paid by the Fund. All income and any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and is identified in reports mailed to shareholders in
March of each year.

      If the ordinary income dividends from the Fund are effectively
                                                     ---
connected with the conduct of a U.S. trade or business, then the foreign person may claim an exemption from the U.S. tax described above provided the
Fund obtains a properly completed and signed Certificate of Foreign Status.
If the foreign person fails to provide a certification of his/her foreign status, the Fund will be required to withhold U.S. tax at a rate of 28% on ordinary income dividends (not including "exempt-interest dividends"), capital gains distributions (including short-term and long-term) and the proceeds of the redemption of shares, paid to any foreign person. All income and any tax withheld (in this situation) by the Fund is remitted by the Fund to the U.S. Treasury and is identified in reports mailed to shareholders in
January of each year.

      The tax consequences to foreign persons entitled to claim the benefits of an applicable tax treaty may be different from those described herein.
Foreign shareholders are urged to consult their own tax advisors or the U.S.
Internal Revenue Service with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of the U.S.
withholding taxes described above.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed above. Reinvestment will be made without sales charge at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution.
To elect this option, the shareholder must notify the Transfer Agent in writing and must have an existing account in the fund selected for reinvestment. Otherwise the shareholder first must obtain a prospectus for that fund and an application from the Distributor to establish an account.
Dividends and/or distributions from shares of certain other Oppenheimer funds
(other than Oppenheimer Cash Reserves) may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with
OppenheimerFunds Distributor, Inc. a subsidiary of the Manager that acts as the Fund's Distributor. The Distributor also distributes shares of the other
Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is
a division of the Manager. It is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. It serves as the Transfer Agent for an annual per account fee. It also acts as shareholder servicing agent for the other Oppenheimer funds.  Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

The Custodian Bank.  Citibank, N.A. is the custodian of the Fund's assets.
The custodian's responsibilities include safeguarding and controlling the
Fund's portfolio securities and handling the delivery of such securities to and from the Fund. It is the practice of the Fund to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its affiliates. The Fund's cash balances with the custodian in excess of $100,000 are not protected by federal deposit insurance.  Those uninsured balances at times may be substantial.

Independent Registered Public Accounting Firm. KPMG LLP served as an
Independent Registered Public Accounting Firm for the Fund.  It audits the
Fund's financial statements and performs other related audit services.  It also acts as an independent registered public accounting firm for the Manager and certain other funds advised by the Manager and its affiliates. Audit and non-audit services provided by KPMG LLP to the Fund must be pre-approved by the Audit Committee.

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
 OPPENHEIMER MULTI-STATE MUNICIPAL TRUST:

We have audited the accompanying statement of assets and liabilities of
 Oppenheimer Rochester National Municipals, (one of the portfolios constituting
 the Oppenheimer Multi-State Municipal Trust) including the statement of investments, as of July 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public
 Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether
 the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting
 the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing
 procedures where replies from brokers were not received. An audit also includes
 assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
 We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
 Oppenheimer Rochester National Municipals as of July 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each
 of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S.
 generally accepted accounting principles.

/S/ KPMG LLP
-------------------
 KPMG LLP

 Denver, Colorado
 August 20, 2004 except as to the note entitled "Subsequent
Events-Litigation,"
 which is as of September 14, 2004

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS  July 31, 2004
--------------------------------------------------------------------------------

PRINCIPAL
VALUE
      AMOUNT
COUPON                 MATURITY        SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------

 MUNICIPAL BONDS AND NOTES--104.5%
-----------------------------------------------------------------------------------------------------------------------------
 ALABAMA--0.9%
 $   180,000   AL IDA Solid Waste Disposal (Pine City Fiber Company)
6.450%              12/01/2023    $      179,487
-----------------------------------------------------------------------------------------------------------------------------
      15,000   AL IDA Solid Waste Disposal (Pine City Fiber Company)
6.450               12/01/2023            14,847
-----------------------------------------------------------------------------------------------------------------------------
   7,750,000   Butler, AL IDB (James River Corp. of VA)
8.000               09/01/2028         7,916,393
-----------------------------------------------------------------------------------------------------------------------------
   2,350,000   Huntsville, AL Special Care Facilities Financing
               Authority (Carlton Cove) 1
8.125               11/15/2031         1,527,500
-----------------------------------------------------------------------------------------------------------------------------
   2,250,000   Rainbow City, AL Special Health Care Facilities
               Financing Authority (Regency Pointe)
8.250               01/01/2031         2,179,440

--------------

11,817,667
-----------------------------------------------------------------------------------------------------------------------------
 ALASKA--0.4%
     260,000   AK Northern Tobacco Securitization Corp. (TASC)
5.375               06/01/2021           219,136
-----------------------------------------------------------------------------------------------------------------------------
     275,000   AK Northern Tobacco Securitization Corp. (TASC)
5.500               06/01/2029           223,003
-----------------------------------------------------------------------------------------------------------------------------
   5,170,000   AK Northern Tobacco Securitization Corp. (TASC)
6.500               06/01/2031         4,503,639

--------------

4,945,778
-----------------------------------------------------------------------------------------------------------------------------
 ARIZONA--1.0%
   7,000,000   AZ Health Facilities Authority (American Baptist Estates)
7.750               11/15/2033         7,078,470
-----------------------------------------------------------------------------------------------------------------------------
   1,355,000   Gila County, AZ IDA (Asarco, Inc.)
5.550               01/01/2027           988,391
-----------------------------------------------------------------------------------------------------------------------------
     310,000   Maricopa County, AZ IDA (Sun King Apartments)
6.750               11/01/2018           272,214
-----------------------------------------------------------------------------------------------------------------------------
     490,000   Maricopa County, AZ IDA (Sun King Apartments)
6.750               05/01/2031           405,877
-----------------------------------------------------------------------------------------------------------------------------
      20,000   Navajo County, AZ IDA (Stone Container Corp.)
7.400               04/01/2026            20,143
-----------------------------------------------------------------------------------------------------------------------------
   2,000,000   Phoenix, AZ IDA (America West Airlines)
6.250               06/01/2019         1,540,600
-----------------------------------------------------------------------------------------------------------------------------
   1,385,000   Pima County, AZ IDA (Basis School)
7.375               07/01/2034         1,398,919
-----------------------------------------------------------------------------------------------------------------------------
   1,000,000   Pima County, AZ IDA (Desert Tech Schools)
7.000               02/01/2024           992,130

--------------

12,696,744
-----------------------------------------------------------------------------------------------------------------------------
 ARKANSAS--0.2%
      20,000   Little River County, AR (Georgia-Pacific Corp.)
5.600               10/01/2026            18,450
-----------------------------------------------------------------------------------------------------------------------------
   2,160,000   North Little Rock, AR Residential Hsg. Facilities
               Board RITES 1
17.683 2             02/20/2017         2,283,293
-----------------------------------------------------------------------------------------------------------------------------
       5,000   Pope County, AR Pollution Control
               (Arkansas Power & Light Company)
6.300               11/01/2020             5,003

--------------

2,306,746
-----------------------------------------------------------------------------------------------------------------------------
 CALIFORNIA--12.0%
   4,945,000   CA CDA (Aspire Public Schools)
7.250               08/01/2031         5,019,274
-----------------------------------------------------------------------------------------------------------------------------
   9,000,000   CA CDA (East Valley Tourist)
9.250               10/01/2020         9,764,910
-----------------------------------------------------------------------------------------------------------------------------
  19,000,000   CA CDA (East Valley Tourist)
11.000               10/01/2020        19,009,880
-----------------------------------------------------------------------------------------------------------------------------
   3,000,000   CA CDA (Elder Care Alliance)
8.250               11/15/2032         2,944,680
-----------------------------------------------------------------------------------------------------------------------------
     680,000   CA County Tobacco Securitization Agency (TASC)
5.750               06/01/2029           577,320
-----------------------------------------------------------------------------------------------------------------------------
   2,610,000   CA County Tobacco Securitization Agency (TASC)
5.875               06/01/2035         2,080,535
-----------------------------------------------------------------------------------------------------------------------------
   4,000,000   CA County Tobacco Securitization Agency (TASC)
5.875               06/01/2043         3,147,800

18  |   OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

   PRINCIPAL
                                                              VALUE
      AMOUNT
COUPON                 MATURITY        SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------

 CALIFORNIA Continued
 $ 1,425,000   CA County Tobacco Securitization Agency (TASC)
6.000%              06/01/2038    $    1,150,745
-----------------------------------------------------------------------------------------------------------------------------
     515,000   CA County Tobacco Securitization Agency (TASC)
6.000               06/01/2042           413,648
-----------------------------------------------------------------------------------------------------------------------------
   3,625,000   CA Golden State Tobacco Securitization Corp.
6.250               06/01/2033         3,287,513
-----------------------------------------------------------------------------------------------------------------------------
   6,810,000   CA Golden State Tobacco Securitization Corp.
6.625               06/01/2040         5,999,474
-----------------------------------------------------------------------------------------------------------------------------
   7,135,000   CA Golden State Tobacco Securitization Corp.
6.750               06/01/2039         6,439,195
-----------------------------------------------------------------------------------------------------------------------------
   2,720,000   CA Golden State Tobacco Securitization Corp.
               Fixed Receipt
5.500               06/01/2043         2,729,221
-----------------------------------------------------------------------------------------------------------------------------
   7,320,000  CA Golden State Tobacco Securitization Corp. RITES 1
16.181 2             06/01/2043         7,419,259
-----------------------------------------------------------------------------------------------------------------------------
   6,800,000  CA Golden State Tobacco Securitization Corp. RITES 1
17.351 2             06/01/2043         7,321,832
-----------------------------------------------------------------------------------------------------------------------------
  14,400,000   CA Statewide CDA (Fairfield Apartments)
7.250               01/01/2035        14,461,488
-----------------------------------------------------------------------------------------------------------------------------
   2,500,000   CA Statewide Financing Authority Tobacco
               Settlement (TASC)
6.000               05/01/2037         2,022,350
-----------------------------------------------------------------------------------------------------------------------------
   1,000,000   CA Statewide Financing Authority Tobacco
               Settlement (TASC)
6.000               05/01/2043           802,360
-----------------------------------------------------------------------------------------------------------------------------
   5,000,000   CA Valley Health System COP
6.875               05/15/2023         4,208,800
-----------------------------------------------------------------------------------------------------------------------------
   5,485,000   Cabazon, CA Band Mission Indians 3
8.375               07/01/2015         5,492,131
-----------------------------------------------------------------------------------------------------------------------------
   5,400,000   Cabazon, CA Band Mission Indians 3
8.750               07/01/2019         5,406,804
-----------------------------------------------------------------------------------------------------------------------------
   1,535,000   Lathrop, CA Special Tax Community Facilities
               District No. 03-2
7.000               09/01/2033         1,532,022
-----------------------------------------------------------------------------------------------------------------------------
   3,250,000   Long Beach, CA Harbor DRIVERS 1
16.699 2             05/15/2027         3,292,510
-----------------------------------------------------------------------------------------------------------------------------
  19,000,000   Los Angeles, CA Regional Airports Improvement Corp.
               (American Airlines)
7.500               12/01/2024        16,196,550
-----------------------------------------------------------------------------------------------------------------------------
   7,595,000   Los Angeles, CA Regional Airports Improvement Corp.
               (Delta-Continental Airlines)
9.250               08/01/2024         7,599,177
-----------------------------------------------------------------------------------------------------------------------------
   2,810,000   Northern CA Tobacco Securitization Authority (TASC)
5.375               06/01/2041         2,043,713
-----------------------------------------------------------------------------------------------------------------------------
     120,000   Northern CA Tobacco Securitization Authority (TASC),
               Series B
5.000               06/01/2028           100,163
-----------------------------------------------------------------------------------------------------------------------------
   5,025,000   Southern CA Tobacco Securitization Authority (TASC)
5.500               06/01/2036         4,044,070
-----------------------------------------------------------------------------------------------------------------------------
   8,550,000   Southern CA Tobacco Securitization Authority (TASC)
5.625               06/01/2043         6,462,261
-----------------------------------------------------------------------------------------------------------------------------
   8,210,000   Southern CA Tobacco Securitization Authority (TASC)
6.000               06/01/2043         6,383,357

--------------

157,353,042
-----------------------------------------------------------------------------------------------------------------------------
 COLORADO--1.0%
   2,000,000   CO Educational & Cultural Facilities Authority
               (Colorado Lutheran High School Assoc.)
7.625               06/01/2034         1,976,500
-----------------------------------------------------------------------------------------------------------------------------
  11,000,000   Lincoln Park, CO Metropolitan District
7.750               12/01/2026        11,370,480

--------------

                          13,346,980
-----------------------------------------------------------------------------------------------------------------------------
 CONNECTICUT--0.4%
   1,500,000   CT Devel. Authority Airport Facility (Learjet)
7.950               04/01/2026         1,713,480
-----------------------------------------------------------------------------------------------------------------------------
   2,980,000   CT HFA ROLs 1
17.487 2             05/15/2033         3,124,530

--------------

                                         4,838,010

19  |   OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

PRINCIPAL
VALUE
      AMOUNT
COUPON                 MATURITY        SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------

 DISTRICT OF COLUMBIA--1.0%
 $10,235,000   District of Columbia Tobacco Settlement Financing Corp.
6.750%              05/15/2040    $    9,071,895
-----------------------------------------------------------------------------------------------------------------------------
   4,575,000   Metropolitan Washington, D.C. Airport Authority ROLs 1
17.134 2             10/01/2032         4,667,781

--------------

13,739,676
-----------------------------------------------------------------------------------------------------------------------------
 FLORIDA--7.7%
   2,750,000   Beacon, FL Tradeport Community Devel. District RITES 1
17.748 2             05/01/2032         3,211,670
-----------------------------------------------------------------------------------------------------------------------------
   7,625,000   Bonnet Creek, FL Resort Community Devel. District
               Special Assessment
7.500               05/01/2034         7,995,651
-----------------------------------------------------------------------------------------------------------------------------
   1,900,000   Dade County, FL IDA (Miami Cerebral Palsy Residence)
8.000               06/01/2022         1,932,262
-----------------------------------------------------------------------------------------------------------------------------
   8,410,000   FL Capital Projects Finance Authority CCRC
               (Glenridge on Palmer Ranch)
8.000               06/01/2032         8,579,882
-----------------------------------------------------------------------------------------------------------------------------
     715,000   FL Capital Trust Agency (American Opportunity)
8.250               12/01/2038           660,767
-----------------------------------------------------------------------------------------------------------------------------
   9,650,000   FL Capital Trust Agency (Seminole Tribe Convention)
8.950               10/01/2033        11,163,217
-----------------------------------------------------------------------------------------------------------------------------
   6,800,000   FL Capital Trust Agency (Seminole Tribe Convention)
10.000               10/01/2033         8,115,120
-----------------------------------------------------------------------------------------------------------------------------
   5,000,000   FL Capital Trust Agency, FL Multifamily Affordable Hsg.,
               Series C
8.125               10/01/2038         4,793,950
-----------------------------------------------------------------------------------------------------------------------------
     260,000   FL HFA (Multifamily Hsg.), Series I
6.625               07/01/2028           229,252
-----------------------------------------------------------------------------------------------------------------------------
     690,000   FL HFA (Multifamily Hsg.), Series I-1
6.100               01/01/2009           680,409
-----------------------------------------------------------------------------------------------------------------------------
   1,675,000   FL HFC (Tallahassee Augustine Club Apartments)
8.250               10/01/2030         1,591,585
-----------------------------------------------------------------------------------------------------------------------------
     665,000   Grand Haven, FL Community Devel. District Special
               Assessment, Series B
6.900               05/01/2019           673,465
-----------------------------------------------------------------------------------------------------------------------------
   2,000,000   Hillsborough County, FL IDA (National Gypsum Company)
7.125               04/01/2030         2,107,580
-----------------------------------------------------------------------------------------------------------------------------
   4,500,000   Jacksonville, FL Health Facilities Authority ROLs 1
17.254 2             11/15/2032         4,552,380
-----------------------------------------------------------------------------------------------------------------------------
  12,810,000   Martin County, FL IDA (Indiantown Cogeneration)
7.875               12/15/2025        13,152,155
-----------------------------------------------------------------------------------------------------------------------------
     625,000   Martin County, FL IDA (Indiantown Cogeneration)
8.050               12/15/2025           639,775
-----------------------------------------------------------------------------------------------------------------------------
   1,000,000   Miami Beach, FL Health Facilities Authority
               (Mt. Sinai Medical Center)
6.700               11/15/2019         1,024,880
-----------------------------------------------------------------------------------------------------------------------------
     500,000   Miami Beach, FL Health Facilities Authority
               (Mt. Sinai Medical Center)
6.800               11/15/2031           510,265
-----------------------------------------------------------------------------------------------------------------------------
   2,000,000   Miami, FL Health Facilities Authority (Mercy Hospital) IRS
8.850 2             08/15/2015         2,087,440
-----------------------------------------------------------------------------------------------------------------------------
      15,000   Pinellas County, FL EFA (Eckerd College)
7.750               07/01/2014            15,019
-----------------------------------------------------------------------------------------------------------------------------
  10,000,000   Reunion East, FL Community Devel. District, Series A
7.375               05/01/2033        10,647,700
-----------------------------------------------------------------------------------------------------------------------------
   3,965,000   Sanford, FL Airport Facilities Authority
               (Central Florida Terminals)
7.500               05/01/2010         3,009,356
-----------------------------------------------------------------------------------------------------------------------------
   5,880,000   Sanford, FL Airport Facilities Authority
               (Central Florida Terminals)
7.500               05/01/2015         4,352,200
-----------------------------------------------------------------------------------------------------------------------------
   1,145,000   Sanford, FL Airport Facilities Authority
               (Central Florida Terminals)
7.500               05/01/2021           804,076
-----------------------------------------------------------------------------------------------------------------------------
   9,895,000   Sanford, FL Airport Facilities Authority
               (Central Florida Terminals)
7.750               05/01/2021         7,106,490
-----------------------------------------------------------------------------------------------------------------------------
     880,000   Tampa Palms, FL Open Space & Transportation CDD
7.500               05/01/2018           933,662

--------------

                     100,570,208

20  |   OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

PRINCIPAL
VALUE
      AMOUNT
COUPON                 MATURITY        SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------

 GEORGIA--2.2%
 $ 3,000,000   Atlanta, GA Devel. Authority (ADA/CAU Partners)
6.250%              07/01/2036    $    3,187,890
-----------------------------------------------------------------------------------------------------------------------------
     140,000   Atlanta, GA Urban Residential Finance Authority
               (Spring Branch Apartments)
8.500               04/01/2026           136,795
-----------------------------------------------------------------------------------------------------------------------------
   3,605,000   Augusta, GA Hsg. Rehabilitation Agency (Bon Air)
7.500               03/01/2014         3,629,406
-----------------------------------------------------------------------------------------------------------------------------
      80,000   Charlton County, GA Solid Waste Management
               Authority (Chesser Island Road Landfill)
7.375               04/01/2018            80,030
-----------------------------------------------------------------------------------------------------------------------------
     370,000   Columbus, GA Hsg. Authority
               (Columbus Gardens Elderly Hsg.)
8.250               01/01/2024           364,202
-----------------------------------------------------------------------------------------------------------------------------
   3,685,000   Rockdale County, GA Devel. Authority (Visy Paper)
7.400               01/01/2016         3,800,709
-----------------------------------------------------------------------------------------------------------------------------
  14,500,000   Rockdale County, GA Devel. Authority (Visy Paper)
7.500               01/01/2026        15,001,700
-----------------------------------------------------------------------------------------------------------------------------
     425,000   Savannah, GA EDA (Skidway Health & Living Services)
7.400               01/01/2024           427,138
-----------------------------------------------------------------------------------------------------------------------------
   1,700,000   Savannah, GA EDA (Skidway Health & Living Services)
7.400               01/01/2034         1,708,551
-----------------------------------------------------------------------------------------------------------------------------
      35,000   Savannah, GA EDA (Stone Container Corp. Project)
7.400               04/01/2026            35,307

     --------------

28,371,728
-----------------------------------------------------------------------------------------------------------------------------
 HAWAII--1.2%
   2,500,000   HI Department of Budget & Finance RITES 1
15.114 2             12/01/2022         2,586,900
-----------------------------------------------------------------------------------------------------------------------------
   2,125,000   HI Department of Budget & Finance RITES 1
15.510 2             09/01/2032         2,076,975
-----------------------------------------------------------------------------------------------------------------------------
   8,000,000   HI Department of Budget & Finance Special Purpose
               (Kahala Nui)
8.000               11/15/2033         8,032,640
   3,285,000   HI Department of Transportation (Continental Airlines)
7.000               06/01/2020         2,704,442

--------------

15,400,957
-----------------------------------------------------------------------------------------------------------------------------
 ILLINOIS--4.7%
   8,000,000   Centerpoint, IL Intermodal Center Program
8.000               06/15/2023         7,792,720
-----------------------------------------------------------------------------------------------------------------------------
   6,400,000   Chicago, IL O'Hare International Airport
               (American Airlines)
8.200               12/01/2024         4,940,544
-----------------------------------------------------------------------------------------------------------------------------
   8,050,000   Chicago, IL O'Hare International Airport RITES 1
19.065 2             01/01/2029        10,531,654
-----------------------------------------------------------------------------------------------------------------------------
   2,000,000   Chicago, IL O'Hare International Airport ROLs 1
16.118 2             01/01/2034         1,730,760
-----------------------------------------------------------------------------------------------------------------------------
  23,500,000   IL DFA (Citgo Petroleum Corp.)
8.000               06/01/2032        25,365,430
-----------------------------------------------------------------------------------------------------------------------------
   1,500,000   IL Health Facilities Authority
6.900               11/15/2033         1,483,050
-----------------------------------------------------------------------------------------------------------------------------
   2,125,000   IL Health Facilities Authority RITES 1
15.806 2             02/15/2025         2,212,168
-----------------------------------------------------------------------------------------------------------------------------
      10,000   IL Hsg. Devel. Authority (Multifamily Hsg.), Series A
7.100               07/01/2026            10,011
-----------------------------------------------------------------------------------------------------------------------------
     500,000   Peoria, IL Hsg. (Peoria Oak Woods Apartments)
7.750               10/15/2033           488,345
-----------------------------------------------------------------------------------------------------------------------------
      50,000   Pulaski County, IL Finance Corp. (Detention Facility) 1
7.500               08/01/2018            48,583
-----------------------------------------------------------------------------------------------------------------------------
   8,000,000   Robbins, IL Res Rec (Robbins Res Rec Partners) 1
7.250               10/15/2024         7,100,000

--------------

61,703,265
-----------------------------------------------------------------------------------------------------------------------------
 INDIANA--1.7%
   1,690,000   IN Health Facilities Financing Authority RITES 1
17.259 2             11/01/2031         1,758,580
-----------------------------------------------------------------------------------------------------------------------------
   2,500,000   IN Health Facilities Financing Authority RITES 1
17.282 2             11/01/2031         2,601,450
-----------------------------------------------------------------------------------------------------------------------------
  17,500,000   North Manchester, IN (Estelle Peabody Memorial Home)
7.250               07/01/2033        17,760,925

       --------------

22,120,955

21  |   OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

   PRINCIPAL
                                                       VALUE
      AMOUNT
COUPON                 MATURITY        SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------

 IOWA--2.6%
 $21,905,000   IA Tobacco Settlement Authority (TASC)
5.300%              06/01/2025    $   17,677,554
-----------------------------------------------------------------------------------------------------------------------------
  20,975,000   IA Tobacco Settlement Authority (TASC)
5.600               06/01/2035        16,036,227

--------------

                                            33,713,781
-----------------------------------------------------------------------------------------------------------------------------
 KANSAS--0.1%
   1,300,000   Lenaxa, KS Multifamily Hsg. (Meadows Apartments)
7.950               10/15/2035         1,233,388
-----------------------------------------------------------------------------------------------------------------------------
 KENTUCKY--4.4%
   5,000,000   Henderson County, KY Solid Waste Disposal
               (MacMillan Bloedel)
7.000               03/01/2025         5,227,700
-----------------------------------------------------------------------------------------------------------------------------
   6,455,000   Kenton County, KY Airport Special Facilities (Delta Airlines)
6.125               02/01/2022         4,132,943
-----------------------------------------------------------------------------------------------------------------------------
  22,155,000   Kenton County, KY Airport Special Facilities (Delta Airlines)
7.125               02/01/2021        16,118,206
-----------------------------------------------------------------------------------------------------------------------------
     100,000   Kenton County, KY Airport Special Facilities (Delta Airlines)
7.250               02/01/2022            73,143
-----------------------------------------------------------------------------------------------------------------------------
   6,870,000   Kenton County, KY Airport Special Facilities (Delta Airlines)
7.500               02/01/2012         5,556,937
-----------------------------------------------------------------------------------------------------------------------------
  19,775,000   Kenton County, KY Airport Special Facilities (Delta Airlines)
7.500               02/01/2020        15,048,182
-----------------------------------------------------------------------------------------------------------------------------
   2,780,000   Kuttawa, KY (1st Mortgage-GF/Kentucky)
6.750               03/01/2029         2,586,846
-----------------------------------------------------------------------------------------------------------------------------
   2,900,000   Morgantown, KY Solid Waste Disposal (Imco Recycling)
6.000               05/01/2023         2,273,803
-----------------------------------------------------------------------------------------------------------------------------
   1,200,000   Morgantown, KY Solid Waste Disposal (Imco Recycling)
7.450               05/01/2022         1,121,772
-----------------------------------------------------------------------------------------------------------------------------
   5,740,000   Morgantown, KY Solid Waste Disposal (Imco Recycling)
7.650               05/01/2016         5,480,782

--------------

57,620,314
-----------------------------------------------------------------------------------------------------------------------------
 LOUISIANA--9.1%
      45,000   Calcasieu Parish, LA Industrial Devel. Board Pollution
               Control (Gulf States Utilities Company)
6.750               10/01/2012            45,233
-----------------------------------------------------------------------------------------------------------------------------
   1,295,000   Epps, LA COP 1
8.000               06/01/2018         1,324,992
-----------------------------------------------------------------------------------------------------------------------------
   3,800,000   LA CDA (Eunice Student Hsg. Foundation)
7.375               09/01/2033         3,475,594
-----------------------------------------------------------------------------------------------------------------------------
     825,000   LA Local Government EF&CD Authority
8.500               06/01/2038           818,045
-----------------------------------------------------------------------------------------------------------------------------
   1,190,000   LA Local Government EF&CD Authority
               (Cypress Apartments)
8.000               04/20/2028         1,154,788
-----------------------------------------------------------------------------------------------------------------------------
     540,000   LA Local Government EF&CD Authority
               (Sharlo Apartments)
8.000               06/20/2028           514,355
-----------------------------------------------------------------------------------------------------------------------------
   5,350,000   LA Public Facilities Authority (Progressive Healthcare)
6.375               10/01/2028         4,692,913
-----------------------------------------------------------------------------------------------------------------------------
   1,875,000   LA Public Facilities Authority ROLs 1
16.238 2             05/15/2022         2,037,713
-----------------------------------------------------------------------------------------------------------------------------
  70,010,000   LA Tobacco Settlement Financing Corp. (TASC) 3
5.875               05/15/2039        57,202,371
-----------------------------------------------------------------------------------------------------------------------------
   9,070,000   LA Tobacco Settlement Financing Corp. (TASC), Series B
5.500               05/15/2030         7,648,912
-----------------------------------------------------------------------------------------------------------------------------
      50,000   Lake Charles, LA Non-Profit HDC Section 8 (Chateau)
7.875               02/15/2025            51,750
-----------------------------------------------------------------------------------------------------------------------------
   1,000,000   Port New Orleans, LA Industrial Devel.
               (Continental Grain Company)
7.500               07/01/2013         1,031,200
-----------------------------------------------------------------------------------------------------------------------------
  19,650,000   St. Charles Parish, LA Pollution Control
               (Louisiana Power & Light)
7.500               06/01/2021        20,037,105
-----------------------------------------------------------------------------------------------------------------------------
   7,020,000   St. Charles Parish, LA Pollution Control (Union Carbide)
7.350               11/01/2022         6,941,095
-----------------------------------------------------------------------------------------------------------------------------
  12,000,000   West Feliciana Parish, LA Pollution Control
               (Gulf States Utilities Company)
9.000               05/01/2015        12,578,400

                                                        --------------

119,554,466

22  |   OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

PRINCIPAL
VALUE
      AMOUNT
COUPON                 MATURITY        SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------

 MAINE--0.7%
 $ 7,595,000   ME Finance Authority Solid Waste Recycling Facilities
               (Great Northern Paper)
7.750%              10/01/2022    $    7,610,798
-----------------------------------------------------------------------------------------------------------------------------
   1,675,000   ME Hsg. Authority Mtg. ROLs 1
16.728 2             11/15/2022         1,792,217

--------------

9,403,015
-----------------------------------------------------------------------------------------------------------------------------
 MARYLAND--0.0%
      15,000   Montgomery County, MD HOC (Multifamily Mtg.),
               Series C
7.150               07/01/2023            15,016
-----------------------------------------------------------------------------------------------------------------------------
 MASSACHUSETTS--0.3%
     800,000   MA DFA (Eastern Nazarene College)
5.625               04/01/2019           722,800
-----------------------------------------------------------------------------------------------------------------------------
   1,000,000   MA DFA (Eastern Nazarene College)
5.625               04/01/2029           848,210
-----------------------------------------------------------------------------------------------------------------------------
   2,000,000   MA GO ROLs 1
16.328 2             08/01/2027         2,055,080

--------------

                                                    3,626,090
-----------------------------------------------------------------------------------------------------------------------------
 MICHIGAN--1.0%
     365,000   Detroit, MI HFC (Across The Park Section 8 Elderly Hsg.)
7.875               06/01/2010           372,399
-----------------------------------------------------------------------------------------------------------------------------
   2,475,000   MI Higher Education Student Loan Authority RITES 1
16.910 2             09/01/2026         2,629,688
-----------------------------------------------------------------------------------------------------------------------------
   2,000,000   MI Strategic Fund Limited Obligation
               (Detroit Edison) ROLs1
18.150 2             06/01/2030         2,231,760
-----------------------------------------------------------------------------------------------------------------------------
     600,000   Wayne Charter County, MI Airport Facilities
               (Northwest Airlines)
6.000               12/01/2029           437,610
-----------------------------------------------------------------------------------------------------------------------------
   5,175,000   Wayne Charter County, MI Airport Facilities
               (Northwest Airlines)
6.750               12/01/2015         4,419,502
-----------------------------------------------------------------------------------------------------------------------------
   2,900,000   Wenonah Park Properties, MI (Bay City Hotel)
7.500               04/01/2033         2,717,416

--------------

12,808,375
-----------------------------------------------------------------------------------------------------------------------------
 MINNESOTA--2.9%
   3,330,000   Hubbard County, MN Solid Waste (Potlatch Corp.)
7.375               08/01/2013         3,340,989
-----------------------------------------------------------------------------------------------------------------------------
   3,815,000   International Falls, MN Environmental Facilities
               (Boise Cascade Corp.)
7.200               10/01/2024         3,859,597
-----------------------------------------------------------------------------------------------------------------------------
   1,250,000   Mahtomedi, MN Multifamily (Briarcliff)
7.350               06/01/2036         1,273,763
-----------------------------------------------------------------------------------------------------------------------------
   3,250,000   Minneapolis & St. Paul, MN Metropolitan Airports
               Commission (Northwest Airlines)
6.500               04/01/2025         3,074,858
-----------------------------------------------------------------------------------------------------------------------------
  23,150,000   Minneapolis & St. Paul, MN Metropolitan Airports
               Commission (Northwest Airlines)
7.000               04/01/2025        19,323,768
-----------------------------------------------------------------------------------------------------------------------------
     690,000   Rochester, MN Multifamily Hsg. (Eastridge Estates)
7.750               12/15/2034           676,883
-----------------------------------------------------------------------------------------------------------------------------
   1,700,000   St. Paul, MN Hsg. & Redevel. Authority
               (Brigecreek Senior Place)
7.000               09/15/2037         1,699,847
-----------------------------------------------------------------------------------------------------------------------------
   2,000,000   St. Paul, MN Hsg. & Redevel. Authority
               (Community of Peace Building Company)
7.875               12/01/2030         2,119,820
-----------------------------------------------------------------------------------------------------------------------------
   2,130,000   St. Paul, MN Hsg. & Redevel. Authority (Upper Landing)
7.000               03/01/2029         2,087,038

--------------

                  37,456,563

23  |   OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

PRINCIPAL
VALUE
      AMOUNT
COUPON                 MATURITY        SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------

 MISSISSIPPI--0.0%
 $   320,000   Hinds County, MS Urban Renewal
               (The Lodge Associates, Ltd.)
8.000%              10/15/2022    $      189,136
-----------------------------------------------------------------------------------------------------------------------------
 MISSOURI--1.7%
   1,000,000   Kansas City, MO IDA (Plaza Library)
5.900               03/01/2024           957,770
-----------------------------------------------------------------------------------------------------------------------------
   2,500,000   St. Joseph, MO IDA (Living Community of St. Joseph)
7.000               08/15/2032         2,599,250
-----------------------------------------------------------------------------------------------------------------------------
   2,335,000   St. Louis, MO IDA (Kiel Center Multipurpose Arena)
7.750               12/01/2013         2,410,187
-----------------------------------------------------------------------------------------------------------------------------
  15,400,000   St. Louis, MO IDA (Kiel Center Multipurpose Arena)
7.875               12/01/2024        15,900,500

--------------

21,867,707
-----------------------------------------------------------------------------------------------------------------------------
 MONTANA--1.2%
  12,095,000   Lewis & Clark County, MT Environmental (Asarco)
5.850               10/01/2033         8,261,611
-----------------------------------------------------------------------------------------------------------------------------
   6,800,000   MT Board of Investment Exempt Facilities
               (Stillwater Mining Company)
8.000               07/01/2020         7,009,848

--------------

                                                     15,271,459
-----------------------------------------------------------------------------------------------------------------------------
 NEVADA--0.2%
   2,065,000   Clark County, NV Industrial Development RITES 1
17.310 2             12/01/2038         2,232,430
-----------------------------------------------------------------------------------------------------------------------------
     100,000   NV Hsg. Division (Single Family Mtg.), Series A
8.625               04/01/2016           101,270
-----------------------------------------------------------------------------------------------------------------------------
     125,000   NV Hsg. Division (Single Family Mtg.), Series B
7.850               10/01/2010           125,621

--------------

                                                             2,459,321
-----------------------------------------------------------------------------------------------------------------------------
 NEW HAMPSHIRE--0.4%
   4,000,000   NH H&EFA (Franklin Pierce College)
6.050               10/01/2034         4,176,560
-----------------------------------------------------------------------------------------------------------------------------
   1,000,000   NH HE&H Facilities Authority (New England College)
5.750               03/01/2009           925,580

--------------

5,102,140
-----------------------------------------------------------------------------------------------------------------------------
 NEW JERSEY--7.9%
     235,000   NJ EDA (American Airlines)
7.100               11/01/2031           150,849
-----------------------------------------------------------------------------------------------------------------------------
     100,000   NJ EDA (Cascade Corp.)
8.250               02/01/2026           100,380
-----------------------------------------------------------------------------------------------------------------------------
     900,000   NJ EDA (Continental Airlines)
5.500               04/01/2028           550,737
-----------------------------------------------------------------------------------------------------------------------------
     750,000   NJ EDA (Continental Airlines)
6.250               09/15/2029           562,350
-----------------------------------------------------------------------------------------------------------------------------
   1,150,000   NJ EDA (Continental Airlines)
6.400               09/15/2023           903,693
-----------------------------------------------------------------------------------------------------------------------------
   8,125,000   NJ EDA (Continental Airlines)
7.000               11/15/2030         6,382,756
-----------------------------------------------------------------------------------------------------------------------------
   6,000,000   NJ EDA (Continental Airlines)
7.200               11/15/2030         4,831,860
-----------------------------------------------------------------------------------------------------------------------------
   1,600,000   NJ EDA (Empowerment Zone-Cumberland)
7.750               08/01/2021         1,563,728
-----------------------------------------------------------------------------------------------------------------------------
   3,250,000   NJ EDA Retirement Community (Cedar Crest Village)
7.250               11/15/2031         3,297,938
-----------------------------------------------------------------------------------------------------------------------------
   1,180,000   NJ Tobacco Settlement Financing Corp. (TASC)
5.750               06/01/2032         1,034,600
-----------------------------------------------------------------------------------------------------------------------------
  36,070,000   NJ Tobacco Settlement Financing Corp. (TASC)
6.000               06/01/2037        28,893,152
-----------------------------------------------------------------------------------------------------------------------------
  34,655,000   NJ Tobacco Settlement Financing Corp. (TASC)
6.125               06/01/2042        27,845,639
-----------------------------------------------------------------------------------------------------------------------------
  32,630,000   NJ Tobacco Settlement Financing Corp. (TASC)
6.250               06/01/2043        26,690,035

--------------

                                                                  102,807,717

24  |   OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

PRINCIPAL
                                    VALUE
      AMOUNT
COUPON                 MATURITY        SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------

 NEW MEXICO--1.0%
 $11,500,000   Sandoval County, NM (Santa Ana Pueblo)
7.750%              07/01/2015    $   11,566,815
-----------------------------------------------------------------------------------------------------------------------------
   1,000,000   Ventana West, NM Public Improvement District
               Special Levy
6.875               08/01/2033         1,008,260

--------------

12,575,075
-----------------------------------------------------------------------------------------------------------------------------
 NEW YORK--2.8%
      50,000   Niagara County, NY Tobacco Asset Securitization Corp.
6.250               05/15/2034            47,138
-----------------------------------------------------------------------------------------------------------------------------
      50,000   NY Counties Tobacco Trust II (TASC)
5.750               06/01/2043            42,939
-----------------------------------------------------------------------------------------------------------------------------
   5,365,000   NYC IDA (American Airlines)
6.900               08/01/2024         3,349,638
-----------------------------------------------------------------------------------------------------------------------------
     500,000   NYC IDA (British Airways)
5.250               12/01/2032           355,135
-----------------------------------------------------------------------------------------------------------------------------
     295,000   NYC IDA (Northwest Airlines)
6.000               06/01/2027           209,577
-----------------------------------------------------------------------------------------------------------------------------
   5,545,000   NYC IDA (Polytechnic University)
6.000               11/01/2020         5,089,035
-----------------------------------------------------------------------------------------------------------------------------
  10,750,000   NYC IDA (Polytechnic University)
6.125               11/01/2030         9,690,803
-----------------------------------------------------------------------------------------------------------------------------
   4,750,000   NYC IDA (Visy Paper)
7.950               01/01/2028         4,963,940
-----------------------------------------------------------------------------------------------------------------------------
   5,000,000   NYS DA ( MSH/NYU Hospital Center/
               HJDOI Obligated Group)
6.625               07/01/2019         5,109,300
-----------------------------------------------------------------------------------------------------------------------------
   1,350,000   Otsego County, NY IDA (Hartwick College)
6.000               07/01/2013         1,331,181
-----------------------------------------------------------------------------------------------------------------------------
   1,435,000   Otsego County, NY IDA (Hartwick College)
6.000               07/01/2014         1,403,000
-----------------------------------------------------------------------------------------------------------------------------
   1,520,000   Otsego County, NY IDA (Hartwick College)
6.000               07/01/2015         1,472,074
-----------------------------------------------------------------------------------------------------------------------------
   1,610,000   Otsego County, NY IDA (Hartwick College)
6.000               07/01/2016         1,543,185
-----------------------------------------------------------------------------------------------------------------------------
      65,000   TSASC, Inc. (TFABs)
6.000               07/15/2020            62,768
-----------------------------------------------------------------------------------------------------------------------------
   1,915,000   TSASC, Inc. (TFABs)
6.250               07/15/2034         1,868,121
-----------------------------------------------------------------------------------------------------------------------------
      20,000   TSASC, Inc. (TFABs)
6.375               07/15/2039            19,724

--------------

36,557,558
-----------------------------------------------------------------------------------------------------------------------------
 NORTH CAROLINA--0.0%
     600,000   Charlotte, NC Douglas International Airport Special
               Facilities (US Airways) 1
7.750               02/01/2028           315,000
-----------------------------------------------------------------------------------------------------------------------------
     420,000   Charlotte, NC Special Facilities
               (Charlotte/Douglas International Airport) 1
5.600               07/01/2027           197,400

--------------

      512,400
-----------------------------------------------------------------------------------------------------------------------------
 NORTH DAKOTA--0.2%
   2,645,000   Richland County, ND Hsg. (Birchwood Properties)
6.750               05/01/2029         2,531,477
-----------------------------------------------------------------------------------------------------------------------------
 OHIO--0.9%
   2,880,000   Cleveland, OH Airport (Continental Airlines)
5.375               09/15/2027         1,798,733
-----------------------------------------------------------------------------------------------------------------------------
   5,430,000   Cleveland, OH Airport (Continental Airlines)
5.700               12/01/2019         3,929,311
-----------------------------------------------------------------------------------------------------------------------------
   6,020,000   Coshocton County, OH Solid Waste Disposal
               (Stone Container Corp.)
7.875               08/01/2013         6,086,702

--------------

11,814,746
-----------------------------------------------------------------------------------------------------------------------------
 OKLAHOMA--3.1%
   1,015,000   Ellis County, OK Industrial Authority
               (W.B. Johnston Grain of Shattuck)
7.100               08/01/2023         1,024,094

25  |   OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

   PRINCIPAL
                                                                    VALUE
      AMOUNT
COUPON                 MATURITY        SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------

 OKLAHOMA Continued
 $ 2,760,000   Ellis County, OK Industrial Authority
               (W.B. Johnston Grain of Shattuck)
7.500%              08/01/2023    $    2,875,258
-----------------------------------------------------------------------------------------------------------------------------
   4,500,000   OK Devel. Finance Authority (Doane Products Company)
6.250               07/15/2023         3,388,815
-----------------------------------------------------------------------------------------------------------------------------
     750,000   OK Devel. Finance Authority (Inverness Village)
8.000               02/01/2032           708,083
-----------------------------------------------------------------------------------------------------------------------------
   1,500,000   Oklahoma City, OK Industrial & Cultural Facilities
               (Aero Obligated Group)
6.750               01/01/2023         1,440,600
-----------------------------------------------------------------------------------------------------------------------------
   3,000,000   Ottawa, OK Finance Authority (Doane Products Company)
7.250               06/01/2017         2,406,690
-----------------------------------------------------------------------------------------------------------------------------
  11,000,000   Tulsa, OK Municipal Airport Trust (American Airlines)
5.375               12/01/2035        10,381,030
-----------------------------------------------------------------------------------------------------------------------------
  15,850,000   Tulsa, OK Municipal Airport Trust (American Airlines)
5.800               06/01/2035        15,696,572
-----------------------------------------------------------------------------------------------------------------------------
   4,485,000   Tulsa, OK Municipal Airport Trust (American Airlines)
6.250               06/01/2020         3,365,365

                                           --------------

41,286,507
-----------------------------------------------------------------------------------------------------------------------------
 OREGON--0.1%
   3,000,000   Port of Portland, OR Special Obligation (Delta Air Lines)
6.200               09/01/2022         1,679,310
-----------------------------------------------------------------------------------------------------------------------------
 PENNSYLVANIA--4.8%
   1,250,000   Allegheny County, PA HDA (The Covenant at South Hills)
8.750               02/01/2031         1,236,038
-----------------------------------------------------------------------------------------------------------------------------
   4,360,000   Allegheny County, PA HDA (West Penn Allegheny Health System)
9.250               11/15/2015         4,892,487
-----------------------------------------------------------------------------------------------------------------------------
   6,000,000   Allegheny County, PA HDA (West Penn Allegheny Health System)
9.250               11/15/2022         6,732,780
-----------------------------------------------------------------------------------------------------------------------------
  31,010,000   Allegheny County, PA HDA (West Penn Allegheny Health System)
9.250               11/15/2030        34,797,251
-----------------------------------------------------------------------------------------------------------------------------
   3,000,000   Beaver County, PA IDA
               (Cleveland Electric Illuminating Company)
7.750               07/15/2025         3,206,160
-----------------------------------------------------------------------------------------------------------------------------
   1,000,000   Chester County, PA H&EFA (Jenners Pond)
7.750               07/01/2034         1,005,310
-----------------------------------------------------------------------------------------------------------------------------
     440,000   Horsham, PA Industrial & Commercial Devel. Authority
               (GF/Pennsylvania Property)
7.375               09/01/2008           428,952
-----------------------------------------------------------------------------------------------------------------------------
   5,040,000   Horsham, PA Industrial & Commercial Devel. Authority
               (GF/Pennsylvania Property)
8.375               09/01/2024         4,694,962
-----------------------------------------------------------------------------------------------------------------------------
   1,000,000   Lawrence County, PA IDA (Shenango Presbyterian Center)
7.500               11/15/2031           979,950
-----------------------------------------------------------------------------------------------------------------------------
   5,000,000   PA EDFA (National Gypsum Company)
6.250               11/01/2027         5,003,500

--------------

62,977,390
-----------------------------------------------------------------------------------------------------------------------------
 RHODE ISLAND--3.2%
   2,000,000   RI Hsg. & Mtg. Finance Corp. RITES 1
15.779 2             10/01/2022         2,112,680
-----------------------------------------------------------------------------------------------------------------------------
  30,605,000   RI Tobacco Settlement Financing Corp. (TASC)
6.250               06/01/2042        25,375,218
-----------------------------------------------------------------------------------------------------------------------------
  17,280,000   RI Tobacco Settlement Financing Corp. (TASC), Series A
6.125               06/01/2032        14,632,358

--------------

42,120,256
-----------------------------------------------------------------------------------------------------------------------------
 SOUTH CAROLINA--1.3%
   1,510,000  Florence County, SC IDR (Stone Container Corp.)
7.375               02/01/2007         1,524,662
-----------------------------------------------------------------------------------------------------------------------------
   6,250,000   SC Connector 2000 Association Toll Road, Series B
0.000 4             01/01/2020         2,328,813
-----------------------------------------------------------------------------------------------------------------------------
   8,500,000   SC Connector 2000 Association Toll Road, Series B
0.000 4             01/01/2024         2,426,835

26  |   OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

PRINCIPAL
VALUE
      AMOUNT
COUPON                 MATURITY        SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------

 SOUTH CAROLINA Continued
 $ 1,870,000   SC Hsg. Finance & Devel. Authority RITES 1
14.527% 2            01/01/2023    $    1,894,235
-----------------------------------------------------------------------------------------------------------------------------
       5,000   SC Resource Authority Local Government Program
7.250               06/01/2020             5,022
-----------------------------------------------------------------------------------------------------------------------------
   7,985,000   SC Tobacco Settlement Management Authority, Series B
6.375               05/15/2028         6,926,748
-----------------------------------------------------------------------------------------------------------------------------
   1,730,000   SC Tobacco Settlement Management Authority, Series B
6.375               05/15/2030         1,485,586
-----------------------------------------------------------------------------------------------------------------------------
     110,000   York County, SC (Hoechst Celanese Corp.)
5.700               01/01/2024            95,880
-----------------------------------------------------------------------------------------------------------------------------
      30,000   York County, SC Pollution Control (Bowater)
7.400               01/01/2010            30,041

--------------

16,717,822
-----------------------------------------------------------------------------------------------------------------------------
 SOUTH DAKOTA--1.7%
  25,000,000   SD Educational Enhancement Funding Corp.
               Tobacco Settlement 3
6.500               06/01/2032        21,741,750
-----------------------------------------------------------------------------------------------------------------------------
 TENNESSEE--0.5%
     100,000   Hamilton County, TN IDB (Park at 58)
6.700               03/01/2021            85,596
-----------------------------------------------------------------------------------------------------------------------------
   4,335,000   McMinn County, TN IDB Pollution Control
               (Calhoun Newsprint)
7.625               03/01/2016         4,338,858
-----------------------------------------------------------------------------------------------------------------------------
     150,000   McMinn County, TN IDB Solid Waste
               (Calhoun Newsprint)
7.400               12/01/2022           150,483
-----------------------------------------------------------------------------------------------------------------------------
   3,000,000   Metropolitan Knoxville, TN Airport Authority
               (Northwest Airlines)
8.000               04/01/2032         2,748,990

--------------

7,323,927
-----------------------------------------------------------------------------------------------------------------------------
 TEXAS--10.4%
   8,155,000   Alliance Airport Authority, TX (American Airlines)
7.500               12/01/2029         5,600,691
-----------------------------------------------------------------------------------------------------------------------------
     590,000   Bexar County, TX HFC (American Opportunity Hsg.)
7.500               01/01/2013           594,879
-----------------------------------------------------------------------------------------------------------------------------
     800,000   Bexar County, TX HFC (American Opportunity Hsg.)
8.000               01/01/2031           789,960
-----------------------------------------------------------------------------------------------------------------------------
   1,195,000   Bexar County, TX HFC (American Opportunity Hsg.)
8.250               12/01/2037         1,117,660
-----------------------------------------------------------------------------------------------------------------------------
   1,000,000   Bexar County, TX HFC (American Opportunity Hsg.)
9.250               12/01/2037           920,070
-----------------------------------------------------------------------------------------------------------------------------
     225,000   Bexar County, TX HFC (Honey Creek LLC)
8.000               04/01/2030           220,428
-----------------------------------------------------------------------------------------------------------------------------
   1,460,000   Bexar County, TX HFC (Perrin Square)
9.750               11/20/2031         1,436,085
-----------------------------------------------------------------------------------------------------------------------------
   4,400,000   Brazos River Authority, TX (TXU Energy Company)
6.750               10/01/2038         4,578,684
-----------------------------------------------------------------------------------------------------------------------------
   8,000,000   Brazos River Authority, TX (TXU Energy Company)
7.700               04/01/2033         9,273,840
-----------------------------------------------------------------------------------------------------------------------------
   1,000,000   Dallas, TX Hsg. Corp. (Section 8)
7.850               08/01/2013         1,009,000
-----------------------------------------------------------------------------------------------------------------------------
   7,600,000   Dallas-Fort Worth, TX International Airport
               (American Airlines)
6.050               05/01/2029         7,243,788
-----------------------------------------------------------------------------------------------------------------------------
     235,000   Dallas-Fort Worth, TX International Airport
               (Delta Air Lines)
7.625               11/01/2021           102,996
-----------------------------------------------------------------------------------------------------------------------------
   6,000,000   Dallas-Fort Worth, TX International Airport RITES 1
15.203 2             11/01/2027         5,571,000
-----------------------------------------------------------------------------------------------------------------------------
   8,125,000   Dallas-Fort Worth, TX International Airport ROLs 1
18.150 2             11/01/2033         8,987,225
-----------------------------------------------------------------------------------------------------------------------------
   5,240,000   El Paso, TX Health Facilities Devel. Corp.
               (Bienvivir Senior Health Services)
7.750               08/15/2031         5,249,799
-----------------------------------------------------------------------------------------------------------------------------
      15,000   Galveston, TX Special Contract (Farmers Export Company)
6.750               05/01/2007            15,053
-----------------------------------------------------------------------------------------------------------------------------
   1,000,000   Grapevine, TX IDC (Air Cargo)
6.500               01/01/2024         1,018,530
-----------------------------------------------------------------------------------------------------------------------------
   4,660,000   Gulf Coast, TX IDA (Citgo Petroleum Corp.)
7.500               05/01/2025         4,896,914

27  |   OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS  Continued

PRINCIPAL
           VALUE
      AMOUNT
COUPON                 MATURITY        SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------

 TEXAS Continued
 $ 2,795,000   Harris County, TX IDC (Continental Airlines)
5.375%              07/01/2019     $   1,969,944
-----------------------------------------------------------------------------------------------------------------------------
   4,000,000   Houston, TX Airport Special Facilities (Continental Airlines)
5.700               07/15/2029         2,664,600
-----------------------------------------------------------------------------------------------------------------------------
   7,440,000   Houston, TX Airport Special Facilities (Continental Airlines)
6.125               07/15/2017         5,827,231
-----------------------------------------------------------------------------------------------------------------------------
     355,000   Houston, TX Airport Special Facilities (Continental Airlines)
6.125               07/15/2027           253,708
-----------------------------------------------------------------------------------------------------------------------------
   2,450,000   Houston, TX Airport Special Facilities (Continental Airlines)
6.125               07/15/2027         1,707,993
-----------------------------------------------------------------------------------------------------------------------------
  15,750,000   Houston, TX Airport Special Facilities (Continental Airlines)
6.750               07/01/2021        12,629,453
-----------------------------------------------------------------------------------------------------------------------------
  18,045,000   Houston, TX Airport Special Facilities (Continental Airlines)
6.750               07/01/2029        13,948,063
-----------------------------------------------------------------------------------------------------------------------------
     900,000   Houston, TX Airport Special Facilities (Continental Airlines)
7.375               07/01/2022           766,728
-----------------------------------------------------------------------------------------------------------------------------
   1,500,000   Houston, TX HFDC (Buckinham Senior Living Community)
7.000               02/15/2026         1,522,335
-----------------------------------------------------------------------------------------------------------------------------
   5,000,000   Houston, TX HFDC (Buckinham Senior Living Community)
7.125               02/15/2034         5,101,450
-----------------------------------------------------------------------------------------------------------------------------
   2,500,000   Lancaster, TX Independent School District GO RITES 1
18.283 2             02/15/2034         3,302,900
-----------------------------------------------------------------------------------------------------------------------------
   9,000,000   Lewisville, TX GO
6.125               09/01/2029         9,409,230
-----------------------------------------------------------------------------------------------------------------------------
     115,000   Matagorda County, TX Navigation District (Reliant Energy)
5.950               05/01/2030           113,201
-----------------------------------------------------------------------------------------------------------------------------
   1,350,000   Newton County, TX Public Facility Corp. 1
8.000               03/01/2019         1,350,918
-----------------------------------------------------------------------------------------------------------------------------
   4,405,000   Port of Bay City, TX (Hoechst Celanese Corp.)
6.500               05/01/2026         4,193,164
-----------------------------------------------------------------------------------------------------------------------------
   2,500,000   TX GO RITES 1
19.710 2             12/01/2028         2,911,400
-----------------------------------------------------------------------------------------------------------------------------
   3,000,000   TX Research Division RITES 1
18.110 2             06/01/2029         3,339,720
-----------------------------------------------------------------------------------------------------------------------------
   2,360,000   TX State Affordable Hsg. Corp. (American Hsg. Foundation)
8.000               03/01/2032         2,362,148
-----------------------------------------------------------------------------------------------------------------------------
   4,000,000   TX Turnpike Authority ROLs 1
16.238 2             08/15/2042         3,588,000

--------------

135,588,788
-----------------------------------------------------------------------------------------------------------------------------
 U.S. POSSESSIONS--1.3%
     320,000   Guam EDA (Royal Socio Apartments)
9.500               11/01/2018           309,037
-----------------------------------------------------------------------------------------------------------------------------
   9,500,000   Northern Mariana Islands, Series A
6.750               10/01/2033         9,584,645
-----------------------------------------------------------------------------------------------------------------------------
   2,000,000   Puerto Rico Children's Trust Fund (TASC) 3
5.375               05/15/2033         1,747,040
-----------------------------------------------------------------------------------------------------------------------------
   4,000,000   Puerto Rico Children's Trust Fund (TASC)
5.500               05/15/2039         3,339,280
-----------------------------------------------------------------------------------------------------------------------------
   1,500,000   Puerto Rico Children's Trust Fund (TASC) 3
5.625               05/15/2043         1,252,125
-----------------------------------------------------------------------------------------------------------------------------
      75,000   Puerto Rico ITEMECF (Mennonite General Hospital)
6.500               07/01/2012            73,143
-----------------------------------------------------------------------------------------------------------------------------
     400,000   Puerto Rico Port Authority (American Airlines), Series A
6.300               06/01/2023           269,116

--------------

16,574,386
-----------------------------------------------------------------------------------------------------------------------------
 UTAH--0.0%
     635,000  Carbon, UT Solid Waste Disposal (Allied Waste Industries)
7.500               02/01/2010           650,183
-----------------------------------------------------------------------------------------------------------------------------
 VIRGINIA--2.1%
   2,250,000   Bedford County, VA IDA (Georgia-Pacific Corp.)
6.550               12/01/2025         2,286,338
-----------------------------------------------------------------------------------------------------------------------------
   4,865,000   Giles County, VA IDA (Hoechst Celanese Corp.)
6.625               12/01/2022         4,711,655
-----------------------------------------------------------------------------------------------------------------------------
   1,750,000   Halifax County, VA IDA RITES 1
17.610 2             06/01/2028         2,115,610
-----------------------------------------------------------------------------------------------------------------------------
   2,000,000   Hopewell, VA IDA (Stone Container Corp.)
8.250               05/01/2010         2,024,280
-----------------------------------------------------------------------------------------------------------------------------
     225,000   Hopewell, VA IDA (Stone Container Corp.)
8.250               06/01/2016           227,878
-----------------------------------------------------------------------------------------------------------------------------
   1,500,000   Pittsylvania County, VA IDA (Multitrade of Pittsylvania)
7.500               01/01/2014         1,546,380

28  |   OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

PRINCIPAL
VALUE
      AMOUNT
COUPON                 MATURITY        SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------

 VIRGINIA Continued
 $ 4,000,000   Pittsylvania County, VA IDA (Multitrade of Pittsylvania)
7.550%              01/01/2019    $    4,123,680
---------------------------------------------------------------------------------------------------------------------------
   3,900,000   Pocahontas Parkway Association, VA
               (Route 895 Connector Toll Road)
0.000 4             08/15/2012         2,144,025
-----------------------------------------------------------------------------------------------------------------------------
   1,125,000   Pocahontas Parkway Association, VA
               (Route 895 Connector Toll Road)
0.000 4             08/15/2018           237,161
-----------------------------------------------------------------------------------------------------------------------------
   1,845,000   Pocahontas Parkway Association, VA
               (Route 895 Connector Toll Road)
0.000 4             08/15/2019           348,133
-----------------------------------------------------------------------------------------------------------------------------
   3,500,000   Pocahontas Parkway Association, VA
               (Route 895 Connector Toll Road)
5.000               08/15/2010         3,366,300
-----------------------------------------------------------------------------------------------------------------------------
   1,000,000   Pocahontas Parkway Association, VA
               (Route 895 Connector Toll Road)
5.000               08/15/2011           953,150
-----------------------------------------------------------------------------------------------------------------------------
   3,000,000   Pocahontas Parkway Association, VA
               (Route 895 Connector Toll Road)
5.250               08/15/2008         2,972,220
-----------------------------------------------------------------------------------------------------------------------------
     200,000   Pocahontas Parkway Association, VA
               (Route 895 Connector Toll Road)
5.500               08/15/2028           168,382

--------------

                                                  27,225,192
-----------------------------------------------------------------------------------------------------------------------------
 WASHINGTON--2.6%
   3,000,000   Chelan County, WA Public Utility District RITES 1
17.513 2             01/01/2036         3,397,380
-----------------------------------------------------------------------------------------------------------------------------
   3,500,000   Grant County, WA Public Utility District RITES 1
15.316 2             01/01/2022         3,685,080
-----------------------------------------------------------------------------------------------------------------------------
     100,000   Port Camas, WA Public Industrial Corp.
               (James River Corp. of VA)
6.700               04/01/2023           100,461
-----------------------------------------------------------------------------------------------------------------------------
   4,025,000   Port Longview, WA IDC (Weyerhauser Company)
7.450               02/01/2013         4,077,325
-----------------------------------------------------------------------------------------------------------------------------
   1,000,000   Port Seattle, WA Special Facility (Northwest Airlines)
7.125               04/01/2020           866,460
-----------------------------------------------------------------------------------------------------------------------------
  21,100,000   Port Seattle, WA Special Facility (Northwest Airlines)
7.250               04/01/2030        17,899,341
-----------------------------------------------------------------------------------------------------------------------------
   4,835,000   WA Tobacco Settlement Authority (TASC)
6.500               06/01/2026         4,547,946

--------------

34,573,993
-----------------------------------------------------------------------------------------------------------------------------
 WEST VIRGINIA--0.1%
   1,000,000   Kanawha County, WV Industrial Devel.
               (Union Carbide Chemical & Plastics Company)
8.000               08/01/2020         1,001,230
-----------------------------------------------------------------------------------------------------------------------------
 WISCONSIN--1.5%
   3,685,000   Badger, WI Tobacco Asset Securitization Corp.
6.125               06/01/2027         3,404,240
-----------------------------------------------------------------------------------------------------------------------------
  14,020,000   Badger, WI Tobacco Asset Securitization Corp.
6.375               06/01/2032        11,991,867
-----------------------------------------------------------------------------------------------------------------------------
   1,455,000   Milwaukee, WI (Air Cargo)
7.500               01/01/2025         1,442,108
-----------------------------------------------------------------------------------------------------------------------------
   2,000,000   WI H&EFA RITES 1
16.282 2             02/15/2032         2,098,080
-----------------------------------------------------------------------------------------------------------------------------
     250,000   WI Lac Courte Oreilles Band of
               Lake Superior Chippewa Indians
8.000               12/01/2018           248,130

--------------

19,184,425

-----------------------------------------------------------------------------------------------------------------------------
 TOTAL INVESTMENTS, AT VALUE (COST
$1,361,521,624)--104.5%
1,364,976,659
-----------------------------------------------------------------------------------------------------------------------------
 LIABILITIES IN EXCESS OF OTHER
ASSETS--(4.5)
(59,292,847

--------------
 NET
ASSETS--100.0%
$1,305,683,812

==============

29  |   OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

FOOTNOTES TO STATEMENT OF INVESTMENTS
1. Illiquid security. See Note 5 of Notes to Financial Statements.
2. Represents the current interest rate for a variable rate bond known as an
"inverse floater." See Note 1 of Notes to Financial Statements.
3. When-issued security to be delivered and settled after July 31, 2004.
See Note 1 of Notes to Financial Statements.
4. Represents a zero coupon bond.

TO SIMPLIFY THE LISTINGS OF SECURITIES, ABBREVIATIONS ARE USED PER THE TABLE
BELOW:
ADA         Atlanta Development Authority
CAU         Clark Atlanta University
CCRC        Continuing Care Retirement Community
CDA         Communities Development Authority
CDD         Community Development District
COP         Certificates of Participation
DA          Dormitory Authority
DFA         Development Finance Authority
DRIVERS     Derivative Inverse Tax Exempt Receipts
EDA         Economic Development Authority
EDFA        Economic Development Finance Authority
EFA         Educational Facilities Authority
EF&CD       Environmental Facilities & Community Development
GO          General Obligation
H&EFA       Health and Educational Facilities Authority
HDA         Hospital Development Authority
HDC         Housing Development Corp.
HE&H        Higher Educational and Health
HFA         Housing Finance Agency/Authority
HFC         Housing Finance Corp.
HFDC        Health Facilities Development Corp.
HJDOI       Hospital for Joint Diseases Orthopedic Institute
HOC         Housing Opportunities Commission
IDA         Industrial Development Agency
IDB         Industrial Development Board
IDC         Industrial Development Corporation
IDR         Industrial Development Revenue
IRS         Inverse Rate Security
ITEMECF     Industrial, Tourist, Educational, Medical and
            Environmental Community Facilities
MSH/NYU     Mount Sinai Hospital/New York University
NYC         New York City
NYS         New York State
Res Rec     Resource Recovery Facility
RITES       Residual Interest Tax Exempt Security
ROLs        Residual Option Longs
TASC        Tobacco Settlement Asset-Backed Bonds
TFABs       Tobacco Flexible Amortization Bonds

30  |   OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

--------------------------------------------------------------------------------
 INDUSTRY CONCENTRATIONS  July 31, 2004 / Unaudited

 DISTRIBUTION OF INVESTMENTS BY INDUSTRY OF ISSUE, AS A PERCENTAGE OF TOTAL
 INVESTMENTS AT VALUE, IS AS FOLLOWS:

 INDUSTRY                                        VALUE        PERCENT
---------------------------------------------------------------------
 Tobacco Settlements                   $   340,485,515          24.9%
 Airlines                                  230,324,880          16.9
 Hospital/Health Care                       91,895,891           6.7
 Electric Utilities                         85,348,088           6.3
 Paper, Containers & Packaging              74,720,293           5.5
 Hotels, Restaurants & Leisure              73,484,423           5.4
 Adult Living Facilities                    67,053,782           4.9
 Marine/Aviation Facilities                 52,528,758           3.8
 Multifamily Housing                        50,811,319           3.7
 Special Assessment                         43,977,268           3.2
 Higher Education                           36,510,619           2.7
 Gas Utilities                              32,494,774           2.4
 General Obligation                         26,389,568           1.9
 Resource Recovery                          23,830,722           1.8
 Manufacturing, Non-Durable Goods           23,769,729           1.7
 Special Tax                                21,703,482           1.6
 Highways/Railways                          18,533,019           1.4
 Sports Facility Revenue                    18,310,687           1.3
 Single Family Housing                      13,609,456           1.0
 Manufacturing, Durable Goods               12,180,060           0.9
 Education                                  11,506,643           0.9
 Pollution Control                           9,325,276           0.7
 Municipal Leases                            2,724,493           0.2
 Not-for-Profit Organization                 1,932,262           0.1
 Sales Tax Revenue                           1,445,622           0.1
 Sewer Utilities                                80,030            --
                                       ------------------------------
 Total                                 $ 1,364,976,659         100.0%
                                       ==============================

31  |   OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 SUMMARY OF RATINGS  July 31, 2004 / Unaudited

 DISTRIBUTION OF INVESTMENTS BY RATING CATEGORY, AS A PERCENTAGE OF TOTAL
 INVESTMENTS AT VALUE, IS AS FOLLOWS:

 RATING                                                         PERCENT
------------------------------------------------------------------------
 AAA                                                                6.1%
 AA                                                                 2.0
 A                                                                  3.5
 BBB                                                               33.5
 BB                                                                 8.2
 B                                                                 13.1
 CCC                                                                5.6
 Not Rated                                                         28.0
                                                                  ------
 Total                                                            100.0%
                                                                  ======

Bonds rated by any nationally recognized statistical rating organization are included in the equivalent Standard & Poor's rating category. As a general matter, unrated bonds may be backed by mortgage liens or equipment liens on the
underlying property, and also may be guaranteed. Bonds which are backed by a letter of credit or by other financial institutions or agencies may be assigned
an investment-grade rating by the Manager, which reflects the quality of the guarantor, institution or agency. Unrated bonds may also be assigned a rating when the issuer has rated bonds outstanding with comparable credit characteristics, or when, in the opinion of the Manager, the bond itself possesses credit characteristics which allow for rating. The unrated bonds in the portfolio are predominantly smaller issuers which have not applied for a bond rating. Only those unrated bonds which subsequent to purchase have not been
designated investment grade by the Manager are included in the "Not Rated"
category.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

32  |   OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES  July 31, 2004
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
 ASSETS

 Investments, at value (cost $1,361,521,624)--see accompanying statement of
investments    $  1,364,976,659
---------------------------------------------------------------------------------------------------------------

Cash
               11,415,408
---------------------------------------------------------------------------------------------------------------
 Receivables and other assets:

Interest
             26,507,114
 Shares of beneficial interest
sold                                                              18,706,251
 Investments
sold
3,407,094
 Other

14,733

-----------------
 Total assets
                                            1,425,027,259

---------------------------------------------------------------------------------------------------------------
 LIABILITIES

 Payables and other liabilities:
 Notes payable to bank (interest rate 2.1200% at July 31,
2004)                                  75,400,000
 Investments purchased (including $22,218,136 purchased on a when-issued basis or forward
commitment)
39,554,439
 Shares of beneficial interest
redeemed                                                           2,811,377

Dividends
1,124,068
 Distribution and service plan
fees                                                                 158,521
 Shareholder
communications
62,904
 Transfer and shareholder servicing agent fees
                                   56,766
 Trustees'
compensation
37,220

Other
138,152

-----------------
 Total
liabilities
119,343,447

---------------------------------------------------------------------------------------------------------------
 NET
ASSETS
$  1,305,683,812

                           =================

---------------------------------------------------------------------------------------------------------------
 COMPOSITION OF NET ASSETS

 Paid-in capital
                          $  1,320,321,595
---------------------------------------------------------------------------------------------------------------
 Accumulated net investment
income
2,007,947
---------------------------------------------------------------------------------------------------------------
 Accumulated net realized loss on
investments                                                   (20,100,765)
---------------------------------------------------------------------------------------------------------------
 Net unrealized appreciation on
investments                                                       3,455,035

                                  -----------------
 NET
ASSETS
$  1,305,683,812

=================

33  |   OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES  Continued
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

 NET ASSET VALUE PER SHARE

 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $731,565,474 and 65,741,469 shares of beneficial interest
outstanding)                              $11.13
 Maximum offering price per share (net asset value plus sales charge of 4.75%
 of offering
price)
$11.69
---------------------------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
$308,778,236
 and 27,688,371 shares of beneficial interest
outstanding)                                           $11.15
---------------------------------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
$265,340,102
 and 23,878,074 shares of beneficial interest
outstanding)                                           $11.11

 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

34  |   OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS  For the Year Ended July 31, 2004
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 INVESTMENT INCOME

 Interest                                                         $ 79,772,630

--------------------------------------------------------------------------------
 EXPENSES

 Management fees                                                     4,646,275
--------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                               752,080
 Class B                                                             2,306,800
 Class C                                                             1,742,136
--------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                               236,729
 Class B                                                               159,703
 Class C                                                               118,067
--------------------------------------------------------------------------------
 Shareholder communications:
 Class A                                                                45,201
 Class B                                                                22,683
 Class C                                                                16,696
--------------------------------------------------------------------------------
 Interest expense                                                      760,259
--------------------------------------------------------------------------------
 Custodian fees and expenses                                            62,691
--------------------------------------------------------------------------------
 Trustees' compensation                                                 39,918
--------------------------------------------------------------------------------
 Other                                                                 147,867

--------------
 Total expenses                                                     11,057,105
 Less reduction to custodian expenses
(3,514)
 Less payments and waivers of expenses
(423)

--------------
 Net expenses                                                       11,053,168

--------------------------------------------------------------------------------
 NET INVESTMENT INCOME                                              68,719,462

--------------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN

 Net realized gain on investments                                    8,187,916
--------------------------------------------------------------------------------
 Net change in unrealized appreciation on investments                  191,836

--------------------------------------------------------------------------------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $77,099,214

=============

 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

35  |   OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

 YEAR ENDED JULY
31,
2004            2003
-------------------------------------------------------------------------------------------------------------

 OPERATIONS

 Net investment income
$   68,719,462    $ 38,761,209
-------------------------------------------------------------------------------------------------------------
 Net realized gain (loss)
                                                8,187,916     (26,526,188)
-------------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation
                191,836         838,016

-------------------------------
 Net increase in net assets resulting from
operations                             77,099,214      13,073,037

-------------------------------------------------------------------------------------------------------------
 DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS

 Dividends from net investment income:
 Class A
                                   (37,786,294)    (20,618,983)
 Class
B
(17,197,773)    (10,471,076)
 Class
C
(12,989,258)     (6,339,849)

-------------------------------------------------------------------------------------------------------------
 BENEFICIAL INTEREST TRANSACTIONS

 Net increase in net assets resulting from beneficial interest transactions:
 Class
A
421,943,144     126,779,250
 Class
B
114,357,949     104,651,625
 Class C
                                                153,043,901      66,891,717

-------------------------------------------------------------------------------------------------------------
 NET ASSETS

 Total increase
                              698,470,883     273,965,721
-------------------------------------------------------------------------------------------------------------
 Beginning of
period
607,212,929     333,247,208

-------------------------------
 End of period (including accumulated net investment income of
 $2,007,947 and $1,261,810, respectively)
$1,305,683,812    $607,212,929

===============================

 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

36  |   OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

FINANCIAL HIGHLIGHTS

CLASS  A            YEAR ENDED JULY 31,               2004      2003
2002      2001      2000
---------------------------------------------------------------------------------------------------

 PER SHARE OPERATING DATA

 Net asset value, beginning of period               $10.64    $11.28
$11.25    $10.76    $11.24
---------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                 .85       .92
..71       .58       .58
 Net realized and unrealized gain (loss)               .50      (.67)
..03       .48      (.45)

------------------------------------------------
 Total from investment operations                     1.35       .25
..74      1.06       .13
---------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                 (.86)     (.89)
(.71)     (.57)     (.57)
 Distributions from net realized gain                   --        --
--        --      (.04)

------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                      (.86)     (.89)
(.71)     (.57)     (.61)
---------------------------------------------------------------------------------------------------
 Net asset value, end of period                     $11.13    $10.64
$11.28    $11.25    $10.76

================================================

---------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE 1                  12.78%     2.36%
6.89%    10.03%     1.28%

---------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA

 Net assets, end of period (in thousands)         $731,565  $306,857
$193,452   $38,827   $34,050
---------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                $506,440  $252,496 $
73,877   $36,900   $34,296
---------------------------------------------------------------------------------------------------
 Ratios to average net assets: 2
 Net investment income                                7.54%     8.44%
6.61%     5.21%     5.41%
 Total expenses                                       0.80%     1.04%
1.06%     0.87%     1.13%
 Expenses after payments and waivers and
 reduction to custodian expenses                       N/A 3,4   N/A 3
0.89% 5   0.78% 5   0.96% 5
---------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                44%       57%
127%       37%       12%

1. Assumes an investment on the business day before the first day of the fiscal
period, with all dividends and distributions reinvested in additional shares on
the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares.
2. Annualized for periods of less than one full year.
3. Reduction to custodian expenses less than 0.01%.
4. Voluntary waiver of transfer agent fees less than 0.01%.
5. Excludes interest expense.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

37  |   OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

FINANCIAL HIGHLIGHTS  Continued

CLASS  B            YEAR ENDED JULY 31,               2004      2003
2002      2001      2000
------------------------------------------------------------------------------------------------------

 PER SHARE OPERATING DATA

 Net asset value, beginning of period               $10.66    $11.30
$11.27    $10.78    $11.26
------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                 .77       .83
..63       .49       .50
 Net realized and unrealized gain (loss)               .49      (.66)
..02       .48      (.45)

---------------------------------------------------
 Total from investment operations                     1.26       .17
..65       .97       .05
------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                 (.77)     (.81)
(.62)     (.48)     (.49)
 Distributions from net realized gain                   --        --
--        --      (.04)

---------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                      (.77)     (.81)
(.62)     (.48)     (.53)
------------------------------------------------------------------------------------------------------
 Net asset value, end of period                     $11.15    $10.66
$11.30    $11.27    $10.78

===================================================

------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE 1                  11.89%     1.57%
6.07%     9.19%     0.51%

------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA

 Net assets, end of period (in thousands)         $308,778  $188,645
$90,547   $20,279   $17,866
------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                $256,425  $141,819
$36,100   $18,445   $19,249
------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 2
 Net investment income                                6.80%     7.67%
5.85%     4.45%     4.64%
 Total expenses                                       1.56%     1.81%
1.80%     1.62%     1.89%
 Expenses after payments and waivers
 and reduction to custodian expenses                   N/A 3,4   N/A 3
1.63% 5   1.53% 5   1.72% 5
------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                44%       57%
127%       37%       12%

1. Assumes an investment on the business day before the first day of the fiscal
period, with all dividends and distributions reinvested in additional shares on
the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares.
2. Annualized for periods of less than one full year.
3. Reduction to custodian expenses less than 0.01%.
4. Voluntary waiver of transfer agent fees less than 0.01%.
5. Excludes interest expense.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

38  |   OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

CLASS  C            YEAR ENDED JULY 31                2004      2003
2002      2001      2000
----------------------------------------------------------------------------------------------------

 PER SHARE OPERATING DATA

 Net asset value, beginning of period               $10.63    $11.27
$11.24    $10.75    $11.23
----------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                 .76       .83
..61       .50       .50
 Net realized and unrealized gain (loss)               .49      (.66)
..04       .48      (.45)

-------------------------------------------------
 Total from investment operations                     1.25       .17
..65       .98       .05
----------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                 (.77)     (.81)
(.62)     (.49)     (.49)
 Distributions from net realized gain                   --        --
--        --      (.04)

-------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                      (.77)     (.81)
(.62)     (.49)     (.53)
----------------------------------------------------------------------------------------------------
 Net asset value, end of period                    $ 11.11    $10.63
$11.27    $11.24    $10.75

=================================================

----------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE 1                  11.83%     1.59%
6.09%     9.22%     0.51%

----------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA

 Net assets, end of period (in thousands)         $265,340  $111,710
$49,248    $3,410    $2,442
----------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                $193,845  $ 85,483
$13,453    $2,552    $2,790
----------------------------------------------------------------------------------------------------
 Ratios to average net assets: 2
 Net investment income                                6.76%     7.68%
5.88%     4.45%     4.65%
 Total expenses                                       1.56%     1.80%
1.80%     1.62%     1.89%
 Expenses after payments and waivers
 and reduction to custodian expenses                   N/A 3,4   N/A 3
1.63% 5   1.53% 5   1.72% 5
----------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                44%       57%
127%       37%       12%

1. Assumes an investment on the business day before the first day of the fiscal
period, with all dividends and distributions reinvested in additional shares on
the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares.
2. Annualized for periods of less than one full year.
3. Reduction to custodian expenses less than 0.01%.
4. Voluntary waiver of transfer agent fees less than 0.01%.
5. Excludes interest expense.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

39  |   OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 1. SIGNIFICANT ACCOUNTING POLICIES
 Oppenheimer Rochester National Municipals (the Fund) is a separate series of
 Oppenheimer Multi-State Municipal Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The
 Fund's investment objective is to seek a high level of current income exempt from federal income taxes for individual investors by investing in a diversified portfolio of high-yield municipal securities. The Fund's investment
 advisor is OppenheimerFunds, Inc. (the Manager).
    The Fund offers Class A, Class B and Class C shares. Class A shares are sold
 at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due
 to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C have separate distribution and/or service plans.
 Class B shares will automatically convert to Class A shares six years after the
 date of purchase.
    The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
 SECURITIES VALUATION. The Fund calculates the net asset value of its shares as
 of the close of The New York Stock Exchange (the Exchange), normally 4:00
P.M.
 Eastern time, on each day the Exchange is open for business. Securities listed
 or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange
 prior to the time when the Fund's assets are valued. Securities traded on
 NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security
 is valued at the last sale price on the prior trading day, if it is within the
 spread of the closing bid and asked prices, and if not, at the closing bid price. Corporate, government and municipal debt instruments having a remaining
 maturity in excess of 60 days and all mortgage-backed securities will be valued
 at the mean between the "bid" and "asked" prices. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities (including restricted securities) for which market quotations are not readily available are valued at
 their fair value. Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the
Board
 of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

40  |   OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

--------------------------------------------------------------------------------
 SECURITIES ON A WHEN-ISSUED BASIS OR FORWARD COMMITMENT. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis or forward commitment can take place up to ten days or more after the trade date.
 Normally the settlement date occurs within six months after the trade date;
 however, the Fund may, from time to time, purchase securities whose settlement
 date extends six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued
 basis or forward commitment may increase the volatility of the Fund's net asset
 value to the extent the Fund executes such transactions while remaining substantially fully invested. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase. As of July 31, 2004, the Fund had purchased
$22,218,136
 of securities on a when-issued basis or forward commitment.
--------------------------------------------------------------------------------
 INVERSE FLOATING RATE SECURITIES. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates.
 As interest rates rise, inverse floaters produce less current income. The price
 of such securities is more volatile than comparable fixed rate securities.
The
 Fund intends to invest no more than 35% of its total assets in inverse floaters. Inverse floaters amount to $117,441,380 as of July 31, 2004.
 Including the effect of leverage, inverse floaters represent 23.30% of the
 Fund's total assets as of July 31, 2004.
--------------------------------------------------------------------------------
 ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than
 those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a
 specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
 FEDERAL TAXES. The Fund intends to comply with provisions of the Internal
 Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any,
 to shareholders, therefore, no federal income or excise tax provision is required.

 The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the
 Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments
 for federal income tax purposes.

41  |   OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 1. SIGNIFICANT ACCOUNTING POLICIES Continued
                                                                  NET
UNREALIZED

APPRECIATION
                                                                BASED ON COST
OF
                                                                  SECURITIES
AND
        UNDISTRIBUTED      UNDISTRIBUTED     ACCUMULATED       OTHER
INVESTMENTS
        NET INVESTMENT         LONG-TERM            LOSS      FOR FEDERAL
INCOME
        INCOME                      GAIN    CARRYFORWARD 1          TAX
PURPOSES

------------------------------------------------------------------------
        $3,166,956                   $--     $20,100,765
$3,455,035

1. As of July 31, 2004, the Fund had $20,100,765 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of July 31, 2004, details
 of the capital loss carryforwards were as follows:

                              EXPIRING
                              ----------------------
                              2009       $ 1,051,023
                              2010           711,471
                              2011            21,126
                              2012        18,317,145
                                         -----------
                              Total      $20,100,765
                                         ===========

 Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in
 which the income or net realized gain was recorded by the Fund.

 The tax character of distributions paid during the years ended July 31, 2004 and July 31, 2003 was as follows:

                                             YEAR ENDED      YEAR ENDED
                                          JULY 31, 2004   JULY 31, 2003
                 ------------------------------------------------------
                 Distributions paid from:
                 Exempt-interest dividends  $67,973,325     $37,429,908

 The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of July 31, 2004 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain
or
 loss.

                 Federal tax cost of securities    $1,361,521,624
                                                   ==============
                 Gross unrealized appreciation     $   45,960,994
                 Gross unrealized depreciation        (42,505,959)
                                                   --------------
                 Net unrealized appreciation       $    3,455,035
                                                   ==============

42  |   OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

--------------------------------------------------------------------------------
 TRUSTEES' COMPENSATION. The Fund has adopted an unfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended
 July 31, 2004, the Fund's projected benefit obligations were increased by
 $13,104 and payments of $2,780 were made to retired trustees, resulting in an accumulated liability of $25,179 as of July 31, 2004.
    The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all
or
 a portion of the annual compensation they are entitled to receive from the
 Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the
 Trustee. The Fund purchases shares of the funds selected for deferral by the
 Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as
 a component of "Other" within the asset section of the Statement of Assets
and
 Liabilities. Deferral of trustees' fees under the plan will not affect the net
 assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until
 distributed in accordance to the Plan.
--------------------------------------------------------------------------------
 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.
--------------------------------------------------------------------------------
 INVESTMENT  INCOME.  Interest income,  which includes  accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
 EXPENSE OFFSET ARRANGEMENT. The reduction of custodian fees, if applicable, represents earnings on cash balances maintained by the Fund.
--------------------------------------------------------------------------------
 SECURITY TRANSACTIONS. Security transactions are recorded on the trade date.
 Realized gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
 OTHER. The preparation of financial statements in conformity with U.S.
 generally accepted accounting principles requires management to make estimates
 and assumptions that affect the reported amounts of assets and liabilities
and
 disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting
 period. Actual results could differ from those estimates.

43  |   OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 2. SHARES OF BENEFICIAL INTEREST
 The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                              YEAR ENDED JULY 31, 2004     YEAR ENDED JULY
31, 2003
                                SHARES        AMOUNT         SHARES
AMOUNT
------------------------------------------------------------------------------------
 CLASS A

 Sold                       45,587,726  $519,590,084     18,625,393
$199,835,999
 Dividends and/or
 distributions reinvested    1,579,654    17,826,296        894,340
9,452,007
 Redeemed                  (10,258,031) (115,473,236)    (7,839,075)
(82,508,756)

---------------------------------------------------------
 Net increase               36,909,349  $421,943,144     11,680,658
$126,779,250

=========================================================

------------------------------------------------------------------------------------
 CLASS B
 Sold                       12,764,933  $145,432,112     12,221,314
$131,305,363
 Dividends and/or
 distributions reinvested      620,409     7,015,793        428,130
4,524,872
 Redeemed                   (3,387,398)  (38,089,956)    (2,972,503)
(31,178,610)

---------------------------------------------------------
 Net increase                9,997,944  $114,357,949      9,676,941
$104,651,625

=========================================================

------------------------------------------------------------------------------------
 CLASS C
 Sold                       17,536,942  $199,701,778      8,862,569   $
95,133,016
 Dividends and/or
 distributions reinvested      568,003     6,410,221        324,517
3,420,609
 Redeemed                   (4,736,781)  (53,068,098)    (3,048,602)
(31,661,908)

---------------------------------------------------------
 Net increase               13,368,164  $153,043,901      6,138,484   $
66,891,717

=========================================================

--------------------------------------------------------------------------------
 3. PURCHASES AND SALES OF SECURITIES
 The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended July 31, 2004, were
 $916,709,801 and $344,188,115, respectively.

--------------------------------------------------------------------------------
 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES
 MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an
 annual rate of 0.60% of the first $200 million of average annual net assets,
 0.55% of the next $100 million, 0.50% of the next $200 million, 0.45% of the next $250 million, 0.40% of the next $250 million, and 0.35% of average annual
 net assets in excess of $1 billion.
--------------------------------------------------------------------------------
 TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the
 Manager, acts as the transfer and shareholder servicing agent for the Fund.
The
 Fund pays OFS a per account fee. For the year ended July 31, 2004, the Fund paid $487,484 to OFS for services to the Fund.

44  |   OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

--------------------------------------------------------------------------------
 DISTRIBUTION AND SERVICE PLAN (12B-1) FEES. Under its General Distributor's
 Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor)
 acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.
--------------------------------------------------------------------------------
 SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for
Class
 A shares. It reimburses the Distributor for a portion of its costs incurred for
 services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.15% of the average annual net assets of
 Class A shares of the Fund. The Distributor currently uses all of those fees to
 pay dealers, brokers, banks and other financial institutions quarterly for providing personal services and maintenance of accounts of their customers that
 hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent
 years. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
--------------------------------------------------------------------------------
 DISTRIBUTION AND SERVICE PLANS FOR CLASS B AND CLASS C SHARES. The Fund has
 adopted Distribution and Service Plans for Class B and Class C shares to compensate the Distributor for its services in connection with the distribution
 of those shares and servicing accounts. Under the plans, the Fund pays the
 Distributor an annual asset-based sales charge of 0.75% per year on Class B
and
 Class C shares. The Distributor also receives a service fee of up to 0.15%
per
 year under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date
 of such termination. The Distributor's aggregate uncompensated expenses under the plan at July 31, 2004 for Class B and Class C shares were $11,904,117 and
 $3,611,786, respectively. Fees incurred by the Fund under the plans are detailed in the Statement of Operations.
--------------------------------------------------------------------------------
 SALES CHARGES. Front-end sales charges and contingent deferred sales charges
 (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the
 Distributor from the sale of shares and the CDSC retained by the Distributor on
 the redemption of shares is shown in the table below for the period indicated.

                                          CLASS A         CLASS B
CLASS C
                          CLASS A      CONTINGENT      CONTINGENT
CONTINGENT
                        FRONT-END        DEFERRED        DEFERRED
DEFERRED
                    SALES CHARGES   SALES CHARGES   SALES CHARGES  SALES
CHARGES
                      RETAINED BY     RETAINED BY     RETAINED BY    RETAINED
BY
 YEAR ENDED           DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR
DISTRIBUTOR
--------------------------------------------------------------------------------
 July 31, 2004         $1,470,397         $60,920        $641,845
$108,492

45  |   OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued
 PAYMENTS AND WAIVERS OF EXPENSES. OFS has voluntarily agreed to limit transfer
 and shareholder servicing agent fees for all classes to 0.35% of average annual
 net assets per class. During the year ended July 31, 2004, OFS waived $279,
 $120 and $24 for Class A, Class B and Class C shares, respectively. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
 5. ILLIQUID SECURITIES
 As of July 31, 2004, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available
 market or if its valuation has not changed for a certain period of time. The
 Fund will not invest more than 15% of its net assets (determined at the time of
 purchase and reviewed periodically) in illiquid securities. The aggregate value
 of illiquid securities subject to this limitation as of July 31, 2004 was
 $127,218,333, which represents 9.74% of the Fund's net assets.

--------------------------------------------------------------------------------
 6. BANK BORROWINGS
 The Fund may borrow up to one third of its total assets from a bank to purchase
 portfolio securities, to meet redemption obligations or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. The Fund has entered into an agreement which enables it to participate with certain other Oppenheimer funds in a committed, unsecured line of credit with a bank, which permits borrowings up to $540 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.75%. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of
 the credit facility at a rate of 0.09% per annum.
    The Fund had borrowings outstanding of $75,400,000 at July 31, 2004 at an interest rate of 2.12%. For the year ended July 31, 2004, the average monthly loan balance was $41,061,336 at an average daily interest rate of 1.777%. The
 Fund had gross borrowings and gross loan repayments of $555,200,000 and
 $519,000,000, respectively, during the year ended July 31, 2004. The maximum amount of borrowings outstanding at any month-end was $82,800,000. The Fund paid commitment fees of $7,803 and interest of $745,482 during the year ended
 July 31, 2004.

--------------------------------------------------------------------------------
7. SUBSEQUENT EVENTS - LITIGATION

Three complaints have been filed as putative derivative and class actions against the Manager, OFS and the Distributor (collectively,
"OppenheimerFunds"),
as well as 51 of the Oppenheimer funds (collectively, the "Funds") including this Fund, and nine directors/trustees of certain of the Funds (collectively, the "Directors/Trustees"). The complaints allege that the Manager charged excessive fees for distribution and other costs, improperly used assets of the
Funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the Funds, and failed to properly disclose the

46  |   OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

use of Fund assets to make those payments in violation of the Investment
Company
Act of 1940 and the Investment Advisers Act of 1940. The complaints further allege that by permitting and/or participating in those actions, the
Directors/Trustees breached their fiduciary duties to Fund shareholders under the Investment Company Act of 1940 and at common law.

OppenheimerFunds believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them, the Funds or the
Directors/Trustees and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss. However,
OppenheimerFunds, the Funds and the Directors/Trustees believe that the allegations contained in the complaints are without merit and intend to defend these lawsuits vigorously.

48  |   OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

--------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 In early 2005, if applicable, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2004. Regulations of the U.S. Treasury Department require the
 Fund to report this information to the Internal Revenue Service.
    None of the dividends paid by the Fund during the year ended July 31, 2004 are eligible for the corporate dividend-received deduction. The dividends were
 derived from interest on municipal bonds and are not subject to federal income
 taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.
    The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

--------------------------------------------------------------------------------
PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which
 the Fund votes proxies relating to securities ("portfolio proxies") held by the
 Fund. A description of the Fund's Portfolio Proxy Voting Policies and
 Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund's website at
 www.oppenheimerfunds.com, and (iii) on the SEC's website at www.sec.gov. In addition, the Fund is required to file new Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) on the
SEC's
 website at www.sec.gov.
    The Fund files its complete schedule of portfolio holdings with the SEC for
 the first quarter and the third quarter of each fiscal year on Form N-Q. The
 Fund's Form N-Q filings are available on the SEC's website at
 http://www.sec.gov. Those forms may be reviewed and copied and the SEC's
Public
 Reference Room in Washington D.C. and information on the operation of the
 Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                  Appendix A

                      MUNICIPAL BOND RATINGS DEFINITIONS
                      ----------------------------------

Below   are    summaries   of   the   rating    definitions    used   by   the
nationally-recognized  rating agencies listed below for municipal  securities.
Those ratings  represent the opinion of the agency as to the credit quality of issues that they rate. The summaries  below are based upon  publicly-available information provided by the rating organizations.

Moody's Investors Service, Inc. ("Moody's")
Municipal Ratings are opinions of the investment quality of issuers and issues in the U.S. municipal and tax-exempt markets. As such, these ratings incorporate Moody's assessment of the default probability and loss severity of these issuers and issues.

Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and
administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.

MUNICIPAL LONG-TERM RATING DEFINITIONS

Aaa:  Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa:  Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A:  Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa:  Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Ba:  Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B:  Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Caa:  Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca:  Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C:  Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid- range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

MIG/VMIG RATINGS: U.S. SHORT-TERM RATINGS
In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3.
In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

MIG 1/VMIG 1: Denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: Denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

MIG 3/VMIG 3: Denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well established.

SG:  Denotes speculative-grade credit quality. Debt instruments in this category may lack margins of protection.

Standard & Poor's Ratings Services ("Standard & Poor's"), a division of The
McGraw-Hill Companies, Inc.

LONG-TERM ISSUE CREDIT RATINGS
Issue credit ratings are based in varying degrees, on the following considerations:
o     Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
o     Nature of and provisions of the obligation; and
o     Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.
   The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA: An obligation rated `AAA' has the highest rating assigned by Standard &
Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated `AA' differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated `A' are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated `BBB' exhibits adequate protection parameters.
However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

An obligation rated `BB', `B', `CCC', `CC', and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated `BB' are less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated `B' are more vulnerable to nonpayment than obligations rated `BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated `CCC' are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated `CC' are currently highly vulnerable to nonpayment.

C: The `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated `D' are in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The ratings from "AA" to "CCC" may be modified by the addition of a plus (+)
or minus (-) sign to show relative standing within the major rating categories.

c: The `c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p: The letter `p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r: The `r' highlights derivative, hybrid, and certain other obligations that
Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and
interest-only and principal-only mortgage securities. The absence of an `r'
symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards

Under present commercial bank regulations issued by the Comptroller of the
Currency, bonds rated in the top four categories (`AAA', `AA', `A', `BBB', commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

SHORT-TERM ISSUE CREDIT RATINGS
Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper.

A-1: A short-term obligation rated "A-1" is rated in the highest category by
Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D"
rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Notes. A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:
o.....Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will
      be treated as a note; and
o     Source of payment-the more dependent the issue is on the market for its refinancing, the more likely
      it will be treated as a note.

SP-1: Strong capacity to pay principal and interest. An issue with a very strong capacity to pay debt service is given a (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Fitch, Inc.
International credit ratings assess the capacity to meet foreign currency or local currency commitments. Both "foreign currency" and "local currency"
ratings are internationally comparable assessments. The local currency rating measures the probability of payment within the relevant sovereign state's currency and jurisdiction and therefore, unlike the foreign currency rating, does not take account of the possibility of foreign exchange controls limiting transfer into foreign currency.

INTERNATIONAL LONG-TERM CREDIT RATINGS
The following ratings scale applies to foreign currency and local currency ratings.
Investment Grade:

AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. "A" ratings denote a low expectation of credit risk.
The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade:

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly Speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC C: High Default Risk.  Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, and D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and
"D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D"
have a poor prospect for repaying all obligations.
Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the major rating categories.  Plus and minus signs are not added to the "AAA" category or to categories below "CCC," nor to short-term ratings other than "F1" (see below).

INTERNATIONAL SHORT-TERM CREDIT RATINGS
The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1: Highest credit quality. Strongest capacity for timely payment of financial commitments. May have an added "+" to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of higher ratings.

F3: Fair credit quality. Capacity for timely payment of financial commitments is adequate. However, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

1 In accordance with Rule 12b-1 of the Investment Company Act, the term
"Independent Trustees" in this Statement of Additional Information refers to those Trustees who are not "interested persons" of the Fund and the Trust and who do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan.

2 Certain waivers also apply to Class M shares of Oppenheimer Convertible
Securities Fund.
3 In the case of Oppenheimer Senior Floating Rate Fund, a
continuously-offered closed-end fund, references to contingent deferred sales charges mean the Fund's Early Withdrawal Charges and references to
"redemptions" mean "repurchases" of shares.
4 An "employee benefit plan" means any plan or arrangement, whether or not it is "qualified" under the Internal Revenue Code, under which Class N shares of an Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.
5 The term "Group Retirement Plan" means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in (or who are eligible to participate in) the plan purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term "Group Retirement
Plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor.
6 However, that concession will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a Retirement
Plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the Plan for more than one year.
7 This provision does not apply to IRAs.
8 This provision only applies to qualified retirement plans and 403(b)(7)
custodial plans after your separation from service in or after the year you reached age 55.
9 The distribution must be requested prior to Plan termination or the elimination of the Oppenheimer funds as an investment option under the Plan.
10 This provision does not apply to IRAs.
11 This provision does not apply to loans from 403(b)(7) custodial plans and loans from the OppenheimerFunds-sponsored Single K retirement plan.
12 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.

                                  Appendix B

                   Municipal Bond Industry Classifications

Adult Living Facilities
Airlines
Education
Electric Utilities
Gas Utilities
General Obligation
Higher Education
Highways/Railways
Hospital/Healthcare
Hotels, Restaurants & Leisure
Manufacturing, Durable Goods
Manufacturing, Non Durable Goods
Marine/Aviation Facilities
Multi-Family Housing
Municipal Leases
Non Profit Organization
Paper, Containers & Packaging
Parking Fee Revenue
Pollution Control
Resource Recovery
Sales Tax Revenue
Sewer Utilities
Single Family Housing
Special Assessment
Special Tax
Sports Facility Revenue
Student Loans
Telephone Utilities
Tobacco
Water Utilities

                                  Appendix C

OppenheimerFunds Special Sales Charge Arrangements and Waivers
--------------------------------------------------------------

In certain cases, the initial sales charge that applies to purchases of Class
A shares2 of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A, Class B or Class C shares may be waived.3  That is because of the economies of sales efforts realized by OppenheimerFunds
Distributor, Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors.

Not all waivers apply to all funds. For example, waivers relating to
Retirement Plans do not apply to Oppenheimer municipal funds, because shares of those funds are not available for purchase by or on behalf of retirement plans. Other waivers apply only to shareholders of certain funds.

For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans:
         1) plans qualified under Sections 401(a) or 401(k) of the Internal
            Revenue Code,
         2) non-qualified deferred compensation plans,
         3) employee benefit plans4
         4) Group Retirement Plans5
         5) 403(b)(7) custodial plan accounts
         6) Individual Retirement Accounts ("IRAs"), including traditional
            IRAs, Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the
Distributor or the transfer agent (referred to in this document as the
"Transfer Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the "Manager").

Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.

 Applicability of Class A Contingent Deferred Sales Charges in Certain Cases
------------------------------------------------------------------------------

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to
Initial Sales Charge but May Be Subject to the Class A Contingent Deferred
Sales Charge (unless a waiver applies).

      There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within 18 months (24 months in the case of Oppenheimer Rochester National
Municipals and Rochester Fund Municipals) of the beginning of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption).
Additionally, on shares purchased under these waivers that are subject to the
Class A contingent deferred sales charge, the Distributor will pay the applicable concession described in the Prospectus under "Class A Contingent
Deferred Sales Charge."6 This waiver provision applies to:
      Purchases of Class A shares aggregating $1 million or more.
      Purchases of Class A shares by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March 1, 2001. That included plans
         (other than IRA or 403(b)(7) Custodial Plans) that: 1) bought shares costing $500,000 or more, 2) had at the time of purchase 100 or more eligible employees or total plan assets of $500,000 or more, or 3)
         certified to the Distributor that it projects to have annual plan purchases of $200,000 or more.
      Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made:
         1) through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or
         2) by a direct rollover of a distribution from a qualified
            Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.
      Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:
         1) The record keeping is performed by Merrill Lynch Pierce Fenner &
            Smith, Inc. ("Merrill Lynch") on a daily valuation basis for the
            Retirement Plan. On the date the plan sponsor signs the
            record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch
            Investment Management, L.P. ("MLIM"), that are made available under a Service Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor, and  (b)  funds advised or managed by MLIM (the funds described in (a) and (b)
            are referred to as "Applicable Investments").
         2) The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement
            Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets (excluding assets invested in money market funds) invested in Applicable
            Investments.
         3) The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).

            Waivers of Class A Sales Charges of Oppenheimer Funds
------------------------------------------------------------------------------

A. Waivers of Initial and Contingent Deferred Sales Charges for Certain
Purchasers.

Class A shares purchased by the following investors are not subject to any
Class A sales charges (and no concessions are paid by the Distributor on such purchases):
      The Manager or its affiliates.
      Present or former officers, directors, trustees and employees (and their "immediate families") of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews;
         relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.
      Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the
         Distributor for that purpose.
      Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.
      Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the
         Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).
      Dealers, brokers, banks or registered investment advisors that have entered into an agreement with the Distributor providing
         specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.
      Investment advisors and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.
      "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
      Clients of investment advisors or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.
      Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.
      Accounts for which Oppenheimer Capital (or its successor) is the investment advisor (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.
      A unit investment trust that has entered into an appropriate agreement with the Distributor.
      Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.
      Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue
         Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
      A TRAC-2000 401(k) plan (sponsored by the former Quest for Value
         Advisors) whose Class B or Class C shares of a Former Quest for
         Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November
         24, 1995.
      A qualified Retirement Plan that had agreed with the former Quest for
         Value Advisors to purchase shares of any of the Former Quest for
         Value Funds at net asset value, with such shares to be held through
         DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by
         December 31, 1996.

B. Waivers of Initial and Contingent Deferred Sales Charges in Certain
Transactions.

Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):
      Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.
      Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds
         (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor.
      Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.

C. Waivers of the Class A Contingent Deferred Sales Charge for Certain
Redemptions.

The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:
      To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value adjusted annually.
      Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to "Shareholder Account
         Rules and Policies," in the applicable fund Prospectus).
      For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:
         1) Following the death or disability (as defined in the Internal
            Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was
            established.
         2) To return excess contributions.
         3) To return contributions made due to a mistake of fact.
4)    Hardship withdrawals, as defined in the plan.7
         5) Under a Qualified Domestic Relations Order, as defined in the
            Internal Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal
            Revenue Code.
         6) To meet the minimum distribution requirements of the Internal
            Revenue Code.
         7) To make "substantially equal periodic payments" as described in
            Section 72(t) of the Internal Revenue Code.
         8) For loans to participants or beneficiaries.
         9) Separation from service.8
         10)      Participant-directed redemptions to purchase shares of a
            mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special
            arrangements with the Distributor.
         11)      Plan termination or "in-service distributions," if the
            redemption proceeds are rolled over directly to an
            OppenheimerFunds-sponsored IRA.
      For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.
      For distributions from retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the Distributor.
      For distributions from retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or record keepers which have entered into a special agreement with the Distributor.

   Waivers of Class B, Class C and Class N Sales Charges of Oppenheimer Funds
---------------------------------------------------------------------------------

The Class B, Class C and Class N contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A. Waivers for Redemptions in Certain Cases.

The Class B, Class C and Class N contingent deferred sales charges will be waived for redemptions of shares in the following cases:
      Shares redeemed involuntarily, as described in "Shareholder Account
         Rules and Policies," in the applicable Prospectus.
      Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.
      The contingent deferred sales charges are generally not waived following the death or disability of a grantor or trustee for a trust account. The contingent deferred sales charges will only be waived in the limited case of the death of the trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security
         Administration.
      Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.
      Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.
      Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.
      Redemptions of Class C shares of an Oppenheimer fund in amounts of $1 million or more requested in writing by a Retirement Plan sponsor and submitted more than 12 months after the Retirement Plan's first purchase of Class C shares, if the redemption proceeds are invested to purchase Class N shares of one or more Oppenheimer funds.
      Distributions9 from Retirement Plans or other employee benefit plans for any of the following purposes:
         1) Following the death or disability (as defined in the Internal
            Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was
            established in an Oppenheimer fund.
         2) To return excess contributions made to a participant's account.
         3) To return contributions made due to a mistake of fact.
         4) To make hardship withdrawals, as defined in the plan.10
         5) To make distributions required under a Qualified Domestic
            Relations Order or, in the case of an IRA, a divorce or
            separation agreement described in Section 71(b) of the Internal
            Revenue Code.
         6) To meet the minimum distribution requirements of the Internal
            Revenue Code.
         7) To make "substantially equal periodic payments" as described in
            Section 72(t) of the Internal Revenue Code.
         8) For loans to participants or beneficiaries.11
         9) On account of the participant's separation from service.12
         10)      Participant-directed redemptions to purchase shares of a
            mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a
            Retirement Plan if the plan has made special arrangements with the Distributor.
         11)      Distributions made on account of a plan termination or
            "in-service" distributions, if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
         12)      For distributions from a participant's account under an
            Automatic Withdrawal Plan after the participant reaches age 59 1/2, as long as the aggregate value of the distributions does not exceed 10% of the account's value, adjusted annually.
         13)      Redemptions of Class B shares under an Automatic Withdrawal
            Plan for an account other than a Retirement Plan, if the
            aggregate value of the redeemed shares does not exceed 10% of the account's value, adjusted annually.
         14)      For distributions from 401(k) plans sponsored by
            broker-dealers that have entered into a special arrangement with the Distributor allowing this waiver.
      Redemptions of Class B shares or Class C shares under an Automatic
         Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually.

B. Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:
      Shares sold to the Manager or its affiliates.
      Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
      Shares issued in plans of reorganization to which the Fund is a party.
      Shares sold to present or former officers, directors, trustees or employees (and their "immediate families" as defined above in
         Section I.A.) of the Fund, the Manager and its affiliates and retirement plans established by them for their employees.

   Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer
           Funds Who Were Shareholders of Former Quest for Value Funds
-------------------------------------------------------------------------------

The initial and contingent deferred sales charge rates and waivers for Class
A, Class B and Class C shares described in the Prospectus or Statement of
Additional Information of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value
Funds.  To be eligible, those persons must have been shareholders on November
24, 1995, when OppenheimerFunds, Inc. became the investment advisor to those former Quest for Value Funds.  Those funds include:
   Oppenheimer Quest Value Fund, Inc.           Oppenheimer Small Cap Value
   Fund
   Oppenheimer Quest Balanced Value Fund        Oppenheimer Quest
   International Value Fund, Inc.
   Oppenheimer Quest Opportunity Value Fund

      These arrangements also apply to shareholders of the following funds when they merged (were reorganized) into various Oppenheimer funds on
November 24, 1995:

   Quest for Value U.S. Government Income Fund  Quest for Value New York
   Tax-Exempt Fund
   Quest for Value Investment Quality Income Fund     Quest for Value
   National Tax-Exempt Fund
   Quest for Value Global Income Fund     Quest for Value California
   Tax-Exempt Fund

      All of the funds listed above are referred to in this Appendix as the
"Former Quest for Value Funds."  The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an
Oppenheimer fund that are either:
      acquired by such shareholder pursuant to an exchange of shares of an
         Oppenheimer fund that was one of the Former Quest for Value Funds,
         or
      purchased by such shareholder by exchange of shares of another
         Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on
         November 24, 1995.

A. Reductions or Waivers of Class A Sales Charges.

      Reduced Class A Initial Sales Charge Rates for Certain Former Quest for
Value Funds Shareholders.

Purchases by Groups and Associations.  The following table sets forth the initial sales charge rates for Class A shares purchased by members of
"Associations" formed for any purpose other than the purchase of securities.
The rates in the table apply if that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.

--------------------------------------------------------------------------------
                      Initial Sales       Initial Sales Charge   Concession as
Number of Eligible    Charge as a % of    as a % of Net Amount   % of Offering
Employees or Members  Offering Price      Invested               Price
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
9 or Fewer                   2.50%                2.56%              2.00%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
At  least  10 but not        2.00%                2.04%              1.60%
more than 49
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
      For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund's Prospectus.

      Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an
Association, or the sales charge rate that applies under the Right of
Accumulation described in the applicable fund's Prospectus and Statement of
Additional Information. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Distributor.

      Waiver of Class A Sales Charges for Certain Shareholders.  Class A
shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:
o     Shareholders who were shareholders of the AMA Family of Funds on
            February 28, 1991 and who acquired shares of any of the Former
            Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.
o     Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

      Waiver of Class A Contingent Deferred Sales Charge in Certain
Transactions.  The Class A contingent deferred sales charge will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for Value Fund:

      Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee
Retirement Income Security Act of 1974 and regulations adopted under that law.

B. Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

      Waivers for Redemptions of Shares Purchased Prior to March 6, 1995.  In
the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6, 1995 in connection with:
o     withdrawals under an automatic withdrawal plan holding only either
            Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account value, adjusted annually, and
o     liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

      Waivers for Redemptions of Shares Purchased on or After March 6, 1995
but Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or
Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such
Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995:
o     redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S.
            Social Security Administration);
o     withdrawals under an automatic withdrawal plan (but only for Class B or
            Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account value; adjusted annually, and
o     liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value.

      A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class
B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another
Oppenheimer fund within 90 days after redemption.

 Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer
          Funds Who Were Shareholders of Connecticut Mutual Investment
                                 Accounts, Inc.
---------------------------------------------------------------------------

The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix)
of the following Oppenheimer funds (each is referred to as a "Fund" in this section):
   Oppenheimer U. S. Government Trust,
   Oppenheimer Bond Fund,
   Oppenheimer Value Fund and
   Oppenheimer Disciplined Allocation Fund
are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the "Former Connecticut
Mutual Funds") on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual Funds:
   Connecticut Mutual Liquid Account         Connecticut Mutual Total Return
   Account
   Connecticut Mutual Government Securities Account   CMIA LifeSpan Capital
   Appreciation Account
   Connecticut Mutual Income Account         CMIA LifeSpan Balanced Account
   Connecticut Mutual Growth Account         CMIA Diversified Income Account

A. Prior Class A CDSC and Class A Sales Charge Waivers.

      Class A Contingent Deferred Sales Charge. Certain shareholders of a
Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a
Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the "prior Class A
CDSC"). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

      Those shareholders who are eligible for the prior Class A CDSC are:
         1) persons whose purchases of Class A shares of a Fund and other
            Former Connecticut Mutual Funds were $500,000 prior to March 18,
            1996, as a result of direct purchases or purchases pursuant to the Fund's policies on Combined Purchases or Rights of
            Accumulation, who still hold those shares in that Fund or other
            Former Connecticut Mutual Funds, and
         2) persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge

      Any of the Class A shares of a Fund and the other Former Connecticut
Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

      Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares:
         1) any purchaser, provided the total initial amount invested in the
            Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of Intention and Rights of
            Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the
            Former Connecticut Mutual Funds or a Fund into which such Fund merged;
         2) any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more;
         3) Directors of the Fund or any one or more of the Former
            Connecticut Mutual Funds and members of their immediate families;
         4) employee benefit plans sponsored by Connecticut Mutual Financial
            Services, L.L.C. ("CMFS"), the prior distributor of the Former
            Connecticut Mutual Funds, and its affiliated companies;
         5) one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and
         6) an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the Former Connecticut Mutual
            Funds, provided the institution had an agreement with CMFS.

      Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former Connecticut Mutual Funds described above.

      Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life Insurance Company through the Panorama Separate
Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B. Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of
Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former Connecticut
Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut
Mutual Fund. Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996:
   1) by the estate of a deceased shareholder;
   2) upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code;
   3) for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or
      403(b)(7)of the Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;
4)    as tax-free returns of excess contributions to such retirement or employee benefit plans;
   5) in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or concession in connection with the purchase of shares of any registered investment management company;
   6) in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;
   7) in connection with the Fund's right to involuntarily redeem or liquidate the Fund;
   8) in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic
      Withdrawal Plan but limited to no more than 12% of the original value annually; or
   9) as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's Articles of Incorporation, or as adopted by the Board of Directors of the Fund.

   Special Reduced Sales Charge for Former Shareholders of Advance America
                                    Funds, Inc.
------------------------------------------------------------------------------

Shareholders of Oppenheimer AMT-Free Municipals, Oppenheimer U.S. Government
Trust, Oppenheimer Strategic Income Fund and Oppenheimer Capital Income Fund
who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance America Funds, Inc. into those
Oppenheimer funds on October 18, 1991, and who held shares of Advance America
Funds, Inc. on March 30, 1990, may purchase Class A shares of those four
Oppenheimer funds at a maximum sales charge rate of 4.50%.

      Sales Charge Waivers on Purchases of Class M Shares of Oppenheimer
                            Convertible Securities Fund
------------------------------------------------------------------------------

Oppenheimer Convertible Securities Fund (referred to as the "Fund" in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of investors listed below who, prior to March 11, 1996, owned shares of the Fund's then-existing Class A and were permitted to purchase those shares at net asset value without sales charge:
      the Manager and its affiliates,
      present or former officers, directors, trustees and employees (and their "immediate families" as defined in the Fund's Statement of
         Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment advisor of the Fund for their employees,
      registered management investment companies or separate accounts of insurance companies that had an agreement with the Fund's prior investment advisor or distributor for that purpose,
      dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees,
      employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers (and whose identity is made known to the
         Distributor) or with the Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications,
      dealers, brokers, or registered investment advisors that had entered into an agreement with the Distributor or the prior distributor of the Fund specifically providing for the use of Class M shares of the
         Fund in specific investment products made available to their clients, and
      dealers, brokers or registered investment advisors that had entered into an agreement with the Distributor or prior distributor of the
      Fund's shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment advisor provides administrative services.

Oppenheimer Rochester National Municipals

Internet Website
     www.oppenheimerfunds.com
     ------------------------

Investment Advisor
     OppenheimerFunds, Inc.
     Two World Financial Center,
     225 Liberty Street, 11th Floor,
     New York, New York 10281-1008

Distributor
     OppenheimerFunds Distributor, Inc.
     Two World Financial Center,
     225 Liberty Street, 11th Floor,
     New York, New York 10281-1008
Transfer Agent
     OppenheimerFunds Services
     P.O. Box 5270
     Denver, Colorado 80217
     1.800.CALL OPP(225.5677)

Custodian Bank
     Citibank, N.A.
     111 Wall Street
     New York, New York 10005

Independent Registered Public Accounting Firm
     KPMG LLP
     707 Seventeenth Street
     Denver, Colorado 80202

Legal Counsel
     Mayer, Brown, Rowe & Maw LLP
     1675 Broadway
     New York, New York 10019

1234
PX795.001.0205